As filed with the Securities and Exchange Commission on June 11, 1997


                            SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. 2)


Filed by the Registrant[X]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ X]  Preliminary Proxy Statement      [  ]  Confidential, for Use of the
[  ]  Definitive Proxy Statement             Commission Only (as permitted by
      [  ] Definitive Additional Materials       Rule 14a-6(e)(2))
[  ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


 .....................California Real Estate Investment Trust...................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ......................................................................
         2) Aggregate number of securities to which transaction applies:
         ......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ......................................................................
         4) Proposed maximum aggregate value of transaction:
         ......................................................................
         5) Total fee paid:
         ......................................................................

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ......................................................................
         2) Form, Schedule or Registration Statement No.:
         ......................................................................
         3) Filing Party:
         ......................................................................
         4) Date Filed:
         ......................................................................

455009.26

                     PRELIMINARY MATERIALS -- June 11, 1997


                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                          131 Steuart Street, Suite 200
                         San Francisco, California 94105


                                                                   June 17, 1997


Dear Shareholder:


     You are cordially invited to attend the 1997 annual meeting of shareholders of California Real Estate Investment Trust, a California trust (the "Company") to be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on July , 1997 at 10:00 a.m., local time (the "Annual Meeting").

   In January 1997, a partnership controlled by Samuel Zell, CalREIT Investors Limited Partnership ("CRIL"), acquired the 76% ownership interest held by the Company's then parent, The Peregrine Real Estate Trust. Mr. Zell controls Equity Group Investments, Inc. ("EGI"), a privately held investment company that is engaged in the acquisition, ownership, management and financing of real estate and corporations. EGI is one of the world's largest private owners of real estate.


     Prior to CRIL's purchase of the Company's common shares, EGI had developed and presented to the Company's board of trustees a business plan for the Company with Victor Capital Group L.P. ("Victor Capital"), a real estate investment services firm headquartered in New York City, New York. Victor Capital's business includes real estate investment banking, real estate advisory services and real estate asset management services. Victor Capital is headed and owned equally by Mr. Craig M. Hatkoff and Mr. John R. Klopp. Mr. Klopp and Mr. Hatkoff founded Victor Capital in 1989. Prior to that time, they were the co-heads and managing partners of Chemical Realty Corporation, the real estate investment banking division of Chemical Bank Corporation.


     In connection with securing the approval of the Company's board of trustees for the transaction, EGI and Victor Capital presented a proposal that included the proposed new business plan, a new management team for the Company and a preferred equity investment in the Company of not less than $30 million. As part of the new business plan and concurrently with the preferred equity investment, the Company will acquire Victor Capital's real estate investment banking, real estate advisory and real estate asset management businesses, including its experienced management teams, for $5.0 million in promissory notes.

     With the new management team and the preferred equity investment, the Company will be positioned to execute the proposed business plan, which contemplates creating a finance company designed primarily to take advantage of opportunities to make high-yielding investments in commercial real estate, including senior and junior commercial mortgage loans and preferred equity investments.

     At the Annual Meeting you will be asked to vote on six proposals. These proposals are outlined in pages 3 and 4 of the accompanying proxy statement. The proposals are: Proposal 1 - approval of the investment in the Company by an entity controlled by Messrs. Zell, Klopp and Hatkoff; Proposal 2 - amendments to the Company's declaration of trust; Proposal 3 - election of trustees; Proposal 4 - ratification of independent auditors; Proposal 5 approval of a long-term incentive share plan; and Proposal 6 - approval of a trustee share plan.


     Proposal 1 involves the issuance and sale of Class A cumulative, convertible preferred shares (the "Class A Preferred Shares"). These shares are to be priced at $2.69 per share. The Class A Preferred Shares will have a dividend rate of 9.5%. The shares will be purchased by Veqtor Finance Company, LLC ("Veqtor"). Veqtor is a newly formed company that will be controlled by Messrs. Zell, Klopp and Hatkoff. This transaction is referred to as the "Investment."


     The terms and conditions of the Investment are governed by two documents included in the accompanying proxy statement. These documents are: the Preferred Share Purchase Agreement, dated June __, 1997 (the


455009.26

"Investment Agreement"), and the "Certificate of Designation." The Investment Agreement is an agreement between the Company and Veqtor. The Certificate of Designation contains the preferences and rights of the Class A Preferred Shares.

     The actual number of Class A Preferred Shares to be issued will be determined by Veqtor, but will be no less than 11,895,911 shares nor more than 12,639,405 shares for a minimum aggregate purchase price of $32,000,000. The Class A Preferred Shares will be convertible into common shares of the Company at the rate of one common share for each Class A Preferred Share, subject to adjustment to avoid dilution.

     The Investment will provide the Company with a capital infusion with which to implement the Company's new business plan. Detailed information concerning the Investment Agreement, the Investment and the Company's new business plan is set forth in the accompanying proxy statement, which we urge you to read carefully.

     Your board of trustees, after careful consideration, has unanimously approved the Investment Agreement and determined that the Investment is fair to and in the best interest of the shareholders of the Company and recommends that you vote for approval of the Investment.


     As part of Proposal 2, the Amended and Restated Declaration of Trust (found in annex C to the accompanying proxy statement), among other things, eliminates the provisions relating to the Company's qualification as a real estate investment trust ("REIT") for Federal income tax purposes. Under the Company's new business plan, the Company will no longer be operated as a REIT.


     You will also be asked at the Annual Meeting to consider and vote upon Proposals 3 through 6 which include the election of seven trustees to serve until the next annual meeting of shareholders, the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year 1997, the approval of a long-term incentive share plan and the approval of a trustee share plan; and to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS.

     CRIL, which owns 6,959,593 common shares of Company (approximately 76% of the total number of outstanding shares), has advised the Company that it intends to vote in favor of the Company's proposals. Accordingly, approval of the Company's proposals is assured.

     The accompanying proxy statement, which you are urged to read carefully, provides detailed information concerning the proposals. It is important that your shares be represented and voted at the Annual Meeting, whether or not you plan to attend. Please sign, date and return the enclosed proxy card at your earliest convenience to ensure that your vote on the important business matters to be considered at the Annual Meeting will be recorded.

     Your board of trustees and management look forward to greeting personally those shareholders who are able to attend the Annual Meeting. Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                       Sincerely,



                                       Frank A. Morrow
                                       Chairman of the Board

455009.26

                     PRELIMINARY MATERIALS -- June 11, 1997


                     CALIFORNIA REAL ESTATE INVESTMENT TRUST


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on July __, 1997


To the Shareholders of California Real Estate Investment Trust:


    Notice is hereby given that the 1997 annual meeting of the holders of common shares of beneficial interest, $1.00 par value (the "Common Shares"), in California Real Estate Investment Trust, a California trust (the "Company"), will be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on July __, 1997 at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:



          1. To consider and vote upon a proposal to issue and sell at a price of $2.69 per share a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class A Preferred Shares") upon the terms and conditions set forth in the preferred share purchase agreement, dated as of June , 1997, by and between the Company and Veqtor Finance Company, LLC, a Delaware limited liability company ("Veqtor"), attached to the accompanying Proxy Statement as annex A, and in the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company, in the form attached to the accompanying Proxy Statement as annex B;


          2. To consider and vote upon proposals to:

               (a) approve an amendment to the existing declaration of trust of the Company (the "Existing Declaration") which reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares, "Class B Non-Voting Common Shares";

               (b) approve an amendment to the Existing Declaration which revises certain restrictions upon transactions between the Company and certain large shareholders and other affiliates;

               (c) approve an amendment to the Existing Declaration which eliminates certain provisions intended to assure the Company's continued treatment as a "real estate investment trust" for federal tax purposes; and

               (d)  approve other amendments to the Existing Declaration,


     each of the foregoing amendments to be contained in an amended and restated declaration of trust of the Company, in the form attached to the accompanying Proxy Statement as annex C.


          3. To consider and vote upon a proposal to elect seven trustees to serve until the Company's next annual meeting of shareholders or until such trustees' successors are elected and shall have qualified;

          4. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997;


455009.26

          5. To consider and vote upon a proposal to approve a long-term incentive share plan, in the form attached to the accompanying Proxy Statement as annex D;

          6. To consider and vote upon a proposal to approve a non-employee trustee share plan, in the form attached to the accompanying Proxy Statement as annex E; and

          7. The transaction of such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.


     As of June 12, 1997, the Company had a total of 9,137,335 Common Shares outstanding. The board of trustees of the Company has fixed the close of business on June 12, 1997 as the record date for the Annual Meeting. Only shareholders of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.


                                      By order of the Board of Trustees,



                                      Frank A. Morrow
                                      Chairman of the Board


-------------------------------------------------------------------------------
     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD.
-------------------------------------------------------------------------------


June 17, 1997


455009.26

                     PRELIMINARY MATERIALS -- June 10, 1997


                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                          131 Steuart Street, Suite 200
                         San Francisco, California 94105

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY __, 1997


                              ---------------------


                                  INTRODUCTION


     This Proxy Statement (the "Proxy Statement") is being furnished to the holders of common shares of beneficial interest, $1.00 par value (the "Common Shares"), in California Real Estate Investment Trust, a California business trust (the "Company"), in connection with the solicitation of proxies by the Board of Trustees of the Company (the "Board of Trustees") for use at the annual meeting of shareholders of the Company to be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco 94104, on July __, 1997 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting").

     At the Annual Meeting, the shareholders will consider and vote upon a proposal to approve issuance and sale of a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interest in the Company (the "Class A Preferred Shares") for a maximum aggregate purchase price of approximately $34 million and a minimum of approximately $32 million (the "Investment") to Veqtor Finance Company, LLC ("Veqtor"), a newly formed Delaware limited liability company controlled by Mr. Samuel Zell, Mr. John R. Klopp and Mr. Craig M. Hatkoff. The terms and conditions of the Investment are governed by the preferred share purchase agreement, dated as of June , 1997, by and between the Company and Veqtor (the "Investment Agreement") and the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company (the "Certificate of Designation") ("Proposal 1"). The actual number of Class A Preferred Shares to be issued will be determined by Veqtor, but will be no less than 11,895,911 Class A Preferred Shares for a minimum aggregate purchase price of $32,000,000.

     In January 1997, the Board of Trustees approved a proposal presented by Equity Group Investments, Inc. ("EGI") and Victor Capital Group, L.P. ("Victor Capital") to have the Company pursue a new business plan to be implemented by a new management team following a preferred equity investment in the Company of not less than $30 million. EGI, which is controlled by Samuel Zell, is an owner, manager and financier of real estate properties and companies throughout the United States. Victor Capital, which is controlled by John R. Klopp and Craig M. Hatkoff, is a real estate financial services firm that will be acquired by the Company concurrently with the Investment in exchange for $5.0 million in promissory notes.

     The Investment will provide the Company with an equity infusion to be used in the implementation of the Company's new business plan. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- Overview".



455009.26

     See "RISK FACTORS" beginning on page 8 for certain factors which should be considered in evaluating the Investment and the Company's new business plan.


     At the Annual Meeting,  the  shareholders  will also consider and vote upon
(i) proposals to: (a) approve an amendment to the existing declaration of trust of the Company (the "Existing Declaration") which reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares, "Class B Non-Voting Common Shares"; (b) approve an amendment to the Existing Declaration which revises certain restrictions upon transactions between the Company and certain large shareholders and other affiliates; (c) approve an amendment to the Existing Declaration which eliminates certain provisions intended to assure the Company's continued treatment as a "real estate investment trust" for federal tax purposes; and (d) approve other amendments to the Existing Declaration (the foregoing amendments, collectively, the "Amendments"), each of the foregoing amendments to be contained in an amended and restated declaration of trust for the Company, in the form attached hereto as annex C (the "Restated Declaration") (collectively, "Proposal 2"), (ii) a proposal to elect the following nominees as trustees of the Company to serve until the Company's next annual meeting of shareholders or until such trustees' successors are elected and shall have qualified: Martin L. Edelman, Gary R. Garrabrant, Craig M. Hatkoff, John R. Klopp, Sheli Z. Rosenberg, Lynne B. Sagalyn and Samuel Zell (the "Nominees") ("Proposal 3"), (iii) a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997 ("Proposal 4"),
(iv) a proposal to approve a long-term incentive share plan, in the form attached hereto as annex D (the "Incentive Share Plan") ("Proposal 5"), and (v) a proposal to approve a non-employee trustee share plan, in the form attached hereto as annex E (the "Trustee Plan") ("Proposal 6"), and will transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The above proposals are referred collectively herein as the "Proposals."

     A conformed copy of the Investment Agreement is included as annex A hereto, the form of the Certificate of Designation is included as annex B hereto, the form of proposed Restated Declaration is included as annex C hereto, the form of Incentive Share Plan is included as annex D hereto and the form of Trustee Plan is included as annex E hereto. The summaries of portions of the Investment Agreement, the form of Certificate of Designation, the form of Restated Declaration, the Incentive Share Plan and the Trustee Share Plan set forth in this Proxy Statement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the text of the Investment Agreement, the Certificate of Designation, the Restated Declaration, the Incentive Share Plan and the Trustee Share Plan.


     Under California law, shareholders are not entitled to any dissenters' appraisal rights in connection with the Investment.

     YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY, OF COURSE, ATTEND THE ANNUAL MEETING, REVOKE YOUR PROXY AND VOTE IN PERSON EVEN IF YOU HAVE ALREADY RETURNED YOUR PROXY CARD.

     The Board of Trustees unanimously recommends a vote in favor of approval of each of the Proposals that will be considered at the Annual Meeting.

     THE BOARD OF TRUSTEES OF THE COMPANY, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY APPROVED THE INVESTMENT AGREEMENT AND THE CERTIFICATE OF DESIGNATION AND DETERMINED THAT THE INVESTMENT IS FAIR TO, AND IN THE BEST INTEREST OF, THE SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INVESTMENT.

     The affirmative vote of holders of 662/3% of the outstanding shares is required to approve the amendments contained in the Restated Declaration. The approval of the Investment, the election of the Nominees, the ratification of the appointment of the independent auditors, the approval of the Incentive Share Plan and the approval of the Trustee Plan require a majority of the votes cast by shareholders at the Annual Meeting. CalReit Investors Limited

455009.26
                                      -ii-

Partnership ("CRIL"), a partnership that is controlled by Mr. Zell, that owns 6,959,593 shares (approximately 76% of the total number of outstanding shares), has advised the Company that it intends to vote in favor of the Proposals. Accordingly, approval of the Investment, the Restated Declaration and the other Proposals is assured.

     All shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. The enclosed proxy is solicited on behalf of the Company's Board of Trustees. You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke your proxy, giving the Company a new proxy or by attending the Annual Meeting and voting in person.

     The Company's principal executive office is located at 131 Steuart Street #200, San Francisco, California 94105 and the telephone number at that address is (415) 905-0288.


     This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 17 , 1997.


455009.26
                                     -iii-

                            ------------------------

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement in connection with the solicitation of proxies made hereby, and, if given or made, any such information or representation should not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of the Company since the date of this Proxy Statement.

                            ------------------------



                              AVAILABLE INFORMATION

     The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the Commission: Midwest Regional Office,
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material and other information concerning the Company may also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005 on which the Common Shares are listed. In addition, the Commission maintains a site on the World Wide Web portion of the Internet that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

455009.26
                                      -iv-

                                TABLE OF CONTENTS

                                                                          Page


         SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS................-vii-

SUMMARY  .....................................................................1
         The Company..........................................................1
         The Annual Meeting...................................................2
         The Proposals........................................................3
         Interests of the Principal Shareholder and Management
         in the Investment and the Acquisition................................4
         Recommendation of the Board of Trustees..............................4
         Certain Tax Considerations...........................................5
         Registration Rights..................................................5
         No Appraisal Rights..................................................5
         Ownership Structure of the Company...................................6

RISK FACTORS..................................................................8
         Risk Factors Relating to the Investment..............................8
         Risk Factors Relating to the Company's New Business Plan
         and the Acquisition..................................................9

PRO FORMA CAPITALIZATION.....................................................16

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
         INFORMATION OF THE COMPANY..........................................17

HISTORICAL MARKET PRICE AND DIVIDENDS DATA...................................23
         Market Prices and Dividends.........................................23
         Dividend Policy.....................................................23

BUSINESS OF THE COMPANY FOLLOWING
         THE INVESTMENT AND THE ACQUISITION..................................24
         Overview ...........................................................24
         General  ...........................................................24
         Categories of Investment............................................25
         Other Investments...................................................28
         Portfolio Management................................................30
         Certain Legal Aspects of Mortgage Loans and Real Property...........31

EXISTING BUSINESS OF THE COMPANY.............................................38

BUSINESS AND OTHER INFORMATION CONCERNING VICTOR CAPITAL.....................38
         Description of Business.............................................39
         Management's Discussion and Analysis of Financial
         Condition and Results of Operations.................................41

THE ANNUAL MEETING...........................................................45
         Introduction........................................................45
         Matters to be Considered at the Annual Meeting......................45
         Voting Rights and Vote Required.....................................45
         Voting of Proxies; Solicitation.....................................46
         No Appraisal Rights.................................................47

PROPOSAL 1 -- APPROVAL OF THE INVESTMENT.....................................48
         Overview ...........................................................48
         Background of and Reasons for the Proposal; Board
         of Trustees' Recommendation.........................................48

455009.26
                                       -v-

                                                                           Page

         The Investment Agreement............................................52
         Interests of the Principal Shareholder and
         Management in the Investment........................................53
         Use of Proceeds.....................................................54

PROPOSAL 2 -- APPROVAL OF RESTATED DECLARATION...............................54

PROPOSAL 3 -- ELECTION OF TRUSTEES...........................................71
         Nominees for Election as Trustees...................................71
         Board of Trustees...................................................73
         Compensation of Trustees............................................73
         Executive Officers..................................................73
         Executive Compensation..............................................74
         Employment and Consulting Agreement.................................75
         Compliance with Section 16(a).......................................76
         Report on Executive Compensation....................................77
         Performance Graph...................................................78
         Security Ownership of Certain Beneficial Owners and Management......79
         Certain Relationships and Related Transactions......................80

PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS...........................82

PROPOSAL 5--  APPROVAL OF THE 1997 LONG-TERM INCENTIVE SHARE PLAN............83

PROPOSAL 6 --APPROVAL OF THE NON-EMPLOYEE TRUSTEE SHARE PLAN.................88

DESCRIPTION OF CAPITAL SHARES................................................92

FEDERAL INCOME TAX CONSIDERATIONS............................................96

SHAREHOLDER PROPOSALS........................................................98

INDEX TO FINANCIAL STATEMENTS...............................................F-1


ANNEXES

Annex A -- Investment Agreement
Annex B -- Form of Certificate of Designation
Annex C -- Form of Amended and Restated Declaration of Trust
Annex D -- Form of Incentive Share Plan
Annex E -- Form of Trustee Plan
Annex F -- Annual Report on Form 10-K, as amended
Annex G -- Quarterly Report on Form 10-Q

455009.26
                                      -vi-

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


     Certain statements under the captions "SUMMARY," "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- Background of and Reasons for the Proposal; Board of Trustees' Recommendation" and "BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION" and elsewhere in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Company's filings with the
Commission: the successful implementation of the new business plan, changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Company and other factors referred to in this Proxy Statement.

455009.26
                                      -vii-

                                     SUMMARY


     The following is a summary of certain information contained elsewhere in this Proxy Statement and the annexes hereto. This summary is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated by reference in this Proxy Statement. Shareholders are urged to read this Proxy Statement and the annexes hereto in their entirety.

The Company


     Following the consummation of the Investment, the Company, through the execution of its new business plan, will become a finance company designed primarily to take advantage of opportunities to make high-yielding investments in commercial real estate, including senior and junior commercial mortgage loans and preferred equity investments (collectively "mezzanine investments"). The Company believes that the recent significant recovery in commercial real estate property values, coupled with the fundamental structural changes in the real estate capital markets, has created increased demand for financing at the mezzanine level, i.e., the position between senior lenders and controlling equity owners. The Company believes that mezzanine investment opportunities -- if carefully underwritten, structured and monitored -- are attractive investment opportunities that pose potentially less risk than direct equity ownership of real property. In connection with the commencement of this new business plan, concurrently with the consummation of the Investment, the Company will acquire the business of Victor Capital and certain affiliates (the "Acquisition"), including Victor Capital's existing management team for $5.0 million in promissory notes. The Company believes that, by acquiring direct ownership of Victor Capital's existing real estate investment banking, real estate advisory and real estate asset management business and the services of Victor Capital's experienced management and professional team, the Company will be better positioned to implement the new business plan. In addition, the Acquisition will eliminate conflicts of interest that might exist if Victor Capital remained an affiliate of the Company under common control.


     Under the new business plan, the Company will pursue investment and lending opportunities intended to capitalize on inefficiencies in the real estate capital and mortgage markets. Initially, the Company's investment program will emphasize three general categories of real estate related assets.

     o Mortgage Loans. The Company intends to pursue opportunities to provide commercial mortgage loans ("Mortgage Loans") to real estate owners and property developers who require interim financing until permanent financing can be obtained. The Company's Mortgage Loans will generally not be permanent in nature, but rather are intended to be of a relatively short-term duration, with extension options as deemed appropriate, and will typically require a balloon payment of principal at maturity.

     o Mezzanine Loans. The Company intends to originate higher-yielding loans that are subordinate to first lien mortgage loans on commercial real estate and are secured either by a second lien mortgage or a pledge of the ownership interests in the borrowing property owner. Alternatively, the Company's mezzanine loans may take the form of preferred equity investment in the borrower with the terms of the preferred equity substantially the same as the loans described above (collectively, "Mezzanine Loans").

     o Subordinated Interests. The Company intends to pursue investments in subordinated interests ("Subordinated Interests") in collateralized commercial mortgage obligations and other commercial mortgage-backed securities (collectively, "CMBS").

     In furtherance of pursuing its business plan, the Company may acquire mortgage loans originated by others, may originate other whole loans, including construction loans, with the intent of selling the senior tranche of such loans thereby creating a Subordinated Interest, may continue ownership of its existing liquid mortgage-backed securities, may invest in other classes of mortgage backed securities and may invest in an array of other similar secured or unsecured debt or equity investments or products consistent with its business plan.


455009.26

     The new business plan contemplates the continuation of Victor Capital's real estate investment banking, real estate advisory and real estate asset management businesses, which will be implemented by Victor Capital's experienced management and professional teams. As a division of the Company, Victor Capital, which will continue to operate under the name Victor Capital Group following the Acquisition, will continue to provide services to real estate investors, owners and developers and to financial institutions in connection with mortgage financings, securitizations, joint ventures, debt and equity investments, mergers and acquisitions, portfolio evaluations, restructurings and disposition programs. The Company may acquire additional real estate financial services businesses which are complementary to Victor Capital's business.

     Concurrently with the consummation of the Investment, Veqtor will purchase from CRIL the 6,959,592 Common Shares purchased by CRIL. Upon consummation of such purchase from CRIL and the Investment, the Class A Preferred Shares acquired by Veqtor, when added to Common Shares purchased by Veqtor, will represent approximately 90% of the voting power of the Company (assuming 12,267,658 Class A Preferred Shares are purchased by Veqtor).

     The Company has previously operated as a qualified real estate investment trust ("REIT"), originating, acquiring, operating or holding income-producing real property and mortgage related investments. In the early 1990s, the Company experienced difficulties in its historical business and incurred significant losses. Prior to the change in control following CRIL's purchase of the 6,959,593 Common Shares from The Peregrine Real Estate Trust (the "Former Parent") in January 1997, the Company had been carrying out a plan to monetize its remaining investments in real property and invest the proceeds in liquid mortgage-backed securities which satisfy REIT asset qualification requirements and mortgage loans in furtherance of its strategy of pursuing expansion opportunities through mergers, asset acquisitions, joint ventures or other business combinations or capital transactions. As of year end, the Company had $14,115,000 invested in such mortgage-backed securities. The sale of the Former Parent's 6,959,593 Common Shares to CRIL was consistent with the Board's plans to expand the Company as approved by the Board of Trustees in accordance with the Declaration of Trust.

     Consummation of the Acquisition is subject to certain conditions including approval of the Investment by the shareholders. For a description of the terms and conditions of the Acquisition, please refer to the information under the caption "PROPOSAL 3 -- ELECTION OF TRUSTEES -- Certain Relationship and Related Transactions."

The Annual Meeting


     Meeting Date and Record Date. The Annual Meeting will be held at 10:00 a.m., local time, on July __, 1997 at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104. The close of business on June 12, 1997 has been fixed by the Board of Trustees as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Shares as of the Record Date are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

  Matters to be Considered. At the Annual Meeting, the shareholders will consider and vote upon the Investment, the Restated Declaration, the election of the Nominees as trustees, the ratification of the appointment of the Company's independent auditors, the Incentive Share Plan and the Trustee Plan and will transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. See "THE ANNUAL MEETING -- Matters to be Considered at the Annual Meeting.

   Vote Required. As of June 12, 1997, the Company has a total of 9,137,335 Common Shares outstanding, all of which are entitled to be voted on the Proposals. Approval of the Amendments contained in the Restated Declaration requires the affirmative vote of holders of 662/3% of the Common Shares.
Approval of the Investment, the election of each of the Nominees, the ratification of the appointment of the Company's independent auditors, the adoption of the Incentive Share Plan and the adoption of the Trustee Plan each requires a majority of the votes cast by the shareholders at the Annual Meeting. See "THE ANNUAL MEETING -- Voting Rights and Vote Required."


     There is no requirement that any of the Proposals to be considered at the Annual Meeting obtain a majority vote in favor of such Proposals from shareholders not affiliated with CRIL in order for them to be implemented by the Company. CRIL, which owns 6,959,593 Common Shares (approximately 76% of the total number of outstanding

455009.26
                                        2
shares), has advised the Company that it intends to vote in favor of the Proposals. Accordingly, with the vote of CRIL in favor of the Proposals, the Investment, the Restated Declaration, Incentive Share Plan and the Trustee Plan will be approved, the appointment of the Company's independent auditors will be ratified and the Nominees will be elected trustees without the affirmative vote of any other shareholders. See "THE ANNUAL MEETING -- Voting Rights and Vote Required."

The Proposals

     Proposal 1 -- Approval of the Investment. At the Annual Meeting, the shareholders will be asked to approve the Investment, pursuant to which the Company will issue and sell to Veqtor, upon the terms and conditions of the Investment Agreement and the Certificate of Designation, approximately 12,267,658 Class A Preferred Shares for a purchase price of approximately $33 million.

     The Investment will provide the Company with approximately $33 million in new equity capital to be used in implementing the new business plan. The equity capital to be provided by EGI and Victor Capital was a factor considered by the Board of Trustees in approving the Former Parent's proposed sale to CRIL and the new business plan. At that time, the Board of Trustees expressly approved the preferred equity investment proposed by EGI and Victor Capital at a purchase price of $2.69 per share (convertible at a rate of one Common Share for each Class A Preferred Share).

     The Investment, the Investment Agreement and the Certificate of Designation are described more specifically herein under "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT" and "DESCRIPTION OF CAPITAL SHARES." A conformed copy of the Investment Agreement is attached hereto as annex A and the form of Certificate of Designation is attached hereto as annex B.

     Proposal 2 -- Amendments to Declaration of Trust. At the Annual Meeting, shareholders will be asked to approve the Amendments contained in the Restated Declaration in the form attached hereto as annex C. The Restated Declaration would amend the Existing Declaration, among other things, in the following manner:

     Capitalization. The Restated Declaration reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares to be known as "Class B Non-Voting Common Shares." See "DESCRIPTION OF CAPITAL SHARES."


     Related Party Transactions. The Existing Declaration provides certain restrictions upon transactions between the Company and certain large shareholders and other affiliates. These provisions have been revised in the Restated Declaration to indicate that no contract or transaction between a Trustee, officer or shareholder and the Company shall be void or voidable solely because of the interested party's relationship with the Company or the interested party's presence at a meeting where such transaction was approved or the interested party's votes were courted for such purpose if either (i) the material facts as to the interested party's relationship or interest were disclosed and the transaction was approved in good faith by either a majority of the shareholders or a majority of the disinterested Trustees or (ii) the contract or transaction is fair to the Company. In addition, Section 3.7 of the Restated Declaration eliminates any "corporate opportunity" claims by the Company or any shareholder with respect to any Trustee, officer or shareholder.


     Change of Company Name. The Restated Declaration provides that the Company will conduct its business under the name "Capital Trust."

     Elimination  of  Provisions  Relating to the Company's  Qualification  as a
REIT. Under the Company's new business plan, the Company will no longer be operated as a "real estate investment trust." Several provisions of the Existing Declaration provide limitations upon the conduct of the Company's business, including providing investment policies intended to assure the Company's ability to continue to be treated as a "real estate investment trust" for federal income tax purposes. The Restated Declaration eliminates the provisions relating to the Company's qualification as a real estate investment trust, including restrictions on share ownership relating to continued real estate investment trust qualification, restrictions upon investments permitted to be made by the Company and the requirement that a majority of the members of the Board of Trustees be independent.

455009.26
                                        3

     Board of Trustees. The Restated Declaration increases the maximum permissible size of the Board of Trustees from seven to 21 and provides that Trustees will be elected at each annual meeting by a plurality of the shares entitled to vote at such meeting. In addition, the requirement that a majority of the members of the Board of Trustees be independent has been eliminated.

     Shareholders will vote on the Amendments as separate sub-proposals. The sub-proposals to approve the Amendments comprise a group of related and interdependent matters for shareholder action. Implementation of each of the Amendments is conditioned upon approval of the other Amendments. Therefore, unless each of the Amendments receives the requisite vote in favor of approval, none of the other Amendments will be implemented.

     The Restated Declaration is described more specifically herein under "PROPOSAL 2 -- APPROVAL OF THE RESTATED DECLARATION."

     Proposal 3 -- Election of Trustees. At the Annual Meeting, the shareholders will be asked to elect the Company's seven Nominees as trustees, each to serve until the next annual meeting of shareholders of the Company or until their successors have been elected and shall have qualified.

     The Nominees are discussed more specifically herein under "PROPOSAL 3 -- ELECTION OF TRUSTEES."

     Proposal 4 -- Ratification of Appointment of Independent Auditors. At the Annual Meeting, the shareholders will be asked to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997. The appointment of Ernst & Young LLP as independent auditors is discussed more specifically herein under "PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS."


     Proposal 5 -- Approval of the 1997 Long-term Incentive Share Plan. At the Annual Meeting, the shareholders will be asked to approve the adoption of the Incentive Share Plan for the Company. The proposed Incentive Share Plan is described more specifically herein under "PROPOSAL 5 -- APPROVAL OF THE 1997 LONG-TERM INCENTIVE SHARE PLAN."

     Proposal 6 -- Approval of The Non-Employee Trustee Share Plan. At the Annual Meeting, the shareholders will be asked to approve the adoption of the Trustee Plan for the Company. The proposed Trustee Plan is described more specifically herein under "PROPOSAL 6 -- APPROVAL OF THE NON-EMPLOYEE TRUSTEE SHARE PLAN.."


Interests of the Principal Shareholder and Management in the Investment and the Acquisition

     In considering the recommendation of the Company's Board of Trustees with respect to the Investment, shareholders should be aware that the Company's largest shareholder, CRIL, and certain trustees of the Company have certain interests in the Investment that are in addition to the interests of the Company and the shareholders generally. Mr. Zell, who may be deemed to be the beneficial owner of the Common Shares held by CRIL, Mr. Garrabrant and Mr. Klopp, trustees of the Company, will beneficially own an aggregate of 63.8% of the ownership interests in Veqtor which will acquire the Class A Preferred Shares pursuant to the Investment. Messrs. Zell, Garrabrant and Klopp will own approximately 34.3%, 4.5% and 25% of the interests in Veqtor. Upon consummation of the Investment, the Company will acquire Victor Capital and certain affiliates, approximately 50% of which are owned directly or indirectly by Mr. Klopp. To the extent Messrs. Zell, Garrabrant and Klopp derive benefits from the Investment and Acquisition, their interests conflict with shareholders generally, since shareholders will not derive similar benefits from consummation of such transactions. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--Interests of the Principal Shareholder and Management in the Investment and the Acquisition."

Recommendation of the Board of Trustees


     The Board of Trustees has unanimously determined to recommend a vote in favor of approval of each of the Proposals. The Board of Trustees believes that the Investment is fair to, and in the best interest of, the shareholders of the Company. For a discussion of the factors considered by the Board of Trustees in reaching its decision to


455009.26
                                        4
recommend approval of the Investment, see "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--Background of and Reasons for the Proposal; Board of Trustees' Recommendation."

Certain Tax Considerations

     The shareholders will not recognize gain or loss for federal income tax purposes as a result of the Investment or the adoption of the Restated Declaration. In addition, the Company does not anticipate incurring any federal income tax liability as a result of the Investment. However, after consummation of the Investment, the Company intends to conduct its business in a manner that will cause it to be ineligible to be treated as a real estate investment trust for federal income tax purposes. See "FEDERAL INCOME TAX CONSIDERATIONS."

Registration Rights

     The Investment Agreement provides that Veqtor may request registration under the Securities Act of all or any portion of the shares of the Company held by Veqtor on three occasions. All costs of such registration (other than underwriting discounts and selling commissions and fees and expenses of Veqtor's legal counsel) are to be paid by the Company. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--The Investment Agreement."

No Appraisal Rights


     Under California law, shareholders are not entitled to any dissenters' appraisal rights in connection with the Investment. See "RISK FACTORS--Risk Factors Relating to the Investment--No Appraisal Rights."



455009.26
                                        5

Ownership Structure of the Company

     The following diagrams depict the ownership of the Company before and after the Investment:


                              Before the Investment

                               [GRAPHIC OMITTED]




455009.26
                                        6

                              After the Investment

                                [GRAPHIC OMITTED]




455009.26
                                        7

                                  RISK FACTORS


     While the Board of Trustees recommends approval of the Investment and is of the opinion that the Investment proposal is fair to, and in the best interest of, the Company and its shareholders, the Company's shareholders should carefully consider the following factors in determining whether to approve the Investment and the other proposals set forth in this Proxy Statement.

Risk Factors Relating to the Investment

     Dilution of Shareholders' Ownership Interest. The Investment will increase the number of outstanding shares of the Company by approximately 138% and significantly reduce the ownership interest percentage of the existing public shareholders from approximately 24% to approximately 10%. After giving effect to the Investment and Acquisition as of January 1, 1996, the Company's 1996 earnings per share on a pro forma basis would have changed from $(.05) to $(.08) per share and the Company's first quarter 1997 earnings per share on a pro forma basis would have changed from $(.06) to $(.09) per share.


     Impact on Market Price. The Common Shares are currently publicly traded. The market price of the Common Shares may be affected by Veqtor's acquisition following consummation of the Investment whereby the Company will issue up to 12,639,405 Class A Preferred Shares that are convertible into Class A Common Shares at a rate of one Common Share for each Class A Preferred Share, subject to adjustment to avoid dilution. The NYSE listing maintenance requirements require listed companies have at least average net income of $600,000 for a three-year period and a market value of outstanding common stock of at least $8 million. The Company does not meet the net income requirement which would provide the NYSE a basis for commencing de-listing proceedings. In the event the Class A Common Shares were de-listed, the trading liquidity in the Class A Common Shares would be adversely affected and shareholders would have a difficult time selling their Class A Common Shares in the trading market.


     Reduction of Voting Power. Upon consummation of the Investment, the existing public shareholders will have their voting power significantly reduced as a result of the reduction in their proportionate ownership of voting shares from approximately 24% to approximately 10%.

     No Appraisal Rights. Holders of Common Shares will not have any statutory appraisal rights under California law to elect to have the fair value of their Common Shares judicially appraised and paid to them in cash in connection with or as a result of the Investment to be acted upon at the Annual Meeting.

     Effect of Restrictive Covenants. The Investment Agreement and the Certificate of Designation each contain certain covenants by the Company which are protective of the Class A Preferred Shares, including limitations on the Company's ability to amend the Restated Declaration, issue additional shares, declare or pay any dividend on other classes of shares, incur indebtedness, or merge, consolidate or sell the Company's assets. The Company has also agreed to redeem the Class A Preferred Shares for cash in the event of a "change in control" as defined in the Certificate of Designation. Such covenants will restrict the Company from engaging in any significant financing or major transaction without Veqtor's consent. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- The Investment Agreement" and "DESCRIPTION OF CAPITAL SHARES."

     No Assurance of Use of Loss Carry-forward. The acquisition in January 1997 by CRIL of a 76% interest in the Company resulted in a change in ownership of the Company under Section 382 of the Code, and the Investment is expected to result in another change in ownership of the Company, for purposes of limitations on the use of the Company's net operating loss and capital loss Carry-forward ("Loss Carry-forward"). The changes in ownership are expected to result in a limitation on the amount of Loss Carry-forward that may be used to offset the taxable income of the Company, if any, in an amount equal to approximately $1.5 million per year. The actual amount of this limitation may vary, depending upon the actual data used in the foregoing calculations, which will be made as of the effective date of the change in the Company's ownership. In addition to this limitation, if the Company does not continue its business enterprise at all times during the two-year period beginning on the date of the Closing, the amount of Loss Carry-forward that may be used to offset taxable income will be, subject to certain exceptions,

455009.26
                                        8
reduced to zero. The net operating loss limitation may also be reduced if the Company has substantial non-business assets. Although the Company anticipates that it will comply with the requirements of Section 382, there can be no assurance that it will be able to do so and that the expected Loss Carry-forwards will be used to offset taxable income.

     Control by Veqtor. Upon consummation of the Investment and the purchase of 6,959,593 Common Shares from CRIL, Veqtor will beneficially own, in the aggregate, up to 19,598,998 or 90% of the outstanding voting shares of the Company after giving effect to the Investment. As a result, Veqtor will have the ability to control the election of trustees of the Company and the vote on actions requiring shareholder approval including (i) amendments to the Restated Declaration of Trust and (ii) mergers or sales of all or substantially all of the assets of the Company, and will otherwise be a position to control the policies and affairs of the Company.

     Anti-Takeover Effect. Veqtor's controlling ownership of the Company's outstanding shares upon completion of the Investment will have the effect of precluding the acquisition of the Company by a third party without Veqtor's consent.

Risk Factors Relating to the Company's New Business Plan and the Acquisition

     Recent Operating Losses. The Company has incurred significant net losses since 1992. The Company had net losses for the five years ended 1992, 1993, 1994, 1995 and 1996 and for the period ending March 31, 1997 of approximately ($10.2 million), ($8.1 million), ($36,000), ($2.8 million), ($414,000) and
($508,000), respectively. Such losses were caused by the deterioration in the performance of the Company's income producing property resulting from reduced and low levels of occupancy and from valuation write-downs and the sale of certain properties at a loss. Assuming consummation of the Investment and the Acquisition, the Company had pro forma net income of approximately $1.5 million for the year ended 1996 and a pro forma net loss of approximately ($46,000) for the three months ended March 31, 1997. There can be no assurance that the Company will not incur operating losses in the future following implementation of the proposed new business plan.

     No Assurance of Successful Implementation of New Business Plan. The Company will be subject to the risks generally associated with the development and implementation of a new business plan and will need to successfully develop operating policies and strategies in connection therewith for which there can be no assurance. The Company will be dependent upon the experience and expertise of its new management team in administering the new business plan. Certain officers and employees of Victor Capital who will assume similar positions with the Company have significant experience in managing real estate assets, including Mortgage Loans and Mezzanine Loans, and otherwise have analyzed and bid on Subordinated Interest investment opportunities. However, such officers and employees have never managed a finance company as is contemplated in the new business plan, nor have they closed on any Subordinated Interest investment transaction. There can be no assurance that the Company will not encounter significant difficulties in integrating Victor Capital's existing operations with those proposed for the Company. There can be no assurance that the Company will be able to implement successfully the strategies that the Company intends to pursue and achieve profitable operations.


     Termination of REIT Status. Following implementation of the proposed new business plan (and the reinvestment of earnings contemplated thereby), the Company's status as a REIT will terminate since it will be unable to comply with the requirement that it distribute at least 95% of its REIT taxable income. Once the Company's status as a REIT terminates, it will no longer be required to distribute at least 95% of its REIT taxable income to shareholders. As a consequence of termination of its REIT status, the Company will be subject to corporate level taxation and will no longer be entitled to a deduction for any dividends paid to shareholders. See "FEDERAL INCOME TAX CONSIDERATIONS."

     Growth Dependent on Leverage; Risks from Use of Leverage. The success of the Company's new business plan is dependent upon the Company's ability to grow its portfolio of invested assets through the use of leverage. The Company intends to significantly leverage its portfolio through secured and unsecured borrowings, generally through the use of bank credit facilities, warehouse lines of credit on pools of real estate and mortgage loans, mortgage loans on real estate, reverse repurchase agreements and other borrowings. The Company's ability to obtain the leverage necessary for execution of its business plan will ultimately depend upon its ability to maintain interest coverage ratios meeting market underwriting standards which will vary according to lenders' assessment of the creditworthiness of


455009.26
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



the Company and the terms of the borrowings. The percentage of leverage used will vary depending on the Company's estimate of the stability of the portfolio's cash flow. To the extent that changes in market conditions cause the cost of such financing to increase relative to the income that can be derived from the assets acquired, the Company may reduce the amount of leverage it utilizes. In leveraging its portfolio, the Company plans not to exceed a debt to equity ratio of 5:1. The Company has agreed in the Investment Agreement that, without the prior written consent of the holders of a majority of the outstanding Class A Preferred Shares, it shall not incur any indebtedness if the Company's debt-to-equity ratio would exceed 5:1.

     Leverage creates an opportunity for increased net income, but at the same time creates risks. For example, leveraging magnifies changes in the net worth of the Company. The Company will leverage assets only when there is an expectation that it will enhance returns, although there can be no assurance that the Company's use of leverage will prove to be beneficial. Moreover, there can be no assurance that the Company will be able to meet its debt service obligations and, to the extent that it cannot, the Company risks the loss of some or all of its assets or a financial loss if the Company is required to liquidate assets at a commercially inopportune time.

     Dependence on Available Investments. The results of the Company's future operations under the new business plan will be dependent upon the availability of investment opportunities for the acquisition of investment assets. It may take considerable time for the Company to find and consummate appropriate investments. In general, the availability of desirable investment opportunities and the results of the Company's operations will be affected by the level and volatility of interest rates, by conditions in the housing and financial markets, and general economic conditions. No assurances can be given that the Company will be successful in acquiring economically desirable assets or that the assets, once acquired, will maintain their economic desirability.

     Risks Associated with Use of Proceeds. A substantial portion of the net proceeds of the Investment will be producing little income immediately after the Closing. The Company intends temporarily to invest the net proceeds of the Investment in readily marketable, interest-bearing securities until the Company finds appropriate opportunities to make Mortgage Loans and Mezzanine Loans to property owners or developers or Subordinated Interests in which to invest. There can be no assurance, however, that the Company will locate borrowers that meet its lending or investment criteria or identify Subordinated Interests or that any such assets will produce a return on the Company's investment.


     General Risks of Investing in Real Estate. The ultimate performance of the Company's proposed investments under the New Business Plan and its existing portfolio of mortgage-backed securities will be subject to the varying degrees of risk generally incident to the ownership and operation of the underlying real property. The ultimate value of the Company's security in the underlying real property depends upon the owners' ability to operate the real properties in a manner sufficient to maintain or increase revenues in excess of operating expenses and debt service or, in the case of real property leased to a single lessee, the ability of the lessee to make rental payments. Revenues may be adversely affected by adverse changes in national economic conditions, adverse changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, competition from other properties offering the same or similar services, changes in interest rates and in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements (particularly in older structures), changes in real estate tax rates and other operating expenses, adverse changes in governmental rules and fiscal policies, civil unrest, acts of God, including earthquakes, hurricanes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the real property owners and the Company. In the event that any of the properties underlying the Company's investments experience any of the foregoing events or occurrences, the value and return on such investments would be negatively impacted.

     Illiquidity of Real Estate. Real estate investments are relatively illiquid. The ability of the Company to vary its portfolio of proposed and current investments in response to changes in economic and other conditions will be limited. No assurances can be given that the fair market value of any of the real property serving as security will not decrease in the future leaving the Company under-collateralized. It would be difficult to sell an under-collateralized investment, and if the Company needed to do so, it is likely that such investment would be sold at a loss.



455009.26
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



     Risks Associated with Losses Not Covered by Insurance. The Company intends to ensure that its borrowers maintain comprehensive insurance on their properties, including liability and fire and extended coverage, in amounts sufficient to permit the replacement of the properties in the event of a total loss, subject to applicable deductibles. There are certain types of losses, however, generally of a catastrophic nature, such as earthquakes, floods and hurricanes, that may be uninsurable or not economically insurable. Inflation, changes in building codes and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Under such circumstances, the insurance proceeds received by the property owner might not be adequate to restore its economic position with respect to the affected property which would reduce the property owner's economic incentive to avoid a default on its loan obligation to the Company or to preserve the value of the property in which the Company has a preferred equity interest, as the case may be.

     Risk from Multifamily Residential, Commercial and Construction Lending Activities. The Company may originate or acquire loans secured by existing commercial real estate or multifamily residential real estate, including loans that are subordinate to first liens on such real estate. Loans that are subordinate to first liens on real estate are subject to greater risks of loss than first lien mortgage loans. An overall decline in the real estate market could adversely affect the value of the property securing the loans such that the aggregate outstanding balance of the loan made by the Company and the balance of the more senior loan on the property exceed the value of the property. The Company may, in some cases, address this risk by providing a Mezzanine Loan to the partnership that owns property, secured by a partnership interest in such owner, so that, in the event of a default, the Company can take over the management of the property and seek to reduce the amount of losses. There can be no assurance, however, that it will be able to do so. Alternatively, the Mezzanine Loans could take the form of a non-voting preferred equity investment in a single purpose entity with terms substantially the same as described above.

     Yield Assessment Risk. Before making any investments, the Company will consider the expected yield of the investment and the factors that may influence the yield actually obtained on such investment. These considerations will affect the Company's decision whether to purchase such an investment and the price offered for such an investment. Despite new management's experience in evaluating potential investments, no assurances can be given that the Company can make an accurate assessment of the yield to be produced by an investment. Many factors beyond the control of the Company are likely to influence the yield on the Company's investments, including, but not limited to, competitive conditions in the local real estate market, local and general economic conditions and the quality of management of the underlying property.

     Taxable Income Without Economic Income. The Company intends to acquire Subordinated Interests which may have significant original issue discounts ("OIDs") as well as residual interests which may generate taxable income which may exceed the actual economic income which is generated from these investments.


     Interest Rate Risk. The value of mortgage loans and investments, including Subordinated Interests and other mortgage-backed securities, is affected substantially by prepayment rates on the mortgage loans or underlying mortgage collateral. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic and other factors and cannot be predicted with certainty. In periods of declining mortgage interest rates, prepayments generally increase. If general interest rates also decline, the amounts available for reinvestment by the Company during such periods are likely to be reinvested at lower interest rates than the Company was earning on prepaid mortgage loans or investments. Mortgage loans and investments may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. In general, changes in both prepayment rates and interest rates will change the total return on mortgage loans and investments.


     The Company's operating results depend in part on the difference between the interest income earned on its interest-earning assets and the interest expense incurred in connection with its interest-bearing liabilities. Changes in the general level of interest rates prevailing in the economy can affect the Company's income by affecting the spread between the Company's interest-earning assets and interest-bearing liabilities, as well as, among other things, the value of the Company's interest-earning assets and its ability to realize gains from the sale of assets and the average life of the Company's interest earning assets.


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




     Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond the control of the Company. The Company may employ various hedging strategies to limit the effects of changes in interest rates on its operations, including engaging in interest rate swaps, caps, floors and other interest rate exchange contracts. There can be no assurance that the profitability of the Company will not be adversely affected during any period as a result of changing interest rates. In addition, hedging transactions involve certain additional risks such as counter-party credit risk, legal enforceability of hedging contracts and the risk that unanticipated and significant changes in interest will cause a significant loss of basis in the contract. With regard to the loss of basis in a hedging contract, indices upon which such contracts are priced may be more or less variable than the indices upon which the hedged loans are priced, thereby making the hedge less effective. There can be no assurance that the Company will be able to adequately protect against the foregoing risks and that the Company will ultimately realize an economic benefit from any hedging contract it enters into.


     Effect of Changes in Economic Conditions. The Company's success is dependent upon the general economic conditions in the geographic areas in which a substantial number of its investments are located. While the Company has no plans to concentrate its investment activity in any particular geographic areas, there will be no limitations on the Company's ability to do so. Adverse changes in national economic conditions or in the economic conditions of the regions in which the Company conducts substantial business likely would have an adverse effect on real estate values, interest rates and, accordingly, the Company's investments.

     Competition. The Company intends to engage in a highly competitive business. The acquisition of Mortgage and Mezzanine Loans and Subordinated Interests is often based on competitive bidding. In addition, the Company's competitors may seek to establish relationships with the financial institutions and other firms from whom the Company intends to purchase such assets. Many of the Company's anticipated competitors are significantly larger than the Company, have established operating histories and procedures, may have access to greater capital and other resources, and may have other advantages over the Company in conducting certain businesses and providing certain services. Separately, Victor Capital competes with national, regional, and local firms, many of which possess greater financial, marketing and other resources than Victor Capital. While many of these firms do not currently provide all of the services which Victor Capital provides, there can be no assurance that other firms will not engage in such activities in the future.


     Consequences of Not Qualifying for Investment Company Act Exemption. The Company intends to invest in Subordinated Interests that may not constitute Qualifying Interests (as defined herein) within the meaning of the Investment Company Act of 1940 (the "Investment Company Act"). The Company intends to limit the amount of such investments in Subordinated Interests that do not constitute Qualifying Interests ("Non-Qualifying Investments") so as to maintain the availability of an exemption from required registration as an investment company under the Investment Company Act. If the Company does not limit the amount of Non-Qualifying Investments so as to maintain the availability of the foregoing exemption, or Subordinated Interests believed by the Company to be Qualifying Interests are determined by the Commission or its Staff to be Non-Qualifying Investments (and the Non-Qualifying Investments exceed prescribed limitations), the Company could, among other things, be required either (a) to change the manner in which it conducts its operations to avoid being required to register as an investment company or (b) to register as an investment company, either of which could have a material adverse effect on the Company and the market price for the shares. Registration as an investment company would result in, among other things, a significantly reduced ability to utilize leverage in the Company's business and significantly increased operating expenses. See "BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION--Categories of Investment."


     Limited Trading Market. While the Company's Common Shares are traded on the New York Stock Exchange ("NYSE") and the Pacific Stock Exchange ("PSE"), trading volume is limited and sporadic. There can be no assurance that an active and liquid trading market will develop following implementation of the Company's new business plan. There can be no assurance that the Company will continue to meet the maintenance criteria for continued listing on the NYSE or PSE.


455009.26
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


     Risk  from  Ownership  of  Subordinated  Interests  in Pools of  Commercial
Mortgage Loans. The Company intends to acquire a significant amount of Subordinated Interests, including "first loss" unrated, credit support Subordinated Interests. A first loss security is the most subordinated class of a multi-class issuance of pass-through or debt securities and is the first to bear the loss upon a default on the underlying collateral. Such classes are subject to special risks, including a substantially greater risk of loss of principal and non-payment of interest than more senior, rated classes. While the market values of most Subordinated Interest classes tend to react less to fluctuations in interest rate levels than more senior, rated classes, the market values of Subordinated Interests classes tend to be more sensitive to changes in economic conditions than more senior, rated classes. The ratings assigned to securities by a nationally-recognized rating agency reflect such agency's assessment of the ability of the issuer to make timely payments of principal and interest and the nature and quality of the collateral underlying the obligations. As a result of these and other factors, Subordinated Interests generally are not actively traded and may not provide holders thereof with liquidity of investment.


     The yield to maturity on Subordinated Interests of the type the Company intends to acquire will be extremely sensitive to the default and loss experience of the underlying mortgage loans and the timing of any such defaults or losses. Because the Subordinated Interests of the type the Company intends to acquire generally have no credit support, to the extent there are realized losses on the mortgage loans comprising the mortgage collateral for such classes, the Company may not recover the full amount or, indeed, any of its initial investment in such Subordinated Interests. The Company may acquire non-performing (i.e. defaulted) Subordinated Interests. Such investments involve risks that the value of the mortgage collateral will decline below the amount necessary to provide full recovery to senior classes, in which event the Company's entire investment would be lost.

     When the Company acquires a Subordinated Interest, it may not acquire the right to service the underlying mortgage loans, even those that become defaulted, although the Company may seek to obtain Special Servicing Rights (as defined herein) (i.e. rights that permit the Company to make certain loss-minimizing decisions with respect to defaulted mortgages such as decisions with respect to the prosecution of foreclosure proceedings, the workout or modification of the loan provisions and the preservation of the value of the collateral generally, including property management and maintenance decisions) with respect to such loans. The servicer of the mortgage loans is responsible to holders of the senior classes of CMBS, whose interests may not be the same as those of the holder of the Subordinated Interest. Accordingly, the underlying mortgage loans may not be serviced in the same manner as they would be serviced by the Company or in a manner that is most advantageous to the Company as the holder of the Subordinated Interest. While Victor Capital has performed many of the functions of a special servicer, neither Victor Capital nor the Company is currently a rated special servicer. Although the Company plans to seek to become rated as a rated special servicer, or acquire a rated special servicer, there can be no assurance as to when the Company will be able to accomplish the foregoing. Until the Company can act as a rated special servicer, it is unlikely that it will be able to obtain Special Servicing Rights with respect to mortgage loans underlying a significant number of Subordinated Interests investments. See "BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION--Categories of Investment."


     The subordination of Subordinated Interests to more senior classes may adversely affect the yield on the Subordinated Interests even if realized losses are not ultimately allocated to such classes. On any payment date, interest and principal are paid on the more senior classes before interest and principal are paid with respect to the unrated or non-investment grade credit support classes. Typically, interest deferred on these credit support classes is payable on subsequent payment dates to the extent funds are available, but such deferral may not itself bear interest. Such deferral of interest will affect adversely the yield on the Subordinated Interests.

     The yield of the Subordinated Interests also will be affected by the rate and timing of payments of principal (including prepayments, repurchase, defaults and liquidations) on the mortgage loans underlying a series of CMBS. The rate of principal payments may vary significantly over time depending on a variety of factors such as the level of prevailing mortgage loan interest rates and economic, demographic, tax, legal and other factors. Prepayments on the mortgage loans underlying a series of mortgage-back securities ("MBS") are generally allocated to the more senior classes of CMBS until those classes are paid in full or until the end of a lock-out period, typically of five years or more. Generally, prepayments of principal from the mortgage loans are not received by the Subordinated Interest holders for a period of at least five years. As a result, the weighted-average lives of the Subordinated Interests may be longer than would otherwise be the case. To the extent that the holder of Subordinated Interests is not paid compensating interest on interest shortfalls due to prepayments, liquidations or otherwise, the yield on the Subordinated Interests may be affected adversely.

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




     Risk of Holding Existing Mortgage-Backed Securities. The Company may continue to hold its existing portfolio of mortgage-backed securities. The Company's return on such investments will be subject to the prepayment rates of the underlying mortgage collateral. Mortgage prepayment notes vary depending on such factors as mortgage interest rates, conditions on the housing and financial markets and general economic conditions. In a period of extremely rapid prepayments, the Company may be repaid its principal earlier than expected in which event the return on investment would be commensurately reduced.

     Real Estate Advisory Services Revenues Which are Transactional in Nature. A significant component of Victor Capital's revenue is transactional in nature and is subject to the real estate markets generally. See "-- General Risks of Investing in Real Estate." Revenues generated from individual transactions are generally non-recurring and are earned from period to period as transactions close. The Company's results of operations will be subject to inter-period variations in the number of transactions closed. Although Victor Capital has been successful in generating revenues in adverse and unfavorable real estate markets, there can be no assurance that the Company's investment banking, real estate advisory and real estate asset management services businesses will be able to adapt as Victor Capital has in the past for changes in the real estate markets. For the pro forma year ended 1996 and the pro forma three months ended March 31, 1997, the proportion of the Company's revenues attributable to Victor Capital was 63% and 73%, respectively.


     Concentration of Revenues from Real Estate Advisory Services. Although Victor Capital has a significant client roster that has continually expanded since its organization, historically, Victor Capital has earned a significant percentage of its total revenues from a small number of clients. In order to diversify its credit and concentration risk, Victor Capital has focused on expanding its client base and its real estate asset management business to create longer-term, and hence more stable, recurring fee income. Although Victor Capital has been successful in implementing the aforementioned expansion strategies, there can be no assurance that the Company will continue to be successful in this regard.


     Reliance on Senior Management. Senior members of Victor Capital are expected to play a significant role in the start-up and on-going business of the Company under its new business plan. These endeavors will likely require significant time and attention thereby distracting management from Victor
Capital's historical core business. While Victor Capital's professional management team will be dedicated to the Company's on-going investment banking, real estate advisory and real estate asset management business, the Company may need to retain additional employees to continue to service its existing client base and to continue to grow such business. In addition, Victor Capital's management team has never managed a finance company, nor have they closed on any Subordinated Interest investment transactions. See "-- No Assurance of Successful Implementation of New Business Plan."


     Risks Associated with Unspecified Acquisitions. While the Company has no current plans with respect to the following, the Company may acquire complementary businesses in furtherance of executing its new business plan. Any decision to pursue acquisition opportunities will be in the discretion of the Company's management and may be consummated without prior notice or shareholder approval. In such instances, shareholders will be relying the Company's management to assess the relative benefits and risks associated with any such acquisition.

     Management Discretion with Investment Policy. Under the new business plan, the Company will emphasize investments in Mortgage Loans, Mezzanine Loans and Subordinated Interests. The Company will not have any policy and will not be subject to any restrictions limiting the percentage of total investments that may be invested in any particular category of investment other than the limitations discussed under "-- Consequences of Not Qualifying for Investment Company Act Exemption." Subject to the foregoing, the Company's management will have complete discretion as to the relative percentages of the Company's investments that are invested in any investment category. Shareholders will be relying on management to determine the optimum mix of the Company's investments.

     Effect of Environmental Compliance Costs. Operating costs and the value of a borrower's property may be affected by the obligation to pay for the cost of complying with existing environmental laws, ordinances and regulations, as well as the cost of future legislation. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic

455009.26
                                       14
substances. Therefore, an environmental liability could have a material adverse effect on the underlying value of the borrower's real property.

     When commercially practicable, the Company intends to obtain Phase I environmental assessments on all properties owned by prospective borrowers prior to making any loan or investment. The purpose of Phase I environmental assessments is to identify potential environmental contamination that is made apparent from historical reviews of the properties, reviews of certain public records, preliminary investigations of the sites and surrounding properties, and screening for the presence of hazardous substances, toxic substances and underground storage tanks. It is possible, however, that these reports will not reveal all environmental liabilities or that there are material environmental liabilities of which the Company is unaware.

     Risk from Ownership of Real Properties with Known Environmental Problems. The Company may invest in mortgage loans secured by real estate with known environmental problems that materially impair the value of the real estate. If so, the Company will take certain steps to limit its liability for such environmental problems, such as establishing guidelines based on the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, observance of which will reduce the risk that the Company would be held responsible for remediating environmental conditions on such property. Despite these steps, there are risks associated with such an investment. The Company intends to limit its investments in environmentally distressed real property.

     Risk from Ownership of REMIC Residual Interests. The Company also may invest in certain classes of MBS that are designated as the residual interest in the related real estate mortgage conduit ("REMIC") as defined in section 860D of the Code ("REMIC Residual Interests") and that receive principal and interest payments in excess of amounts needed to make payments on other classes of securities or to fund a reserve account. Principal and interest amounts otherwise allocable to such REMIC Residual Interests are used to protect the senior classes of securities from credit losses on the underlying Mortgage Loan. Moreover, in any given year, the taxable income produced by a REMIC Residual Interest may exceed its cash flow. Such investments are subject to the risk of defaults on the underlying mortgages, the risk of substantial prepayments of the underlying mortgages as a result of changes in interest rates and other real estate risks associated with the Company's proposed investments.

     No Opportunity To Co-Invest. With regard to Victor Capital's real estate asset management business, senior employees of Victor Capital are from time-to-time invited to co-invest with the firm's real estate asset management clients. All of these investments are made by the employees out of their own personal funds, are purchased on the same terms as made available to the client, are subject to Victor Capital's fees, and are encouraged by Victor Capital's clients in an effort to align Victor Capital's employees' interests with the client's interests. While the Company and its employees will not be precluded from co-investing with its clients or making similar equity investments in other circumstances as opportunities arise in the course of the Company's asset management business, shareholders will not be afforded the opportunity to co-invest with Victor Capital's asset management clients. Any profits made by the Company's employees from this co-investing activity will not be shared with the Company or its shareholders.

     Risk of Taxation as a Personal Holding Company. Following the Investment, the Company may be deemed a personal holding company for federal tax purposes under the Code and thereby subject to additional tax on its undistributed personal holding company income. Such undistributed personal holding company income is taxed at a rate of 39.6% The Company will seek to avail itself of an exception for a lending or finance company that meet certain tests specified in the Code. Although the Company will endeavor to meet the requirements for qualification as a lending or finance company, there can be no assurance that it be able to do so. In the event the Company is subject to the foregoing additional taxes, its after tax income will be correspondingly reduced. See "FEDERAL INCOME TAX CONSIDERATIONS."


455009.26
                                       15

                            PRO FORMA CAPITALIZATION

     The following table sets forth certain combined short-term obligations and the combined capitalization of the Company as of March 31, 1997 as adjusted to give pro forma effect to the Investment, the Acquisition and related transactions. The information set forth in the table below should be read in conjunction with the Unaudited Pro Forma Condensed Combined Financial Statements and related notes included elsewhere herein.


                                                                                As of March 31, 1997
                                                                          Historical          Pro Forma
                                                                       --------------------------------------

                                                                                   (In Thousands)


Short-Term Debt:(1)
    Current maturities of long-term notes payable......................       $        -            $     640
    Total short-term debt..............................................       $        -            $     640
                                                                       -----------------    -----------------

Long-Term Debt(2)
    Long-term notes payable............................................           $  880             $  4,140
                                                                       -----------------    -----------------
    Total long-term debt...............................................              880                4,140

Shareholders' Equity(3)(4)
    Preferred Shares, $1 par value; 12,267,658 Class A 9.5% Cumulative
    Convertible Preferred Shares authorized, issued and outstanding on a
    pro forma basis....................................................                -               12,268
    Common Shares, $1 par value; 9,137,335 Class A Common Shares
    authorized, issued and outstanding.................................            9,137                9,137
    Additional paid-in capital.........................................           55,145               74,877
    Unrealized holding income on marketable securities.................               19                   19
    Accumulated deficit................................................         (40,270)             (40,270)
                                                                       -----------------    -----------------

    Total Shareholders' Equity.........................................           24,031               56,031
                                                                       -----------------    -----------------

Total Capitalization (5)...............................................         $ 24,911             $ 60,811
                                                                       =================    =================

--------------------------------


(1) Represents the current portion of the five-year, non-interest bearing, $5.0 million promissory notes, payable in ten equal semi-annual installments of $500,000, to be issued in connection with the Acquisition (the "Acquisition Notes"), net of an unamortized discount of $360,000. See "PROPOSAL 3 -- ELECTION OF TRUSTEES -- Certain Relationships and Related Transactions."


(2) Included on a pro forma basis is the long-term portion of the Acquisition Notes, net of an unamortized discount of $740,000.

(3) Assumes 12,267,658 Class A Preferred Shares are purchased by Veqtor for approximately $33 million. Gives effect to the change in the Company's capitalization to include the Class A Preferred Shares. $1 million in transaction costs is reflected as a reduction to additional paid-in capital on a pro forma basis. Does not include Class A Common Shares and Class B Common Shares which may be issued upon conversion of Preferred Shares or potential conversion of Class A Preferred Shares into Class B Preferred Shares. See "PROPOSAL 2 -- APPROVAL OF RESTATED DECLARATION."

(4) The Declaration and Restated Declaration both provide that the total number of Common Shares and Preferred Shares which may be issued by the Board of trustees is not limited.

(5)  Total   Capitalization   includes   short-term   and  long-term   debt  and
     shareholders' equity.

455009.26
                                       16

                UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                           INFORMATION OF THE COMPANY


     The following unaudited pro forma condensed combined financial statements assume completion of the Investment and the Acquisition and related transactions by the Company. The pro forma condensed combined financial statements are based on and should be read in conjunction with the historical consolidated financial statements of the Company, which are incorporated in this Proxy Statement and the historical consolidated financial statements of Victor Capital, which are included elsewhere in this Proxy Statement for the year ended December 31, 1996 and the three months ended March 31, 1997.

     The following pro forma condensed combined balance sheet as of March 31, 1997 assumes the Investment and the Acquisition and related transactions occurred on March 31, 1997. The following pro forma condensed combined statements of income for the year ended December 31, 1996 and the three months ended March 31, 1997 assumes the Investment and the Acquisition and related transactions occurred on January 1, 1996. The following pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined operating results or combined financial position that would have occurred if the Investment and the Acquisition had been consummated on the dates indicated, nor is it indicative of future combined operating results or combined financial position.

455009.26
                                       17



                                        Pro Forma Condensed Combined Balance Sheet
                                                      March 31, 1997
                                                        (Unaudited)
                                                          (000s)


                                                           Victor            Pro Forma                          Pro Forma
                                     The Company          Capital           Adjustments         Notes            Combined
                                  -----------------  ------------------  ------------------ --------------  ------------------
Assets
Current Assets:

     Notes receivable, net                  $ 2,658             $     -           $       -                           $  2,658
     Cash and cash equivalents                8,330               1,150               (872)      (1)                     8,608
     Marketable securities                   13,141                   8              33,000      (2)                    46,149
     Accounts receivable, net                   687                 574                   -                              1,261
                                          ---------           ---------           ---------                           --------
     Total current assets                    24,816               1,732              32,128                             58,676

     Property and equipment, net                  -                 100                   -                                100
     Other assets, net                          208                   3                   -                                211
     Excess of purchase price over
     net tangible assets acquired                 -                   -               3,900      (1)                     3,900
                                          ---------           ---------           ---------                           --------
     Total Assets                           $25,024              $1,835             $36,028                            $62,887
                                          =========           =========           =========                           ========



Liabilities and Shareholders' Equity

Liabilities:
     Current maturities of long-term
     notes payable, net                   $       -           $      -            $    640       (1)                  $    640
     Long-term notes payable, net               880                  -               3,260       (1)                     4,140
     Accounts payable and accrued
     expenses                                   113                218               1,000       (3)                     1,331
     Due to partner                               -                725                   -                                 725
     Other liabilities                            -                 20                   -                                  20
                                          ---------           --------            --------                            --------

     Total Liabilities                          993                963               4,900                               6,856
                                          ---------           --------            --------                            --------

Shareholders' equity:
     Class A Preferred Shares                     -                  -              12,268       (2)                    12,268
     Class A Common Shares                    9,137                  -                   -                               9,137
     Additional paid-in capital              55,145                  -              19,732     (2),(3)                  74,877
     Unrealized holding income on
     marketable securities                       19                  -                   -                                  19
     Accumulated earnings (deficit)        (40,270)                872               (872)       (1)                  (40,270)
                                          ---------           --------            --------                            --------

     Total Shareholders' Equity              24,031                872              31,128                              56,031
                                          ---------           --------            --------                            --------

Total Liabilities and Shareholders'
Equity                                      $25,024             $1,835             $36,028                             $62,887
                                          =========           ========            ========                            ========



         The Accompanying Notes are an Integral Part of These Pro Forma
                    Condensed Combined Financial Statements.





455009.26
                                       18


                                     Pro Forma Condensed Combined Statement of Income
                                                For the Three Months Ended
                                                      March 31, 1997
                                                        (Unaudited)
                                           (In thousands, except per share data)


                                                           Victor          Pro Forma                            Pro Forma
                                      The Company         Capital         Adjustments           Notes           Combined
                                    ---------------   ----------------  ----------------   ---------------- -----------------

Revenues:
  Rental income                                $236            $     -           $     -                                 $236
  Real estate advisory fees                       -              1,624                 -                                1,624
  Interest and investment income                377                  5                 -                                  382
                                          ---------           --------           -------                              -------
  Total Revenues                                613              1,629                 -                                2,242

Expenses
  Operating expenses                            123                  -                 -                                  123
  Payroll                                         -                461               250         (1)                      711
  Victor Capital management fee                   -                219             (219)         (1)                        -
  Property management                            14                  -                 -                                   14
  General and administrative                    432                302                 -                                  734
  Interest                                       99                  -                78         (2)                      177
  Depreciation and amortization                  21                 11                65         (2)                       97
  Net loss on sale of investments               432                  -                 -                                  432
                                          ---------           --------           -------                              -------
Total Expense                                 1,121                993               174                                2,288
                                          ---------           --------           -------                              -------

Operating Income (Loss) Before
Provision For Income Taxes                    (508)                636             (174)                                 (46)
Provision for income taxes                        -                  -                 -         (3)                        -
                                          ---------           --------           -------                              -------

Net Income (Loss)                            $(508)               $636            $(174)                                $(46)
                                          =========           ========           =======                              =======

Preferred dividends                               -                  -               784         (4)                      784
                                          ---------           --------           -------                              -------
Net Income (Loss) - Common Shares            $(508)               $636            $(958)                               $(830)
                                          =========           ========           =======                              =======

Net Income (loss) per Common Share
Primary                                     $(0.06)                 NA                NA                              $(0.09)
Fully diluted                               $(0.06)                 NA                NA                              $(0.04)

Weighted average Common Shares
  outstanding
Primary                                       9,137                  -                 -                                9,137
Fully diluted                                 9,137                  -            12,268         (5)                   21,405





         The Accompanying Notes are an Integral Part of These Pro Forma
                    Condensed Combined Financial Statements.


455009.26
                                       19


                                     Pro Forma Condensed Combined Statement of Income
                                               Year Ended December 31, 1996
                                                        (Unaudited)
                                           (In thousands, except per share data)


                                                           Victor          Pro Forma                            Pro Forma
                                      The Company         Capital         Adjustments           Notes           Combined
                                    ---------------   ----------------  ----------------   ---------------- -----------------

Revenues:
  Rental income                              $2,019            $     -           $     -                               $2,019
  Real estate advisory fees                       -              6,940                 -                                6,940
  Interest and investment income              1,136                 70                 -                                1,206
  Net gain on sale                            1,069                263                 -                                1,332
                                    ---------------   ----------------  ----------------                    -----------------
  Total Revenues                              4,224              7,273                 -                               11,497

Expenses
  Operating expenses                            685                  -                 -                                  685
  Payroll                                         -              2,833             1,000         (1)                    3,833
  Victor Capital management fee                   -                861             (861)         (1)                        -
  Property management                            96                  -                 -                                   96
  General and administrative                  1,503                892                                                  2,395
  Interest                                      547                  -               360         (2)                      907
  Depreciation and amortization                  64                 44               260         (2)                      368
  Valuation reserves                          1,743                  -                 -                                1,743
                                    ---------------   ----------------  ----------------                    -----------------
  Total Expenses                              4,638              4,630               759                               10,027
                                    ---------------   ----------------  ----------------                    -----------------

Operating Income                              (414)              2,643             (759)                                1,470
                                    ---------------   ----------------  ----------------                    -----------------

Operating Income (Loss) Before
Provision For Income Taxes                    (414)              2,643             (759)                                1,470
Provision for income taxes                        -                  -                 -         (3)                        -
                                    ---------------   ----------------  ----------------                    -----------------

Net Income (Loss)                            $(414)             $2,643            $(759)                               $1,470
                                    ===============   ================  ================                    =================

Preferred dividends                               -                  -             3,135         (4)                    3,135
Net Income (Loss) - Common Shares            $(414)             $2,643          $(3,894)                             $(1,665)
                                    ===============   ================  ================                    =================

Net Income (loss) per Common Share
Primary                                     $(0.05)          NA                       NA                              $(0.18)
Fully diluted                               $(0.05)          NA                       NA                              $(0.08)

Weighted average Common Shares
  outstanding
Primary                                       9,137          -                         -                                9,137
Fully diluted                                 9,137          -                    12,268         (5)                   21,405





         The Accompanying Notes are an Integral Part of These Pro Forma
                    Condensed Combined Financial Statements.


455009.26
                                       20

                      Notes to Pro Forma Condensed Combined
                              Financial Information
                                   (Unaudited)

Balance Sheet

1.   Acquisition of Victor Capital

Reflects the Acquisition in exchange for the Acquisition Notes. See "PROPOSAL 3 -- ELECTION OF TRUSTEES -- Certain Relationships and Related Transactions." The Acquisition Notes has been discounted to $3.9 million based on an imputed interest rate of 9.5%. Pursuant to the interest purchase agreement, Victor Capital's assets will approximate its liabilities at the time of Acquisition.

These events are reflected in the Pro Forma Condensed Combined Balance Sheet as follows (in thousands):


Adjustment of Victor Capital net assets to zero:
    Cash and cash equivalents                                      $    (872)
                                                                   ==========
    Accumulated earnings (deficit)                                 $    (872)
                                                                   ==========

Acquisition in exchange for a non-interest bearing note discounted at an imputed interest rate of 9.5%:

     Excess of purchase price over net tangible assets acquired       $ 3,900
                                                                      =======
     Current maturities of long-term  notes payable,  net               $ 640
     Long-term notes payable, net                                     $ 3,260
                                                                      -------
                                                                      $ 3,900

2.   Class A Preferred Shares

Represents $33 million in gross proceeds from the issuance of 12,267,658 Class A Preferred Shares which is assumed to be immediately invested into marketable securities. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT."

3.   Transaction Costs

The Company expects to incur approximately $1 million for direct transaction costs, such as attorneys, accountants, printing and other related fees. This estimated amount is reflected as a reduction to paid-in-capital and an increase to accrued expenses in the unaudited pro forma condensed combined balance sheet as of March 31, 1997. The estimated charge is not reflected in the unaudited pro forma combined condensed consolidated statements of income. The amount of this charge is a preliminary estimate and is therefore subject to change.

Statements of Income

1.   Employment


Prior to the Acquisition, Victor Capital's owners were compensated pursuant to a management agreement with Victor Capital's general partner. Contemporaneous with the Acquisition, the owners of Victor Capital will enter into employment agreements with the Company and the management agreement will be terminated. See "PROPOSAL 3 -- ELECTION OF TRUSTEES -- Employment and Consulting Agreements."


2.   Amortization of Victor Capital Acquisition

The discounted cost of the Acquisition, $3.9 million, will be amortized over a fifteen year period. Interest has been imputed on the non-interest bearing note issued by the Company to acquire Victor Capital at a rate of 9.5% per annum.


455009.26
                                       21

3.   Corporate Taxes

Due to the anticipated termination of the Company's REIT status and the Company's resulting status as a taxable corporate entity, the Company's income will be taxed at a federal corporate rate of 35% after giving effect to the Company's estimated available net operating losses of $1.5 million per annum, which have been adjusted for the change in the Company's ownership. For the year ended December 31, 1996 and the three months ended March 31, 1997, the Company's pro forma income, if any, would have been offset by available net operating losses and, accordingly, there would have been no provision for income taxes.

4.   Class A Preferred Convertible Shares

Pursuant to the terms of the Certificate of Designations establishing the Class A Preferred Shares, a semi-annual dividend of approximately $0.13 per share (approximately $0.26 per share on an annual basis) is payable based on a dividend rate of 9.5%. The dividend payable on the 12,267,658 Class A Preferred Shares outstanding on a pro forma basis for the year ended December 31, 1996 and the three months ended March 31, 1997 has been presented. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT."

5.   Dilution of Common Shares

Pursuant to the terms of the Certificate of Designations establishing the Class A Preferred Shares, the holders of the 12,267,658 Class A Preferred Shares outstanding on a pro forma basis have the right to convert their shares into Class A Common Shares and Class B Common Shares of the Company at the rate of one Class A Common Share or Class B Common Share for each Class A Preferred Share, subject to adjustment to avoid dilution. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT."

455009.26
                                       22

                   HISTORICAL MARKET PRICE AND DIVIDENDS DATA


Market Prices and Dividends

     The Common Shares are listed for trading on the New York and Pacific Stock Exchanges under the symbol "CT." The table below sets forth, for the calendar quarters indicated, the reported high and low sale prices of Common Shares as quoted on the New York Stock Exchange based on published financial sources. No dividends were paid in 1995 and 1996. As of April 1, 1997, the Company had 1,677 holders of record of its Common Shares. The closing market price for the Common Shares on January 2, 1997, the day prior to the announcement of the Former Parent's sale of its Common Shares to CRIL, was $2 3/4.

                                                     High                 Low
     1995
     First Quarter...............................    1-5/8               1-5/8
     Second Quarter..............................    1-7/8               1-3/4
     Third Quarter...............................    1-5/8               1-1/2
     Fourth Quarter..............................    1-1/2               1-3/8

     1996
     First Quarter...............................    1-1/2               1-1/8
     Second Quarter..............................    1-7/8               1-3/8
     Third Quarter...............................    2-3/4               1-5/8
     Fourth Quarter..............................    2-7/8               1-7/8


Dividend Policy

     The Company does not currently expect to declare or pay dividends on its Class A Common Shares or Class B Common Shares in the foreseeable future. The policy of the Board of Trustees will be to reinvest earnings in the Company. Unless all accrued dividends and other amounts then accrued through the end of the last dividend period and unpaid with respect to the Preferred Shares have been paid in full, the Company may not declare or pay or set apart for payment any dividends on the Class A Common Shares or Class B Common Shares. The policy of reinvesting earnings, among other things, will cause the Company's REIT status to terminate. See "FEDERAL INCOME TAX CONSIDERATIONS."

455009.26
                                       23

                        BUSINESS OF THE COMPANY FOLLOWING
                       THE INVESTMENT AND THE ACQUISITION

Overview

     The Company, through the execution of its new business plan, intends to create a finance company designed primarily to take advantage of opportunities to make high-yielding investments in commercial real estate including senior and junior commercial mortgage loans and preferred equity investments. The recent significant recovery in commercial real estate property values, coupled with the fundamental structural changes in the real estate capital markets, have created increased demand for financing at the mezzanine level, i.e., the position between senior lenders and equity owners. The Company believes that mezzanine investment opportunities -- if carefully underwritten, structured and monitored -- are attractive investment opportunities that pose potentially less risk than direct equity ownership of real property.

     The commercial real estate capital markets for both debt and equity are in the midst of dramatic structural change. Although the issuance volume of CMBS has grown to $30 billion per annum, the terms and conditions of securitized debt are significantly driven by rating agency criteria, resulting in restrictive underwriting parameters and relatively inflexible transaction structures. At the same time, existing equity owners are faced with high levels of maturing debt which will need to be refinanced, and new buyers are seeking greater leverage than is available from securitized or traditional providers. As a result, the need for mezzanine capital, representing the level between 65% and 90% of property value, has grown significantly. The Company, through its new business plan, intends to capitalize on this market opportunity.


     Following the Investment and the Acquisition, Victor Capital will be a division of the Company and Victor Capital's management and professional team will assume comparable positions with the Company. While certain Victor Capital officers and employees have significant experience in managing real estate assets, including Mortgage Loans and Mezzanine Loans, and have analyzed and bid on Subordinated Interest investment opportunities, such officers and employees have never managed a finance company as is contemplated in the new business plan, nor have they closed on any Subordinated Interest transactions. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--No Assurance of Successful Implementation of New Business Plan."



General


     In connection with the new business plan, the Company will seek to generate returns primarily from investments in (i) Mortgage Loans; (ii) Mezzanine Loans in the form of subordinated loans and preferred equity investments; (iii) Subordinated Interests in CMBS; and, (iv) the on-going real estate advisory business of Victor Capital. There can be no assurances that the Company will be able to acquire such assets, that the terms or results of such investments will be beneficial to the Company, or that the Company will achieve its objectives. See "RISK FACTORS".

     Other than restrictions which result from the Company's intent to avoid regulation under the Investment Company Act, the Company will not be subject to any restrictions on the particular percentage of its portfolio invested in any of the above referenced asset classes. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Consequences of Not Qualifying for Investment Company Act Exemptions." The Company will have no predetermined limitations or targets for concentration of property type or geographic location. Instead, the Company plans to make acquisition decisions through asset and collateral analysis, evaluating investment risks on a case-by-case basis. Until appropriate investments are made, the net proceeds of the Investment may be invested in readily marketable securities or in interest bearing deposit accounts.


     To the extent that the Company's assets become concentrated in a few states or a particular region, the return on an investment in the Company's shares will become more dependent on the economy of such states or region. The Company intends to seek to maximize yield through the use of leverage, consistent with maintaining an acceptable

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level of risk.  Although there may be limits to the leverage that can be applied to certain of the Company's investments, the Company does not initially intend to leverage its equity by more than five-times.

     Victor Capital's management and professional team has substantial experience in originating, underwriting, structuring, monitoring, managing, and collecting on various types of commercial real estate debt and equity investments. The Company believes that this experience will position the Company to immediately execute its business plan and will be a major resource in the successful implementation of the plan. However, there can be no assurance of the Company's success in implementing its business plan.


Categories of Investment

     The discussion below describes the principal categories of assets that the Company initially intends to acquire.

     Mortgage Loans. The Company intends to actively pursue opportunities to provide Mortgage Loans to real estate owners and property developers who need interim financing until permanent financing can be obtained. The Company's Mortgage Loans will generally not be "permanent" in nature, but rather, are intended to be of a relatively short-term duration, with extension options as deemed appropriate, and will generally require a balloon payment of principal and interest at maturity. These types of loans are intended to be higher yielding loans with higher interest rates and commitment fees. Property owners or developers in the market for these types of loans include, but are not limited to, promoters of pre-formation REITs desiring to acquire attractive properties to contribute to the REIT before the formation process is complete, traditional property owners and operators who desire to acquire a property before it has received a commitment for a long-term mortgage from a traditional commercial mortgage lender or a property owner or investor who has an opportunity to purchase its existing mortgage debt or third party mortgage debt at a discount; in such an instance, the Company's loan would be secured by a Mortgage Loan. The Company may also originate traditional mortgage loans and in connection therewith would compete with traditional commercial mortgage lenders. In pursuing such a strategy, the Company would generally intend to sell or refinance the senior portion of the Mortgage Loan, individually or in a pool, and retain a Subordinated Interest.

     The legal aspects of the mortgage loans that will be made or acquired by the Company or will underlie the Subordinated Interests to be acquired by the Company affect the value of those assets. For a discussion of certain legal aspects of mortgage loans, see "-- Certain Legal Aspects of Mortgage Loans and Real Property."

     Mezzanine Loans. The Company intends to take advantage of opportunities to provide mezzanine financing on commercial property that is subject to first lien mortgage debt. The Company believes that there is a growing need for mezzanine capital (i.e. capital representing the level between 65% and 90% of property value) as a result of current commercial mortgage lending practices setting loan-to-value targets as low as 65%. The Company's mezzanine financing may take the form of subordinated loans, commonly known as second mortgages, or, in the case of loans originated for securitization, partnership loans or preferred equity investments. For example, on a commercial property subject to a first lien mortgage loan with a principal balance equal to 70% of the value of the property, the Company could lend the owner of the property (typically a partnership) an additional 15% to 20% of the value of the property. The Company believes that as a result of the significant changes in the lending practices of traditional commercial real estate lenders, primarily relating to more conservative loan-to-value ratios, and that as a result of the significant increase in securitized lending with strict loan-to-value ratios imposed by the rating agencies, there will be increasing demand for mezzanine capital by property owners.

     Typically, in a Mezzanine Loan, the owner would pledge to the Company, as security for its debt to the Company, either the property subject to the first lien (giving the Company a second lien position typically subject to an inter-creditor agreement) or the limited partnership and/or the general partnership interest in the owner. If the owner's general partnership interest is pledged, then the Company would be in a position to take over the operation of the property in the event of a default by the owner. By borrowing against the additional value in their properties, the property owners obtain an additional level of liquidity to apply to property improvements or alternative uses. Mezzanine Loans generally would provide the Company with the right to receive a stated interest rate on the loan balance plus various commitment and/or exit fees. In certain instances, the Company will negotiate to receive a

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percentage of net operating income or gross revenues from the property,  payable to the Company on an ongoing basis, and a percentage of any increase in value of the property, payable upon maturity or refinancing of the loan, or otherwise would allow the Company to charge an interest rate that would provide an attractive risk-adjusted return. Alternatively, the Mezzanine Loans could take the form of a non-voting preferred equity investment in a single purpose entity borrower with the terms of the preferred equity substantially the same as described above.

     In connection with its mezzanine lending and investing activities, the Company may elect to pursue strategic alliances with lenders such as commercial banks and Wall Street conduits who do not have a mezzanine lending capability and are therefore perceived to be at a competitive disadvantage. The Company believes that such alliances could accelerate the Company's loan origination volume, assist in performing underwriting due diligence, and reduce potential overhead. While the Company intends to seek such alliances, there can be no assurance that the Company will be successful in this regard nor that if the Company creates such an alliance or alliances, that such alliances will be successful.

     Subordinated Interests. The Company intends to acquire Subordinated Interests in commercial mortgage-backed securities. CMBS typically are divided into two or more classes, sometimes called "tranches." The senior classes are higher "rated" securities, which would be rated from low investment grade "BBB" to higher investment grade "AA" or "AAA." The junior, subordinated classes typically would include a lower rated, non-investment grade "BB" and "B" class, and an unrated, higher-yielding, credit support class (which generally is required to absorb the first losses on the underlying mortgage loans). The Company intends to pursue the acquisition of performing and non-performing (i.e., defaulted) Subordinated Interests.

     CMBS generally are issued either as collateralized mortgage obligations ("CMOs" or "CMO Bonds") or pass-through certificates ("Pass-Through Certificates"). CMO Bonds are debt obligations of special purpose corporations, owner trusts or other special purpose entities secured by commercial mortgage loans or CMBS. Pass-Through Certificates evidence interests in trusts, the primary assets of which are mortgage loans. CMO Bonds and Pass-Through Certificates may be issued or sponsored by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and other entities. CMBS are not guaranteed by an entity having the credit status of a governmental agency or instrumentality and generally are structured with one or more of the types of credit enhancement described below. In addition, CMBS may be illiquid. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business and the
Acquisition -- Risk From Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans."

     In most commercial mortgage loan securitizations, a series of CMBS is issued in multiple classes in order to obtain investment-grade ratings for the senior classes and thus increase their marketability. Each class of CMBS may be issued with a specific fixed or variable coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the mortgage loans comprising the mortgage collateral (i.e. mortgage pass-through securities or pools of whole loans securing or backing a series of CMBS) ("Mortgage Collateral") may cause the CMBS to be retired substantially earlier than their stated maturities or final scheduled distribution dates, although, with respect to commercial mortgage loans, there generally are penalties for or limitations on the ability of the borrower to prepay the loan. Interest is paid or accrued on CMBS on a periodic basis, typically monthly.

     The credit quality of CMBS depends on the credit quality of the underlying Mortgage Collateral. CMBS are backed generally by a limited number of commercial or multifamily mortgage loans with larger principal balances than those of single family mortgage loans. As a result, a loss on a single mortgage loan underlying a CMBS will have a greater negative effect on the yield of such CMBS, especially the Subordinated Interests in such CMBS.

     Among the factors determining the credit quality of the underlying mortgage loans will be the ratio of the mortgage loan balances to the value of the properties securing the mortgage loans, the purpose of the mortgage loans (e.g., refinancing or new purchase), the amount of the mortgage loans, their terms and the geographic diversification of the location of the properties, and the credit-worthiness of tenants. Moreover, the principal of and interest on the underlying mortgage loans may be allocated among the several classes of a CMBS in many ways, and the credit quality of a particular class results primarily from the order and timing of the receipt of cash flow generated from the underlying mortgage loans. Subordinated Interests carry significant credit risks. Typically, in a "senior-subordinated"

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



structure, the Subordinated Interests provide credit protection to the senior classes by absorbing losses from loan defaults or foreclosures before such losses are allocated to senior classes. Moreover, typically, as long as the more senior tranches of securities are outstanding, all prepayments on the mortgage loans generally are paid to those senior tranches, at least until the end of a lock-out period, which typically is five years or more. In some instances, particularly with respect to Subordinated Interests in commercial securitizations, the holders of Subordinated Interests are not entitled to receive scheduled payments of principal until the more senior tranches are paid in full or until the end of a lock-out period. Because of this structuring of the cash flows from the underlying mortgage loans, Subordinated Interests in a typical securitization are subject to a substantially greater risk of non-payment than are those more senior tranches. Accordingly, the Subordinated Interests are assigned lower credit ratings, or no ratings at all. Neither the Subordinated Interests nor the underlying mortgage loans are guaranteed by agencies or instrumentalities of the U.S. government or by other governmental entities and accordingly are subject, among other things, to credit risks. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business Plan and the Acquisition -- Risk from Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans."

     Before acquiring Subordinated Interests, the Company intends to perform certain credit underwriting and stress testing to attempt to evaluate future performance of the Mortgage Collateral supporting such CMBS, which may include
(i) a review of the underwriting criteria used in making mortgage loans comprising the Mortgage Collateral for the CMBS, (ii) a review of the relative principal amounts of the loans, their loan-to-value ratios as well as the mortgage loans' purpose and documentation, (iii) where available, a review of the historical performance of the loans originated by the particular originator and (iv) some level of re-underwriting the underlying mortgage loans, as well as selected site visits.

     Many of the Subordinated Interests intended to be acquired by the Company may not have been registered under the Securities Act, but instead initially were sold in private placements. Because Subordinated Interests acquired in private placements have not been registered under the Securities Act, they will be subject to certain restrictions on resale and, accordingly, will have more limited marketability and liquidity. Although there are some exceptions, most issuers of multi-class CMBS elect to be treated, for federal income tax purposes, as REMICS. The Company intends to acquire not only Subordinated Interests that are treated as regular interests in REMICS, but also those that are designated as REMIC Residual Interests. Unlike regular interests in REMICS, REMIC Residual Interests typically generate Excess Inclusion or other forms of "phantom income" that bear no relationship to the actual economic income that is generated by a REMIC. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business Plan and the Acquisition -- Risk from Ownership of REMIC Residual Interests."


     Unlike the owner of mortgage loans, the owner of Subordinated Interests in CMBS ordinarily does not control the servicing of the underlying mortgage loans. In this regard, the Company intends to attempt to negotiate for the right to cure any defaults on senior CMBS classes and for the right to acquire such senior classes in the event of a default or for other similar arrangements. The Company may also seek to acquire rights to service defaulted mortgage loans, including rights to control oversight and management of the resolution of such mortgage loans by workout or modification of loan provisions, foreclosure, deed in lieu of foreclosure or otherwise, and to control decisions with respect to the preservation of the collateral generally, including property management and maintenance decisions ("Special Servicing Rights") with respect to the mortgage loans underlying CMBS in which the Company owns a Subordinated Interest. Such rights to cure defaults and Special Servicing Rights may give the Company, for example, some control over the timing of foreclosures on such mortgage loans and, thus, may enable the Company to reduce losses on such mortgage loans. No assurances can be made, however, that the Company will be able to acquire such rights to cure, Special Servicing Rights or other similar arrangements or that losses on the mortgage loans will not exceed the Company's expectations. While Victor Capital has performed many of the functions of a special servicer, neither Victor Capital nor the Company is currently a rated special servicer. The Company plans to seek to become rated as a special servicer, or acquire a rated special servicer. Until the Company can act as a rated special servicer, it is unlikely that it will be able to obtain Special Servicing Rights with respect to the mortgage loans underlying Subordinated Interests. Although the Company's strategy is to purchase Subordinated Interests at a price designed to return the Company's investment and generate a profit thereon, there can be no assurance that such goal will be met or, indeed, that the Company's investment in a Subordinated Interest will be returned in full or at all. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Risk of Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans."


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     The Company believes that it will not be, and intends to conduct its operations so as not to become, regulated as an investment company under the Investment Company Act. The Investment Company Act generally exempts entities that are "primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate" ("Qualifying Interests"). The Company intends to rely on guidance contained in published no-action letters issued to other parties by the Staff of the Commission in an effort to qualify for this exemption. To comply with the foregoing guidance, the Company, among other things, must maintain at least 55% of its assets in Qualifying Interests and also may be required to maintain an additional 25% in Qualifying Interests or other real estate-related assets. The Commission has stated that no-action letters may be relied upon as binding on its Staff only by the parties to whom such letters are issued and therefore do not represent precedent that would be binding on the Commission or its Staff with respect to other parties, including the Company. The Company has, however, determined that it is advisable to adhere to the no-action letter guidance, and therefore, the assets that may be acquired and held at any time by the Company will be limited by investment parameters contained in such no-action letter guidance. Generally, the Mortgage Loans and certain of the Mezzanine Loans in which the Company may invest constitute Qualifying Interests. While Subordinated Interests generally do not constitute Qualifying Interests, the Company may seek to structure such investments in a manner where the Company believes such Subordinated Interests may constitute Qualifying Interests. The Company may seek, where appropriate, (i) to obtain foreclosure rights or other similar arrangements (including obtaining Special Servicing Rights before or after acquiring or becoming a rated special servicer) with respect to the underlying mortgage loans, although there can be no assurance that it will be able to do so on acceptable terms or (ii) to acquire Subordinated Interests collateralized by whole pools of mortgage loans. As a result of obtaining such rights or whole pools of mortgage loans as collateral, the Company believes that the related Subordinated Interests will constitute Qualifying Interests for purposes of the Investment Company Act. The Company does not intend, however, to seek an exemptive order, no-action letter or other form of interpretive guidance from the Commission or its Staff on this position. Any decision by the Commission or its Staff advancing a position with respect to whether such Subordinated Interests constitute Qualified Interests that differs from the position taken by the Company could have a material adverse affect on the Company. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Consequences of Not Qualifying for Investment Company Act Exemption."


     Real Estate Advisory Business. In addition to drawing on the origination, underwriting, structuring, monitoring, management and collection expertise of Victor Capital's professionals with regard to lending activities, the Company intends to continue the investment banking, real estate advisory, and real
estate  asset  management   services  previously  provided  by  Victor  Capital.
Additionally, the Company believes that Victor Capital's business, in the ordinary course may add important synergies to the Company's loan origination efforts. For a description of Victor Capital, see "BUSINESS AND OTHER INFORMATION CONCERNING VICTOR CAPITAL -- Description of Business."


Other Investments


     The Company has a portfolio of existing liquid mortgage-backed securities which it may continue to own following implementation of the new business plan.


     While the Company has no current plans with respect to the following, the Company may also pursue a variety of complementary businesses and investments in furtherance of executing its new business plan. Such activities may include, but would not be limited to, investments in other classes of mortgage-backed securities, distressed investing in non-performing and sub-performing loans and fee owned commercial real property, whole loan acquisition programs, note financings, environmentally hazardous lending, operating company investing/lending, construction and rehabilitation lending. Any lending with regard to the foregoing may be on a secured or an unsecured basis and will be subject to risks similar to those attendant to investing in Mortgage Loans, Mezzanine Loans and Subordinated Interests. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business Plan and the Acquisition." It will seek to maximize yield by managing credit risk through credit underwriting, although there can be no assurances that the Company will be successful in this regard. The Company may decide in the future to pursue other available acquisition opportunities it deems suitable for the Company's portfolio. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business Plan and the Acquisition--Risks Associated with Unspecified Acquisitions."

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     Distressed  Loans and Real  Properties.  The  Company  believes  that under appropriate circumstances, the acquisition of underperforming and otherwise distressed commercial and multifamily real estate, or the sub-performing or non-performing loans secured thereby (collectively, "Distressed Investments"), may present meaningful opportunities for the origination of new mortgage loans, in connection with the sale of the Distressed Investments, and the creation of
Subordinated   Interests  thereby.  After  the  acquisition  of  the  Distressed
Investments, the Company's goal will be to improve cash flow or debt service. After the Company maximizes the value of the Distressed Investments in its portfolio, it will enjoy the improved cash flow and begin to seek an opportunity to sell the asset with the intention of making a loan to facilitate such a sale. Although the period during which the Company will hold Distressed Investments will vary considerably from asset to asset, the Company believes that most such investments will be held in its portfolio no more than four years.

     Performing Mortgage Loans for Securitization. The Company may purchase multifamily residential and commercial performing mortgage loans, pool such loans in a special purpose entity and issue CMBS secured by such mortgage loans. The Company would expect to retain the equity ownership interest in the Mortgage Loans, subject to the CMBS debt, thereby creating the economic equivalent of a Subordinated Interest.

     Note Financings. The Company may also elect to provide loans secured not by real property, but rather by pledges of mortgage loans ("Note Financings"), whether performing or non-performing. Typically Note Financings are made in connection with the acquisition of whole loans, or portfolios of loans, which are being sold on an opportunistic basis to a third party investor or to the borrower of such loans. Loan-to-value ratios for Note Financings are typically more conservative than traditional Mortgage Loans, due to, amongst other things, the greater risk in being removed one-step from the collateral (i.e., the Company's security would be a loan which is, in turn, secured by the underlying real property).

     Foreign Real Properties. The Company may acquire or originate Mortgage Loans secured by real estate located outside of the United States or purchase such real estate. Investing in real estate located in foreign countries creates risks associated with the uncertainty of foreign laws and markets and risks related to currency conversion. Although the Company, through its management team acquired from Victor Capital, has limited experience in investing in foreign real estate, the Company believes that such professionals' experience with distressed assets will be helpful in the management of such assets. The Company may be subject to foreign income tax with respect to its investments in foreign real estate. However, any foreign tax credit that otherwise would be available to the Company for U.S. federal income tax purposes will not flow through to the Company's shareholders.

     Real Property with Identified Environmental Problems. The Company may acquire or originate mortgage loans secured by real estate with identified environmental problems that may materially impair the value of the property or purchase such real estate. If so, the Company will take certain steps to limit its liability for such environmental problems, but there are risks associated with such an investment. Although the Company has limited experience in investing in real estate with known environmental risks, the Company believes that the experience of its management team acquired from Victor Capital with distressed assets will be helpful to the management of such assets.

     Operating Company Investing/Lending. The Company may, from time-to-time, make strategic investments, including preferred or common equity, and/or loans, including deeply subordinate and convertible loans, in operating companies which are engaged in similar or competitive businesses to the Company. Such investments and loans could be made in companies that may have little or no public disclosure or liquidity. Such investments and loans would likely be made to enhance the Company's business plan and could include, but not be limited to, such companies as special loan servicers, mortgage bankers, and conduit lenders.

     Construction and Rehabilitation Lending. The Company may take advantage of opportunities to provide construction or rehabilitation financing on commercial property, lending generally 85% to 90% of total project costs, and taking a first lien mortgage to secure the debt ("Construction Loans"). Alternatively, the Company may make Mezzanine Loans and/or Subordinated Interests investments in such Construction Loan opportunities. Construction Loans generally would provide the Company with fees and interest income and potentially a percentage of net operating income or gross revenues from the property, payable to the Company on an ongoing basis, and a percentage

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of any increase in value of the property,  payable upon maturity or  refinancing of the loan, or otherwise would allow the Company to charge an interest rate that would provide an attractive risk-adjusted return.


Portfolio Management

     The following describes some of the portfolio management practices that the Company may employ from time to time to earn income, facilitate portfolio management (including managing the effect of maturity or interest rate sensitivity) and mitigate risk (such as the risk of changes in interest rates). There can be no assurance that the Company will not amend or deviate from these policies or adopt other policies in the future.

     Leverage and Borrowing. The success of the Company's new business plan is dependent upon the Company's ability to grow its portfolio of invested assets through the use of leverage. The Company intends to leverage its assets through the use of, among other things, bank credit facilities, secured and unsecured borrowings, reverse repurchase agreements and other borrowings, when there is an expectation that such leverage will benefit the Company; such borrowings may have recourse to the Company in the form of guarantees or other obligations. If changes in market conditions cause the cost of such financing to increase relative to the income that can be derived from investments made with the proceeds thereof, the Company may reduce the amount of leverage it utilizes. Obtaining the leverage required to execute the new business plan will require the Company to maintain interest coverage ratios and other covenants meeting market underwriting standards. In leveraging its portfolio, the Company plans not to exceed a debt-to-equity ratio of 5:1. The Company has agreed in the Investment Agreement that, without the prior written consent of the holders of a majority of the outstanding Class A Preferred Shares, it shall not incur any indebtedness if the Company's debt-to-equity ratio would exceed 5:1.

     Leverage creates an opportunity for increased income but, at the same time, creates special risks. For example, leveraging magnifies changes in the net worth of the Company. Although the amount owed will be fixed, the Company's assets may change in value during the time the debt is outstanding. Leverage will create interest expenses for the Company which can exceed the revenues from the assets retained.


     To the extent the revenues derived from assets acquired with borrowed funds exceed the interest expense the Company will have to pay, the Company's net income will be greater than if borrowing had not been used. Conversely, if the revenues from the assets acquired with borrowed funds are not sufficient to cover the cost of borrowing, the net income of the Company will be less than if borrowing had not been used. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business Plan and the Acquisition -- Growth Dependent on Leverage; Risks from Use of Leverage."


     Bank Credit Facilities. The Company intends to borrow money through various bank credit facilities, which will have varying interest rates, which may be fixed or adjustable, and which may have varying maturities. Additionally, the Company intends to obtain secured and unsecured facilities.

     Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements, which are agreements under which the Company would sell assets to a third party with the commitment that the Company repurchase such assets from the purchaser at a fixed price on an agreed date. Reverse repurchase agreements may be characterized as loans to the Company from the other party that are secured by the underlying assets. The repurchase price reflects the purchase price plus an agreed market rate of interest.

     Interest Rate Management Techniques. The Company may engage in a variety of interest rate management techniques for the purpose of managing the effective maturity or interest rate of its assets and/or liabilities. These techniques also may be used to attempt to protect against declines in the market value of the Company's assets resulting from general trends in debt markets. Any such transaction is subject to risks, and may limit the potential earnings on the Company's investment in real estate related assets. Such techniques may include puts and calls on securities or indices of securities, Eurodollar futures contracts and options on such contracts, interest rate swaps (the exchange of fixed-rate payments for floating-rate payments) or other such transactions.


455009.26
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Certain Legal Aspects of Mortgage Loans and Real Property

         The Company's new business plan contemplates investments in short-term first mortgage loans, subordinated loans to or preferred equity investments in first mortgage encumbered property or investments representing interests in pools of mortgage loans. Given that the Company intends to invest in such mortgage loans and mortgage related investments and may acquire underlying real property in the event of a foreclosure, the following discussion provides a general summary of certain legal aspects of loans secured by real property and the acquisition of real property. Because such legal aspects are governed by applicable state law (which laws vary from state to state), the summary does not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states. Accordingly, the summary is qualified in its entirety by reference to the applicable laws of the states where the property is located.

     General

     A mortgage loan is generally evidenced by a note or bond and secured by an instrument granting a security interest in real property and the appurtenant personal property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or inter-creditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

     Types of Mortgage Instruments


     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor or grantor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary or grantee (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust for the benefit of the beneficiary and generally with a power of sale, to the trustee for the benefit of the beneficiary to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor (the borrower) conveys title to the real property to the grantee (the lender), generally with a power of sale, until such time as the debt is repaid. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.


     Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease or license to occupy space and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     The potential payments from a property may be less than the periodic payments due under the mortgage. For example, the net income that would otherwise be generated from the property may be less than the amount that would be needed to service the debt if the leases on the property are at below-market rents, the market rents have fallen since the original financing, vacancies have increased or as a result of excessive or increased maintenance, repair or other obligations to which a lender succeeds as landlord.

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



     Condemnation and Insurance

     The form of the mortgage or deed of trust used by many lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgage or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or deed of trust to the extent the junior mortgage or deed of trust so provides. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, such as strict foreclosure, but they are either infrequently used or available only in limited circumstances.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court of equity having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon the borrower or mortgagor and all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Tenants under leases may or may not be named in the suit depending upon state law and market conditions. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Non-Judicial Foreclosure Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.


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



     Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to deliver financial information, adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property.

     Even if the lender is successful in the foreclosure action and is able to take possession of the property, the costs of operating and maintaining a commercial or multifamily property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing homes, convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and with respect to nursing or convalescent homes, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have with respect to consent requirements and on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Post-Sale Redemption. In a majority of states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. In some states, the borrower retains possession of the property during the statutory redemption period. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Any commercial or multi-family residential mortgage loans acquired by the Company are likely to be nonrecourse loans, as to which recourse in the case of default will be limited to the property and such other assets, if any, that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust or by non-judicial means. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists may choose to proceed first

455009.26
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



against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Cooperatives. Mortgage loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto (or cooperative contract rights), allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative are subject to various regulations as well as to restrictions (including transfer restrictions) under the governing documents of the cooperative, and the shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease but such recognition agreements may not have been obtained in the case of all the mortgage loans secured by cooperative shares (or contract rights).

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given to the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary leases.

     Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lien or may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. In addition, the Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case."

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



     In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related mortgage loan to the owner of such mortgage loan. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     The Company's acquisition of real property, particularly real-estate owned ("REO") property, may be affected by many of the considerations applicable to mortgage loan lending. For example, the Company's acquisition of certain property at foreclosure sale could be affected by a borrower's post-sale right of redemption. In addition, the Company's ability to derive income from real property will generally be dependent on its receipt of rent payments under leases of the related property. The ability to collect rents may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

     Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

     Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time

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



of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

     Environmental Risks

     General. The Company will be subject to environmental risks when taking a security interest in real property, as well as when it acquires any real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the risk of the diminution of the value of a contaminated property or, as discussed below, liability for the costs of compliance with environmental regulatory requirements or the costs of clean-up or other remedial actions. These compliance or clean-up costs could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender could determine to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for compliance or clean-up costs.

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. The magnitude of the CERCLA liability at any given contaminated site is a function of the actions required to address adequately the risks to human health and the environment posed by the particular conditions at the site. As a result, such liability is not constrained by the value of the property or the amount of the original or unamortized principal balance of any loans secured by the property. Moreover, under certain circumstances, liability under CERCLA may be joint and several -- i.e., any liable party may be obligated to pay the entire cleanup costs regardless of its relative contribution to the contamination.

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "1996 Lender Liability Act") provides for a safe harbor for secured lenders from CERCLA liability even though the lender forecloses and sells the real estate securing the loan, provided the secured lender sells "at the earliest practicable, commercially reasonable time, at commercially reasonable terms, taking into account market conditions and legal and regulatory requirements." Although the 1996 Lender Liability Act provides significant protection to secured lenders, it has not been construed by the courts and there are circumstances in which actions taken could expose a secured lender to CERCLA liability. And, the transferee from the secured lender is not entitled to the protections enjoyed by a secured lender. Hence, the marketability of any contaminated real estate continues to be suspect.

     Certain Other Federal and State Laws. Many states have environmental clean-up statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, underground storage tanks are commonly found on a wide variety of commercial and industrial properties. Federal and state laws impose liability on the owners and operators of underground storage tanks for any cleanup that may be required as a result of releases from such tanks. These laws also impose certain compliance obligations on the tank owners and operators, such as regular monitoring for leaks and upgrading of older tanks. The Company may become a tank owner or operator, and subject to compliance obligations and potential cleanup liabilities, either as a result of becoming involved in the management of a site at which a tank is located or, more commonly, by taking title to such a property. Federal and state laws also obligate property owners and operators to maintain and, under some circumstances, to remove asbestos-containing building materials and lead-based paint. As a result, the presence of these materials can increase the cost of operating a property and thus diminish its value. In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property.

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     Superlien Laws. Under the laws of many states,  contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien."

     Additional Considerations. The cost of remediating environmental contamination at a property can be substantial. To reduce the likelihood of exposure to such losses, the Company will not acquire title to a Mortgaged
Property or take over its operation unless, based on an environmental site assessment prepared by a qualified environmental consultant, it has made the determination that it is appropriate to do so. The Company expects that it will organize a special purpose subsidiary to acquire any environmentally contaminated real property.


     Environmental Site Assessments. In addition to possibly allowing a lender to qualify for the innocent landowner defense (see discussion under "--Environmental Risks --CERCLA" above), environmental site assessments can be a valuable tool in anticipating, managing and minimizing environmental risk. They are commonly performed in many commercial real estate transactions.


     Environmental site assessments vary considerably in their content and quality. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because an exhaustive environmental assessment would be far too costly and time-consuming to be practical. Nevertheless, it is generally helpful in assessing and addressing environmental risks in connection with commercial real estate (including multifamily properties) to have an environmental site assessment of a property because it enables anticipation of environmental problems and, if agreements are structured appropriately, can allow a party to decline to go forward with a transaction.

     Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     Americans With Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers that are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

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                        EXISTING BUSINESS OF THE COMPANY


     The Company was organized under the laws of the State of California pursuant to its Declaration of Trust, dated September 15, 1966. Prior to 1990, the Company was primarily engaged in making investments in income-producing real property and, to a lesser extent, mortgages and mortgage-backed securities. The Company has generated revenues from income produced on its portfolio of property interests, interest earnings on certain investments, including mortgage loans, and sales of certain investments of the Company.

     The Company has heretofore elected to be taxed as a real estate investment trust under the Code (a "REIT"). As long as the Company qualifies as a REIT, dividends paid to shareholders will be allowed as a deduction for purposes of determining income subject to federal corporate income tax. As a result, as long as the Company qualifies as a REIT, the Company will not be subject to federal income tax on the portion of its net income that is distributed to shareholders. However, following consummation of the Investment and the Acquisition the Company anticipates that its status as a REIT will terminate and it will become subject to income and franchise taxes on its income to the extent that it cannot offset such income with net operating losses or capital loss Carry-forward. See "FEDERAL INCOME TAX CONSIDERATIONS."

     Since November 1990, the Company has not made new investments in income-producing real property, largely as a result of significant operating losses that occurred during fiscal years 1991 through 1993. Such losses were caused by the deterioration in the performance of the Company's income producing property resulting from reduced and low levels of occupancy and from valuation write-downs and the sale of certain non-performing properties at a loss. During this period, the Company originated new mortgage loans in connection with the disposition of property owned.

     In April 1994, the Company's Former Parent voted its Common Shares to replace the Board of Trustees then in place as a necessary step to preserve shareholder value in the Company. Thereafter, the newly elected Board of
Trustees appointed new officers and terminated existing contracts with the Company's then outside advisor and property manager. Under the direction of the new management team, the Company took steps to stabilize its portfolio of investments and retained a new property manager to supervise the day-to-day operations of its income-producing properties. The Company also developed an expansion strategy pursuant to which it would pursue growth opportunities through acquisitions, joint venture arrangements and a possible infusion of new capital and concentrate on one asset class. In late 1994 and 1995, after pursuing opportunities to grow and improve the profitability of its real property and mortgage portfolio (including acquiring the hotel assets of the Company's Former Parent), the Board of Trustees determined that the Company should redeploy its current asset portfolio into better performing assets. The Company pursued the foregoing, and by the end of March 1997, the Company had sold or disposed of all of its income-producing properties and had invested the proceeds in liquid mortgage-backed securities which satisfy REIT-asset qualification requirements and mortgage loans. As of March 31, 1997, the Company had $13,141,000 invested in such mortgage-backed securities and $2,658,000 in mortgage loans.

     In 1996, the Company continued to investigate and explore alternative opportunities to maximize shareholder value, including potential transactions involving hotels, apartments, mortgage investments, mobile home parks and a variety of other proposals were reviewed and potential merger candidates were reviewed.

     In connection with the Board of Trustees' approval of the Former Parent's transfer of Common Shares to CRIL, the Board of Trustees approved the Company's new business plan. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- Background of and Reasons for the Proposal; Board of Trustees' Recommendation."


     Further information regarding the Company, including the audited historical financial statements of the Company and its subsidiaries, supplementary financial information and management's discussion and analysis of the Company's financial condition and results of operations, is contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997, which reports are attached hereto as annex F and annex G, respectively.


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
            BUSINESS AND OTHER INFORMATION CONCERNING VICTOR CAPITAL


Description of Business

General

     Victor Capital was organized in 1989 as a private real estate financial services firm providing real estate, investment banking, real estate advisory and real estate asset management services. Victor Capital has served an extensive roster of institutional investors, financial institutions and owners and developers of property in connection with the acquisition, financing, securitization, ownership, management, evaluation and disposition of public and private commercial real estate. Victor Capital's senior professionals average 13-years of experience in the real estate financial services industry.

     The executive offices of Victor Capital are located at 885 Third Avenue, 12th floor, New York, New York 10022 and the telephone number of Victor Capital is (212) 593-5400.

Investment Banking and Real Estate Advisory Services

     Victor Capital provides an array of investment banking and real estate advisory services to a variety of clients such as financial institutions, including banks and insurance companies, public and private owners of commercial real estate, creditor committees and investment funds. In such transactions, Victor Capital typically negotiates for a retainer and/or a monthly fee plus disbursements; these fees are typically applied against a success-oriented fee which is based on achieving the client's goals. While dependent upon the size and complexity of the transaction, Victor Capital's fees for capital raising assignments are generally in the range of 0.5% - 3.0% of the total amount of debt and equity raised. For pure real estate advisory assignments, a fee is typically negotiated in advance and can take the form of a flat fee or a monthly retainer. In certain instances, Victor Capital will negotiate for the right to receive a portion of its compensation in-kind; an example would be the receipt of stock in a publicly traded company. Listed below are examples of typical investment banking and real estate advisory assignments.

Selected Investment Banking Assignments

     Mergers and Acquisitions. Victor Capital acted as the financial advisor in arranging the merger which created a publicly-traded REIT with a 4.5 million square foot portfolio of suburban office buildings located throughout the southeast. The merger combined a public real estate investment company with a privately held suburban office portfolio owned by affiliates of an investment management fund. Victor Capital valued both portfolios, assisted in the structuring and negotiation of the merger, and delivered fairness opinions regarding the valuation of various service companies.

     Initial Public Offering. Victor Capital has acted as the exclusive financial advisor to a significant owner/operator of Central Business District office properties seeking to become a publicly traded REIT via an initial public offering ("IPO"). This assignment included analyzing the company's portfolio and operating history and positioning the company's assets, preparing a private offering memorandum and arranging for a strategic partner to recapitalize the company pre-IPO. The assignment also involved securing a mezzanine line, placing a pre-IPO acquisition debt facility and a post-IPO line of credit, identifying and securing a critical mass of acquisitions pre-IPO, negotiating with and retaining the underwriter, accounting firm and issuer's counsel, and managing the overall IPO process.

     Corporate Restructuring. Victor Capital was retained by the board of directors of a $10 billion public company with interests in real estate and retailing. The company's founder and chairman had been terminated and the board was facing a corporate restructuring while initiating a search for a new CEO. Victor Capital's role included the following: (i) assisting the board with overall financial issues during the transition in management, (ii) advising the new chairman during his acclimation period on strategic and operational issues, including the processing and sequencing of property dispositions, (iii) investigating, analyzing and valuing each of the company's real estate assets, which included in excess of 30 properties, (iv) advising the company on all aspects of a corporate recapitalization plan including the restructuring of project-specific, pool-secured and unsecured debt, convertible and subordinated

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public  debentures,  and preferred and common  equity,  and (v)  counseling  the company with respect to its investments in several entities operating under protection of the U.S. Bankruptcy Court.

Selected Real Estate Advisory Assignments

     Project Development. Victor Capital was retained as the exclusive advisor to a major publicly traded international entertainment company to create and establish the Company's flag-ship United States entertainment destination. In connection with this assignment, Victor Capital identified the company's site in New York City, negotiated a financial incentives package with the New York State and New York City development agencies, identified and selected a developer to build the project, and negotiated a long-term lease on behalf of the Company. Commencement of project construction is scheduled for Spring 1997.

     Portfolio Dispositions and Management. Victor Capital was retained as the real estate advisor to a $33 billion financial institution to assist management with its portfolio of troubled real estate assets. The financial institution's aggregate real estate exposure totaled $4.4 billion, of which $1.2 billion was classified as non-performing. During the course of a 15-month assignment, Victor Capital's responsibilities included, among other things: (i) initiating and managing a bulk disposition program intended to sell large packages of non-performing assets, (ii) assisting in the due diligence process for a valuation of an in-market acquisition from the FDIC, (iii) assisting the chairman and president in setting priorities, determining organizational structure and staffing the real estate lending and recovery units, (iv) designing and implementing a portfolio information system for enhanced internal management and external communication with shareholders and rating agencies, (v) establishing the systems, controls and procedures for an early warning system to identify potential problem assets, and (vi) assisting real estate senior management in developing a work-out and resolution strategy for all major non-accrual loans and OREO assets.

     Creditor Committee Advisor. Victor Capital acted as the financial advisor to the ad hoc committee representing the noteholders of a $970 million securitized note issue. The notes were secured by mortgages on three signature office buildings located in Manhattan and comprising in excess of 4.6 million square feet. Victor Capital negotiated a consensual settlement in bankruptcy on behalf of the noteholders in which one of the buildings was sold and a newly formed private REIT owned by the noteholders acquired title to the two remaining properties. The new REIT recently closed on a $420 million mortgage financing arranged by Victor Capital. Victor Capital continues to serve as the asset manager for the REIT and is advising the company on a variety of growth strategies.

     Due Diligence. Victor Capital has been retained by various asset buyers to analyze and perform due diligence on potential portfolio acquisitions. In these assignments, Victor Capital typically performs site inspections and prepares cash flow budgets, resolution plans, valuations, market surveys, and bidding strategies. Through the ordinary course, these engagements have led to residual assignments, including financings, dispositions and asset management.

     Real Estate Asset Management

     Victor Capital provides its real estate asset management services primarily to institutional investors such as public and private money management firms. Victor Capital's services may include the identification and acquisition of specific mortgage loans and/or properties and the management and disposition of these assets. As of March 31, 1997, Victor Capital had seven such assignments representing an asset value of approximately $900 million and total square footage of approximately 6.9 million.

     Victor Capital typically receives an annual real estate asset management fee, payable monthly, which is typically 1.0% of the acquisition cost of the assets managed. In some cases, Victor Capital also receives acquisition, disposition and/or financing fees for assets under management; such fees are at customary market levels. In many instances, Victor Capital receives an incentive fee subject to a pre-arranged return on capital to the investor; such a fee is realized out of the asset's sales proceeds. Victor Capital believes that such incentive fees serve to align its interests with the interests of its client. The term of Victor Capital's real estate asset management advisory agreements vary with the form and nature of the investment. Generally, these assignments have a duration of one to three years with a stipulated intention of selling the asset under management as soon as practicable.

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     From  time-to-time,  senior  employees  of Victor  Capital  are  invited to co-invest in the aforementioned investment opportunities on an equal basis with the real estate asset management client. The investment allocation to Victor Capital's employees is not material in relation to the size of the client's investment, and typically does not exceed 3.0% of the total investment. These investments are made by Victor Capital's employees out of their own personal funds, are purchased at terms no more or less favorable than the client, and are subject to Victor Capital's fees. Victor Capital's clients encourage such investments in an effort to align a Victor Capital's interests with those of its client. See "RISK FACTORS -- Risk Factors Relating to the Company's New Business Plan and the Acquisition -- No Opportunity to Co-Invest."


     The foregoing co-investments are done as an accommodation to Victor Capital's clients and, after consummation of the Acquisition, the Company will not be precluded from co-investing with its clients or making similar equity investments in other circumstances.

     The real estate services industry is highly competitive and there are numerous well established competitors possessing substantially greater financial, marketing, personnel and other resources than Victor Capital. Victor Capital competes with national, regional and local firms. While many of these firms do not currently provide all of the services which Victor Capital provides, there can be no assurance that such firms will not engage in such activities in the future.

     Property

     Victor Capital's executive and administrative offices are located in approximately 9,300 square feet of office space leased in the New York City commercial building. Victor Capital believes that this office space is suitable for its current operations for the foreseeable future. Victor Capital's lease will terminate at the end of December 1997 with no stipulated renewal provisions; as a consequence, Victor Capital is currently analyzing other similar lease alternatives.

     Employees

     As of March 31, 1997, Victor Capital employed sixteen professional and five other full-time employees. All of such employees, excepting one employee who maintains an independent office in Boston, Massachusetts, are employed in its executive offices. Victor Capital considers the relationship with its employees to be good.

     Legal Proceedings

     Victor Capital is not a party to any material legal proceedings.

Management's Discussion and Analysis of Financial Condition and Results of Operations


     The following discussion and analysis should be read in conjunction with Victor Capital's historical audited combined financial statements and notes thereto included elsewhere in this Proxy Statement.


     General. Since its organization in 1989, Victor Capital has continued its strategy of solidifying its position as a leading fully-integrated real estate advisory company. The growth reflected in Victor Capital's financial statements is the result principally of internal growth from new assignments from existing and first time clients. Following is a discussion and analysis of the operations and financial results of 1996 compared with the operations and financial results of 1995 and 1994.


     Victor Capital's revenue is derived primarily from real estate advisory services provided from its three primary lines of business: (i) investment banking, (ii) real estate advisory, and (iii) real estate asset management. See "-- DESCRIPTION OF BUSINESS." A significant component of Victor Capital's revenue is transactional in nature and is subject to the real estate markets generally. Although Victor Capital has been successful in generating revenues in adverse as well as favorable real estate markets, there can be no assurance that the real estate financial services segment of the Company's business will be able to adapt as Victor Capital has in the past for changing real


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estate markets.  See "RISK FACTORS -- Risk Factors Relating to the Company's New
Business Plan and the Acquisition -- Real Estate Advisory Services Revenues Which are Transactional in Nature."

     Victor Capital's expenses relate primarily to its salaries and discretionary bonuses. For the last three years, approximately 80% of all of Victor Capital's expenses related to salaries (including management fees payable to its general partner), discretionary bonuses and other employee benefits. Other expenses related primarily to general business overhead including such items as rent, telephone, insurance and local business taxes. Historically, revenue growth has out-paced increases in personnel and overhead costs. This relationship has mitigated the effect to Victor Capital of price competition within the industry, enabling Victor Capital to operate more competitively.

     Results of Operations for the Three Months (Unaudited) Ended March 31, 1997 and 1996. Total revenues were $1,628,936 for the three months ended March 31, 1997, down 2% from $1,661,944 for the same period in 1996. Revenues earned from ten engagements during the three months ended March 31, 1997 included approximately $1,157,000 from three clients and accounted for approximately 71% of quarterly revenues earned. Revenues earned from eleven engagements during the three months ended March 31, 1996 included approximately $1,186,000 from five clients and accounted for approximately 72% of quarterly revenues earned.

     Total expenses were $992,606 for the three months ended March 31, 1997, up 26% from $786,486 for the same period in 1996. Of the total increase of $206,120, 94,286 (46%) related to salaries and other employee benefits and $53,647 (26%) related to expenses associated with the transaction. Rent expense increased by $6,645 from the same period in 1996; the increase was primarily attributable to an increased base rental rate and increased expense reimbursements pursuant to Victor Capital's lease. Payments to subcontractors increased by $19,485 from the same period in 1996; the increase was primarily due to executive recruiting fees and included fees to a subcontractor who has completed his assignment with Victor Capital. Local business taxes decreased by $7,800 from the same period in 1996; this decrease is directly related to the revenues of Victor Capital.


     Victor Capital pays management fees to its general partner, Valentine Wildove & Company, Inc., a corporation owned entirely by John R. Klopp and Craig
M.  Hatkoff.  In  accordance  with  Victor  Capital's   partnership   agreement,
management fees charged by Valentine Wildove & Company, Inc. for the three months ended March 31, 1997 and 1996 amounted to $218,913 and $215,143, respectively. After consummation of the Investment, Messrs. Klopp and Hatkoff will be employed by the Company pursuant to employment agreements. See "PROPOSAL 3--ELECTION OF TRUSTEES--Employment and Consulting Agreements."


     A change in interest rates is not expected to have a significant effect on Victor Capital's operations in 1997 as the firm has no outstanding third-party debt. While interest rate fluctuations may affect the real estate markets generally, no material changes with regard to fee income are anticipated in 1997. In the future, significant increases in interest rates may impact the real estate market and may therefore require the Company to modify its business plan with regard to the types of real estate advisory assignments which Victor Capital currently pursues.

     Liquidity and Capital Resources. Victor Capital's primary liquidity and capital resources include its cash, marketable securities and fees generated from its real estate advisory business. For the periods ended March 31, 1997 and 1996, Victor Capital generated net income of $636,330 and $875,458, respectively. Victor Capital's unrestricted cash totaled $1.15 million on March 31, 1997.


     Victor Capital had no third-party debt outstanding as of March 31, 1997. As of March 31, 1997, $725,000 was due to partners. This amount represents short-term non-interest bearing loans made to the Partnership, of which $225,000 was repaid in April 1997.


     Following the Acquisition, cash requirements related to Victor Capital's business will be met from cash sources available to the Company, including the proceeds from the Investment.

     Results of Operations for the Years Ended December 31, 1996, 1995 and 1994. Total revenues were $7,272,747 in 1996 up 21% from $6,031,915 in 1995, which were up 15% from $5,231,877 in 1994. The increases reported in 1996 and 1995 were primarily attributable to new assignments from existing and first-time clients.

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Additionally,  as Victor  Capital  continues  to expand  its real  estate  asset management business, the resulting fees have a cumulative effect on revenues. Victor Capital's revenues in 1996 were also assisted by a favorable commercial real estate market which continues to recover and grow at a rate which is greater than the inflation rate. Due, in part, to the favorable commercial real estate market, the number of transactions completed on a nationwide basis has increased and has resulted in more assignments for Victor Capital. Although there is no assurance that the commercial real estate markets will continue to improve, Victor Capital has been able to compete effectively as a real estate advisor and in adverse as well as in favorable real estate markets.

     Victor Capital's primary source of revenue is fee income derived from its investment banking, real estate advisory and real estate asset management businesses. In the three years ended December 31, 1996, fee income accounted for in excess of 95% of all of Victor Capital's revenues. Other income during this period was primarily attributable to investment income, sub-lease income (1995 and 1994 only) and in 1996, a gain on the sale of unregistered securities in the amount of $262,585 which Victor Capital received in-kind as partial compensation on a real estate advisory assignment. Victor Capital believes that its revenues will continue to consist primarily of fee income.

     Although  Victor  Capital  has a  significant  client  roster  that  it has expanded since its organization, historically Victor Capital has earned significant percentages of its total revenues from a small number of its clients. In 1996, Victor Capital conducted 30 engagements on behalf of 23 clients. Revenue earned during 1996 included approximately $2,823,000 from a multi-phase assignment on behalf of two related clients which comprised approximately 41% of the total annual revenue. In 1995, Victor Capital conducted approximately 40 engagements on behalf of 19 clients. Revenue earned during 1995 included approximately $1,174,000 from one client, which comprised approximately 20% of revenues earned during the year ended December 31, 1995. In 1994, Victor Capital conducted approximately 26 engagements on behalf of 16 clients. Revenue earned during the year ended December 31, 1994 included approximately $3,115,000 from two clients and accounted for approximately 60% of annual revenues earned. In order to diversify its credit and concentration risk, Victor Capital has focused on expanding its client base and its real estate asset management business which creates longer-term, and hence more stable, recurring fee income. Although Victor Capital has been successful in implementing the aforementioned expansion strategies there can be no assurance that Victor Capital will continue to be successful in this regard.


     Total expenses were  $4,629,805 in 1996 up 0.2% from $4,619,683 in 1995. In
1995, total expenses were up 2.5% from total expenses of $4,508,823 in 1994. Victor Capital was successful in keeping its expenses effectively flat during the last three years. Rent expense increased by $30,392 in 1996 from 1995 and increased by $136,774 in 1995 from 1994. Those increases were primarily due to sub-lease income of $24,030 and $41,167 in 1995 and 1994, respectively and the recognition of unamortized deferred rent and rent abatements relating to the termination of an office lease amounting to $114,381 in 1994. Other changes related to base rental rates and expense reimbursements pursuant to Victor Capital's lease. Payments to subcontractors decreased by $128,103 in 1996 from 1995 and decreased by $156,881 in 1995 from 1994. Those decreases are attributable to a decreased utilization of outside independent contractors and an increased utilization of full-time employees for various assignments. Local business taxes increased by $46,022 in 1996 from 1995 and increased by $76,158 in 1995 from 1994. In 1996, the increase was solely related to increased net income of Victor Capital. In 1995, the increase was related to increased revenues and a credit in 1994 due to prior overaccruals. Senior members of Victor Capital are expected to play a significant role in the start-up and on-going business of the Company under its new business plan. These endeavors will likely require significant time and attention thereby distracting management from the Company's business segment previously conducted by Victor Capital. While the Company will acquire Victor Capital's professional management team, the Company may need to retain additional employees to continue to service Victor Capital's existing client base and to continue to grow its business.

     Victor Capital pays management fees to its general partner, Valentine Wildove & Company, Inc., a corporation owned entirely by John R. Klopp and Craig
M. Hatkoff. In accordance with Victor Capital's partnership agreement, management fees charged by Valentine Wildove & Company, Inc. for 1996, 1995 and 1994 amounted to $860,573, $836,560 and $821,000, respectively. After the Investment, Messrs. Klopp and Hatkoff will be employed by the Company pursuant to employment agreements. See PROPOSAL 3 -- ELECTION OF TRUSTEES -- Employment and Consulting Agreements.


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     Victor  Capital  reported  one  extraordinary  item of  $181,319  in  1995, representing the gain due to the extinguishment of debt at a favorable discount for Victor Capital.

     A change in interest rates is not expected to have a significant effect on Victor Capital's operations in 1997 as the firm has no outstanding debt. While interest rate fluctuations may effect the real estate market generally, no material changes with regard to fee income are anticipated in 1997. In the future, significant increases in interest rates may impact the real estate market and may therefore require the Company to modify its business plan with regard to the types of real estate advisory assignments which Victor Capital currently pursues.

     Liquidity and Capital Resources. Victor Capital's primary liquidity and capital resources include its cash, marketable securities and fees generated from its real estate advisory business. In 1996 and 1995, Victor Capital generated net income of $2.6 million and $1.6 million, respectively. Victor Capital's unrestricted cash totaled $1.1 million on December 31, 1996, down slightly from $1.3 million on December 31, 1995; discretionary bonuses, if any, are typically paid at year end and are funded from these amounts.

     Victor Capital had no debt outstanding for the years ended December 31, 1996 and 1995. Debt service paid during 1995 and 1994 related to a $500,000 promissory note which was extinguished in June 1995.

     Following the Acquisition, cash requirements related to the Victor Capital business will be met from cash sources available to the Company, including the proceeds from the Investment.


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



                               THE ANNUAL MEETING


Introduction


     This Proxy Statement is being furnished to the shareholders as of the Record Date in connection with the Annual Meeting to be held on July __, 1997 at 10:00 a.m., local time, at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, and any adjournment or postponement thereof.



Matters to be Considered at the Annual Meeting

     At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

     o Proposal 1: To consider and vote upon a proposal to issue and sell at a price of $2.69 per share a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's Class A Preferred Shares on the terms and conditions set forth in the Investment Agreement and the Certificate of Designations.

     o    Proposal 2: To consider and vote upon proposals to:

                    (a) approve an Amendment which reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares, "Class B Non-Voting Common Shares;"

                    (b) approve an Amendment which revises certain restrictions upon transactions between the Company and certain large shareholders and other affiliates;

                    (c) approve an Amendment which eliminates certain provisions intended to assure the Company's continued treatment as a "real estate investment trust" for federal tax purposes; and

                    (d)  approve other Amendments to the Existing Declaration.

     o    Proposal  3: To  consider  and vote upon a proposal to elect the seven
                       Nominees as trustees.

     o    Proposal  4: To  consider  and vote  upon a  proposal  to  ratify  the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997.

     o    Proposal  5: To  consider  and vote upon a  proposal  to  approve  the
                       Incentive Share Plan.

     o    Proposal  6: To  consider  and vote upon a  proposal  to  approve  the
                       Trustee Plan.

     The Company's shareholders also will consider and vote upon such other matters as may properly come before the Annual Meeting.


Voting Rights and Vote Required

     Only holders of record of Common Shares issued and outstanding as of the close of business on the Record Date will be entitled to vote at the Annual Meeting, or any adjournment or postponement thereof. As of the Record Date, there were 9,137,335 Common Shares issued and outstanding held by approximately 1,680 holders of record.


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



     Holders of record of Common Shares at the close of business on the Record Date are entitled to one vote per share upon each matter submitted to a vote of the shareholders of the Company at the Annual Meeting or any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Shares entitled to vote at the meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Shareholders voting or abstaining from voting on any issue will be counted as present for purposes of constituting a quorum. If a quorum is not present at the Annual Meeting, the holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the Annual Meeting may, by majority vote, adjourn the Annual Meeting from time to time. Because the Common Shares owned by CRIL will be represented at the Annual Meeting, a quorum will be present, even if no other Common Shares are represented, and approval of the Proposals is assured without the affirmative vote of any other shareholders.

     Because the Investment contemplates the issuance to Veqtor of Class A Preferred Shares which may be converted into a number of Class A Common Shares exceeding 20% of the current issued and outstanding Common Shares, the rules of the New York Stock Exchange (the "NYSE"), on which the Common Shares are listed, require that shareholder approval of such issuance be obtained. Approval of the Investment will constitute approval of such issuance. According to the applicable NYSE rules, approval of the Investment requires a majority of the votes cast by the shareholders at the Annual Meeting. Pursuant to the Declaration of Trust, the affirmative vote of the holders of 662/3% of the outstanding Common Shares is required to approve the Restated Declaration. Pursuant to the Declaration of Trust, the election of each of the Nominees as trustees and the ratification of the appointment of the Company's independent auditors and approval of the Share Option Plan requires a majority of the votes cast by the shareholders at the Annual Meeting.

     Under the rules of the principal stock exchanges, brokers who hold Common Shares in street name for customers will not have authority to vote such Common Shares on the proposals to approve the Investment and the Restated Declaration unless they have received written instructions from beneficial owners. Abstentions and broker "non-votes" will be considered in determining the presence of quorum at the Annual Meeting, but will not be counted as votes cast on any matter presented for a vote at the meeting. Because the Investment and the Restated Declaration each require the approval of a specified affirmative vote of the holders of the Common Shares outstanding on the Record Date, abstentions and broker "non-votes", as the case may be, will have the same effect as votes against such matters. Since the ratification of the appointment of Ernst & Young LLP and the election of trustees require a majority of the votes cast at the Annual Meeting at which a quorum is present, abstentions and broker "non-votes" will be excluded from the vote on such matters.

     CRIL owns 6,959,593 Common Shares, representing approximately 76% of the outstanding Common Shares. CRIL has advised the Company that it intends to vote in favor of the Proposals. Accordingly, with the vote of CRIL in favor of the Proposals, the Investment and the Restated Declaration will be approved, the vote of appointment of Ernst & Young LLP will be ratified, the Nominees will be elected, the Incentive Share Plan and the Trustee Plan approved without the affirmative vote of any other shareholders.


Voting of Proxies; Solicitation

     All Common Shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. The Board of Trustees knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time and/or place, the persons named in the enclosed form of proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Declaration of Trust provides that the Annual Meeting may be adjourned by an affirmative vote of a majority of the Common Shares entitled to vote and represented in person or by proxy at the meeting from time to time without notice to a date not more than forty-five days following the originally noticed meeting date.


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




     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Company at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Company before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to the Company c/o American Stock Transfer & Trust Company, 6201 Fifteenth Ave., Brooklyn, NY 11219, Attention: Paula Caroppoli, or hand delivered to the Company at American Stock Transfer & Trust Company, so as to be delivered at or before the taking of the vote at the Annual Meeting.

     All expenses of this solicitation, including the cost of preparing and mailing of this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by trustees, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such trustees, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained MacKenzie Partners, Inc., for their customary fees, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals.
Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Common Shares, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.



No Appraisal Rights

     Under California law, shareholders are not entitled to any dissenter's appraisal rights in connection with the Investment. See "RISK FACTORS -- Risk Factors Relating to the Investment -- No Appraisal Rights."

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



                    PROPOSAL 1 -- APPROVAL OF THE INVESTMENT

     CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE INVESTMENT AGREEMENT, ATTACHED TO THIS PROXY STATEMENT AS ANNEX A, AND THE FORM OF CERTIFICATE OF DESIGNATION, ATTACHED TO THIS PROXY STATEMENT AS ANNEX B. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.


Overview

     Shareholders are requested at the Annual Meeting to approve the issuance and sale of up to 12,639,405 and no less than 11,895,911 Class A Preferred Shares to Veqtor for a maximum aggregate purchase price of no more than approximately $34 million and no less than approximately $32 million, based upon a per share purchase price of $2.69 (the "Investment"). The actual number of Class A Preferred Shares to be issued will be determined by Veqtor. When such Preferred Shares (assuming 12,267,658 Preferred Shares are purchased by Veqtor pursuant to the Investment Agreement) are acquired by Veqtor, Veqtor will hold approximately 90% of the outstanding voting shares of the Company. The terms of the Investment are described in the Investment Agreement and the Certificate of Designation. The Investment is subject to certain conditions, including the shareholder approval requested herein. See "-- INVESTMENT AGREEMENT" and "DESCRIPTION OF CAPITAL SHARES."

     The Investment will provide the Company with additional capital to make investments and to pay costs and expenses of the Company and Veqtor associated with the Investment and working capital. See "BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION" and "-- USE OF PROCEEDS." The Investment will increase the number of outstanding shares of the Company by approximately 134% (assuming 12,267,658 Class A Preferred Shares are purchased by Veqtor pursuant to the Investment Agreement) and significantly reduce the percentage ownership interests and proportionate voting power of the existing holders of Common Shares. See "RISK FACTORS."

     The Company is seeking shareholder approval of the Investment pursuant to applicable NYSE rules. Specifically, the NYSE rules require an issuer that has securities listed on NYSE to seek shareholder approval of any issuance of a number of securities that exceed 20% of the outstanding securities listed on such exchange. The Common Shares underlying the Class A Preferred Shares to be issued in connection with the Investment equals approximately 134% of the outstanding Common Shares which are listed on the NYSE.


Background of and Reasons for the Proposal; Board of Trustees' Recommendation


     In April 1994, the Company's Former Parent voted its Common Shares to replace the Company's then incumbent Board of Trustees with a new three member Board of Trustees comprised of trustees and officers of the Former Parent. This action was undertaken by the Former Parent's board of trustees during its bankruptcy reorganization proceedings. The newly elected Board of Trustees of the Company terminated the existing contracts with the Company's then outside advisor and property manager and took steps to stabilize and restore value to the Company's real property and mortgage portfolio, including retaining a new property manager to supervise the day-to-day operations of its income-producing properties, authorizing overdue repairs and maintenance to its income-producing properties and initiating foreclosure proceedings on delinquent mortgage notes held by the Company. In May 1995 two other persons were appointed to serve as independent trustees, joining the three incumbent trustees. Subsequently, those trustees were elected at the Company's annual meeting of shareholders in June 1995.


     In late 1994 and early 1995, the Company's Board of Trustees analyzed various opportunities to grow and improve the profitability of its real property and mortgage portfolio, including various acquisition and lending opportunities. To facilitate the growth strategy, the Board of Trustees undertook to redeploy its current asset portfolio into better performing assets. Once the Company initiated its activities in pursuing growth opportunities, the Company

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



and its Former Parent received third party offers to acquire the Company or the Former Parent's shares in the Company. Since such offers reflected values below the Company's net asset value and did not consider the Company's growth potential, they were rejected by the Company's Board of Trustees and the Former Parent.

     In considering various alternatives, the Company's Board of Trustees actively pursued a proposal to become a hotel REIT and, in connection therewith, offered to acquire four hotel properties owned by the Former Parent in exchange for certain assets of the Company. On two separate occasions, the Company submitted offers to acquire such hotel properties to the Former Parent's board of trustees. The Company signed a letter of intent with a prospective financing partner that had offered to provide $20 million in equity capital to fund the hotel REIT business plan. The Former Parent did not accept the Company's offer, expressing concerns over the dilution it would experience as a result of the proposed equity investment by the financing partner. The Company's offer was withdrawn in December 1995 and the letter of intent with the prospective financing partner was terminated.

     After the Company withdrew its offer to acquire the Former Parent's hotel properties, the Company continued to pursue discussions in early 1996 with other owners of hotel properties. None of those discussions resulted in any firm proposals.


     As part of its ongoing efforts to pursue an expansion transaction for the Company and enhance shareholder value, the Board of Trustees met with a venture capital firm, McCown DeLeeuw & Company, and McCown DeLeeuw & Company's investment banking firm to evaluate their proposal to convert the Company to a residential mortgage REIT. The venture capital firm and its advisor believed that, with the Company's asset base of $25 million in relatively liquid real estate investments, it was possible to steadily grow the Company into a successful residential mortgage REIT over a three- to five-year time frame. Those firms also suggested that such a plan would be consistent with the various mortgage origination activities in which an affiliate of the venture capital firm was already involved.


     In April 1996, the Company's Board of Trustees was informed that the Former Parent had decided to sell its 6,959,593 Common Shares (representing 76% of the outstanding shares) and that the Former Parent had hired an investment banking firm to find potential buyers for its common shares. The Board of Trustees of the Company appointed an independent committee (the "Special Transaction Committee") comprised of Elliott G. Steinberg and Juliana Bancroft to report to the full Board with respect to Former Parent's efforts to sell its ownership interest in the Company.

     The Company's Board of Trustees reviewed the Company's historic status as a REIT with equity and mortgage investments in light of developing opportunities in the financial markets. It endorsed shifting the composition of its holdings to other asset classes in order to obtain growth. Additionally, the Board explored the possibility of changing from primarily an equity REIT to a mortgage REIT.

     When the aforementioned venture capital firm became aware of the Former Parent's interest in selling its ownership interest in the Company, it commenced negotiations with a special committee of the Former Parent to acquire such ownership interest. Pursuant to a share purchase agreement that was executed in September 1996, the Former Parent agreed to sell its shares to the venture capital firm for approximately $21 million (or $3.02 per share), which represented a premium over the $2.30 per share average trading market price for the Common Shares in September 1996.

     The proposed share purchase transaction was conditioned upon the approval of the Company's Board of Trustees. In its request for the approval from the Company's Board of Trustees, the Former Parent requested that the Company, through action of the Board of Trustees, waive certain voting provisions of the Company's declaration of trust relating to the ownership and transfer of blocks of the Company's Common Shares that exceed 10% of the outstanding shares. In response, the Special Transaction Committee and the Board of Trustees undertook a due diligence review of the proposed buyer and its business plan for the Company. The plan presented by the proposed buyer to the Board of Trustees contemplated that the Company would convert to a fully dedicated residential mortgage REIT, which would be managed externally by an affiliate of the buyer.


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



     The review conducted by the Special Transaction Committee and the Board of Trustees revealed that the mortgage affiliate of the potential buyer, the proposed external manager of the residential mortgage REIT, had suffered significant losses and was no longer engaged in the mortgage business. The Board of Trustees also had concerns as to the background and experience of the external manager's newly formed management team, conflicts of interest associated with the proposed compensation structure, the inability to review transaction documentation requested by the independent trustees and the lack of equity risk assumed by the proposed buyer. As a result, the Special Transaction Committee and the Board of Trustees did not approve the Former Parent's proposed transfer of its Common Shares to the buyer.


     The Special Transaction Committee and the Board of Trustees believed, however, that a strategy of acquiring and managing real estate mortgage assets, whether acquired as whole loans or as mortgage securities representing interests in or obligations backed by pools of mortgage loans, could represent a viable growth strategy in other circumstances. The Board of Trustees determined that, given the Company's limited working capital and equity, if such a strategy were to be pursued, the Company would derive the most benefit from a plan calling for substantial equity investment in the Company and internal self-administration. With the foregoing in mind, Mr. Steinberg, on behalf of the Board of Trustees, contacted Samuel Zell and EGI in late 1996 to discuss the recapitalization of the Company to pursue and expand the mortgage asset business. EGI confirmed its interest and submitted an offer to the Former Parent to purchase the 6,959,593 Common Shares owned by the Former Parent for $20,222,011, or $2.91 per share. At the same time, the Board of Trustees was also pursuing funding from EGI to acquire the Former Parent's shares pursuant to the exercise of the redemption provisions in the Company's declaration of trust.


     Because the Former Parent did not respond to EGI's offer, representatives of the Former Parent were invited to attend a meeting of the Company's Board of Trustees to listen to a presentation by EGI and its partner, Victor Capital, as to the terms of their proposed equity investment in the Company and their new business plan for the Company. At a Board of Trustees meeting on December 12, 1996, EGI's offer to purchase the Former Parents' Common Shares for $20,222,011 was reaffirmed. Representatives of EGI and Victor Capital then described their respective organizations' substantial real estate investment and finance experience, their plans to introduce a new management team into the Company, their proposed investment of a minimum of $30 million in preferred shares (convertible into Common Shares at $2.69 per share) in the Company and the proposed business plan of having the Company enter the commercial mortgage finance market to pursue opportunities in the market for high-yielding "mezzanine" and other lending investments in commercial real estate, commercial mortgage backed securities and preferred equity investments backed by commercial or multi-family income producing properties. The presentation to the Board included detailed financial projections and other information relating to the proposed business plan. The Board also received a presentation from legal counsel with regard to the Board of Trustee's fiduciary obligations in considering the proposed transfer of Common Shares, the new business plan, management team and the preferred share investment.

     Following the meeting, representatives of EGI and representatives of the Former Parent commenced negotiations with respect to the purchase and sale of the Former Parent's 6,959,593 Common Shares. After the parties reached agreement on the terms of the share purchase agreement, the Former Parent formally requested that the Company's Board of Trustees approve the proposed sale to CRIL, an affiliate of EGI. After reviewing the definitive share purchase agreement and following discussions among the trustees, the Company's Board of Trustees approved (i) the purchase of the Former Parent's 6,959,593 Common Shares, (ii) the plan presented to the Board of Trustees by representatives of EGI and Victor Capital to have the Company enter the commercial mortgage finance business according to the plans outlined therein and (iii) the issuance of a minimum of $30 million in preferred shares at $2.69 per share (convertible into Common Shares at a rate of one Common Share for each preferred share) on the terms consistent with those presented to the Company's Board of Trustees by representatives of EGI and Victor Capital.


455009.26
                                       50

     The Special Transaction Committee and the then incumbent board determined that the per share consideration to be paid to the Company in connection with the minimum $30 million preferred share investment was fair to, and in the best interest of, the shareholders of the Company. In reaching their determination as to the fairness of the consideration to be paid to the Company and their decision to approve the foregoing, the Special Transaction Committee and the then incumbent Board of Trustees considered a number of factors, including, without limitation, the following factors:

     a.   The attractiveness of the plan proposed by EGI and Victor Capital.

     b. The significant real estate investment and financing background and experience of EGI and Victor Capital and the management team that EGI and Victor Capital would make available to the Company.

     c. The significant amount of equity capital the Company would obtain from the proposed preferred equity investment.

     d. The financial strength of EGI and its affiliates, and EGI's ability to commit to purchase the Former Parent's Common Shares without a financing condition or the need to pledge the shares to finance the purchase price.

     e. The fact that the Company's minority public shareholders would participate in any increase in the value of the Company's Common Shares resulting from implementation of the new business plan.

     f. The recent historical trading prices of the Company's Common Shares in relation to the proposed conversion price of the Class A Preferred Shares which, during the 60 trading days preceding the Board of Trustees meeting at which the proposed equity investment was approved, averaged $2.38 per share.

     g. The ease of valuing the Company's assets and the fair market value of the Company's assets on a per share basis.

     h. Alternative offers and opportunities of which the then incumbent Board of Trustees was aware that had previously been presented to the Former Parent.

     i. The value of the Company's net operating losses and the likely impact of the proposed business plan and preferred equity investment on their continued availability .


     In view of the variety of factors considered in connection with its evaluation of the transfer of Common Shares, the new business plan and the preferred share investment, the Board of Trustees did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. The current Board of Trustees believes that consideration of the risk factors with respect to the transfer of Common Shares, the preferred share investment and the new business plan set forth under "RISK FACTORS" was subsumed in the then incumbent Board of Trustees' consideration of the factors set forth above.

     The Special Transaction Committee and the then incumbent Board of Trustees also considered adverse factors relating to the transfer of Common Shares, the new business plan and the preferred share investment, including (i) the risk that the Company could not successfully implement the proposed business plan,
(ii) the dilutive  effect of the issuance of the  convertible  preferred  stock,
(iii) the risks associated with the new business plan, (iv) the risk that EGI and Victor Capital would not obtain the financing for the preferred share investment, and (v) the fact that EGI and Victor Capital would be able to exercise voting control over any future transactions requiring shareholder approval. It was the Special Transaction Committee's and the Board's business judgment that the positive factors outweighed the negative factors involved in proceeding with EGI's and Victor Capital's proposed investment, new business plan for the Company and new management team. They based their conclusion on their own internal assessment of the appropriateness terms of the proposed investment, the attractiveness and achievability of the new


455009.26
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



business plan and the quality of Victor Capital's management. They did not retain a financial advisor to provide a fairness opinion with respect to the proposed investment.

     The current Board of Trustees has considered all of the foregoing and unanimously recommends that the Company's shareholders vote in favor of approval of the Investment and the other proposals. The current Board of Trustees has considered all of the positive and adverse factors discussed above and believes that the Investment is fair to, and in the best interest of, the shareholders of the Company.


The Investment Agreement

     General. Pursuant to the terms of the Investment Agreement, the Company will sell to Veqtor up to 12,639,405 and no less than 11,895,911 Class A Preferred Shares for a maximum aggregate purchase price of no more than approximately $34 million and no less than approximately $32 million, based upon a per share purchase price of $2.69. The actual number of Class A Preferred Shares to be issued will be determined by Veqtor prior to the closing under the Investment Agreement. The purchase price is payable in full in cash at closing. A copy of the Investment Agreement is attached as annex A hereto and the form of Certificate of Designation is attached as annex B hereto. For a description of the rights, privileges, preferences and other terms of the Class A Preferred Shares, see "DESCRIPTION OF CAPITAL SHARES."

     Conditions to Closing. The Investment Agreement provides that consummation of the Investment is subject to the satisfaction of certain conditions on or before the closing. Each of the parties' obligations under the Investment Agreement are subject to the following conditions, among others: (i) the absence of any order, injunction or decree either preventing the consummation of the Investment or which is reasonably likely to materially adversely affect properties or assets of the Company; (ii) the absence of any claim, suit or action challenging the consummation of the Investment; and (iii) the receipt of all necessary approvals by the shareholders of the Company, including the adoption of the Restated Declaration and the approval of the Investment.


     In addition to the foregoing conditions, Veqtor's obligations under the Investment Agreement are further conditioned by, among other things, the following: (i) the performance, in all material respects, by the Company of its obligations under the Investment Agreement; (ii) the accuracy of the representations and warranties of the Company as set forth in the Investment Agreement as of June __, 1997 and as of the closing date; and (iii) the receipt by Veqtor of financing with terms and in an amount reasonably acceptable to Veqtor and determined to be reasonably adequate to permit the consummation of the Investment.

     In addition to the conditions which are applicable to both parties, the Company's obligations under the Investment Agreement are further conditioned by, among other things, the following: (i) the performance, in all material respects, by the Veqtor of its obligations under the Investment Agreement; and
(ii) the accuracy of the representations and warranties of Veqtor as set forth in the Investment Agreement as of June __, 1997 and as of the closing date.

     Provided that the conditions to closing have been satisfied, the sale of the Class A Preferred Shares to Veqtor under the Investment Agreement is to occur within two business days after the Annual Meeting. Prior to the closing, the Company has agreed not to (i) conduct its business and operations in a manner, incur any indebtedness or engage in any transaction which could impair its ability to consummate the Investment, (ii) declare or pay any dividend or make any distribution to shareholders or (iii) change its capitalization (except as described in this Proxy Statement; see "DESCRIPTION OF CAPITAL SHARES").


     Representations and Warranties. The Investment Agreement contains representations and warranties of the Company and Veqtor which are customary in transactions of this type, including, but not limited to, representations and warranties concerning: (a) the organization of the Company and Veqtor; (b) the due authorization, execution, delivery and enforceability of the Investment Agreement; (c) the capitalization of the Company; (d) compliance with the securities laws; (e) the receipt of all consents or approvals required, and the lack of conflicts or violations under applicable charter documents, instruments and laws, with respect to the transactions contemplated by the Investment

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



Agreement; (f) the payment by the Company of taxes; (g) the absence of material litigation; (h) compliance with laws and regulations; and (i) the accuracy and completeness of the information contained in this Proxy Statement.

     Indemnification. The Investment Agreement provides that the Company will indemnify Veqtor from all damages as the result of any breach of any representation, warranty, covenant or agreement of the Company contained in the Investment Agreement. Veqtor's right to indemnification and the Company's
obligation  to  provide   indemnification  with  respect  to  any  breach  of  a
representation or warranty will continue after the closing for a period of one year.


     Registration Rights. The Investment Agreement provides that Veqtor and the other holders of the Company's registrable securities will have the right to request that the Company prepare and file up to three registration statements under the Securities Act covering all or any portion of the shares of the Company held by Veqtor and the other holders from time to time. In addition, if the Company proposes to file a registration statement at any time, the Company has agreed to use its best efforts, upon Veqtor's and the other holders' request, to cause any shares held by Veqtor and the other holders to be included in such registration. In connection with any registration, Veqtor and the other holders have agreed to pay all underwriting discounts and selling commissions on the shares registered on behalf of Veqtor and the other holders. All other costs of registration are to be paid by the Company.


     Certain Additional Covenants. The Investment Agreement provides that the Company will not amend the Restated Declaration unless (i) the Company has given Veqtor no less than 15 days prior notice of such change and (ii) the Board of Trustees has reasonably determined that the amendment does not contravene or violate the provisions of the Investment Agreement or the terms of the Preferred Shares.

     The Company has also agreed not to issue any shares of its capital stock that are not Junior Shares and not to issue any Class B Preferred Shares except upon the conversion of any Class A Preferred Shares. "Junior Shares" are defined as common shares and any other class or series of shares of the Company now or hereafter authorized, issued or outstanding which is subject, under the terms of the Restated Declaration, to the following restrictions and limitations: (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Class A Preferred Shares shall have been paid in full; (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the liquidation preference with respect to the Class A Preferred Shares and any accrued and unpaid dividends thereon before any payment shall be made or any assets distributed to the holders of such other class or series of shares of the Company; and (iii) shares of such class or series are not required to be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Class A Preferred Shares have theretofore been redeemed or converted.

     The costs and expenses incurred by the Company, Veqtor, EGI and Victor Capital in connection with the negotiation, preparation, execution, delivery and enforcement of the Investment Agreement and the consummation of the transactions contemplated thereby are to be paid by the Company.

     The Company has agreed that, so long as any Class A Preferred Shares remain outstanding, without the prior written consent of the holders of more than 50% of the Class A Preferred Shares then outstanding, the Company will not incur any indebtedness if the Company's debt to equity ratio would exceed 5:1.


Interests of the Principal Shareholder and Management in the Investment and the Acquisition


     CRIL, the Company's largest shareholder (with ownership of 76% of the Commons Shares) and certain trustees of the Company have certain interests in the Investment that are in addition to the interests of the Company and the shareholders generally. Mr. Zell, who may be deemed to be the beneficial owner of the Common Shares held by CRIL, and Mr. Garrabrant, and Mr. Klopp, trustees of the Company, will beneficially own indirectly approximately 34.3%, 4.5% and 25%, respectively, of the ownership interests in Veqtor which will acquire the Class A Preferred Shares pursuant to the Investment. In addition, concurrently with the consummation of the Investment,


455009.26
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



the Company will acquire ownership of Victor Capital and certain of its affiliates in exchange for the Acquisition Notes in principal amount of $5.0 million. Mr. Klopp, who owns directly 42.5% of Victor Capital and 50% of the relevant affiliates, will receive $2,162,500 in principal amount of the Acquisition Notes. Valentine Wildove & Company, Inc., which owns 15% of Victor Capital and in which Mr. Klopp is a 50% owner, will receive $675,000 in principal amount of the Acquisition Notes. To the extent Messrs. Zell, Garrabrant and Klopp derive benefits fro the Investment and Acquisition, their interests conflict with shareholders generally since shareholders will not derive similar benefits from consummation of such transactions. See "PROPOSAL 3 -- ELECTION OF TRUSTEES--Certain Relationships and Related Transactions."


Use of Proceeds

     The proceeds from the Investment will be used along with the Company's existing assets to fund the acquisition of assets in accordance with the new business plan.


                 PROPOSAL 2 -- APPROVAL OF RESTATED DECLARATION

     CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE FORM OF RESTATED DECLARATION ATTACHED TO THIS PROXY STATEMENT AS ANNEX C. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.

     Certain amendments to the Company's Declaration of Trust are necessary in connection with the consummation of the Investment. In addition, the Board of Trustees has also determined that various other amendments to the Existing Declaration are desirable in light of the Company's new business plan. The Restated Declaration makes the following significant Amendments to the Existing Declaration.

     Capitalization. The Restated Declaration reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares to be known as "Class B Non-Voting Common Shares." Under the Restated Declaration, a Bank Holding Company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended), and an affiliate of a Bank Holding Company (as defined in
Section 1841(k) of the Bank Holding Company Act), may not own voting securities of the Company except in limited amounts. A holder of any Class A Common Shares or Class A Preferred Shares that is limited in the number of voting securities of the Company that it may hold, such as a Bank Holding Company, may convert such Class A Common Shares or Class A Preferred Shares into Class B Preferred Shares or Class B Non-Voting Common Shares. See "DESCRIPTION OF CAPITAL SHARES."

     Related Party Transactions. The Existing Declaration provided certain restrictions upon transactions between the Company and certain large shareholders and other affiliates. These provisions have been revised in the Related Declaration to indicate that no contract or transaction between a Trustee, officer or Shareholder and the Company shall be void or voidable solely because of the interested party's relationship with the Company or the interested party's presence at a meeting where such transaction was approved or the interested party's votes were counted for such purpose if either (i) the material facts as to the interested party's relationship or interest were disclosed and the transaction was approved in good faith by either a majority of the Shareholders or a majority of the disinterested Trustees or (ii) the contract or transaction is fair to the Company. In addition, Section 3.7 of the Restated Declaration eliminates any "corporate opportunity" claims by the Company or any Shareholder with respect to any Trustee, officer or Shareholder.

     Change of Company Name. The Restated Declaration provides that the Company will conduct its business under the name "Capital Trust."


455009.26
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



     Elimination  of  Provisions  Relating to the Company's  Qualification  as a
REIT. Under the Company's new business plan, the Company will no longer be operated as a "real estate investment trust." Several provisions of the Existing Declaration provide limitations upon the conduct of the Company's business, including providing investment policies intended to assure the Company's ability to continue to be treated as a "real estate investment trust" for federal income tax purposes. The Restated Declaration eliminates the provisions relating to the Company's qualification as a real estate investment trust, including restrictions on share ownership relating to continued real estate investment trust qualification, restrictions upon investments permitted to be made by the Company and the requirement that a majority of the members of the Board of Trustees be independent.

     Change of Principal Office Location; Change in Location of Annual Meeting. The Restated Declaration reflects the relocation of the Company's headquarters from San Francisco, California to New York, New York, including providing that future meetings of the shareholders will be held in New York, New York.

     Right to Borrow Funds. The Restated Declaration permits the Board of Trustees to cause the Company to borrow funds and issue debt obligations.

     Board of Trustees. The Restated Declaration increases the maximum permissible size of the Board of Trustees from seven to 21 and provides that Trustees will be elected at each annual meeting by a plurality of the shares entitled to vote at such meeting. In addition, the requirement that a majority of the members of the Board of Trustees be independent has been eliminated. The Restated Declaration provides that a Trustee may participate in a meeting of the Board of Trustees by means of conference telephone.

     Inspectors  of  Elections;   Shareholder  List.  The  Restated  Declaration
provides  for  the  appointment  of  election   inspectors  and  that  lists  of
shareholders shall be kept and made available prior to shareholder meetings.

     Certain Matters Requiring Super Majority Approval. The Existing Declaration provides that the Company may not incorporate, merge, consolidate, reorganize, liquidate, dissolve or sell, lease, exchange or otherwise dispose of all or substantially all of its assets without the affirmative vote or written consent of either (i) 75% of the trustees and a majority of the Common Shares entitled to vote or (ii) 662/3% of the Common Shares entitled to vote. The Restated Declaration changes the approval requirement to the affirmative vote or written consent of a majority of the outstanding voting shares entitled to vote, voting as a single class or series. The Existing Declaration also provides that the early termination or dissolution of the Company and amendments to the Existing Declaration require the affirmative vote or written consent of either (i) 75% of the trustees and a majority of the Common Shares entitled to vote or (ii) 662/3% of the Common Shares entitled to vote. The Restated Declaration changes the approval requirement to the affirmative vote or written consent of either (i) a majority of the trustees and a majority of the outstanding voting shares entitled to vote or (ii) 662/3% of the outstanding voting shares entitled to vote.

     Exculpation and Indemnification. The Restated Declaration provides that the Company may, to the full extent permitted by law, limit the liability of and indemnify any and all trustees, officers, employees or agents for actions on the Company's behalf by a by-law adopted by a majority of the Board of Trustees. The proposed by-laws include the adoption of the exculpation and indemnification provisions which are currently included in the Existing Declaration for the benefit of trustees, officers, employees and agents of the Company.

     By-laws. The Restated Declaration provides that the Board of Trustees may adopt and from time to time amend or repeal by-laws for the conduct of its business and the business of the Company, including without limitation, the form of share certificates, mechanics of share transfers, limitations upon the transferability of shares, and provisions with respect to the exculpation and indemnification of trustees, officers and other parties by the Company. Certain provisions of the Existing Declaration relating to such matters have been eliminated from the Restated Declaration and are proposed to be set forth in by-laws of the Company adopted by the Board of Trustees. The Board of Trustees will be permitted to amend such by-laws without shareholder approval.

     Following the adoption of the Restated Declaration, the Board of Trustees will adopt By-laws for the Company.

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



     The following is a comparison of the principal provisions of the Restated Declaration (and the related form of By-Laws to be adopted in connection therewith) and the Existing Declaration. Although the Restated Declaration will result in substantive changes in the Existing Declaration governing the Company, which could affect the rights of shareholders and the Company's officers and directors, the Company does not believe that such changes will result in any material benefits to trustees and officers or any material detriments to shareholders. The comparisons herein are summaries which do not purport to be complete and are qualified in their entirety by reference to the form of Restated Declaration attached to the Proxy Statement as annex C (and related form of By-Laws) and the Existing Declaration.


---------------------------------------------------------------------------------------------------------------------------
                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Declaration                 Formal declaration of terms and conditions upon       Same provisions as Existing
-----------                 which the trust is to be created and terms and        Declaration with additional declaration
                            conditions upon which the proportionate share and     that Trustees will hold all investments
                            interest of each shareholder is to be determined as   of every type and description acquired
                            well as terms and conditions under which property     and investment proceeds in trust and
                            is to be held.                                        manage, improve, hold and dispose of
                                                                                  such investments for the benefit of the
                                                                                  shareholders of record.
The Company
-----------

Name                        No comparable provision.                              Section 2.1 names the Company
                                                                                  "Capital Trust" and requires the Board
                                                                                  of Trustees to conduct the Company's
                                                                                  activities under that name, unless the
                                                                                  name is not practical, legal or
                                                                                  convenient, in which case they may
                                                                                  adopt a more appropriate name.

Principal Office            No comparable provision.                              Section 2.2 designates a principal
                                                                                  office and empowers the Board of
                                                                                  Trustees to change it from time to
                                                                                  time and to maintain additional
                                                                                  business addresses.

Purpose                     No comparable provision.

Section 2.3
                                                                                  delineates the purposes of the Company
                                                                                  as engaging in any lawful business or
                                                                                  activity for which a trust may be
                                                                                  organized under the laws of
                                                                                  California.


No Partnership              Section 2.3 contains a provision which states that    Section 2.4 incorporates Section 2.3 of
Relationship                the Trustees, the shareholders or any other Person    the Existing old Declaration and, in
                            are not to be considered co-partners or members of    addition, characterizes the Company as
                            any association.                                      a common law trust under California
                                                                                  law, states that it is not to be
                                                                                  treated as a general partnership,
                                                                                  limited partnership, joint venture or
                                                                                  joint stock company, and establishes
                                                                                  the status of the shareholders as
                                                                                  solely beneficiaries of the Company.



455009.26
                                                           56


---------------------------------------------------------------------------------------------------------------------------
                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


Amendment and               No comparable provision.                              Section 2.5 states that the Restated
Restatement of                                                                    Declaration amends and restates in its
Original Declaration                                                              entirety the Existing Declaration of
of Trust                                                                          Trust.
Investment Policy

General Statement of        Section 3.1 sets forth the Company's intent to        Section 3.1 eliminates the references to
Policy                      operate as a REIT and instructs the Trustees to       REIT status and the descriptions of
                            comply with all necessary rules and regulations       permissible real property investments,
                            required to maintain the Company's REIT status.       stating that the Board of Trustees shall
                            Section 3.2 sets forth permissible investments for    from time to time establish policies to
                            the Company, primarily in the area of real            govern the investment and reinvestment
                            property.                                             of monies and other property held in
                                                                                  the trust estate.

Maintenance of              Section 3.3 empowers the Trustees to maintain the     Section 3.2 incorporates Section 3.3 of
Assets                      Company's assets.                                     the Existing Declaration and adds a
                                                                                  clause indicating that all expenses
                                                                                  relating to the maintenance of the
                                                                                  Company's assets are to be reimbursed
                                                                                  from Company funds.

Disposition or              Section 3.4 vests the Trustees with full discretion   Section 3.3 incorporates Section 3.4 of
Encumbrance of              in disposing of or encumbering Company assets.        the Existing Declaration and also grants
Assets                                                                            the Board of Trustees discretion in
                                                                                  financing Company assets.

Use of Brokers and          Section 3.5 authorizes the Trustees to employ any     Section 3.4 incorporates Section 3.5 of
Appraisers                  Person for the purposes of appraising, acquiring,     the Existing Declaration and broadens
                            encumbering or disposing of Company assets,           it to include employing Persons for
                            subject to the Declaration's restrictions governing   financing purposes.
                            transactions with related parties.

Management of               Section 3.6 authorizes the Trustees to select a       Section 3.5 incorporates Section 3.6 of
Company Property            qualified contractor to actively manage the           the Existing Declaration.
                            Company property, subject to the Declaration's
                            restrictions governing transactions with related
                            parties.

Company's Right to          No comparable provision.                              Section 3.6 authorizes the Company to
Borrow Funds                                                                      borrow funds and issue debt
                                                                                  obligations.


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

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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Transactions with           Section 3.7 sets forth the procedures requiring       Section 3.7 indicates that no contractor
Related Parties             disinterested Trustee Approval of any "Material       transaction between a Trustee, officer
                            Transaction" with a "Related Party."  Section 3.7     or shareholder and the Company shall
                            provides that such transactions must be fair and      be void or voidable solely because of
                            reasonable to the Company and its shareholders as     the interested party's relationship with
                            a whole at the time of authorization.  "Material      the Company or the interested party's
                            Transaction" is defined to include, without           presence at a meeting where such
                            limitation, any purchase, sale, loan, lease, pledge,  transaction was approved or the
                            exchange or other transfer of Company assets or       interested party's votes were counted
                            securities, and any merger, consolidation,            for such purpose if either (i) the
                            reorganization, joint venture, partnership or other   material facts as to the interested
                            entity involving the Company.  "Related Party"        party's relationship or interest were
                            means any Trustee, officer, Large Shareholder,        disclosed and the transaction was
                            investment manager or advisor of the Company, or      approved in good faith by either a
                            any Affiliate or Associate of such person.  "Large    majority of the shareholders or a
                            Shareholder" means any person who is the              majority of the disinterested Trustees
                            beneficial owner (within the meaning of Rule 13d-3    or (ii) the contract or transaction is fair
                            of the Act) of 5% or more of the outstanding          to the Company.  In addition, Section
                            common shares or preferred shares of the Company      3.7 eliminates any "corporate
                            entitled to vote in the election of Trustees after    opportunity" claims by the Company or
                            including among his shares those owned by an          any shareholder with respect to any
                            Affiliate or Associate.  "Affiliate" and "Associate"  Trustee, officer or shareholder.
                            have the meanings assigned in Rule 12b-2 of the
                            Exchange Act; provided that a person is not an
                            "Affiliate" or an "Associate" of any other person
                            solely by reason of being a Trustee or officer of
                            the Company.

Classes of Shares;
Designations,
Preferences, etc.;
Shareholders

Number of Shares;           Sections 4.1(a) and (b) provide for two classes of    Sections 4.1(a) and (b) provide for four
                            Classes shares, common shares and preferred shares,   classes of shares, in unlimited amounts:
                            in unlimited amounts.                                 Class A Common Shares, Class B Common
                                                                                  Shares, Class A Preferred Shares and
                                                                                  Class B Preferred Shares. It provides
                                                                                  that the Board of Trustees may
                                                                                  establish additional classes or series
                                                                                  of preferred shares as set forth in
                                                                                  Section 6.1 of the Restated
                                                                                  Declaration.

Designations,               No comparable provision.                              Section 4.2 provides that designations,
Preferences, etc.                                                                 preferences, qualifications and special
                                                                                  or relative rights or privileges of
                                                                                  the common and preferred shares are
                                                                                  set forth in Articles V and VI.


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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Statement of Source         Section 5.2 provides that distributions to            No comparable provision.
                            shareholders shall be accompanied by a statement
                            identifying the source or sources to which the
                            distribution is charged.


Shareholder's               Section 2.2 specifies the nature of a shareholder's   Section 4.3 incorporates the text of
Interest in Company         interest in the Company.                              Section 2.2 of the Existing Declara-
                                                                                  tion.


Common Shares
-------------

Common Shares;              Section 4.1(a) provides that all common shares        Section 5.1 provides that, except as
Identical Rights            have equal rights.                                    otherwise specifically provided in

                                                                                  Article V of the Restated Declaration
                                                                                  or as required by law, all common
                                                                                  shares are identical and have the same
                                                                                  rights.

Dividends                   Sections 4.1(a) and 5.1 provide the terms governing   Section 5.2 incorporates text from
                            the declaring of dividends on the common shares.      Sections 4.1(a) and 5.1 of the old
                                                                                  Declaration and also provides that the
                                                                                  holders of all classes of common
                                                                                  shares are entitled to share equally
                                                                                  in dividends based upon the numbers of
                                                                                  shares held and that if dividends are
                                                                                  declared payable in common shares,
                                                                                  such dividends are payable in Class A
                                                                                  Common Shares to holders of Class A
                                                                                  Common Shares and in Class B Common
                                                                                  Shares to holders of Class B Common
                                                                                  Shares. It also provides that the
                                                                                  Board of Trustees may set a record
                                                                                  date for payment of dividends pursuant
                                                                                  to Section 7.3.


Liquidation Rights          Section 4.1(a) provides the terms governing the       Section 5.3 incorporates text from
                            liquidation rights of the holders of common shares.   Sections 4.1(a) and 9.2 of the
                                                                                  Existing Declaration, but specifies
                                                                                  that amounts will be distributed
                                                                                  ratably among the holders of all
                                                                                  classes of common shares.



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

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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Voting Rights               No comparable provision.                              Section 5.4 provides that Class B
                                                                                  Common Shares have no voting rights.
                                                                                  In addition, subject to special voting
                                                                                  rights of Voting Preferred Shares, the
                                                                                  approval of matters brought for a
                                                                                  shareholders' vote requires a majority
                                                                                  of the Voting Shares (including the
                                                                                  Class A Common Shares) voting as a
                                                                                  single class. Each Voting Share
                                                                                  entitles the holder to the voting
                                                                                  rights specified in Section 5.4 or,
                                                                                  with respect to Voting Preferred
                                                                                  Shares, the voting rights specified in
                                                                                  the certificate of designation.
                                                                                  Section 5.4 further provides that any
                                                                                  Voting Shares owned by the Company
                                                                                  have no voting rights and are not
                                                                                  counted for determining a quorum.



Conversion Rights           No comparable provision.                              Section 5.5(a) provides that each
                                                                                  Class A Common Share is convertible at
                                                                                  the holder's option into one fully
                                                                                  paid and nonassessable Class B Common
                                                                                  Share and that each Class B Common
                                                                                  Share is convertible at the holder's
                                                                                  option into one fully paid and
                                                                                  nonassessable Class A Common Share.
                                                                                  Section 5.5(b) sets forth the
                                                                                  procedures for exercising the
                                                                                  conversion right, including the
                                                                                  requirements of providing the Company
                                                                                  with a certification relating to
                                                                                  compliance with the Bank Holding
                                                                                  Company Act of 1956, as amended, and
                                                                                  surren- dering share certificates on
                                                                                  the Conversion Date. Section 5.5(c)
                                                                                  pro- vides that conversions are to be
                                                                                  made without a charge to the
                                                                                  converting holder for any tax. Section
                                                                                  5.5(d) provides that common shares
                                                                                  issued upon conversion of common
                                                                                  shares will be fully paid and
                                                                                  nonassessable and free of liens.



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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Stock Splits, etc.          No comparable provision.                              Section 5.6 provides that there will be
                                                                                  no subdivision or combination of any
                                                                                  outstanding class or series of common
                                                                                  shares through stock splits,
                                                                                  reclassifications, stock dividends,
                                                                                  recapitalizations, consolidations or
                                                                                  otherwise, unless all classes and  series
                                                                                  of common shares are  subdivided or
                                                                                  combined  proportionately and in the
                                                                                  same  manner.

Consolidation,              No comparable provision.                              Section 5.7 provides that the  Company
Merger or Sale                                                                    will not consolidate, merge  or sell or
                                                                                  convey Company assets unless the
                                                                                  outstanding common shares of all
                                                                                  classes and series are convertible
                                                                                  into the same kind and amount of
                                                                                  consideration receivable by the
                                                                                  holders of common shares in such
                                                                                  transaction.


Reacquired Shares           No comparable provision.                              Section 5.8 provides for the prompt
                                                                                  retirement and cancellation of any
                                                                                  common shares which are converted,
                                                                                  purchased, redeemed or otherwise
                                                                                  acquired by the Company.


Preferences,                Section 4.1(a) and Section 4.7 provide that holders   Section 5.9 incorporates the text of
Appraisals,                 of common shares are not entitled to preferences,     Section 4.1(a) of the Existing Declara-
Redemption and              appraisals, conversions, exchanges, preemptive or     tion and eliminates the prohibitions on
Preemptive Rights           redemption rights (except redemption rights as        conversions and exchanges.
                            provided in Section 4.10).


Nonassessability of         Section 4.2 provides that the Company's shares  are   Section 5.10 provides that the
Common Shares               nonassessable.                                        Company's common shares are
                                                                                  nonassessable after the payment of the
                                                                                  subscription price.

Preferred Shares
----------------


Preferred Shares            Section 4.1(b) authorizes the Trustees to issue       Section 6.1 incorporates the text of
                            preferred shares and to set the rights, powers,       Section 4.1(b) of the Existing
                            preferences, privileges and restrictions with         Declaration and adds a provision
                            respect to such shares in a resolution set forth in   empowering the Board of Trustees to
                            a certificate of designation.                         amend the resolutions creating such
                                                                                  classes or series of preferred shares.

The Class A                 No comparable provision.                              Section 6.2 provides that the Class A
Preferred Shares and                                                              Preferred Shares and the Class B
the Class B Preferred                                                             Preferred Shares have the rights,
Shares                                                                            preferences, privileges and restrictions
                                                                                  stated in the Certificates  of Designa-
                                                                                  tion.



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

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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Nonassessability of         Section 4.2 provides that the Company's shares are    Section 6.3 provides that the
Preferred Shares            nonassessable.                                        Company's preferred shares are
                                                                                  nonassessable after the payment of the
                                                                                  subscription price.

Recording of                No comparable provision.                              Section 6.4 provides that the  Company
Certificates of                                                                   may record the Certificate  of
Designation                                                                       Designation.


Share Certificates
------------------
Issuance of                 Section 4.3 provides for the issuance of share        Section 4.1 of the By-Laws
Certificates                certificates.                                         incorporates the text of Section 4.3 of
                                                                                  the Existing Declaration.

Authentication of           Section 4.4 provides procedures for the               Section 4.2 of the By-Laws
Certificates                authentication of share certificates.                 incorporates the text of Section 4.4 of
                                                                                  the Existing Declaration, substituting
                                                                                  two officers designated by the Board
                                                                                  as signatories in place of specified,
                                                                                  titled officers.

Replacement                 Section 4.5 provides procedures for the               Section 4.3 of the By-Laws  incorpo-
Certificates                replacement of share certificates.                    rates the text of Section 4.5 of  the
                                                                                  Existing Declaration.

Only Registered             Section 4.6 provides for a registry of shareholders   Section 4.4 of the By-Laws incorpo-
Holder Recognized           and procedures for resolving disputes concerning      rates the text of Section 4.6 of the
                            title to share certificates.                          Existing Declaration.

Shareholder's               Section 4.7 provides procedures for share             Section 4.5 of the By-Laws  incorpo-
Transfer of Shares          certificate transfers.                                rates the text of Section 4.7 of  the
                                                                                  Existing Declaration, eliminating
                                                                                  references to the prohibition on
                                                                                  fractional shares.

Transfers by                Section 4.8 establishes the procedures for transfer   Section 4.6 of the By-Laws
Operation of Law            of shares by operation of law.                        incorporates the text of Section 4.8 of
                                                                                  the Existing Declaration, eliminating
                                                                                  the reference to the prohibition on
                                                                                  fractional shares.


Certain Restrictions        No comparable provision.                              Section 4.7 of the By-Laws imposes
on Transfer; Legend                                                               conditions on certain transfers of
                                                                                  shares to Bank Holding Companies,
                                                                                  including requirements that the
                                                                                  transferred shares be converted into
                                                                                  non-voting shares and that a
                                                                                  restrictive legend be placed on the
                                                                                  share certificates.


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

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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Right to Refuse to          Section 4.10 provides restrictions on transferability Provision eliminated.
Transfer Shares;            and limited rights of the Company to redeem shares
Acquisition                 in order to ensure that the Company qualifies as a
Restriction;                REIT under applicable law.
Redemption Rights

Meetings of
-----------
Shareholders
------------


Annual Meeting              Section 7.1 establishes the time and place of the     Section 7.1 incorporates the text of
                            annual meeting and the method of providing            Section 7.1 of the Existing Declaration,
                            notice.                                               changing the location to New York,
                                                                                  New York instead of San Francisco,
                                                                                  California.

Special Meetings            Section 7.2 establishes the procedures for calling    Section 7.2 incorporates the text of
                            a special meeting.                                    Section 7.2 of the Existing Declaration.

Record Date                 Section 7.5 provides for the fixing of a record       Section 7.3 incorporates the text of
                            date.                                                 Section 7.5 of the Existing Declaration,
                                                                                  but changes the date for fixing the
                                                                                  record date from no more than 50 days
                                                                                  to no more than 60 days, prior to the
                                                                                  date of any meeting of shareholders or
                                                                                  dividend payment.

Voting of Shares            Section 7.7 establishes the procedures for voting.    Section 7.4 incorporates the text of
                                                                                  Section 7.7 of the Existing Declara-
                                                                                  tion,  eliminates a cross-reference to
                                                                                  maintenance of REIT status and a
                                                                                  reference to action without a meeting
                                                                                  and adds a reference to Section 5.4's
                                                                                  voting rights provisions.


Inspectors of               No comparable provision.                              Section 7.5 provides for the
Elections                                                                         appointment of election inspectors and
                                                                                  specifies their duties at shareholder
                                                                                  meetings.

Shareholder List            No comparable provision.                              Section 7.6 establishes the procedures
                                                                                  for keeping a shareholder list for
                                                                                  election purposes.


Quorum                      Section 7.6 establishes quorum requirements for       Section 7.7 incorporates the text of
                            shareholder meetings.                                 Section 7.6 of the Existing Declara-
                                                                                  tion.

Notice                      Section 7.3 establishes notice requirements for       Section 7.8 incorporates the text of
                            shareholder meetings.                                 Section 7.3 of the Existing Declara-
                                                                                  tion, eliminating the reference to the
                                                                                  special meeting notice requirement now
                                                                                  covered in Section 7.9.



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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


Business Transacted         Section 7.3 provides that no business may be          Section 7.9 incorporates the special
                            transacted at a special meeting unless notice of      meeting notice requirement from
                            such business has been given in the call for the      Section 7.3 of the Existing Declara-
                            meeting.                                              tion.

Action at a Meeting         Section 7.7(a) provides that whenever any action is   Section 7.10 incorporates the text of
                            to be taken by shareholders, unless otherwise         Section 7.7(a) of the Existing Declara-
                            required by the Declaration, by provisions relating   tion.
                            to outstanding preferred shares or by law, it is by
                            affirmative majority vote.

Action Without a            Section 7.7(a) provides for shareholder action        Section 7.11 incorporates the text of
Meeting                     without a meeting.                                    Section 7.7(a) of the Existing Declara-
                                                                                  tion which refers to shareholder
                                                                                  action without a meeting and adds a
                                                                                  90-day notice to shareholders who have
                                                                                  not consented in writing.

Effect of Action            Section 7.4 provides that, except as provided by      Section 7.11 incorporates the text  of
                            law or the Declaration, no action taken by the        Section 7.4 of the Existing Declaration
                            shareholders is binding on the Trustees in their      and adds an additional exception for
                            management of the Company.                            provisions in certificates of
                                                                                  designation.


Annual Report               Section 7.8 provides for a report at each annual      Provision eliminated.
                            meeting.


Trustees
--------


Authority of Trustees       Section 2.1 entrusts, except as otherwise expressly   Section 8.1 incorporates the text of
                            provided, the business, affairs and assets of the     Section 2.1 of the Existing Declaration.
                            Company to the exclusive management and control of
                            the Trustees and directs that the Trustees exercise
                            their powers for the exclusive benefit of the
                            shareholders.

Powers of Trustees          Section 8.10 specifies the powers of the Trustees.    Section 8.2 incorporates the text of
                                                                                  Section 8.10 of the Existing
                                                                                  Declaration, eliminates a geographic
                                                                                  restriction on where the Company can
                                                                                  conduct business, and adds (i) the
                                                                                  ability to terminate the Company's
                                                                                  status as a REIT and (ii) the power to
                                                                                  adopt by-laws.



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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


Number, Term and            Section 8.1 directs that the Trustees act as a        Section 8.3(a) incorporates the text of
Qualifications              Board, provides that the number of Trustees be no     Section 8.1, changing the permissible
                            less than seven nor more than 13 and for the          number of Trustees to no less than
                            method of Trustee succession, and vests ownership     three nor more than 21. Section 8.3(b)
                            of Company assets in the Trustees jointly. Section    incorporates the text of Section 8.2(b),
                            8.2(b) specifies the Trustees' terms of office.       and Section 8.3(c) incorporates the text
                            Section 8.2(d) specifies the method for electing      of Section 8.2(d) of the Existing
                            and qualifying Trustees. Section 8.2(a) contains a    Declaration.  Section 8.2(a)'s restriction
                            restriction that limits, to less than a majority,     with respect to the number of Affiliates
                            the number of Trustees that are Affiliates or         or Associates that may be Trustees has
                            Associates of an investment manager or advisor to     been eliminated.
                            the Company.

Resignations                Section 8.4 specifies how Trustees may resign.        Section 8.4 incorporates the text of
                                                                                  Section 8.4 of the Existing Declaration,
                                                                                  eliminating a requirement that a
                                                                                  resignation be recorded in order to be
                                                                                  effective.

Removal of Trustees         Section 8.3 specifies how Trustees are removed.       Section 8.5 incorporates the text of
                                                                                  Section 8.3 of the Existing Declaration
                                                                                  and changes the required Trustee vote
                                                                                  to a simple majority.

Newly Created               Section 8.5 provides that the Trustees may fill       Section 8.6 incorporates the text of
Trusteeships and            vacancies on the Board of Trustees and specifies      Section 8.5 of the Existing Declaration
Vacancies                   the term of the newly-elected Trustee.                and also provides for the transfer of the
                                                                                  interest of a Trustee in Company
                                                                                  property upon resignation or removal.


Place of Meeting            No comparable provision.                              Section 1.1 of the By-Laws provides
                                                                                  that Trustee meetings are to be held at
                                                                                  the principal office of the Company or
                                                                                  as designated by the Chairman or a
                                                                                  majority of the Board of Trustees.


Quorum                      Section 8.5 provides that a majority of the Trustees  Section 1.2 of the By-Laws
                            constitutes a quorum.                                 incorporates the text of Section 8.5 of
                                                                                  the Existing Declaration.

Notice                      Section 8.5 provides that meetings may be called      Section 1.3 of the By-Laws
                            at any time by the Chairman or any two Trustees,      incorporates the text of Section 8.5 of
                            upon at least three days' notice.                     the Existing Declaration.

Action by Trustees          Section 8.5 provides that the Trustees may act        Section 1.4 of the By-Laws provides
                            pursuant to the vote or written consent, with or      that the vote of a majority of the
                            without a meeting, of more than half of the           Trustees present at a meeting at which
                            number of Trustees in office.                         a quorum is present shall be the act
                                                                                  of the Board (fixing an inconsistency
                                                                                  in Section 8.5 of the Existing
                                                                                  Declaration with respect to actions
                                                                                  with and without meetings).



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

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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


By-Laws                     Section 8.6 provides that the Trustees may adopt,     Section 8.2 empowers the Trustees to
                            amend or repeal by-laws for the conduct of their      adopt, implement, amend and restate
                            duties and for defining the duties of the  Company's  by-laws which are not inconsistent
                            officers, agents, employees and  representatives.     with the new Declaration.  Section 8.9
                                                                                  incorporates the text of Section 8.6
                                                                                  of the Existing Declaration and
                                                                                  specifies the scope of the permitted
                                                                                  by-laws.


Compensation                Section 8.8 provides that the Trustees, the           Section 8.7 incorporates the text of
                            secretary and every other person engaged to assist    Section 8.8 of the Existing Declaration
                            in the execution of the Company are to be             and broadens it slightly to cover all
                            compensated from Company assets at rates fixed        Company officers.
                            by the Board.

Action without              Section 8.5 provides that no action of the Trustees   Section 1.5 of the By-Laws
Meeting                     without a meeting is effective unless all Trustees    incorporates the text of Section 8.5 of
                            in office sign a written consent to such action and   the Existing Declaration.
                            a waiver of a meeting and further provides that lack
                            of written consent and waiver will not bar claims
                            of a third-party relying in good faith upon such
                            action.


Telephonic Meeting          No comparable provision.                              Section 1.6 of the By-Laws provides
                                                                                  that the Board of Trustees or
                                                                                  committee meetings may be held by
                                                                                  telephone or similar communication
                                                                                  devices and that participation by a
                                                                                  Trustee by telephone constitutes
                                                                                  personal presence at a meeting.


Use and Effect of           Section 8.9 provides for the custody of the           Section 1.7 of the By-Laws
Company Seal                Company seal and establishes the effect of its use.   incorporates the text of Section 8.9 of
                                                                                  the Existing Declaration.

Committees                  Section 8.7 provides for the appointment of           Section 8.8 incorporates the text of
                            committees of the Company and the delegation of       Section 8.7 of the Existing Declaration,
                            powers to such committees, excepting the power  to    eliminating the references to the
                            declare dividends and to amend the Declaration  of    delegation of authority to act on behalf
                            Trust and for the delegation of authority to act in   of the Company (which is  covered in
                            behalf of the Company to any Trustee, officer,        Article IX of the Restated
                            employee or agent.                                    Declaration).



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

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                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------

Officers
--------


Officers Generally          Section 8.7 provides for the delegation of authority  Article IX incorporates the provisions
                            to act in behalf of the Company to any  Trustee,      of Section 8.7 of the Existing
                            officer, employee or agent.                           Declaration, and further provides that
                                                                                  the Board of Trustees may appoint such
                                                                                  officers and agents as it deems
                                                                                  advisable and determine the duties,
                                                                                  powers and terms of office of such
                                                                                  appointees. Article III of the By-Laws
                                                                                  contains provisions addressing the
                                                                                  powers of officers, the delegation of
                                                                                  duties to officers, the resignation
                                                                                  and removal of officers and the
                                                                                  filling of office vacancies.


Consolidation,
--------------
Merger, Sale of
---------------
Assets, etc.
------------


Consolidation,              Section 3.8 provides that, subject to other           Article X incorporates the restrictions
Merger, Sale of             restrictions in the Declaration and in any series of  on the major transactions contained in
Assets, etc.                preferred shares that may be outstanding, the         (b) and (c) of Section 3.8 of the
                            Company may not: (a) take any action which would      Existing Declaration, eliminates the
                            forseeably cause it to lose its REIT status; (b) be   restriction on losing REIT status, and
                            incorporated, merged, consolidated, reorganized,      changes the approval requirement to the
                            liquidated or dissolved; or (c) sell, lease, exchange affirmative vote or written consent of a
                            or otherwise dispose of all or substantially all of   majority of the outstanding Voting
                            its assets, without the affirmative vote or written   Shares entitled to vote, voting as a
                            consent of either (i) 75% of the Trustees and a       single class or series.
                            majority of the common shares entitled to vote or
                            (ii) 662/3% of the common shares entitled to vote.


Accounting
----------


Standard                    Section 6.1 provides that the books and records of    Section 11.1 incorporates the text of
                            the Company be kept in conformity with GAAP.          Section 6.1 of the Existing Declaration
                                                                                  and adds a provision allowing the
                                                                                  Board of Trustees to determine
                                                                                  otherwise.

Inspection of Records       Section 6.2 specifies the procedures for inspecting   Section 11.2 incorporates the text of
                            the records of the Company.                           Section 6.2 of the Existing Declaration.

Annual Audit                Section 6.3 provides for an annual audit of the       Section 11.3 incorporates the text of
                            Company's books in conformity with GAAS and           Section 6.3 of the Existing Declaration,
                            the filing and distribution to the shareholders of    eliminates a reference to Company
                            the audit within 90 days of the close of the period   surplus, and adds a provision allowing
                            covered by the report.                                the Board of Trustees to determine
                                                                                  whether the audit should be conducted
                                                                                  in conformity with GAAS.



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




---------------------------------------------------------------------------------------------------------------------------
                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


Interim Reports             Section 6.4 provides for interim reports containing   Section 11.4 incorporates the text of
                            a balance sheet, which may be unaudited, to be        Section 6.4 of the Existing Declaration.
                            prepared quarterly and to be distributed to
                            shareholders within a reasonable time after the
                            close of the quarter.


Duration of the
---------------
Company
-------


Duration                    Section 9.1 provides that the Company will            Section 12.1 incorporates the text of
                            continue for the lives of the named children and      Section 9.1 of the Existing Declaration.
                            grandchildren of the initial Trustees, living on the
                            day of execution of the Declaration and for 20 years
                            after the death of the last survivor of them and
                            that the Company will then cease.

Early Termination           Section 9.2 provides that the Trust is irrevocable    Section 12.2 incorporates the text of
                            and that, subject to the provisions of any series of  Section 9.2 of the Existing Declaration
                            outstanding preferred shares, it may be terminated    and changes the approval requirement
                            or dissolved only upon the affirmative vote or        to the affirmative vote or written
                            written consent of either (i) 75% of the Trustees     consent of either (i) a majority of the
                            and a majority of the common shares entitled to       Trustees and a majority of the
                            vote or (ii) 662/3% of the common shares entitled to  outstanding Voting Shares or (ii)
                            vote.                                                 662/3% of the outstanding Voting
                                                                                  Shares.


Procedure Upon              Section 9.3 provides that upon termination of the     Section 12.3 incorporates the text of
Termination                 Company, the Trustees will liquidate the Company      Section 9.3, adds a requirement for
                            assets as they deem desirable, pay or make            payment of any preferential amounts
                            provision for payment of all present and contingent   due to any holders of preferred shares,
                            Company liabilities, and distribute the remaining     and revises how the remaining assets
                            assets, either in kind or in money or both, to the    are to be distributed by requiring that
                            shareholders in proportion to their holdings.         they be distributed ratably to holders of
                                                                                  outstanding common shares, subject to
                                                                                  any participating or similar rights of
                                                                                  the outstanding preferred shares.

Amendments
----------


Amendment                   Section 10.3 provides that any amendment must be      Section 13.1 incorporates the text of
Procedure                   in writing and, subject to the changes required by    Section 10.3 of the Existing
                            law or to maintain REIT status and the provisions     Declaration, eliminates the reference to
                            of any outstanding preferred shares, requires the     maintenance of REIT status and
                            affirmative vote or written consent of either (i) 75% changes the approval requirement to the
                            of the Trustees and a majority of the outstanding     affirmative vote or written consent of
                            common shares entitled to vote or (ii) 662/3% of the  either (i) a majority of the Trustees and
                            outstanding common shares entitled to vote.           a majority of the outstanding Voting
                                                                                  Shares or (ii) 662/3% of the
                                                                                  outstanding Voting Shares.



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




---------------------------------------------------------------------------------------------------------------------------
                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


Amendments                  Section 10.4 provides that, notwithstanding Section   Section 13.2 the text of
Without Shareholder         10.3, the Declaration may be amended by 75% of        Section 10.4 of the Existing
Approval                    the Trustees without the vote or consent of the       Declaration, eliminates the reference
                            shareholders to the extent they deem it necessary     to REIT status and extends the notice
                            to maintain REIT status or to conform the             period to 90 days.
                            Declaration to the requirements of applicable laws,
                            rulings or regulations, that the Trustees are not
                            liable for failing to so amend it, and that notice
                            of such amendment be sent to the shareholders within
                            30 days.

Recording                   Section 10.5 provides for the execution and           Section 13.3 incorporates the text of
Amendments                  recording of an instrument setting forth the          Section 10.5 of the Existing
                            amendment by the Secretary and the Chairman.          Declaration,  but provides that such
                                                                                  instrument may  be recorded if deemed
                                                                                  advisable by  the Board of Trustees.


Exculpation and
---------------
Indemnification
---------------



Exculpation of              Section 2.6 provides that no Trustee, officer,        Section 14.1 provides that the
Trustees, Officers          employee or agent of the Company is liable to the     Company may, to the full extent
and Others; Fidelity        Company or any other for any act or                   permitted by law, limit the liability of
Bond                        omission except for his own willful misfeasance,      and indemnify any and all Trustees,
                            bad faith, gross negligence or reckless disregard of  officers, employees or agents and their
                            duty or his failure to act in good faith in the       respective legal successors for actions
                            reasonable belief that his actions are in the         on the Company's behalf in a by-law
                            Company's best interests. It further provides that    adopted by a majority of the Board of
                            the above named individuals when acting in            Trustees. Section 2.1 of the By-Laws
                            connection with the Company are deemed to be          incorporates the text of Section 2.6 of
                            acting for the Company and not as individuals, that   the Existing Declaration, eliminating
                            they are not liable for actions taken or omitted for  the fidelity bond requirement.
                            or on behalf of the Company, and that resort must be
                            to the assets of the Company for payment or
                            performance. It also requires that the Trustees
                            obtain, file and maintain a good and sufficient
                            fidelity bond by a California-qualified corporate
                            surety.

Limitation on               Section 2.5 provides that anyone dealing with or      Section 14.2 incorporates the text of
Liability of                having a claim against the Trustees, or any officer,  Section 2.6 of the Existing Declaration.
Shareholders,               agent or employee of the Company must look only
Trustees and Officers       to the Company for payment, that no shareholder
                            is personally or individually liable, that every
                            Company contract provide that shareholders are not
                            personally liable, and that the Company maintain
                            adequate liability insurance for protection of the
                            Company and those connected to it.



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




---------------------------------------------------------------------------------------------------------------------------
                                                                                  Restated Declaration of Trust (and
Topic                       Existing Declaration of Trust                         related By-Laws)
---------------------------------------------------------------------------------------------------------------------------


Indemnification and         Section 2.7 provides for indemnification of those     Section 2.2 of the By-Laws
Reimbursement               connected to the Company and acting on its  behalf,   incorporates the text of Section 2.7 of
                            unless the claim or asserted liability arises out of
                            the Existing Declaration. willful misfeasance, bad
                            faith, gross negligence or reckless disregard of
                            duty or failure to act in good faith in the
                            reasonable belief that the actions are in the
                            Company's best interests. It further provides that
                            the right of indemnification is not exclusive of any
                            other right to which any individual is lawfully
                            entitled, that the Company may enter into individual
                            indemnification agreements with any person entitled
                            to indemnification under this section, and that the
                            Company may set aside assets to fund its
                            indemnification obligations.

Right of Trustees and       Section 4.9 provides that any Trustee, officer,       Section 14.3 incorporates the text of
Officers to Own             agent, or employee of the Company may acquire         Section 4.9 of the Existing Declaration.
Shares or Other             or dispose of Company shares for his individual
Property and to             account and exercise all rights of a shareholder, as
Engage in Other             if he were not associated with the Company.
Businesses

Representations and         Section 2.10 limits the authority of an officer,      Section 14.4 incorporates the text of
Guarantees                  agent, representative or employee of the  Company     Section 2.10 of the Existing
                            to make representations or guarantees  concerning     Declaration.
                            the Company, to be responsible for  the validity or
                            sufficiency of the Company or the  share
                            certificates, to change the terms or  conditions of
                            the Declaration or any Company  certificates, or to
                            bind the Company or its agents.


Miscellaneous
-------------

Fiscal Year                 No comparable provision.                              Section 15.1 establishes the calendar
                                                                                  year as the Company's fiscal year,
                                                                                  unless otherwise required by law or  set
                                                                                  by resolution of the Trustees.


Checks                      No comparable provision.                              Section 15.2 authorizes the Trustees  to
                                                                                  establish signatory policies for  checks,
                                                                                  drafts, orders for payment of  money,
                                                                                  notes or other evidences of
                                                                                  indebtedness.



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



                                           PROPOSAL 3 -- ELECTION OF TRUSTEES

     All of the Company's trustees will be elected at the Annual Meeting to serve until the next succeeding annual meeting of shareholders and until their successors are elected and shall have qualified. Martin L. Edelman, Gary R. Garrabrant and John R. Klopp are currently members of the Board of Trustees. All nominees, if elected, are expected to serve until the next succeeding annual meeting of shareholders.

     The Board of Trustees has been informed that all of the nominees are willing to serve as trustees but, if any of them should decline or be unable to act as a trustee, the individuals named in the proxies will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Trustees has no reason to believe that any such nominees will be unable or unwilling to serve.

     The election to the Board of Trustees of each of the seven Nominees identified in this Proxy Statement will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote assuming a question is present. In tabulating the vote, abstentions and broker non-votes will be disregarded. The Board of Trustees unanimously recommends that shareholders vote FOR the election to the Board of Trustees of each of the seven Nominees identified below.


Nominees for Election as Trustees

     The name, age as of June 12, 1997, and existing or expected trustee positions with the Company of each of the nominees for election as a trustee are as follows:


              Name               Age           Position
              ----               ---           --------

Martin L. Edelman............... 56            Trustee (2)
Gary R. Garrabrant.............. 40            Trustee (1)(3)
Craig M. Hatkoff................ 43            Nominee for Trustee (3)
John R. Klopp................... 43            Trustee (1)(3)
Sheli Z. Rosenberg.............. 55            Nominee for Trustee (1)(3)
Lynne B. Sagalyn................ 49            Nominee for Trustee (2)
Samuel Zell..................... 55            Nominee for Trustee (4)

--------------------------

(1) Expected to become a member of the Compensation Committee following the Annual Meeting.

(2) Expected to become a member of the Audit Committee following the Annual Meeting.

(3) Expected to become a member of the Executive Committee following the Annual Meeting.

(4)  Expected  to be  appointed  Chairman  of the  Board  following  the  Annual
     Meeting.

     The principal occupation for the last five years, selected biographical information and the period of service as a trustee of the Company, if any, of each of the nominees for trustee are set forth below.

     Martin L. Edelman. Martin L. Edelman has been a trustee of the Company since February 4, 1997. Mr. Edelman has been a director of Chartwell Leisure Inc., a publicly traded owner and operator of hotel properties ("Chartwell"), since November 1994 and has been president of Chartwell since January 1997. He has also been a director of HFS Incorporated and a member of that corporation's executive committee since November 1993. Mr. Edelman has been of counsel to Battle Fowler LLP, a New York City law firm, since January 1994 and was a partner with that firm from 1972 through 1993. Mr. Edelman also serves as a director of Presidio Capital Corp. and G. Soros Realty, Inc.


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



     Gary R. Garrabrant. Mr. Garrabrant has been a trustee of the Company since January 2, 1997 and vice chairman of the Company since February 1997. After the Acquisition, Mr. Garrabrant will resign as vice chairman of the Company. Mr.
Garrabrant has been a senior vice president of EGI, an owner, manager and financier of real estate and corporations since January, 1996 and managing partner of EGI Capital Markets, L.L.C. since September 1996. Prior to joining EGI, he was a director of Sentinel Securities Corporation where he established a real estate securities investment management operation. In 1994, Mr. Garrabrant co-founded Genesis Realty Capital Management, a money management firm exclusively focused on the equity and debt securities of public real estate companies. From 1989 to 1994, he was responsible for equity private placements and asset sales in the real estate investment banking division of The Bankers Trust Company. From 1981 to 1989 he was associated with Chemical Bank.

     Craig M. Hatkoff. After the Acquisition, Mr. Hatkoff will serve as the vice chairman of the Company and chairman of the executive committee of the Board of Trustees. Mr. Hatkoff is a founder and has been a managing partner of Victor Capital since 1989. Mr. Hatkoff was a managing director and co-head of Chemical Realty Corporation, the real estate investment banking arm of Chemical Banking Corporation from 1982 until 1989. From 1978 to 1982, Mr. Hatkoff was the head of new product development in Chemical Bank's Real Estate Division, where he previously served as a loan officer.

     John R. Klopp. Mr. Klopp has been a trustee of the Company since January 2, 1997 and chief executive officer of the Company since February 1997. After the Acquisition, Mr. Klopp will also serve as vice chairman of the Company. Mr. Klopp is a founder and has been a Managing Partner of Victor Capital since 1989. Mr. Klopp was a managing director and co-head of Chemical Realty Corporation from 1982 until 1989. From 1978 to 1982, Mr. Klopp held various positions with Chemical Bank's Real Estate Division where he was responsible for originating, underwriting and monitoring a portfolio of construction and permanent loans. He is a director of Metropolis Realty Trust, Inc., a Manhattan office REIT.

     Sheli Z. Rosenberg. Ms. Rosenberg is the chief executive officer, president and a director of EGI. She is a principal of the law firm Rosenberg & Liebentritt P.C. for more than the past five years. Ms. Rosenberg has been a director of Jacor Communications, Inc., an owner of radio stations since 1994 and has been the chairman of its board of directors since February 1996. Ms. Rosenberg is a director of: Capsure Holdings Corp., a provider of surety and fidelity bonds in the United States ("Capsure Holdings"); Falcon Building Products, Inc., a manufacturer and supplier of building products; American Classic Voyages Co., an owner and operator of cruise lines ("American Classic"); Manufactured Home Communities, Inc., a real estate investment trust specializing in the ownership and management of manufactured home communities ("MHC"); Sealy Corporation, a bedding manufacturer ("Sealy"); Anixter International Inc., a provider of integrated network and cabling systems ("Anixter"), Quality Food Centers, Inc. an owner and operator of supermarkets ("Quality Food"), and Revco D.S., Inc. a drugstore chain ("Revco"). She is also a trustee of Equity
Residential Properties Trust, a REIT specializing in the ownership and management of multi-family housing. Ms. Rosenberg was a vice president of First Capital Benefit Administrators, Inc., which filed a petition under the federal bankruptcy laws on January 3, 1995, which resulted in its liquidation on November 15, 1995.

     Lynne B. Sagalyn. Dr. Lynne B. Sagalyn has been a professor and the coordinator of the M.B.A. Real Estate Program at the Columbia University Graduate School of Business since 1992. From 1991 to 1992, she was a visiting professor at Columbia. From 1987 to 1991, she was an associate professor of Planning and Real Estate Development at the Massachusetts Institute of Technology. She is also on the faculty of the Weimer School for Advanced Studies in Real Estate and Land Economics. Dr. Sagalyn is a director of United Dominion Realty Trust (NYSE) and The Retail Initiative and on an advisory board for Initiatives for a Competitive Inner City.

     Samuel Zell. Mr. Zell is chairman of the board of directors of EGI, American Classic and Anixter. Mr. Zell is chairman of the board and chief executive officers of both Capsure Holdings and MHC. He is Chairman of the board of trustees of Equity Residential Properties Trust. He is co-chairman of the board of directors of Revco and is a director of Quality Food, Sealy, Charthouse Enterprises, Inc., an owner and operator of restaurants, Ramco Energy PLC, an independent oil company based in the United Kingdom, and TeleTech Holdings, Inc., a provider of telephone and computer based customer care solutions.



455009.26
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




Board of Trustees

     The Board of Trustees is currently comprised of Messrs. Edelman, Klopp and Garrabrant and Frank A. Morrow, Elliot G. Steinberg, Juliana Bancroft and Arnold
E. Brown. The Board of Trustees has three standing committees, an audit committee, a compensation committee and a nominating committee which were each comprised of Mr. Steinberg and Ms. Bancroft, neither of whom is or has been a salaried officer or employee of the Company.

     The audit committee makes recommendations to the Board of Trustees regarding the selection of the Company's independent auditors, reviews the plan, scope and results of the audit, reviews with the independent auditors and management the Company's policies and procedures with respect to internal accounting and financial controls, changes in accounting policy and the scope of the non-audit services which may be performed by the independent auditors. The compensation committee establishes the Company's general compensation policies and makes recommendations to the Board regarding compensation and benefit arrangements for officers and other key managerial employees of the Company. The nominating committee establishes the qualifications for trustees and procedures for identifying possible nominees, and nominates on behalf of the Board nominees for election as trustee. The Company does not have any policy or procedure for consideration of nominees recommended by shareholders of the Company. Following the Annual Meeting, the Board of Trustees will create an executive committee and will disband the nominating committee.

     In April 1996, the Board of Trustees created the Special Transaction Committee to report to the full board with respect to the Former Parent's efforts to sell its ownership interest in the Company. The Special Transaction Committee was comprised of Elliott G. Steinberg and Juliana Bancroft. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- Background of and Reasons for the Proposal; Board of Trustees' Recommendations."

     During 1996, the Board of Trustees held 12 meetings, including three telephonic meetings. The audit committee held one meeting in 1996. During 1996, the compensation committee held one meeting. The nominating committee held two meetings in 1996. The Special Transaction Committee held 12 meetings in 1996. During 1996, each trustee attended at least 92 percent of the total number of meetings of the Board and 100 percent of the total number of meetings of committees on which he or she served.

     Messrs. Brown, Morrow and Steinberg and Ms. Bancroft will not stand for election at the Annual Meeting.


Compensation of Trustees

     Trustees who currently are not receiving compensation as officers or employees of the Company or any of its subsidiaries are paid an annual retainer fee of $20,000, meeting fees of $1,000 for each Board of Trustees meeting attended and $500 for each committee or telephonic meeting. Mr. Steinberg received additional compensation totaling $50,000 and $90,000 in 1995 and 1996, respectively for consulting services provided to the Company in connection with the Company's review and consideration of alternative expansion opportunities.


Executive Officers

     Following the consummation of the Investment and the Acquisition, it is expected that the Company will appoint additional executive officers, including a chief financial officer for which an executive search is currently being conducted.




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



Executive Compensation

     The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the chief executive officer of the Company for services rendered in all capacities to the Company and its subsidiaries during such period. There were no other executive officers earning over $100,000 of annual compensation from the Company.


                                                Summary Compensation Table

                                                   Annual Compensation
-----------------------------------------------------------------------------------------
                                                                              All Other
                                                                            Compensation
Name and Principal Position                  Year    Salary($)     Bonus($)      ($)
---------------------------                  ----    ---------     --------     ----
Frank A. Morrow(1)                           1996     $180,000       --          --
         Chairman of the Board and Chief     1995       72,000       --          --
         Executive Officer                   1994       64,000       --          --


----------------------


(1) During 1994 and 1995, Mr. Morrow was employed by the Former Parent and did not receive any compensation directly from the Company. Mr. Morrow's compensation from the Former Parent was paid to his wholly owned consulting firm, Frank A. Morrow Associates ("FAMA"). Pursuant to an oral cost allocation agreement with the Former Parent, certain services, including Mr. Morrow's services, were shared by the Company with the Former Parent. Pursuant to this agreement, the Company reimbursed the Former Parent for approximately $72,000 and $64,000 of the compensation paid by the Former Parent to FAMA in 1995 and 1994, respectively, which amounts represented the agreed-upon allocation of such costs. See "-- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." Mr. Morrow was not employed by the Former Parent after January [ ], 1996. The Company accrued $180,000 as compensation due to FAMA for 1996, which amount was paid in the first quarter of 1997. FAMA is being paid $20,000 per month in 1997.

     The Company has not yet paid any compensation (other than trustee fees) to any of the persons who have been appointed executive officers this year or will be appointed executive officers following consummation of the Investment and the Acquisition. The Board of Trustees will continue to rely on a compensation committee composed of a majority of non-employee members to recommend the form and amount of compensation to be paid to the executive officers of the Company. Following the Annual Meeting, a new compensation committee will be appointed. The Board of Trustees expects that the compensation program for the Company's executive officers will change significantly as the Company intends to appropriately compensate and provide incentives to its new management team, although except as described under "--Employment and Consulting Agreements," no new compensation has been proposed. It is anticipated that when the new compensation committee meets to determine such compensation after the consummation of the Investment and the Acquisition, the compensation committee will generally adhere to compensation policies which reflect the belief that (i) the Company must attract and retain individuals of outstanding ability and motivate and reward such individuals for sustained performance, (ii) a substantial portion of an executive's compensation should be at risk based upon the executive's performance and that of the Company and (iii) within these parameters, levels of compensation should generally be in line with that offered by comparable corporations. On an ongoing basis, the type and amount of compensation to be paid by the Company to its officers will be entirely discretionary and within the subjective judgment of the compensation committee.


     It is expected that future executive compensation will be comprised of three elements: annual base salary, annual bonus compensation and long-term incentive compensation.

     Messrs. Klopp and Hatkoff will receive the salaries established by their employment contracts, and the Board of Trustees expects that the other executive officers will receive the salaries established by the compensation committee commensurate with prevailing salaries for similar positions in other similarly sized companies. The Board of Trustees

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



expects that annual salary adjustments will be made based on the Company's performance, the individual executive's contribution to that performance, prevailing salaries and changes in the cost of living.

     The Board of Trustees' goal with annual bonus and long-term incentive compensation is to focus executive behavior on the fulfillment of annual and long-term business objectives, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders. The Board of Trustees expects to develop programs designed to meet such goals.

     The Company's long-term incentive compensation will be provided by grants of share options under the Company's Incentive Share Plan. The Incentive Share Plan will be administered by the compensation committee which the Board of Trustees expects will assess various factors when considering option grants. Such factors will include prevailing norms for the ratio of options outstanding to total shares outstanding, the relative influence each executive officer will have on building shareholder value over the long term, and the amount, vesting and expiration dates of each executive officer's outstanding options.

     Section 162(m) of the Code, as amended, and the regulations promulgated thereunder limit the federal income tax deductions of publicly traded companies to the extent total compensation paid to chief executive officers and the four other most highly compensated executive officers exceeds $1,000,000 in any year, unless such compensation qualifies as "performance-based" as defined in the regulations. Grants of share options under the Company's Incentive Share Plan would qualify as performance-based compensation. The Board of Trustees currently intends the compensation paid to its executive officers will comply with the regulations promulgated under Section 162(m) so that compensation paid to such officers will be deductible without limitation under Section 162(m). However, in the future, if, in the judgment of the Board of Trustees, the advantages of a compensation program which does not satisfy the conditions of Section 162(m) outweigh the costs to the Company of the failure to satisfy such conditions, the Board may adopt such a program.


Employment and Consulting Agreements

     The Company will enter into employment agreements with John R. Klopp and Craig M. Hatkoff in connection with the Acquisition. The employment agreements will provide for five-year terms of employment commencing as of the date of the Acquisition. On the fifth anniversary of the commencement of the employment agreements, and on each succeeding anniversary, the terms of the employment agreements shall be automatically extended for one additional year unless, not later than three months prior to such anniversary date, either party shall have notified the other that it will not extend the term of the agreement. The employment agreements provide for base annual salaries of $500,000, which will be increased each calendar year to reflect increases in the cost of living and will otherwise be subject to increase in the discretion of the Board of Trustees. Mr. Klopp and Mr. Hatkoff are also entitled to annual incentive cash bonuses to be determined by the Board of Trustees or the Compensation Committee based on individual performance and the profitability of the Company. Mr. Klopp and Mr. Hatkoff will also be participants in the Incentive Share Plan and other employee benefit plans of the Company.


     If the employment of Mr. Klopp or Mr. Hatkoff is terminated without cause, with good reason or following a change of control, as those terms are defined in the employment agreements, the affected employee would be entitled to (i) a severance payment equal to the greater of the amount payable to such employee over the remainder of the term of the employment agreement or an amount equal to the aggregate base salary and cash incentive bonus paid to the employee during the previous two years; (ii) continued welfare benefits for two years; and (iii) automatic vesting of all unvested share options such that all of the employee's share options would become immediately exercisable. Each vested option will remain exercisable for a period of three years following the employee's termination. See "PROPOSAL 5 --APPROVAL OF THE 1997 LONG-TERM INCENTIVE SHARE PLAN." The employment agreements provide for a non-competition period of one year if Mr. Klopp or Mr. Hatkoff terminates his employment voluntarily or is terminated for cause.


     The Company will enter into a consulting agreement with Gary R. Garrabrant upon consummation of the Investment. The consulting agreement will have a term of one year and will provide for a consulting fee of $150,000. Pursuant to the agreement, Mr. Garrabrant will provide consulting services including, strategic planning, identifying and

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negotiating mergers,  acquisitions,  joint ventures and strategic alliances, and advising as to capital structure matters. Pursuant to the agreement, Mr. Garrabrant will also be entitled to participate in the Company's Incentive Share Plan.


Compliance with Section 16(a)

     Section 16(a) of the Exchange Act requires the Company's officers and trustees, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company during 1996 and written representation from certain of the trustees and from the Former Parent that no form is required to be filed, the Company believes that no trustee, officer or beneficial owner of more than 10% of its Common Shares failed to file on a timely basis reports required pursuant to Section 16(a) of the Exchange Act with respect to 1996 or any prior fiscal year. However, John McMahan, a former trustee of the Company, filed a Form 4 report for January 1997 on or about March 12, 1997 (30 days after the due date). The late Form 4 report related to four transactions. Mr. McMahan paid the profit from the transactions to the Company on February 9, 1997.

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Report on Executive Compensation1

     The compensation committee of the Board of Trustees establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers, subject to approval by the Board of Trustees. Following the appointment of new management in April 1994 after the then incumbent Board of Trustees was removed by the Former Parent, the Company did not compensate any officers directly. Rather until January 1996, the Company's executive officers, who were during such period also officers of the Former Parent, were compensated pursuant to their employment agreements with the Former Parent. The Company and the Former Parent shared such compensation expenses in proportion to their respective net assets, which arrangement was terminated in January 1996. See "-- Certain Relationships and Related Transactions." In 1996, the Company began accruing compensation to be paid directly to the wholly owned consulting firm of the Company's chief executive officer, Frank A. Morrow, the only executive officer of the Company.

     In considering Mr. Morrow's compensation, the compensation committee believes it appropriate that Mr. Morrow's compensation be tied to the accomplishment of the goals established by the board of trustees to increase shareholder value. In late 1994 and 1995, the Company pursued opportunities to grow and improve the profitability of its real property and mortgage portfolio (including acquiring the hotel assets of the Former Parent). When the proposed transactions were deemed impracticable, the board of trustees determined that the Company should redeploy its current asset portfolio into better performing assets. The compensation committee believed that Mr. Morrow's compensation for 1996 should be based on his performance in selling portfolio assets in a timely manner and for the highest possible price and his cooperation with the special committee in identifying and consummating a transaction to maximize shareholder value. The compensation committee believed that these goals had been substantially accomplished or were in the process of being accomplished by November 1996 and accordingly, on November 14, 1996, the compensation committee recommended to the board of trustees that Mr. Morrow's compensation be fixed at $20,000 per month retroactive to January 1, 1996. The board approved the recommendation subject to discussion with a trustee who was not present during that part of the meeting. Thereafter, the board determined that Mr. Morrow should be paid $15,000 per month for 1996 and $20,000 per month effective January 1, 1997. The $180,000 payable for 1996 was accrued on the books of the Trust for 1996 and was paid in March 1997 after the sale of the Company's remaining two commercial properties.

                             Compensation Committee

                                Juliana Bancroft
                               Elliot G. Steinberg

                                Board of Trustees

                                 Frank A. Morrow
                                Juliana Bancroft
                                 Arnold E. Brown
                                Martin L. Edelman
                               Gary R. Garrabrant
                                  John R. Klopp
                              Elliott G. Steinberg

--------

1 The material in this report is not "solicitation material," is not deemed filed with the Commission, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

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Performance Graph

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on California Real Estate Investment Trust ("CalREIT") Common Shares against the cumulative total return of companies listed on the New York Stock Exchange and within the National Association of Real Estate Investment Trusts ("NAREIT") Hybrid REIT group. The five-year period compared commences January 1, 1992 and ends December 31, 1996. This graph assumes that $100 was invested on January 1, 1992 in CalREIT and each of the two indices, and that all cash distributions were reinvested. The Common Share price performance shown on the graph is not necessarily indicative of future price performance.

                Comparison of Five-Year Cumulative Total Returns

              CalREIT Common Shares, New York Stock Exchange Index

                           & NAREIT Hybrid REIT Index


                                [GRAPHIC OMITTED]





                        Dec. 31, 1991    Dec. 31, 1992    Dec. 31, 1993    Dec. 31, 1994    Dec. 31, 1995    Dec. 31, 1996
--------------------------------------------------------------------------------------------------------------------------
CalREIT                      $100.00           $124.60         $136.71          $110.06          $101.60           $186.26
NYSE Market Index            $100.00           $104.70         $118.88          $116.57          $151.15           $182.08
NAREIT Hybrid                $100.00           $116.59         $142.94          $146.94          $180.72           $233.77
--------------------------------------------------------------------------------------------------------------------------

     The  foregoing   price   performance   comparisons   shall  not  be  deemed
incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the

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



Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

Security Ownership of Certain Beneficial Owners and Management


     The following table sets forth as of June 12, 1997 certain information with respect to the beneficial ownership of Common Stock, and the voting power possessed thereby (based on 9,137,535 Common Shares outstanding on that date), by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of each class of Common Stock, (ii) each trustee, nominee for trustee and named executive officer of the Company who is a beneficial owner of any Common Shares and (iii) all trustees, nominees for trustee and executive officers of the Company as a group, and as adjusted at that date to reflect the sale of the Class A Preferred Shares upon consummation of the Investment (assuming 12,267,658 Class A Preferred Shares are purchased by Veqtor pursuant to the Investment Agreement).





                                                        Common Shares                     Preferred Shares
                                   -------------------------------------------------  ------------------------
                                    Amount and Nature of      Amount and Nature of     Amount and Nature of
                                   Beneficial Ownership(1)   Beneficial Ownership(1)  Beneficial Ownership(1)
                                   Prior to the Investment    After the Investment      After the Investment
                                   -----------------------   ----------------------   ------------------------
                                                                                                                  Percent of
                                                                                                                 Total Voting
 Five Percent Shareholders,                     Percent of               Percent of               Percent of     Power After
Directors and Executive Officers      Number      Class        Number       Class       Number       Class      the Investment
---------------------------------- -----------  ----------   ----------  ----------   ----------  ------------  --------------

CalREIT Investors Limited          6,959,593(3)   76.2%             --       --             --        --            --
Partnership (2)
c/o Equity Group
Investments, Inc.
Two North Riverside Plaza,
7th Floor
Chicago, Illinois 60606

Veqtor Finance Company LLC (4)            --        --       6,959,593(3)   76.2%     12,267,658     100%           90%
c/o Victor Capital Group, L.P.
885 Third Avenue, 12th Floor
New York, New York 10022

Martin L. Edelman                         --        --              --       --             --        --            --

Gary R. Garrabrant (5)                    --        --              --       --             --        --            --

Craig M. Hatkoff                          --        --              --       --             --        --            --

John R. Klopp                             --        --              --       --             --        --            --

Sheli Z. Rosenberg (5)                    --        --              --       --             --        --            --

Lynne B. Sagalyn                          --        --              --       --             --        --            --

Samuel Zell                        6,959,593(6)   76.2%             --       --             --        --            --

All executive officers,                   --        --              --       --             --        --            --
trustees and nominees
for trustees as a group
(7 persons)


---------------------------

(1) The number of shares owned are those beneficially owned, as determined under the rules of the Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the

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     exercise  of any  option,  warrant  or  right,  through  conversion  of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

(2) The general partner of CRIL is Zell General Partnership, Inc., the sole stockholder of which is the Samuel Zell Revocable Trust (the "SZRT"). Mr. Samuel Zell serves as the trustee of the SZRT.

(3) Concurrently with the consummation of the Investment, CRIL will sell its 6,959,593 Common Shares to Veqtor.

(4) John R. Klopp, Craig M. Hatkoff and Samuel Zell collectively will indirectly control the affairs of Veqtor. Each of Messrs. Hatkoff, Klopp and Zell disclaim beneficial ownership of the shares to be owned by Veqtor following consummation of the Investment.

(5) Excludes shares held by CRIL, in which Gary R. Garrabrant and Sheli Z. Rosenberg hold limited partnership interests. Mr. Garrabrant and Ms. Rosenberg disclaim beneficial ownership of such shares.

(6)  Represents the shares owned by CRIL.


Certain Relationships and Related Transactions

     Pursuant to an oral agreement with the Former Parent, costs for certain general administrative services, including executive services (including the services of Mr. Morrow), accounting services, treasury services, financial reporting and internal bookkeeping services, shareholder relations, and directors and officers insurance were shared with the Former Parent. The shared costs were allocated to the Company and the Former Parent based upon their respective asset values (real property and notes receivable), subject to annual negotiation. Pursuant to this agreement, approximately $435,000 and $258,000 was paid or accrued as a payable to the Former Parent in 1995 and 1996, respectively. As of December 31, 1996, the Company owed the Former Parent approximately $31,000 pursuant to the cost sharing agreement. The agreement was terminated on January 7, 1997.


     The Company has entered into an interest purchase agreement, dated as of June , 1997, with John R. Klopp, Craig M. Hatkoff and Valentine Wildove & Company, Inc. with respect to the Acquisition, pursuant to which the Company will acquire partnership interests in Victor Capital and certain of its affiliated entities for a purchase price of $5 million. The purchase price under the interest purchase agreement is payable by the delivery by the Company to the sellers of the non-interest bearing Acquisition Notes. The Acquisition Notes will provide for ten semi-annual principal amortization payments in equal installments. Mr. Klopp, a trustee of the Company, and Mr. Hatkoff, a nominee for trustee of the Company, will each receive an Acquisition Note in the principal amount of $2,162,500. Valentine Wildove & Company, Inc., in which Messrs. Klopp and Hatkoff are each 50% owners, will receive $675,000 in principal amount of the Acquisition Notes.

     The closing of the Acquisition is conditioned upon the closing of the Investment and other customary closing conditions, including, among others, (i) the absence of any order, injunction or decree either preventing the consummation of the Acquisition or which is reasonably likely to materially adversely affect the business, properties or assets of Victor Capital, (ii) the performance by each of the parties of their obligations under the interest purchase agreement, and (iii) the accuracy of the representations and warranties of the parties as of June __, 1997 and as of the closing date.


     The interest purchase agreement contains representations and warranties of the Company and the sellers which are customary in transactions of this type, including, but not limited to, representations and warranties concerning: (a) the organization of the Company, Victor Capital and its affiliates, (b) the due authorization, execution, delivery and enforceability of the interest purchase agreement, (c) the capitalization and ownership of interests in Victor Capital and its affiliates, (d) compliance with laws and regulations, (e) the receipt of all consents or approvals required, and the lack of conflicts or violations under applicable charter documents, instruments and laws, with respect to the transactions contemplated by the interest purchase agreement, (f) the payment by Victor Capital and its affiliates

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



of taxes, (g) the absence of material litigation, (h) the accuracy and completeness of Victor Capital's consolidated financial statements included in this Proxy Statement, (i) the employees and employee benefit plans maintained by Victor Capital and its affiliates, (j) Victor Capital's and its affiliates' material contracts and (k) the absence of any material adverse change with respect to the business, liabilities and assets of Victor Capital and its affiliates since December 31, 1996.

     The interest purchase agreement provides that the sellers will indemnify the Company from all damages as a result of any breach of any representation, warranty, covenant or agreement of the sellers contained in the interest purchase agreement. The Company's right to indemnification and the seller's obligation to provide indemnification with respect to any breach of a representation or warranty will continue after the closing for a period of two years.

     The Company has agreed to pay the costs and expenses of the parties incurred in connection with the execution and delivery of the interest purchase agreement and the consummation of the Acquisition.


     In connection with their consideration of the interest purchase agreement, the Board of Trustees engaged Coopers & Lybrand Securities L.L.C. ("CLS") to render a fairness opinion to the Board of Trustees with respect to the fairness to the Company of the proposed Acquisition. On May 23, 1997, CLS delivered its written opinion to the Company's Board of Trustees (which opinion does not evaluate the impact or implications of the Proposals on the Company's or Victor Capital's financial and operating performance or the market value of the Company's debt and equity securities). The opinion of CLS states that, as of the date of the opinion, the consideration paid in the Acquisition is fair, from a financial point of view, to the Company. In approving the Acquisition, the Board of Trustees considered, among other things, (i) the significant real estate investment and financing background and experience of Victor Capital's management team, (ii) the amount of the purchase price and its payment by delivery of the Company's non-interest bearing five year note, (iii) Victor Capital's and its affiliates' historical performance and historical earnings and
(iv) the desire of the Board of Trustees to eliminate the conflicts that may arise if Victor Capital continued operating as a sister affiliate of the Company.


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               PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Trustees of the Company has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, and has further directed that the appointment of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions. It is not expected that the Company's current independent auditors, Coopers & Lybrand LLP will have a representative at the Annual Meeting.

     Shareholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditors is not required by the Declaration of Trust or otherwise. However, the Board of Trustees is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, the Board of Trustees in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Trustees determines that such a change would be in the best interests of the Company and its shareholders.

     On April 14, 1997, the Board of Trustees adopted a resolution (i) not to retain Coopers & Lybrand LLP ("C&L") as the Company's auditors for the fiscal year ending December 31, 1997 and (ii) to engage Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     The reports of C&L on the Company's consolidated financial statements as of and for the two years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 1996, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C&L, would have caused them to make reference thereto in their report(s) on the Company's financial statements for such fiscal year(s), nor were there any "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.






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        PROPOSAL 5-- APPROVAL OF THE 1997 LONG-TERM INCENTIVE SHARE PLAN



     CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE LONG-TERM INCENTIVE SHARE PLAN, ATTACHED TO THIS PROXY STATEMENT AS ANNEX D. ALL CAPITALIZED TERMS WHICH ARE NOT DEFINED HEREIN ARE DEFINED IN THE PLAN. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.


     On June [___], 1997, the Board of Trustees of the Company adopted the 1997 Long-Term Incentive Share Plan (the "Long-Term Plan"). The Long-Term Plan is effective upon shareholder approval. The Long-Term Plan permits the grant of Nonqualified Share Option (NQSO), Incentive Share Option (ISO), Restricted Share, Share Appreciation Right (SAR), Performance Unit, Performance Share and Share Unit Awards.


     The Long-Term Plan has been designed to comply with Section 162(m) of the Code, which generally denies a tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including "performance-based compensation," are generally excluded from this deduction limit. It is contemplated that all Awards made under the Long-Term Plan, with the exception of the Share Unit Awards, will constitute "performance-based compensation" under Section 162(m) of the Code. Share Unit Awards will count toward the annual $1,000,000 deduction limit. In an effort to ensure that most Awards under the plan will qualify as "performance-based compensation," the Long-Term Plan is being submitted to shareholders for approval at the Annual Meeting. While the Company believes that compensation payable pursuant to the Long-Term Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change in control, compensation not qualified under Section 162(m) of the Code may be payable pursuant to the provisions of the Long-Term Plan. By approving the Long-Term Plan, shareholders will be approving, among other things, the performance measures, eligibility requirements and limits on Awards contained therein.

     Purpose. The purpose of the Long-Term Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Eligible Individuals that link their compensation to the long-term financial success of the Company and its Subsidiaries and to growth in shareholder value. The plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of Eligible Individuals upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.


     Administration. The Long-Term Plan will be administered by the Board or by a committee (the "Committee") of the Board of Trustees. The Committee will be composed solely of not less than two Trustees, who, to the extent required for compliance with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), qualify as "Non-Employee Directors" for purposes of Rule 16b-3. Alternatively, awards under the Long-Term Plan may be made in reliance on another exemption from Section 16(b) of the Exchange Act. To the extent required by Section 162(m) of the Code, members of the Committee will also qualify as "outside directors" for purposes of Section 162(m). Among other things, the Board or the Committee will have the authority to select Eligible Individuals to whom Awards may be granted, to determine the type of Awards as well as the number of Common Shares to be covered by each Award, and to determine the terms and conditions of any such Awards. The Board or the Committee will also have the authority to construe and interpret the plan, establish, amend or waive rules and regulations for its administration, accelerate the exercisability of any Award, and amend the terms and conditions of any outstanding Option, SAR or other Award. However, the Board or the Committee shall have no authority to adjust upward any amounts payable to a Covered Employee with respect to a particular Award or to take any action to the extent that such action would cause any Award to any Covered Employee to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. All decisions made by the Board or the Committee will be final and binding.


     Eligibility. Eligible Individuals under the plan will be employees of and consultants or service providers to the Company or any Subsidiary, including officers and non-employee Trustees of the Company or any Subsidiary who,

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in the opinion of the Board or the Committee,  contribute  significantly  to the growth and profitability of the Company and its Subsidiaries.


     Number of Shares. The maximum number of shares that may be made subject of Awards under the Long-Term Plan is 2,000,000. The maximum number of shares shall be reduced by the number of shares made the subject of Awards under the Company's 1997 Non-Employee Trustee Share Plan. The maximum number of shares that may be subject of Awards to any Eligible Individual during the term of the plan may not exceed 500,000 shares. The maximum amount payable in cash to any Eligible Individual with respect to any Performance Period pursuant to any Performance Unit or Performance Share Award is $1,000,000. Upon the grant of an Award, except for the grant of a Performance Unit Award denominated in dollars, the maximum number of shares shall be reduced by the number of shares in respect to which the Award is granted or denominated. For a Performance Unit Award denominated in dollars, the number of shares shall be reduced by an amount equal to the dollar amount of the Award, divided by the Fair Market Value of a share on the date the Award is granted.

     Subject to the foregoing limits, the shares available under the Long-Term Plan can be divided among the various types of Awards and among the Participants as the Board or the Committee sees fit. The shares are to be made available from authorized but unissued Company Common Shares or shares reacquired by the Company in the open market. The maximum number of shares subject to Awards under the Long Term Plan and the limit on the number of Awards to Elgible Individuals, will adjust with any share dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar change affecting the Company's Common Shares.


Description of Awards


     Share Options. The Long-Term Plan permits the award of ISOs and NQSOs. Each Option granted under the plan must be evidenced by an Option Agreement specifying terms, including the type, the number of shares covered, the exercise price, when it is exercisable, any restrictions on transferability of the Option or the shares obtained upon exercise and duration of the Option. The purchase price per share of Common Shares covered by an Option shall be determined by the Board or the Committee but may not be less than the Fair Market Value of the underlying Common Shares on the date of grant. ISOs may only be granted to employees of the Company or its Subsidiaries. All ISOs must be granted at Fair Market Value or at 110% of Fair Market Value in the case of grants to 10% shareholders. No ISOs shall be exercisable more than ten years after their date of grant and five years after grant in the case of a 10% shareholder. Payment of an Option may be made with cash, with previously owned Common Shares, by foregoing compensation in accordance with Committee rules or by a combination of these.


     Share Appreciation Rights. The Long-Term Plan authorizes the Board or the Committee to grant SARs in lieu of Options, in addition to Options, independent of Options or as a combination of the foregoing. A holder of a SAR is entitled upon exercise to receive Common Shares, or cash or a combination of both, as the Board or the Committee may determine, equal in value on the date of exercise to the amount by which the Fair Market Value of one Common Share on the date of exercise exceeds the exercise price fixed by the Board or the Committee on the date of grant (which price shall not be less than 100% if the market price of a Common Share on the date of grant) multiplied by the number of shares in respect of which the SARs are exercised. If granted in lieu of an Option, the SAR is exercisable at the same time as the related Option and, when exercised, the related Option must be surrendered and ceases to be exercisable. If granted in addition to an Option, the exercise of the related Option causes the SAR also to be exercised. If granted independently of an Option, the SAR will be exercisable at such time as the Board or the Committee determines and its exercise will be unrelated to any Option. The term of any SAR will not exceed ten years.


     Restricted Shares. The Long-Term Plan authorizes the Board or the Committee to grant Restricted Shares to individuals with such Periods of Restriction as the Board or the Committee may designate. In the case of Covered Employees, the Board or the Committee shall also condition the vesting or lapse of such Periods of Restriction upon the attainment of one or more Performance Goals established by the Board or the Committee within the time period prescribed by Section 162(m) of the Code. These Performance Goals must be based on the attainment, by the Company or its Subsidiaries, of certain objective and/or subjective performance measures, which may include one


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or more of the following:  total shareholder return, return on equity, return on capital, earnings per share, cash flow per share, market share, share price, revenues, costs, net income, cash flow and retained earnings. Such Performance Goals may also be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries relative to the performance of other corporations. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of the Section 162(m)(4)(C) of the Code.

     Each grant of Restricted Shares will be evidenced by a Restricted Share Agreement that shall specify the Period of Restriction, the number of Restricted Shares granted and such other provisions determined by the Committee. During the Period of Restriction, Participants holding Restricted Shares may exercise full voting rights with respect to those shares and are entitled to all dividends and other distributions paid on the Common Shares.

     Performance Units, Performance Shares and Share Units. The Long-Term Plan authorizes the Board or the Committee to grant Performance Units and Performance Shares which may be earned if specified long-term corporate goals are achieved over a period of time selected by the Board or the Committee (a "Performance Period"). Prior to the grant of Performance Units or Performance Shares, the Board or the Committee must establish the Performance Goals (from among the performance measures described above relating to Restricted Shares) that must be satisfied before a payout of such Awards is made. At the conclusion of a particular Performance Period, the Board or the Committee will determine the extent to which the Performance Goals have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of the Performance Units or Performance Shares awarded to determine the payout to be received by the Participant; provided that no payout to a Covered Employee will be made thereunder except upon written certification by the Board or the Committee that the applicable Performance Goal(s) have been satisfied to a particular extent. As a result, depending upon the Company's performance in relation to the Performance Goals, a Participant may earn less or more than the number of Performance Shares or Performance Units initially awarded. In addition, to the extent that the value of a Performance Unit or Performance Share is related to the Common Shares, the value of any payout will be dependent upon the changing value of the shares. Payments may be made in cash, Common Shares or a combination, as determined by the Board or the Committee. With respect to Covered Employees, all Performance Goals will be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

     The Long-Term Plan also authorizes the grant of Share Units at any time and from time to time on such terms as shall be determined by the Board or the Committee. A Share Unit is a derivative interest in a Common Share based on a share equivalent. Share Units shall be payable in Common Shares upon the occurrence of certain trigger events set forth on the Participant's Election Form in his or her complete discretion ("Trigger Events"). The terms and conditions of the Trigger Events may vary by Share Unit award, by Participant, or both. Each Share Units awarded is credited to a Share Unit Account as a Common Share equivalent to reflect the Company's liability to that Participant. Additional share equivalents may be added to the Share Unit Account equal to the amount of Common Shares that could be purchased with dividends equal to that paid on one Common Share, multiplied by the number of share equivalents then existing in the Share Unit Account and based on the Fair Market Value of the Common Shares on the date a dividend is paid. A Participant is entitled to receive the Common Shares in his or her Share Unit Account upon the occurrence of the applicable Trigger Event. Share Unit Awards will not constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and, as such, will count toward the annual $1,000,000 deduction limit.


     Change in Control. Upon a Change in Control of the Company, all share-based Awards, such as ISOs, NQSOs, SARs, Restricted Shares and Share Units shall vest 100%, and all performance-based Awards, such as Performance Units and Performance Shares, shall immediately be paid out in cash, based upon the extent, as determined by the Board or the Committee, to which the Performance Goals have been met through the effective date of the Change in Control or based upon the assumed achievement of such goals, whichever is higher.

     Limits on Transferability and Exercisability. No Award granted under the Long-Term Plan may be sold, transferred, assigned, pledged or hypothecated, other than by will or by the laws of descent and distribution. Generally, all rights to any Award shall be exercisable only by the Participant during his lifetime.

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     All outstanding Awards granted under the plan will be forfeited immediately if a Participant is terminated for cause. Upon termination due to death or disability, all outstanding and vested Options and SARs may be exercised within one year but in no event after the expiration date. In the case of retirement or termination for any other reason, all outstanding and vested Options and SARs may be exercised within three months but in no event after the expiration date.

     In the event that a Participant terminates employment or service for any reason during the Period of Restriction, then any Restricted Shares subject to restrictions as of the date of termination shall automatically be forfeited subject to the discretion of the Board or the Committee to waive the forfeiture and impose new restrictions to such Restricted Shares in the event a Participant's service terminates for any reason other than for cause. Outstanding Performance Units and Performance Shares will entitle the Participant to receive pro-rated payments based upon the full months of service during the Performance Period. Share Units will be payable to the Participant if vested in the event of death, disability or retirement. If a Participant terminates service for any other reason, Performance Units and Performance Shares and unvested Share Units will be forfeited.


     Amendment and Discontinuance. The Long-Term Plan may be amended, altered or discontinued by the Board of Trustees but except as specifically provided therein, no amendment, alteration or discontinuance may be made which would in any manner adversely affect any Award theretofore granted under the plan, without the written consent of the Participant. Except as expressly provided in the Long-Term Plan, the plan may not be amended without shareholder approval to the extent such approval is required by law or the rules of a securities exchange on which the Company's Common Shares are listed.


     Federal Income Tax Consequences. The following is a brief discussion of the relevant federal income tax rules. The rules are highly technical and are subject to change.


     NQSOs and SARs. Upon the grant of a NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon the exercise of a NQSO or an SAR, the excess of the fair market value of the shares acquired on the exercise of the NQSO over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the shares on the date of exercise is used, except that special timing rules may apply in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee in the Company's taxable year in which the amount is included as income to the optionee. The optionee's tax basis in an Award paid in Common Shares is equal to the amount of ordinary income recognized and the holding period commences as of the date that income is recognized. Upon a subsequent sale or exchange of the Common Shares acquired, the optionee will have capital gain or loss (long-term or short-term depending upon whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.


     ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the sale price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of shares received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period. Option grants for shares which are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and any parent corporation or Subsidiary of the Company), which have a fair market value in excess of $100,000, shall be treated as options which are not ISO's, and will be subject to the same tax treatment as the grant of NQSO's discussed above.


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     Restricted  Shares. A Participant who is granted Restricted Shares may make a Section 83(b) election to have the grant taxed as ordinary income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares shall be taxed as capital gain (or loss) upon a subsequent sale. However, if the Participant does not make a Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a Participant makes a Section 83(b) election, any dividends paid on shares subject to the restrictions is ordinary income to the Participant and a deduction expense to the Company. The Company is generally entitled to a tax deduction for any ordinary income taxed to the Participant with respect to the shares. Upon a subsequent sale or exchange of the Common Shares acquired, the Participant will have capital gain or loss (long-term or short-term depending upon whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.

     Performance Units, Performance Shares and Share Units. A Participant who has been granted a Performance Unit, Performance Share or Share Unit Award will not realize taxable income until the units or shares vest and the Participant is in receipt of the Common Shares and/or cash distributed in payment of the award, at which time such Participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the ordinary income taxed to the Participant, subject to the provisions of Section 162(m) of the Code in the case of Share Unit Awards. The Participant's tax basis in an Award paid in Common Shares is equal to the amount of ordinary income recognized and the holding period commences as of the date that income is recognized. Upon a subsequent sale or exchange of the Common Shares acquired, the Participant will have capital gain or loss (long-term or short-term depending upon whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.


     1997 Share Option Plan Benefits. Since Awards will be considered by the Board or the Committee following consummation of the Investment and the Acquisition or, in the case of Messrs. Hatkoff and Klopp are subject to further negotiation, future Awards to executive officers and employees of the Company under the Long-Term Plan cannot be determined at this time.


     Vote Required. The affirmative vote of a majority of shares present or represented at the Annual Meeting and entitled to vote thereon is required to approve the Long-Term Plan with respect to Section 162(m) of the Code. Such vote will also satisfy the shareholder approval requirements of Section 422 of the Code with respect to the grant of ISOs.


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          PROPOSAL 6 --APPROVAL OF THE NON-EMPLOYEE TRUSTEE SHARE PLAN.


     CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE 1997 NON-EMPLOYEE TRUSTEE SHARE PLAN, ATTACHED TO THIS PROXY STATEMENT AS ANNEX E. ALL CAPITALIZED TERMS WHICH ARE NOT DEFINED HEREIN ARE DEFINED IN THE PLAN. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.


     On June [___], 1997, the Board of Trustees of the Company adopted the 1997 Non-Employee Trustee Share Plan (the "Trustee Share Plan"). The Trustee Share Plan will be effective upon shareholder approval. The Trustee Share Plan permits the grant of Nonqualified Share Option (NQSO), Restricted Shares, Share Appreciation Right (SAR), Performance Unit, Performance Share and Share Unit Awards.


     Purpose. The purpose of the Trustee Share Plan is to promote the success of the Company by providing incentives to Trustees to link their compensation to the long-term financial success of the Company and to growth in shareholder value. The plan is designed to provide flexibility to the Company in its ability to attract and retain the services of Trustees upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

     Administration. The Trustee Share Plan will be administered by the Board of Trustees. Among other things, the Board will have the authority to select Trustees to whom Awards may be granted, to determine the type of Awards as well as the number of Common Shares to be covered by each Award and to determine the terms and conditions of any such Awards. The Board will also have the authority to construe and interpret the plan, establish, amend or waive rules and regulations for its administration, accelerate the exercisability of any Award and amend the terms and conditions of any outstanding Award. All decisions made by the Board will be final and binding.

     Eligibility. Participants in the plan will be members of the Board of Trustees of the Company who are not, and who have not been at any time within the preceding three years, employees of the Company or any of its Subsidiaries.


     Number of Shares. The maximum number of shares that may be made subject of Awards under the Trustee Share Plan is 2,000,000. The maximum number of shares shall be reduced by the number of shares made the subject of awards under the Company's 1997 Long-Term Incentive Share Plan. Upon the grant of an Award, except for the grant of a Performance Unit Award denominated in dollars, the maximum number of shares shall be reduced by the number of shares in respect to which the Award is granted or denominated. For a Performance Unit Award denominated in dollars, the number of shares shall be reduced by an amount equal to the dollar amount of the Award, divided by the Fair Market Value of a share on the date the Award is granted.

     Subject to the foregoing limits, the shares available under the Trustee Share Plan can be divided among the various types of Awards and among the Participants as the Board determines. The shares are to be made available from authorized but unissued Company Common Shares or shares reacquired by the Company in the open market. The maximum number of shares subject to Awards under the Trustee Share Plan will adjust with any share dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or similar change to the Company's Common Shares.


Description of Awards


     Share Options. The Trustee Share Plan permits the award of NQSOs. Each NQSO granted under the plan must be evidenced by an Option Agreement specifying terms, the number of shares covered, the exercise price, when it is exercisable, any restriction on transferability of shares obtained upon the exercise of the option and the duration. The purchase price per Common Share covered by a NQSO shall be determined by the Board. Payment of a NQSO may be made with cash, with previously owned Common Shares, by foregoing compensation in accordance with Board rules or by a combination of these.


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     Share  Appreciation  Rights. The Trustee Share Plan authorizes the Board to grant SARs in lieu of a NQSO, in addition to a NQSO, independent of a NQSO or as a combination of the foregoing. A holder of a SAR is entitled upon exercise to receive a number of shares of Common Shares, or cash or a combination, as the Board may determine, equal in value on the date of exercise to the amount by which the Fair Market Value of one Common Share on the date of exercise exceeds the exercise price fixed by the Board on the date of grant (which price shall not be less than 100% of the of the market price of a Common Share on the date of grant) multiplied by the number of shares in respect of which the SARs are exercised. If granted in lieu of a NQSO, the SAR is exercisable at the same time as the related NQSO and, when exercised, the related NQSO must be surrendered and ceases to be exercisable. If granted in addition to a NQSO, the exercise of the related NQSO causes the SAR also to be exercised. If granted independently of a NQSO, the SAR will be exercisable at such time as the Board determines and its exercise will be unrelated to any NQSO. The term of any SAR will not exceed ten years.


     Restricted Shares. The Trustee Share Plan authorizes the Board to grant Restricted Shares to individuals with such Periods of Restriction as the Board may designate. Each grant of Restricted Shares will be evidenced by a Restricted Share Agreement that shall specify the Period of Restriction, the number of Restricted Shares granted and such other provisions determined by the Board. These provisions may include Performance Goals that must be satisfied before payout of an Award is made. The Performance Goals may be objectively based on measures such as total shareholder return, return on equity, return on capital, earnings per share, cash flow per share, market share, share price, revenues, costs, net income, cash flow and retained earnings, or subjectively based. During the Period of Restriction, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. During the Period of Restriction, participants holding Restricted Shares may exercise full voting rights with respect to the shares and are entitled to all dividends and other distributions paid on those shares.


     Performance Units, Performance Shares and Share Units. The Trustee Share Plan authorizes the Board to grant Performance Units and Performance Shares which may be earned if specified long-term Company goals are achieved over a period of time selected by the Board (a "Performance Period"). Prior to the grant of Performance Units or Performance Shares, the Board may establish the Performance Goals (from among the performance measures described above relating to Restricted Shares) that must be satisfied before a payout of such Awards is made. At the conclusion of a particular Performance Period, the Board will determine the extent to which such Performance Goals have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of the Performance Units or Performance Shares awarded to determine the payout to be received by the Participant. As a result, depending upon the Company's performance in relation to the Performance Goals, a Participant may earn less or more than the number of Performance Shares or Performance Units initially awarded. In addition, to the extent that the value of a Performance Share or Performance Unit is related to the Company's Common Shares, the value of any payout will be dependent upon the changing value of the Common Shares. Payments may be made in cash, Common Shares or a combination as determined by the Board.


     The Trustee Share Plan also authorizes the grant of Share Units at any time and from time to time on such terms as shall be determined by the Board of Trustees. A Share Unit is a derivative interest in a Common Share based on a share equivalent. Share Units shall be payable in Common Shares upon the occurrence of certain trigger events set forth on the Participant's Election Form in his or her complete discretion ("Trigger Events"). The terms and conditions of the Trigger Events may vary by Share Unit Award, by the Participant, or both. Each Share Unit awarded is credited to a Share Unit Account to reflect the Company's liability to that Participant. Additional share equivalents may be added to the Share Unit Account equal to the amount of Common Shares that could be purchased with dividends equal to that paid on one Common Share, multiplied by the number of share equivalents then existing in the Share Unit Account and based on the Fair Market Value of the Common Shares on the date a dividend is paid. A Participant is entitled to receive the Common Shares in his or her Share Unit Account to which a Share Unit Award relates upon the occurrence of the applicable Trigger Event.


     Change in Control. Upon a Change in Control of the Company, all NQSOs, SARs, Share Units and Restricted Shares shall vest 100%. All Performance Units and Performance Shares shall immediately be paid out in cash, based upon the extent, as determined by the Board, to which the Performance Goals have been met through the effective date of the Change in Control or based upon the assumed achievement of such goals, whichever is higher.


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     Limits on Transferability and Exercisability. Generally, no Award under the
Trustee Share Plan may be sold, transferred, assigned, pledged or hypothecated, other than by will or by the laws of descent and distribution and all rights to any Award shall be exercisable only by the Participant during his or her lifetime. NQSOs may, in the Board's discretion, be transferrable to members of the optionee's immediate family, a trust established for the benefit of one or more such family members or a partnership in which such family members are the only partners. The optionee may not receive any consideration for such transfers.

     All outstanding Awards granted under the plan will be forfeited immediately if the Trustee is removed. Upon ceasing service as a Trustee due to death or disability, all outstanding and vested NQSOs and SARs may be exercised within one year but in no event after the expiration date. If a Trustee retires or terminates service for any other reason, all outstanding and vested NQSOs and SARs may be exercised within three months but in no event after the expiration date.

     In the event a Trustee terminates service for any reason during the Period of Restriction, then any Restricted Shares subject to restrictions as of the date of such termination shall automatically be forfeited subject to the discretion of the Board to waive the forfeiture and impose new restrictions to such Restricted Shares in the event a Participant's service terminates for any reason other than for removal. Outstanding Performance Units and Performance Shares will entitle the Trustee to receive pro-rated payments based upon the full months of service during the Performance Period. Share Units will be payable to the Participant if vested in the event of death, disability or retirement. If a Trustee terminates service for any other reason, Performance Units, Performance Shares and unvested Share Units will be forfeited.


     Amendment and Discontinuance. The Trustee Share Plan may be amended, altered or discontinued by the Board of Trustees, but except as specifically provided therein, no amendment, alteration or discontinuance may be made which would in any manner adversely affect any Award theretofore granted without the written consent of the Participant. Except as expressly provided in the Trustee Share Plan, the plan may not be amended without shareholder approval to the extent such approval is required by law or the rules of a securities exchange on which the Company's Common Shares are listed.


     Federal Income Tax Consequences. The following is a brief discussion of the relevant federal income tax rules. The rules are highly technical and are subject to change.


     NQSOs and SARs. Upon the grant of a NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon exercise, the excess of the fair market value of the shares acquired on the exercise of a NQSO over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute a payment for services taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the shares on the date of exercise is used, except that special timing rules may apply as a result of Section 16(b) of the Exchange Act. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the amount included in the optionee's gross income in the Company's taxable year in which the amount is included as income to the optionee. The optionee's tax basis in an Award paid in Common Shares is equal to the amount of ordinary income recognized and the holding period commences as of the date that income is recognized. Upon a subsequent sale or exchange of the Common Shares acquired, the optionee will have capital gain or loss (long-term or short-term depending upon whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.

     Transferable NQSO. The transfer of a NQSO will have no immediate tax consequences to the Company, the Participant or the transferee. Upon the subsequent exercise of the transferred NQSO by the transferee, the Participant will realize ordinary income in an amount measured by the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction in the same amount. Any difference between such fair market value and the price at which the transferee may subsequently sell such shares will be treated as capital gain or loss to the transferee, long-term or short-term depending on the length of time the shares have been held by the transferee.



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     Restricted  Shares. A Participant who is granted Restricted Shares may make a Section 83(b) election to have the grant taxed as ordinary income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the Participant does not make a
Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a Participant makes a Section 83(b) election, any dividends paid on shares subject to the restrictions is ordinary income to the Participant and a compensation expense to the Company. The Company is generally entitled to a tax deduction for any ordinary income taxed to the Participant with respect to the shares. The Participant's tax basis is equal to the amount of ordinary income recognized and the holding period commences as of the date that income is recognized. Upon a subsequent sale or exchange of the Common Shares acquired, the Participant will have capital gain or loss (long-term or short-term depending upon whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.

     Performance Units, Performance Shares and Share Units. A Participant who has been granted a Performance Unit, Performance Share or Share Unit Award will not realize taxable income until the units or shares vest and the Participant is in receipt of the Common Stock and/or cash distributed in payment of the Award, at which time the Participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the ordinary income taxed to the Participant. The Participant's tax basis in an Award paid in Common Shares is equal to the amount of ordinary income recognized and the holding period commences as of the date that income is recognized. Upon a subsequent sale or exchange of the Common Shares acquired, the Participant will have capital gain or loss (long-term or short-term depending upon whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.


     1997 Trustee Share Plan Benefits. Awards under the Trustee Share Plan will commence only after it has been approved by shareholders at the Annual Meeting. Since any Awards will be considered by the Board after the Annual Meeting and following the consummation of the Investment and the Acquisition, Awards under the plan cannot be determined at this time.


     Vote Required. The Board of Trustees determined to adopt the Trustee Share Plan subject to shareholder approval at the Annual Meeting. Adoption of this proposal requires an affirmative vote of the majority of shares present or represented at the Annual Meeting and entitled to vote.



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




                          DESCRIPTION OF CAPITAL SHARES

     As of the date hereof, the authorized capital shares of the Company consist of the Common Shares and preferred shares of beneficial interests of the Company issuable in classes or series, of which 9,137,335 Common Shares are issued and outstanding and no preferred shares are authorized, issued or outstanding.

     Following approval of the Restated Declaration and the adoption by the Board of Trustees of the Certificate of Designation, the capital of the Company will consist of preferred shares of beneficial interests of the Company and common shares of beneficial interests in the Company issuable in classes or series, of which (i) up to 12,639,405 class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class A Preferred Shares") will be authorized, (ii) up to 12,639,405 class B 9.5% cumulative convertible non-voting preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class B Preferred Shares" and, together with the Class A Preferred Shares, the "Preferred Shares") will be authorized, (iii) the existing Common Shares of the Company will be redesignated as class A common shares, $1.00 par value, of beneficial interests in the Company (the "Class A Common Shares"), of which up to 21,776,740 will be authorized, and 9,137,335 will be issued and outstanding, and (iv) up to 21,776,740 class B common shares, $1.00 par value, of beneficial interests in the Company (the "Class B Common Shares") will be authorized, none of which will be issued and outstanding. The Restated Declaration permits the Board of Trustees to authorize and issue additional shares of beneficial interest in the Company and to establish additional classes or series of preferred shares of
beneficial   interests  and  common  interests  from  time  to  time,  including additional Class A Common Shares, Class B Common Shares, Class A Preferred Shares and Class B Preferred Shares. The Certificate of Designation and Investment Agreement, however, provide that the approval of the holders of the Preferred Shares is required in order to authorize, create or issue any class or series of capital shares of the Company other than "Junior Shares" (see "--Preferred Shares -- Voting Rights"), or to issue any Class B Preferred Shares other than upon the conversion of any Class A Preferred Shares (see "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- The Investment Agreement").

     The following summary description of the capital shares of the Company is qualified in its entirety by reference to the Certificate of Designation and the Restated Declaration, a copy of each of which is annexed hereto as annex B and annex C, respectively.

Common Shares

     Except as described below or as required by law, all Class A Common Shares and Class B Common Shares are identical and entitled to the same voting, dividend, liquidation and other rights. Holders of Class A Common Shares and Class B Common Shares are not entitled to preferences, appraisals or preemptive rights of any kind. No shareholder may demand that the Company redeem his or her Class A Common Shares or Class B Common Shares.

     Dividends. Holders of record of Class A Common Shares and Class B Common Shares on the record date fixed by the Company's Board of Trustees are entitled to receive such dividends as may be declared by the Board of Trustees out of funds legally available for such purpose, subject to the rights of the holders of any series of preferred shares. No dividends may be declared or paid in cash or property on any share of any class of Class A Common Shares and Class B Common Shares, however, unless simultaneously the same dividend is declared or paid on each share of the other classes of Class A Common Shares and Class B Common Shares except that if dividends are declared that are payable in common shares, such dividends shall be payable at the same rate on each class or series of Class A Common Shares and Class B Common Shares and shall be payable only in Class A Common Shares to holders of Class A Common Shares and in Class B Common Shares to holders of Class B Common Shares.

     Liquidation Rights. In the event of the liquidation of the Company and the distribution of its assets, after the payment in full or the setting apart for payment to all creditors of the Company of the amounts to which they shall be entitled and subject to such preferential amounts, if any, to which the holders of preferred shares at the time outstanding shall be entitled, the remaining assets of the Company available for payment and distribution to holders of Class A Common Shares and Class B Common Shares shall, subject to any participating or similar rights of preferred shares at the time outstanding, be distributed ratably, in accordance with the number of Class A Common


                                      -92-
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                                                        92

Shares and Class B Common Shares held by each such holder, equally among the holders of Class A Common Shares and Class B Common Shares at the time outstanding.

     Voting Rights. The Class B Common Shares do not have voting rights and are not counted in determining the presence of a quorum for the transaction of business at any meeting of the shareholders.

     Except as otherwise provided by law and subject to the special voting rights of any outstanding preferred shares, the approval of all matters brought before the shareholders requires the affirmative vote of the holders of a majority in voting power of the voting shares (including the Class A Common Shares) that are present in person or represented by proxy and voting as a single class.

     Conversion Rights. Each Class A Common Share is convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class B Common Share and, subject to delivery of the certification described below, each Class B Common Share is convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class A Common Share. If Class B Common Shares are to be converted into Class A Common Shares, the holder of the Class B Common Shares must certify to the Company that the shareholder either (a) will not, together with any other person (other than the Company) who previously held voting shares of the Company now held by the shareholder, upon the issuance of such Class A Common Shares, own more than 4.9% of any class of voting shares of the Company or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding more than 4.9% of any class or series of voting shares of the Company.


Preferred Shares

     General. The Restated Declaration permits the Board of Trustees to issue preferred shares in one or more classes or series, with such rights, powers, preferences, privileges and restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Trustees, including, but not limited to: (i) the distinctive designation of such class or series, and the number of preferred shares of such class or series authorized; (ii) the dividends payable with respect to such class or series, the rates or basis for determining such dividends, and conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on any other class or series of securities of the Company, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative; (iii) whether preferred shares of such class or series shall be redeemable at the option of the Company or upon the happening of a specified event, and, if redeemable, whether for cash, property or rights, including securities of the Company, the times, prices or rates and any adjustment and other terms and conditions of such redemption; (iv) the terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of preferred shares of such class or series; (v) whether or not preferred shares of such class or series shall be convertible into or exchangeable for other securities of the Company, at the option of the Company or of the holder of such preferred shares or both, or upon the happening of a specified event, and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof;
(vi) the extent, if any, to which the holders of the preferred shares of such class or series shall be entitled to vote with respect to the election of Trustees or on other issues, including without limitation the extent, if any, to which such holders shall be entitled, voting as a class or series or jointly with other classes or series, to elect one or more Trustees upon the happening of a specified event or otherwise, or entitled to multiple votes per preferred share; (vii) the restrictions, if any, on the issue or reissue of preferred shares of such class or series or any other classes or series; (viii) the extent, if any, to which the holders of the preferred shares of such class or series shall be entitled to preemptive rights; (ix) the rights of the holders of the preferred shares of such class or series upon the termination of the Company or any distribution of its assets, including without limitation any preferential amount payable upon such preferred shares or any other rights of holders of such preferred shares in the event of the liquidation, dissolution or winding up of the Company or the distribution of its assets; and (x) the terms of any other provisions to be applicable to such preferred shares and such other powers, preferences, rights, limitations or restrictions as the Board of Trustees shall determine.



                                      -93-
455009.26

     In connection with the Investment, the Board of Trustees will adopt a resolution which is set forth in the Certificate of Designation attached hereto as annex B providing for the creation of two classes of the Company's preferred shares, consisting of 12,639,405 Class A Preferred Shares and 12,639,405 Class B Preferred Shares. In connection with the closing of the Investment Agreement, Veqtor will purchase from the Company up to 12,639,405 and no less than 11,895,911 Class A Preferred Shares for a maximum aggregate purchase price of no more than approximately $34 million and no less than approximately $32 million, based upon a per share purchase price of $2.69.

     Except as described below or as required by law, both classes of Preferred Shares are identical and entitled to the same voting, dividend, liquidation and other rights.

     Dividends. Holders of the Preferred Shares are entitled to receive, when and as declared by the Board of Trustees, out of funds legally available therefor, cash dividends per share at the rate of 9.5% per annum on $2.69. Such dividends shall accrue (whether or not declared) and, to the extent not paid for any dividend period, will be cumulative. Dividends on the Preferred Shares are payable, when and as declared, semi-annually, in arrears, on December 26 and June 25 of each year commencing December 26, 1997. No dividends may be declared or paid in cash or property on any Preferred Share unless simultaneously the same dividend is declared or paid on both classes of Preferred Shares except that if dividends are declared that are payable in Common Shares or Preferred Shares, such dividends shall be payable at the same rate on the Preferred Shares and shall be payable only in Class A Common Shares and Class A Preferred Shares to holders of Class A Preferred Shares and in Class B Common Shares and Class B Preferred Shares to holders of Class B Preferred Shares. The Certificate of Designation provides that, unless all dividends and other amounts then accrued with respect to the Preferred Shares are paid in full, the Company may not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any other shares of the Company (other than payment in or in exchange for Junior Shares (as defined below)).

     Liquidation Preference. In the event of the liquidation of the Company and the distribution of its assets, the holders of the Preferred Shares are entitled to receive out of assets of the Company available for distribution to shareholders, an amount per share equal to $2.69 plus the amount of all dividends per share accrued and unpaid thereon through the date of final distribution to shareholders, whether or not declared, before any payment shall be made or any assets distributed to the holders of any other class or series of shares of the Company.

     Voting Rights. The Class A Preferred Shares are entitled to vote together with the holders of the Class A Common Shares as a single class on all matters submitted to a vote of shareholders. Each Class A Preferred Share entitles the holder thereof to a number of votes per share equal to the number of Class A Common Shares into which such Class A Preferred Share is then convertible. Except as described below, the Class B Preferred Shares do not have voting rights and are not counted in determining the presence of a quorum for the transaction of business at a shareholders' meeting.

     The holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, have, with certain limited exceptions, the right to approve any merger, consolidation or transfer of all or substantially all of the assets of the Company.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, is required in order to amend, alter or repeal any provision of the Certificate of Designation; authorize, create or issue any class or series of capital shares of the Company (other than Junior Shares); and incur any indebtedness if the Company's debt to equity ratio would exceed 5:1. "Junior Shares" are defined as common shares and any other class or series of shares of the Company now or hereafter authorized, issued or outstanding which is subject to the following restrictions and limitations: (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Shares shall have been paid in full; (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the liquidation preference with respect to the Preferred Shares and any accrued and unpaid dividends thereon before


                                      -94-
455009.26
any payment shall be made or any assets distributed to the holders of such other class or series of shares of the Company; and (iii) shares of such class or series are not required to be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Preferred Shares have theretofore been redeemed or converted.

     Conversion Right. Each Class A Preferred Share is convertible at the option of the holder thereof at any time and from time to time in whole or in part into an equal number of Class B Preferred Shares, or into a number of Class A Common Shares equal to the ratio of (x) $2.69 plus an amount equal to all dividends per share accrued and unpaid thereon as of the date of such conversion to (y) the Conversion Price in effect as of the date of such conversion. Each Class B Preferred Share is convertible at the option of the holder thereof at any time and from time to time in whole or in part into an equal number of Class A Preferred Shares or into a number of Class B Common Shares equal to the ratio of
(x) $2.69 plus an amount equal to all dividends per share accrued and unpaid thereon as of the date of such conversion to (y) the Conversion Price in effect as of the date of such conversion. If Class B Preferred shares are to be converted into Class A Preferred shares, the holder of the Class B Preferred Shares must certify to the Company that the shareholder either (a) will not, together with any other person (other than the Company) who previously held voting shares of the Company now held by the shareholder, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of voting shares of the Company or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding more than 4.9% of any class or series of voting shares of the Company. Initially, the "Conversion Price" will be equal to $2.69, but the Conversion Price will be adjusted to provide the holders of the Class A Preferred Shares with customary anti-dilution protection, including protection for the issuance of additional shares at a price less than $2.69 per share.

     If Class B Preferred Shares are to be converted into Class A Preferred Shares, in connection with any conversion, the shareholder must certify to the Company that the shareholder either (a) will not, together with any other person (other than the Company) who previously held voting shares of the Company now held by the shareholder, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of voting shares of the Company or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding more than 4.9% of any class or series of voting shares of the Company.


                                      -95-
455009.26

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion sets forth material federal income tax matters relevant to the Company after consummation of the Investment and implementation of the proposed new business plan. This discussion is based on the Code, applicable Treasury regulations thereunder, administrative rulings, practice and procedures and judicial authority on the date of this Proxy Statement, all of which are subject to change, which changes could be applied retroactively. This discussion is for general information only.


     Termination of REIT Status. The new business plan contemplates that the Company will grow through a combination of leverage and a retention of all or a substantial portion of the earnings of the Company. Accordingly, for this and other reasons, the Company will not be able to comply with the real estate investment trust ("REIT") requirement that it distribute at least 95% of its REIT taxable income, and, therefore, the Company anticipates that its status as a REIT will terminate, effective for 1997. Accordingly, the Company anticipates that it will be treated as a corporation for federal, state and local income tax purposes, and that it will be subject to federal, state and local income tax on its taxable income. The discussion that follows assumes that the Company's status as a REIT will terminate for 1997, and that the Company will be taxed as a corporation for 1997 and future years.

     Consequences of Distributions from a Company Not Taxable as a REIT. It is anticipated that the Company will not qualify as a REIT during 1997 or thereafter. As a consequence, the Company will be subject to federal income taxes on taxable income earned during 1997 and thereafter and will no longer be entitled to a deduction for any dividends paid to shareholders. In addition, the Company will not be subject to the required distribution rules applicable to REITs. Corporate shareholders that satisfy certain holding period requirements will be entitled to a dividends received deduction on dividends paid out of current or accumulated earnings and profits. The Company, however, generally does not intend to pay dividends on its Common Shares for the foreseeable future.

     Distributions. The Company expects to pay dividends on its Preferred Shares, although it does not anticipate making any distributions with respect to its Common Shares. Any distributions will be treated as dividends for federal income tax purposes to the extent of the Company's current or accumulated earnings and profits, and as such, will be eligible for any applicable dividends received deduction for corporate shareholders and will be treated as ordinary dividend income for other shareholders.

     Utilization of Net Operating Losses and Capital Loss Carry-forward. Generally, a corporation is allowed to carry its net operating losses back three years and forward up to 15 years following the taxable year in which such losses arose. A net operating loss from a year in which an entity was a REIT can be carried forward but cannot be carried back, and losses from years in which an entity is not a REIT cannot be carried back to a year in which it was a REIT.

     A corporation is generally able to utilize a net operating loss that arose in a year in which it qualified as a REIT in a subsequent year in which it no longer qualified as a REIT. Accordingly, the Company will not be prevented by the net operating loss rules from using its net operating losses solely because its operations and assets will no longer allow for qualification as a REIT.

     The Company is entitled to carry any net long term capital losses forward up to five years following the taxable year in which such losses arose. Capital losses can only be offset against capital gains and not against ordinary income.

     Limitations on Net Operating Losses. The ability of the Company to utilize net operating losses ("NOLs") has been restricted under Section 382 of the Code as a result of the "ownership changes" that have occurred and may be further restricted as a result of the ownership change that will occur with respect to the Company as a result of the Investment. Code Section 382 limits a corporation's ability to use its net operating losses when certain changes in the ownership of the corporation's shares occur within a three year period. The limitation on the utilization of NOLs also applies to any net unrealized built in losses of the Company. An ownership change occurred with respect to the Company in October 1994 as a result of an ownership change with respect to the Company's Former Parent, and a second ownership change occurred in January 1997 as a result of CRIL's acquisition of the ownership interest from the Former Parent. The Investment is expected to result in another ownership change with respect to the Company

                                      -96-
455009.26
under Code Section 382 for purposes of limitations on the use of the Company's net operating loss and capital loss Carry-forward ("Loss Carry-forward").

     As of December 31, 1996, the Company had approximately $17,631,000 million of Loss Carry-forward for Federal income tax purposes. The amount of the Company's annual taxable income which may be offset by Loss Carry-forward generally will be limited as a result of an ownership change to an amount determined by multiplying the value of the Company at the time of the ownership change (not including the Investment) by the "long-term tax exempt rate" published monthly by the Treasury Department. The limitations resulting from the October 1994 and January 1997 ownership changes can be reduced by the ownership change that will occur as a result of the Investment, but cannot be increased by that transaction. For this purpose, the value of the Company on January 3, 1997, based on the number of shares outstanding (9,137,335) and the closing price of the Company's common shares ($2 3/4) on January 2, 1997, was approximately $25 million and the long-term tax exempt rate, as of January 3, 1997, was 5.60%. The value of the Company based on the purchase price paid in the January 1997 ownership change was approximately $26.6 million. Accordingly, the January 1997 ownership change is expected to result in a limitation on the amount of Loss Carry-forward that may be used to offset the taxable income of the Company, if any, in an amount equal to approximately $1.5 million per year. The ownership change that is expected to occur as a result of the Investment may result in a lower, but not a higher limitation. The actual amount of the limitation imposed by Code Section 382 may vary, depending upon the actual data used in the foregoing calculations, which will be made as of the effective date of the change in the Company's ownership. The Loss Carry-forward that consist of capital losses will be useable only to the extent that the Company recognizes capital gains.

     In addition to this limitation, if the Company does not continue its business enterprise within the meaning of Code Section 382(c) at all times during the two-year period beginning on the date of the Closing, the amount of Loss Carry-forward and built-in losses that may be used to offset taxable income will, subject to certain exceptions, be reduced to zero, and the net operating loss limitation may also be reduced if the Company has substantial non-business assets. The Company's business activities during 1995 and 1996 included both the ownership of real estate, and the ownership of mortgages secured by real estate. The Company intends to continue the business of ownership of real estate mortgages, and believes that this business activity will satisfy the business continuity requirement, and allow it to satisfy the other requirements of
Section 382, although there can be no assurance that it will do so.

     Alternative Minimum Tax. For alternative minimum tax purposes, net operating losses can be used to offset only 90 percent of alternative minimum taxable income ("AMTI"). Thus, to the extent that the net operating losses of the Company are used to offset regular taxable income, alternative minimum tax will still be required to be paid on 10 percent of AMTI at the alternative minimum tax rate of 20 percent. In addition, if the Code Section 382 limitation were triggered, the amount of NOLs that could be used to offset AMTI would be subject to limitations similar to those described above for utilization of NOLs to offset income subject to the regular income tax.

     Personal Holding Company Status. Following the Investment, it is anticipated that more than 50% of the equity ownership of the Company will be held, directly or indirectly, by five or fewer individuals, with the result that the Company will meet the share ownership test of the personal holding company rules of Code Section 542(a)(2). In that event, if the Company also satisfied the adjusted ordinary gross income requirement of Code Section 542(a)(1), the Company would be treated as a personal holding company for federal income tax purposes, and would be subject to an additional tax on its undistributed personal holding company income. Such undistributed personal holding income is taxed at a rate of 39.6% A corporation that receives most of its income from interest would generally satisfy the adjusted ordinary gross income requirement. However, the personal holding company rules contain an exception for a lending or finance company that satisfies the tests established in Code Section 542(c)(6). The requirements for qualification as a lending or finance company are complex, and although the Company will endeavor to operate in a manner that enables it so to qualify, there can be no assurances that it will be able to do so.

     Shareholders should consult their own tax advisors as to the effect of the Investment and the adoption of the other proposals described in this Proxy Statement under applicable state or local tax laws.



                                      -97-
455009.26

                              SHAREHOLDER PROPOSALS


     Under the rules and regulations of the Commission as currently in effect, any holder of at least $1,000 in market value of Common Shares who desires to have a proposal presented in the Company's proxy material for use in connection with the annual meeting of shareholders to be held in 1998 must transmit that proposal (along with his or her name, address, the number of Common Shares that he or she holds of record or beneficially, the dates on which the securities were acquired and documentary support for a claim of beneficial ownership) in writing to the Company at 131 Stewart Street #200, San Francisco, California 94105. Proposals of shareholders intended to be presented at the next annual meeting of shareholders must be received by the Company not later than January 15, 1998.

     Shareholders desiring to have proposals submitted for consideration at future meetings of the shareholders should consult the applicable rules and regulations of the Commission with respect to such proposals, including the permissible number and length of proposals and other matters governed by such rules and regulations.


                                    By order of the Board of Trustees


                                    FRANK A. MORROW
                                    Chairman of the Board



June __, 1997



                                      -98-
455009.26

                          INDEX TO FINANCIAL STATEMENTS


       YEAR ENDED DECEMBER 31, 1996 AND THREE MONTHS ENDED MARCH 31, 1997


                                                                           Page


INDEPENDENT AUDITORS' REPORT................................................F-2

INDEPENDENT ACCOUNTANTS' REPORT.............................................F-3

COMBINED BALANCE SHEETS - DECEMBER 31, 1996 AND 1995
      AND MARCH 31, 1997....................................................F-4

COMBINED STATEMENTS OF INCOME FOR THE YEARS ENDED
      DECEMBER 31, 1996, 1995 AND 1994
      AND THE THREE MONTHS ENDED MARCH 31, 1997 AND 1996 ...................F-5


COMBINED STATEMENTS OF CHANGES IN PARTNERS' AND MEMBERS'
      CAPITAL (DEFICIENCY) FOR THE YEARS ENDED
      DECEMBER 31, 1996, 1995 AND 1994
      AND THE THREE MONTHS ENDED MARCH 31, 1997  ...........................F-6


COMBINED STATEMENTS OF CASH FLOWS FOR THE
      YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
      AND THE THREE MONTHS ENDED MARCH 31, 1997 AND 1996  ..................F-7

NOTES TO COMBINED FINANCIAL STATEMENTS .....................................F-9




455009.26
                                       F-1

                          INDEPENDENT AUDITORS' REPORT


To the Partners and Members of
   Victor Capital Group, L.P.
   (A Delaware Limited Partnership)
   and Affiliates


We have audited the accompanying combined balance sheets of Victor Capital Group, L.P. (A Delaware Limited Partnership) and Affiliates as of December 31, 1996 and 1995, and the related combined statements of income, changes in partners' and members' capital (deficiency), and cash flows for each of the three years in the period ended December 31, 1996. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Victor Capital Group, L.P. (A Delaware Limited Partnership) and Affiliates as of December 31, 1996 and 1995, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                          David Berdon & Co. LLP

                                          Certified Public Accountants




New York, New York
March 10, 1997





455009.26
                                       F-2

                         INDEPENDENT ACCOUNTANTS' REPORT




To the Partners and Members of
   Victor Capital Group, L.P.
   (A Delaware Limited Partnership)
   and Affiliates



We have reviewed the accompanying combined balance sheet of Victor Capital Group, L.P. (A Delaware Limited Partnership) and Affiliates as of March 31, 1997 and the related combined statements of income, changes in partners' and members' capital (deficiency), and cash flows for the three months then ended and the combined statements of income and cash flows for the three months ended March 31, 1996. These combined financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying combined financial statements for them to be in conformity with generally accepted accounting principles.


                                            David Berdon & Co. LLP


                                            Certified Public Accountants

New York, New York
April 21, 1997



455009.26
                                       F-3



                                 VICTOR CAPITAL GROUP, L.P.
                              (A DELAWARE LIMITED PARTNERSHIP)
                                       AND AFFILIATES

                                   COMBINED BALANCE SHEETS



                                                                          DECEMBER 31,               MARCH 31,
                                                                 ------------------------------    ------------
    ASSETS                                                          1996               1995            1997
    ------                                                          ----               ----            ----
                                                                                                    (UNAUDITED)
CURRENT ASSETS:
    Cash and cash equivalents (Note 2(c))                        $1,056,048         $1,258,429     $1,150,282
    Investment in available for sale securities (Note 2(d))           8,400              8,400          8,400
    Investment in unregistered securities (Note 2(e))                   --             124,250            --
    Accounts receivable (Note 2(i))                                 563,602            900,000        520,955
    Expense reimbursement receivable                                 30,294             85,727         26,550
    Due from partner (Note 4)                                        24,000            159,000            --
    Sundry                                                           16,701              5,405         26,266
                                                                 ----------         ----------     ----------
         TOTAL CURRENT ASSETS                                     1,699,045          2,541,211      1,732,453


DEFERRED COSTS (Note 2(j))                                          106,110                --             --

PROPERTY AND EQUIPMENT - NET (Notes 2(g) and 3)                      90,071            107,840         99,584

SECURITY DEPOSITS                                                     3,220              3,110          3,220
                                                                 ----------         ----------     ----------

         TOTAL ASSETS                                            $1,898,446         $2,652,161     $1,835,257
                                                                 ==========         ==========     ==========

LIABILITIES AND PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY)

CURRENT LIABILITIES:
    Accounts payable and accrued liabilities                     $  173,511         $   78,979     $  154,592
    Bonuses payable - discretionary (Note 5)                      1,441,500          1,206,000            --
    Accrued local business taxes                                     27,845             48,869         63,745
    Unearned revenue (Note 2(b))                                     19,739                --          19,739
    Due to partners (Note 6)                                            --                 --         725,000
                                                                 ----------         ----------     ----------
         TOTAL LIABILITIES                                        1,662,595          1,333,848        963,076

COMMITMENTS AND CONTINGENCIES (Note 9)

PARTNERS' AND MEMBERS' CAPITAL                                      235,851          1,318,313        872,181
(DEFICIENCY)                                                     ----------         ----------     ----------

TOTAL LIABILITIES AND PARTNERS' AND
MEMBERS'  CAPITAL (DEFICIENCY)                                   $1,898,446         $2,652,161     $1,835,257
                                                                 ==========         ==========     ==========



             The accompanying notes to combined financial statements
                   are an integral part of these statements.



455009.26
                                       F-4



                                                         VICTOR CAPITAL GROUP, L.P.
                                                      (A DELAWARE LIMITED PARTNERSHIP)
                                                               AND AFFILIATES

                                                        COMBINED STATEMENTS OF INCOME


                                                       YEARS ENDED DECEMBER 31,                   THREE MONTHS ENDED MARCH 31,
                                                       -----------------------                    ----------------------------
                                                    1996           1995           1994              1997               1996
                                                  --------       --------       --------          --------            ------
                                                                                                           (UNAUDITED)
INCOME:
    Fees earned (Notes 2(b), (c), (e) and 8)    $6,940,036      $5,981,219     $5,159,157        $1,624,314        $1,652,329
    Investment income                               70,126          23,627         31,174             4,622             9,615
    Gain on sale of securities                         --              518          3,263               --                --
    Sublease income (Note 9)                           --           24,030         41,167               --                --
    Gain on surrender of unregistered
    securities (Note 2(e))                         262,585             --             --                --                --
    Gain (loss) on disposal of
    property and equipment                          --               2,521        (2,884)            --                   --
                                                ----------      ----------     ----------       -----------        ----------
         TOTAL INCOME                            7,272,747       6,031,915      5,231,877         1,628,936         1,661,944
EXPENSES:
    Employee salaries                           $1,164,897      $1,294,416     $1,265,384          $373,788          $287,182
    Discretionary employee bonuses (Note 5)      1,441,500       1,206,000      1,247,000               --                --
    Payroll taxes                                  103,504         101,013        100,122            54,799            50,090
    Employee benefits                              123,146         112,420         96,004            31,957            28,986
    Management fees (Note 8)                       860,573         836,560        821,000           218,913           215,143
    Rent expense (Note 9)                          292,309         261,917        125,143            73,384            66,739
    Telephone                                       61,439          62,139         39,259            16,503            12,215
    Insurance                                       15,828          30,927         36,594             8,165             7,531
    Stationery, printing and supplies               31,483          46,960         26,663            16,803             5,136
    Local travel and transportation                  7,531           8,532         12,711             2,039               877
    Postage                                          7,702           7,775          3,317             3,065             1,609
    Travel and entertainment                        49,147          76,364         51,535            20,436             7,954
    Messenger/courier                                2,909           2,987          2,764             1,105             1,129
    Payments to subcontractors                      40,450         168,553        325,434            31,610            12,125
    Public relations                                24,010          25,236         25,122             6,000             6,000
    Dues and subscriptions                          10,623          11,814         12,257             2,830             6,002
    Miscellaneous                                   33,614          34,785         29,343             9,156             3,675
    Contributions                                   29,315           8,545          6,575             6,050               525
    Professional fees                               67,804          79,647        119,259            67,136            11,964
    Local business taxes                           143,642          97,620         21,462            35,900            43,700
    Advertising                                     52,076          33,151          9,117               --              2,365
    Bad debt expense                                   --              --           8,581               --                --
    Information system expense                      22,299          31,832         16,189             1,984             4,538
    Depreciation                                    44,004          49,638         43,529            10,983            11,001
    Interest expense (Note 7)                        --             30,852         64,459             --                  --
                                                ----------      ----------     ----------       -----------        ----------
         TOTAL EXPENSES                          4,629,805       4,619,683      4,508,823           992,606           786,486
                                                ----------      ----------     ----------       -----------        ----------
NET INCOME BEFORE EXTRAORDINARY
ITEM                                             2,642,942       1,412,232        723,054           636,330           875,458
EXTRAORDINARY ITEM - Gain on
extinguishment of debt (Note 7)                     --             181,319         --                 --                --
                                                ----------      ----------     ----------       -----------        ----------
NET INCOME                                      $2,642,942      $1,593,551     $  723,054       $   636,330        $  875,458
                                                ==========      ===========    ==========       ===========        ==========


         The accompanying notes to combined financial statements are an integral part of these statements.



455009.26
                                       F-5

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES


        COMBINED STATEMENTS OF CHANGES IN PARTNERS' AND MEMBERS' CAPITAL
                                  (DEFICIENCY)
            FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 AND
                      THE THREE MONTHS ENDED MARCH 31, 1997



PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY) - JANUARY 1, 1994        $  888,172
Net income for the year ended December 31, 1994                         723,054
Distributions to partners and members during 1994                    (1,833,309)
                                                                     ----------
PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY) - DECEMBER 31, 1994        (222,083)
Capital contributions during 1995                                       282,883
Net income for the year ended December 31, 1995                       1,593,551
Distributions to partners and members during 1995 (Note 1)             (336,038)
                                                                     ----------
PARTNERS' AND MEMBERS' CAPITAL - DECEMBER 31, 1995                    1,318,313
Net income for the year ended December 31, 1996                       2,642,942
Distributions to partners and members during 1996 (Notes 1 and 2(e)) (3,725,404)
                                                                     ----------
PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY) - DECEMBER 31, 1996         235,851
Net income for the three months ended March 31, 1997  (Unaudited)       636,330
                                                                      ---------
PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY) - MARCH 31, 1997          $ 872,181
(UNAUDITED)                                                           =========







           The accompanying notes to combined financial statements are an integral part of these statements.



455009.26
                                       F-6

                                                         VICTOR CAPITAL GROUP, L.P.
                                                      (A DELAWARE LIMITED PARTNERSHIP)
                                                               AND AFFILIATES

                                                      COMBINED STATEMENTS OF CASH FLOWS


                                                              YEARS ENDED DECEMBER 31,                THREE MONTHS ENDED
                                                              ------------------------                MARCH 31,
                                                                                                      -------------------------
                                                           1996            1995           1994           1997         1996
                                                          ------          ------         ------         ------       -----
                                                                                                            (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                      $2,642,942      $1,593,551    $  723,054      $  636,330    $  875,458
                                                        ----------      ----------    ----------      ----------    ----------
  Adjustments to reconcile net income to net
   cash provided by (used in) operating activities:
           (Gain) on sale of securities                        --            (518)        (3,263)            --           --
           Extraordinary (gain) on extinguishment of
           debt                                                --        (181,319)           --              --           --
           (Gain) on disposition of security              (262,585)            --            --              --           --
           (Gain) loss on disposal of property and                                                                        --
           equipment                                           --          (2,521)         2,884             --           --
           Deferred rent                                       --              --       (114,381)            --           --
           Bad debt expense                                    --              --          8,581             --
           Depreciation                                     44,004          49,638        43,529          10,983        11,001
           Unregistered securities received for
           services rendered                              (750,000)       (124,250)          --              --           --
           Proceeds from the sale of trading securities        --           60,920        11,463             --           --
  Changes in assets and liabilities:
    (Increase) decrease in:
           Accounts receivable                             336,398        (333,000)     (199,625)         42,647       667,164
           Expense reimbursement receivable                 55,433          21,884       (50,538)          3,744        59,401
           Prepaid local business taxes                         --          12,691       (12,691)            --           --
           Sundry                                          (11,296)         (5,405)       11,036          (9,565)        1,904
           Security deposits                                  (110)         11,590       (12,313)            --         (5,000)
  (Decrease) increase in:
           Accounts payable and accrued liabilities         94,532           8,372        (1,681)        (18,919)       49,355
           Bonuses payable - discretionary                 235,500         284,000       922,000      (1,441,500)   (1,206,000)
           Accrued local business taxes                    (21,024)         48,869           --           35,900        43,700
           Unearned revenue                                 19,739             --            --              --           --
           Accrued interest due to affiliate                   --           30,852         4,402             --           --
                                                         ---------      ----------    ----------      ----------    ----------
                    Total adjustments                     (259,409)       (118,197)      609,403      (1,376,710)     (378,475)
                                                         ---------      ----------    ----------      ----------    ----------
NET CASH PROVIDED BY (USED IN ) OPERATING
ACTIVITIES                                               2,383,533       1,475,354     1,332,457        (740,380)      496,983
                                                         ---------      ----------    ----------      ----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Employee loans receivable                                 --            30,000       (30,000)            --           --
    Due from partner                                       135,000        (159,000)          --           24,000       156,500
    Deferred costs                                        (106,110)            --            --          106,110          --
    Purchase of property and equipment                     (26,235)        (42,365)      (77,524)        (20,496       (16,970)
    Proceeds from the sale of securities                   386,835             --            --              --           --
    Proceeds from disposal of property and equipment          --             4,256           --              --           --
                                                         ---------      ----------    ----------      ----------    ----------
NET CASH PROVIDED BY (USED IN) INVESTING                   389,490        (167,109)     (107,524)        109,614       139,530
                                                         ---------      ----------    ----------      ----------    ----------
ACTIVITIES

Subtotal (carried forward)                               2,773,023       1,308,245     1,224,933       (630,766)      636,513



             The accompanying notes to combined financial statements
                   are an integral part of these statements.




455009.26
                                       F-7


                                                         VICTOR CAPITAL GROUP, L.P.
                                                      (A DELAWARE LIMITED PARTNERSHIP)
                                                               AND AFFILIATES

                                                      COMBINED STATEMENTS OF CASH FLOWS

                                                             YEARS ENDED DECEMBER 31,                        THREE MONTHS
                                                                                                           ENDED MARCH 31,
                                                  -----------------------------------------------   ------------------------------
                                                                                                             (UNAUDITED)
                                                       1996            1995            1994              1997           1996
                                                       ----            ----            ----              ----           ----
Subtotal (brought forward)                            $2,773,023       $1,308,245      $1,224,933      $ (630,766)      $  636,513
                                                      ----------       ----------      ----------      ----------       ----------
CASH FLOWS FROM FINANCING
ACTIVITIES:
       Contributions from partners                           --           282,883             --               --              --
       Distributions to partners and members         (2,975,404)        (336,038)     (1,833,309)              --        (900,000)
       Payment of note payable due affiliate                 --         (500,000)             --               --              --
       Increase in note payable due affiliate                --               --           60,057              --              --
       Due to partners                                    --              --              --               725,000             --
                                                  ---------------  -------------- ----------------     -----------    -----------
NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES                                 (2,975,404)        (553,155)     (1,773,252)          725,000       (900,000)
                                                     -----------       ----------     -----------       ----------     ----------
NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS                                       (202,381)          755,090       (548,319)           94,234       (263,487)
CASH AND CASH EQUIVALENTS -
BEGINNING OF PERIOD                                    1,258,429          503,339       1,051,658        1,056,048       1,258,429
                                                      ----------        ---------      ----------        ---------       ---------
CASH AND CASH EQUIVALENTS -
   END OF PERIOD                                      $1,056,048       $1,258,429      $  503,339       $1,150,282      $  994,942
                                                      ==========       ==========      ==========       ==========      ==========
NONCASH FINANCING ACTIVITIES:
     Unregistered securities distributed to           $  750,000   $      --       $      --         $     --        $     --
     partners                                         ==========   ==============  ==============    =============   ========
SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION:
     Cash paid during the period for interest      $       --          $    2,214   $      --        $     --        $     --
                                                   =============       ==========   =============    =============   ========


 The accompanying notes to combined financial statements are an integral part of these statements.



455009.26
                                                                  F-8

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
              (INFORMATION AT MARCH 31, 1997 AND 1996 IS UNAUDITED)


NOTE 1 -          ORGANIZATION
                  ------------

                  Victor Capital Group, L.P. (the "Partnership") was organized as a Delaware Limited Partnership on February 17, 1989. The purposes of the Partnership are, among other things, to earn fee income from services rendered in connection with equity and debt investments in real property and interests therein, to invest in real estate partnerships, and to acquire, hold and otherwise deal with equity and debt investments in real property of all kinds. The sole general partner of the Partnership is Valentine Wildove & Company, Inc. ("Valentine Wildove"), which currently has a 15% ownership interest. The limited partners are John R. Klopp and Craig M. Hatkoff, who presently have ownership interests of 42.5% each.

                  In June 1995, the Partnership entered into an agreement with a former limited partner, Windsor Investors Corporation ("Windsor Investors"), whereby Valentine Wildove was assigned Windsor Investors' 4.9% limited partnership interest and all related rights thereto, in exchange for the Partnership's payment in respect of a $500,000 promissory note (the "Note") due to Windsor Investors (see Note 7).

                  The allocations among the partners of profits and losses are governed by the Partnership Agreement. The Partnership Agreement provides, among other things, that any losses of the Partnership are allocated to the partners in accordance with the partners' percentage interests, provided the allocation would not cause a negative balance in the partners' capital account. In this case, losses are allocated to those partners with positive capital account balances in proportion to such balances. If no partner has a positive capital account balance, all losses are allocated to the general partner. Net profits of the Partnership are to be allocated: first, pro rata among the partners in proportion to the amount of cumulative net losses allocated to each partner since the amendment and restatement of the Partnership Agreement, until such losses have been reduced to zero; second, pro rata among the partners in proportion to the amount that cumulative cash distributions (as defined) exceed cumulative net profits; and third, to the extent cumulative net profits exceed cumulative cash distributions, to the partners in the same manner as distributable cash (as defined).

                  Commencing June 14, 1995, Partnership profits were allocated on a pro rata basis in accordance with the current partner percentage interests described above due to the termination of Windsor Investors limited partnership interest as of June 13, 1995.

                  As of December 1, 1995, the partners entered into an agreement which provides for the payment of additional distributions to the general partner, Valentine Wildove & Company, Inc. For 1996 and 1995, distributions made in accordance with this agreement amounted to $1,011,014 and $53,155, respectively. For the three months (unaudited) ended March 31, 1997, the Partnership did not make any additional distributions to Valentine Wildove & Company, Inc.

                  Victor Asset Management Partners, L.L.C., VP Metropolis Services, L.L.C. and 970 Management, LLC (collectively the "Affiliates") are related to Victor Capital Group, L.P. through common ownership as members John R. Klopp and Craig M. Hatkoff each own a fifty-percent interest in all three entities. Each affiliate was organized for the purpose of providing asset management and advisory services relating to various mortgage pools and/or real estate properties. Victor Asset Management Partners, L.L.C. was organized under New York State law in 1995. VP Metropolis Services, L.L.C. was organized in 1994 in the State of New Jersey and 970 Management, LLC was organized in New York State during 1996.




455009.26
                                                        F-9

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
              (INFORMATION AT MARCH 31, 1997 AND 1996 IS UNAUDITED)


NOTE 1 -          ORGANIZATION (continued)
                  ------------

                  Profits, losses and distributions relating to each affiliate are allocated to each of the owners on a pro rata basis in accordance with their ownership percentage.


NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                  ------------------------------------------

         (a)      Principles of Combination

                  The accompanying combined financial statements include the accounts of Victor Capital Group, L.P. (A Delaware Limited Partnership), Victor Asset Management Partners, L.L.C., VP Metropolis Services, L.L.C. and 970 Management, LLC, all of which are related through common ownership. All significant intercompany accounts and transactions have been eliminated.

         (b)      Revenue Recognition

                  Fees from professional advisory services are recorded as services are rendered and exclude expenses incurred on behalf of and charged to clients. Fees from mortgage placement services and asset management and advisory services are recognized when earned.

         (c)      Credit Risk and Concentrations

                  The Partnership and Affiliates have a significant amount of cash on deposit in two financial institutions.

                  In 1996, the Partnership and Affiliates conducted 30 engagements on behalf of 23 clients. Revenue earned during 1996 included approximately $2,823,000 from a multi-phase assignment on behalf of two related clients which comprised approximately 41% of the total annual revenue. In 1995, the Partnership and Affiliates conducted approximately 40 engagements on behalf of 19 clients. Revenue earned during 1995 included approximately $1,174,000 from one client, which comprised approximately 20% of revenues earned during the year ended December 31, 1995. In 1994, the Partnership and Affiliates conducted approximately 26 engagements on behalf of 16 clients. Revenue earned during the year ended December 31, 1994 included approximately $3,115,000 from two clients and accounted for approximately 60% of annual revenues earned.

                  Revenues earned from 10 engagements during the three months (unaudited) ended March 31, 1997 included approximately $1,157,000 from three clients and accounted for approximately 71% of quarterly revenues earned. Revenues earned from 11 engagements during the three months (unaudited) ended March 31, 1996 included approximately $1,186,000 from five clients and accounted for approximately 72% of quarterly revenues earned.

         (d)      Investment in Available for Sale Securities

                  As of December 31, 1996 and 1995, respectively, investments in available for sale securities are stated at their market values. As of March 31, 1997 (unaudited), the securities continue to be carried at their market values.






455009.26
                                                       F-10

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
              (INFORMATION AT MARCH 31, 1997 AND 1996 IS UNAUDITED)


NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
                  ------------------------------------------

         (e)      Investment in Unregistered Securities

                  During 1995, the Partnership received cash and unregistered securities in connection with an engagement to provide financial advisory services. At the time the services were rendered the fair market value of the securities was determined to be $124,250. The combined financial statements for 1995 reflect this amount as investment in unregistered securities and fees earned. During 1996, pursuant to a plan of merger between the issuer of the unregistered securities and other parties, the securities were surrendered in exchange for cash of $386,835 resulting in a gain of $262,585.

                  In 1996, the Partnership also received unregistered securities and cash in exchange for services rendered. These securities were unrelated to those received in 1995. All of the shares received by the Partnership were distributed simultaneously to the partners. The fair market value of these securities was determined to be $750,000 and accordingly, the combined financial statements for 1996 reflect this amount as distributions to partners and fee income.

         (f)      Income Taxes

                  The Partnership and its Affiliates are not subject to federal or state income taxes. No provision has been made in the accompanying combined financial statements for such taxes, which may be payable by the individual partners. The Partnership and certain Affiliates are subject to New York City Unincorporated Business taxes which taxes are reflected in local business taxes on the combined statements of income.

         (g)      Property and Equipment

                  Property and equipment are stated at cost and are being depreciated under the straight-line method over the estimated useful lives of the assets, which range from 5 to 7 years.

         (h)      Cash Equivalents

                  All liquid assets with a maturity of three months or less are considered cash equivalents.

         (i)      Accounts Receivable

                  The entities have written off all accounts deemed to be uncollectible at December 31, 1996 and 1995 and do not anticipate any additional losses. Accounts receivable deemed uncollectible at March 31, 1997 (unaudited) were also written off.

         (j)      Deferred Costs

                  As of December 31, 1996, the Partnership was involved in negotiations relating to a new business venture. During 1996, the Partnership capitalized $106,110 of various professional and consulting expenses relating to the venture. As of December 31, 1996, these costs remain unamortized. In April 1997, pursuant to an agreement among the parties, $53,647 has been determined to be an expense of the Partnership and, accordingly, is reflected as professional fees in the combined statement of income for the three months ended March 31, 1997. The remaining balance of $52,463, which was accrued as of December 31, 1996, is to be paid by various parties of the venture, and accordingly, has been transferred to the respective parties at March 31, 1997.




455009.26
                                                       F-11

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
              (INFORMATION AT MARCH 31, 1997 AND 1996 IS UNAUDITED)


NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
                  ------------------------------------------

         (k)      Use of Estimates in Financial Statement Presentation

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at December 31, 1996 and 1995, and March 31, 1997 and the reported amounts of income and expenses during the three years ended December 31, 1996 and the three months ended March 31, 1997 and 1996. Actual results could differ from those estimates.

NOTE 3 -          PROPERTY AND EQUIPMENT
                  ----------------------

                  Property and equipment - at cost, consists of the following at December 31, 1996 and 1995 and March 31, 1997:


                                                                           December 31                 March 31
                                                               ----------------------------------  -----------------
                                                                      1996              1995             1997
                                                                     ------            ------           -----
                                                                                                      (Unaudited)
                      Furniture and fixtures                            $  80,328       $  79,630           $ 80,328
                      Office, telephone and
                        computer equipment                                236,961         211,424            257,457
                                                                        ---------       ---------            -------
                               Total                                      317,289         291,054            337,785
                      Less, accumulated depreciation                    (227,218)       (183,214)          (238,201)
                                                                        ---------       ---------
                                                                        $  90,071        $107,840           $ 99,584
                                                                        =========        ========           ========



NOTE 4 -          DUE FROM PARTNER
                  ----------------

                  Due from partner represents amounts due from Valentine Wildove & Company, Inc. relating to short term noninterest-bearing advances made by the Partnership.


NOTE 5 -          BONUSES PAYABLE - DISCRETIONARY
                  -------------------------------

                  Bonuses payable as of December 31, 1996 and 1995 represent additional year end compensation for Partnership employees. These amounts were determined by the management of the Partnership and were authorized at management's discretion.

NOTE 6 -          DUE TO PARTNERS
                  ---------------

                  As of March 31, 1997 (unaudited), $725,000 was due to partners. The entire amount represents short-term noninterest-bearing loans made to the Partnership. During April 1997, $225,000 of this balance was repaid.

NOTE 7 -          NOTE PAYABLE
                  ------------

                  Pursuant to the terms of the Partnership Agreement, a $500,000 promissory note was issued on May 1, 1991 to Windsor Investors in settlement of a reduction in its ownership interest in the Partnership (see Note 1).





455009.26
                                                       F-12

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
              (INFORMATION AT MARCH 31, 1997 AND 1996 IS UNAUDITED)


                  The note, which was due and payable on May 1, 2001, was considered fully repaid in June 1995, pursuant to a Stipulation of Settlement Agreement executed in the State of New York, which required the Partnership to make a $500,000 payment. Interest accrued at a rate of 11% per annum, and was due annually on May 1 for the preceding calendar year. Interest payments and principal prepayments were payable only to the extent of 12.5% of net cash flow, as defined, and 100% of net cash from capital events, as defined. For 1995 and 1994, interest expense attributable to the note amounted to $30,852 and $64,459, respectively. Unpaid accrued interest had been added to the principal balance of the note in accordance with the note agreement and amounted to $181,319 as of the settlement date. At the time of extinguishment of this debt the Partnership recognized an extraordinary gain of $181,319 which is reflected in the accompanying combined financial statements.


NOTE 8 -          RELATED PARTY TRANSACTIONS
                  --------------------------

                  The Partnership is managed by its general partner, Valentine Wildove, a corporation owned entirely by John R. Klopp and Craig M. Hatkoff. In accordance with the Partnership Agreement, management fees charged by Valentine Wildove for 1996, 1995 and 1994 amounted to $860,573, $836,560 and
                  $821,000, respectively. Management fees charged for the three months (unaudited) ended March 31, 1997 and 1996 amounted to $218,913 and $215,143, respectively, of which $88,913 remains unpaid at March 31, 1997 and is included in accounts payable and accrued liabilities on the combined balance sheet.

                  Fees earned in 1996, 1995 and 1994, respectively, include $737,350, $373,523 and $28,272 from affiliates of certain partners. Fees earned for the three months (unaudited) ended March 31, 1997 and 1996, respectively, include $231,564 and $214,629 from these affiliates.


NOTE 9 -          COMMITMENTS AND CONTINGENCIES
                  -----------------------------

                  The Partnership is committed under an operating lease for office space with an affiliate of Windsor Investors expiring on December 31, 1997. The lease requires annual fixed minimum lease payments, plus additional amounts for real estate taxes, operating expenses and electricity. Charges for rent for 1996, 1995 and 1994 amounted to approximately $216,000, $209,000 and $216,000, respectively. Charges for rent for the three months (unaudited) ended March 31, 1997 and 1996 amounted to approximately $54,000 and $53,000, respectively.

                  Effective January 1994, the Partnership exercised its option to terminate an amended office lease with the affiliate of Windsor Investors. The amended lease provided for a rent abatement and for the forgiveness of deferred rent incurred by the Partnership under a prior lease agreement. As of the date the amended lease was terminated, the deferred rent and rent abatements were being amortized on a straight-line basis through the life of the amended lease. As of the termination date of this lease, the remaining unamortized balances relating to deferred rent and rent abatements

NOTE 9 -          COMMITMENTS AND CONTINGENCIES (continued)
                  -----------------------------

                  amounted to $43,229 and $71,152, respectively, which were recognized as a reduction of rent expense in 1994.

                  The Partnership entered into an agreement to sublease a portion of its office space to a nonaffiliated company. The sublease commenced in April 1994 and terminated on April 30, 1995. The agreement provided for annual fixed rent in the amount of $54,000 payable in equal monthly installments plus additional monthly charges for certain services provided by the sublessor. Sublease income earned by the Partnership for 1995 and 1994 amounted to $24,030 and $41,167, respectively.





455009.26
                                                       F-13

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
              (INFORMATION AT MARCH 31, 1997 AND 1996 IS UNAUDITED)


                  VP Metropolis Services, L.L.C. manages and administers an asset portfolio in which certain partners of the Partnership have less than a 1% collective interest. As part of its fee arrangement, VP Metropolis Services, L.L.C. is entitled to a resolution fee which is contingent upon the occurrence of specified events as defined in the agreement. Management contends that the possibility of the occurrence of the specified events is more likely not to occur based upon their knowledge of the asset portfolio and its history and accordingly have not recognized these fees, $11,450 in 1996, $311,000 in 1995 and $37,000 in 1994, as income. For the three months (unaudited) ended March 31, 1997 and 1996, VP Metropolis Services, L.L.C. was not entitled to any resolution fees.

                  Management is committed to a key employee, which will allow the individual to share in a percentage of certain future contingent revenues that the Partnership may earn upon the successful outcome of certain specified projects.

                  As of December 31, 1996, the Partnership has guaranteed to an employee a minimum bonus amounting to $100,000 relating to the 1997 calendar year.


NOTE 10 -         EMPLOYEE PENSION PLAN

                  The Partnership maintains a Salary Reduction Simplified Employee Pension Plan (SARSEP) which is considered a qualified defined contribution plan under Section 408 of the Internal Revenue Code. The plan was adopted during 1995 and is available to all employees of the Partnership who meet certain defined eligibility requirements. Contributions to the plan are made entirely by the employees through annual salary reductions. Employee contributions for each participating employee in the plan are limited to a percentage of annual compensation paid by the Partnership not to exceed $9,500 for tax year 1996. For the years ended December 31, 1996 and 1995 and for the three months (unaudited) ended March 31, 1997 and March 31, 1996, respectively, the Partnership did not incur any administrative costs directly associated with the plan.




455009.26

                                                                       ANNEX A












                       PREFERRED SHARE PURCHASE AGREEMENT
                           dated as of June ___ , 1997


                                 by and between

                    California Real Estate Investment Trust, a trust organized under the laws of the State of California

                                       and

                          Veqtor Finance Company, LLC,
                      a Delaware limited liability company


604509.3
                                        1


                                TABLE OF CONTENTS

ARTICLE 1         DEFINITIONS...................................................................................A-1

ARTICLE 2         SALE AND PURCHASE.............................................................................A-4
         Section 2.1       Sale of Class A Preferred Shares.....................................................A-4
         Section 2.2       Purchase Price.......................................................................A-4
         Section 2.3       Closing and Closing Date.............................................................A-4
         Section 2.4       Conditions to Closing................................................................A-4
         Section 2.5       Additional Closing Deliveries........................................................A-5

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................A-6
         Section 3.1       Existence and Authority..............................................................A-6
         Section 3.2       Capitalization; Consolidated Subsidiaries............................................A-6
         Section 3.3       Securities Act and Exchange Act Filings..............................................A-7
         Section 3.4       No Consents, Approvals, Violations or Breaches.......................................A-7
         Section 3.5       Taxes................................................................................A-7
         Section 3.6       Financial Statements.................................................................A-8
         Section 3.7       Litigation; Legal and Governmental Proceedings and Judgments;
                             Licenses and Permits...............................................................A-8
         Section 3.8       Brokers..............................................................................A-8
         Section 3.9       No Material Change...................................................................A-8
         Section 3.10      Compliance with Laws.................................................................A-8
         Section 3.11      Statements True and Correct..........................................................A-8
         Section 3.12      Incorporation of Certain Additional Representations and Warranties by Reference......A-9

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF BUYER.......................................................A-9
         Section 4.1       Existence and Authority of Buyer.....................................................A-9
         Section 4.2       Investment Intent....................................................................A-9
         Section 4.3       No Consents, Approvals, Violations or Breaches.......................................A-9
         Section 4.4       Brokers.............................................................................A-10

ARTICLE 5         COVENANTS OF THE COMPANY.....................................................................A-10
         Section 5.1       Operations in Ordinary Course.......................................................A-10
         Section 5.2       Conditions to Closing...............................................................A-10
         Section 5.3       Shareholder Approval................................................................A-10
         Section 5.4       Investigations......................................................................A-10

ARTICLE 6         COVENANTS OF BUYER...........................................................................A-11
         Section 6.1       Conditions to Closing...............................................................A-11
         Section 6.2       Bank Holding Company Restrictions...................................................A-11

ARTICLE 7         REGISTRATION RIGHTS..........................................................................A-12
         Section 7.1       Definitions.........................................................................A-12
         Section 7.2       Demand Registration ................................................................A-13
         Section 7.3       Piggyback Registration..............................................................A-14
         Section 7.4       Registration Procedures.............................................................A-15
         Section 7.5       Holder's Obligations................................................................A-17
         Section 7.6       Expenses of Registration............................................................A-17
         Section 7.7       Indemnification; Contribution.......................................................A-17
         Section 7.8       Transfer of Registration Rights.....................................................A-20
         Section 7.9       Covenants of the Company............................................................A-20




604509.3
                                       A-i




ARTICLE 8         FURTHER AGREEMENTS...........................................................................A-21
         Section 8.1       Further Assurances..................................................................A-21
         Section 8.2       Restrictions on Certain Amendments to Amended and Restated
                             Declaration of Trust; Restrictions on Certain Equity Issuances....................A-21
         Section 8.3       Costs and Expenses..................................................................A-21
         Section 8.4       Buyer's Access to Records...........................................................A-21
         Section 8.5       Home Office Payment.................................................................A-22
         Section 8.6       Confidentiality.....................................................................A-22
         Section 8.7       SECTION Filings and Press Releases..................................................A-22
         Section 8.8       Limitation Upon Incurrence of Indebtedness..........................................A-22

ARTICLE 9         MISCELLANEOUS................................................................................A-22
         Section 9.1       Survival of Representations, Warranties and Covenants...............................A-22
         Section 9.2       Assignment; Transfer of Interests...................................................A-23
         Section 9.3       Notices.............................................................................A-23
         Section 9.4       Entire Agreement....................................................................A-24
         Section 9.5       No Waiver...........................................................................A-24
         Section 9.6       Governing Law.......................................................................A-25
         Section 9.7       Counterparts........................................................................A-25
         Section 9.8       Public Announcements................................................................A-25
         Section 9.9       Availability of Equitable Remedies..................................................A-25
         Section 9.10      Construction........................................................................A-25
         Section 9.11      Arbitration.........................................................................A-25


EXHIBITS


         Exhibit A         Certificate of Designation for the Class A Preferred Shares and Class B Preferred
                           Shares
         Exhibit B         Form of Amended and Restated Declaration of Trust
         Exhibit C         Form of Opinion of Greenberg Glusker Fields Claman Machtinger LLP
         Exhibit D         Form of Opinion of Battle Fowler LLP
         Exhibit E         List of Holders
         Exhibit F         Form of Transfer Agreement


DISCLOSURE SCHEDULES

         Schedule 3.2               Capital Stock
         Schedule 3.7               Litigation



604509.3
                                      A-ii

          PREFERRED SHARE PURCHASE AGREEMENT, dated as of June , 1997, by and between CALIFORNIA REAL ESTATE INVESTMENT TRUST, a trust organized under the laws of the State of California, whose name is intended to be changed to CAPITAL TRUST, and VEQTOR FINANCE COMPANY, LLC, a Delaware limited liability company.



                              Preliminary Statement

          Capitalized terms used in this agreement are defined in Article 1 hereof. The Company desires to sell, and Buyer desires to purchase at the Closing, pursuant to the terms and conditions set forth in this agreement, an aggregate of up to 12,639,405 shares, and no less than 11,895,911 shares, of the Company's Class A 9.5% Cumulative Convertible Preferred Shares of Beneficial Interests, $1.00 par value.

          Accordingly, the Company agrees with Buyer as follows:


                                    ARTICLE 1

                                   DEFINITIONS

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

          "Amended and Restated Declaration of Trust" means the Amended and Restated Declaration of Trust of the Company as set forth in Exhibit B hereto.

          "Bank Holding Company" has the meaning set forth in Section 6.2(a).

          "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

          "Buyer" means Veqtor Finance Company, LLC, a Delaware limited liability company.

          "Capital Shares" means any and all shares, rights, warrants or options to purchase shares, securities convertible into or exchangeable or exercisable for shares and participations in or other equivalents of or interests (other than security interests) in shares of beneficial interest in the Company, however designated and whether voting or non-voting.

          "Certificate of Designation" means the Certificate of Designation, Preferences and Rights of the Class A 9.5% Cumulative Convertible Preferred Shares and the Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares as set forth in Exhibit A hereto.

          "Class A Common Shares" means the Company's Class A Common Shares of Beneficial Interests, $1.00 par value, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust.

          "Class A Preferred Shares" means the Company's Class A 9.5% Cumulative Convertible Preferred Shares of Beneficial Interest, having the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

          "Class B Common Shares" means the Company's Class B Non-Voting Common Shares of Beneficial Interests, $1.00 par value, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust.


                                       A-i
604509.3

          "Class B Preferred Shares" means the Company's Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares of Beneficial Interest, having the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

          "Closing" has the meaning set forth in Section 2.3.

          "Closing Date" has the meaning set forth in Section 2.3.

          "Commission" means the Securities and Exchange Commission.

          "Common Shares" means, collectively, the Class A Common Shares and Class B Common ------------- Shares.

          "Company" means California Real Estate Investment Trust, a trust organized under the laws of the State of California, whose name is intended to be changed to Capital Trust..

          "Consolidated Subsidiaries" means, as of any date, all Persons included as of such date in the consolidated financial statements of the Company.

          "control" including, with correlative meanings, the terms "controlled by" and "under common control with," means, as to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Persons, whether through the ownership of voting securities, by contract or otherwise.

          "D/E Ratio" means, as of the date of determination, the ratio of (i) the sum of (x) the total Indebtedness of the Company and its consolidated Subsidiaries as reflected on the Company's last regularly prepared balance sheet, plus (y) all Indebtedness issued by the Company since that date less all Indebtedness retired or repurchased by the Company since that date, plus (z) the Company's pro rata share, based upon its percentage equity ownership interest therein, of aggregate total Indebtedness of Equity Affiliates, to (ii) the excess of total assets (including the Company's equity in its Equity Affiliates) over total liabilities of the Company, as reflected on the Company's last regularly prepared balance sheet, in each case determined in accordance with GAAP and after giving effect to the incurrence of any proposed Indebtedness and the application of proceeds of such Indebtedness.

          "Disclosure Schedules" means the disclosure schedules referred to in
Article 3 hereof and delivered in connection with the execution of this agreement.

          "Equity Affiliate" means any Person in which the Company or any of its consolidated Subsidiaries has an equity interest which is or, in accordance with GAAP, should be accounted for on the equity method in the Company's consolidated financial statements.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed. In the event of a change in GAAP, the Company and Buyer will thereafter negotiate in good faith to revise

                                       A-2
604509.3
any covenants of this agreement affected thereby in order to make such covenants consistent with GAAP then in effect.

          "Incur" means to issue, assume, guarantee, incur or otherwise become liable for.

          "Indebtedness" means, with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention Agreements (but excluding trade accounts payable arising in the ordinary course of business) and (v) which are secured by any Lien on any property or asset of such first referred to Person.

          "Indemnified Party" has the meaning set forth in Section 9.1(c).

          "Indemnifying Party" has the meaning set forth in Section 9.1(c).

          "Junior Shares" means Common Shares and any other class or series of Capital Shares of the Company now or hereafter authorized, issued or outstanding which is subject, under the terms of the Company's Amended and Restated Declaration of Trust (including any certificate of designation adopted thereunder relating to any class or series of preferred shares), to the following restrictions and limitations:

           (a) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Shares shall have been paid in full;

           (b) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the amount specified in section 4 of the Certificate of Designation, before any payment shall be made or any assets distributed to the holders of such other class or series of Capital Shares of the Company, and

           (c) shares of such class or series are not required to be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Preferred Shares have theretofore been redeemed or converted.

          "Lien" means any lien, mortgage, deed of trust, pledge, charge or other encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof.

          "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

          "Preferred Shares" means, collectively, the Class A Preferred Shares and the Class B Preferred Shares.

          "Proxy Statement" has the meaning set forth in Section 3.11.

          "Purchase Price" has the meaning set forth in Section 2.2.

          "Securities Act" means the Securities Act of 1933, as amended.


                                       A-3
604509.3

          "Shareholders' Meeting" has the meaning set forth in Section 3.11.

          "Taxes" has the meaning set forth in Section 3.5.

          "Transactions" means the transactions contemplated by this agreement including, but not by way of limitation, (i) the sale of the Class A Preferred Shares to Buyer, (ii) the adoption by the Company's shareholders of the Amended and Restated Declaration of Trust and (iii) the adoption of the Certificate of Designation.


                                    ARTICLE 2

                                SALE AND PURCHASE

          Section 2.1 Sale of Class A Preferred Shares. On the terms and subject to the conditions of this agreement, and in reliance upon the representations and warranties contained herein, at the Closing the Company shall sell or cause to be sold to Buyer, and Buyer shall purchase from the Company for the consideration specified in Section 2.2, up to Twelve Million Six Hundred Thirty Nine Thousand Four Hundred Five (12,639,405) and no less than Eleven Million Eight Hundred Ninety Five Thousand Nine Hundred Eleven (11,895,911) Class A Preferred Shares.

          Section 2.2 Purchase Price. The aggregate purchase price for the Class A Preferred Shares (the "Purchase Price") shall be no more than Thirty Four Million Dollars ($34,000,000) and no less than Thirty Two Million Dollars ($32,000,000), based upon a per share purchase price of $2.69.

          Section 2.3 Closing and Closing Date. The closing of the sale and purchase of the Class A Preferred Shares (the "Closing") will take place in a mutually acceptable manner and on a mutually acceptable day and place (the "Closing Date"), which shall be as soon as reasonably practicable and no later than two Business Days after the Shareholders' Meeting. Prior to the Closing Date, Buyer shall advise the Company in writing of the number of Class A Preferred Shares to be purchased pursuant to Section 2.1 and shall confirm the Purchase Price therefor, calculated as provided in Section 2.2. At the Closing, the Company shall deliver to Buyer, free and clear of any lien, charge, encumbrance or expense (including, without limitation, any tax or other fee payable in connection with such issuance), a certificate or certificates representing the Class A Preferred Shares, with appropriate legends, against payment of the Purchase Price therefor. Buyer shall pay the Purchase Price to the Company by wire transfer of immediately available funds.

          Section 2.4 Conditions to Closing. (a) The obligation of Buyer to close the transactions contemplated hereunder is subject to the satisfaction on or prior to the Closing Date of the following conditions:

                (i) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (A) preventing the consummation of the closing of the transactions contemplated by this agreement or (B) which is reasonably likely to materially adversely affect the business, properties or assets of the Company or the transactions contemplated by this agreement, shall be in effect, and no claim, suit or action shall have been asserted challenging the consummation of the Transactions which remains outstanding.

                (ii) Each of the terms, covenants and conditions of this agreement to be complied with and performed by the Company on or prior to the Closing Date shall have been duly complied with and performed in all material respects, or the Buyer shall have waived such compliance or performance, and all documents to be delivered or actions to be taken by the Company pursuant to Section 2.5 shall have been delivered or performed.


                                      A-4
604509.3

                (iii) Each of the representations and warranties made by the Company herein shall be true and correct as of the date hereof and as of the Closing Date (unless such representation and warranty is made as of a specific date and then shall be true and correct as of such date) with the same force and effect as though such representations and warranties had been made as of the Closing Date.

                (iv) Buyer shall have obtained financing on terms and in an amount reasonably acceptable to Buyer and determined by Buyer to be reasonably adequate to permit the consummation by Buyer of the Transactions contemplated hereby.

                (v) The shareholders of the Company shall have approved the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby, in each case as required by applicable law, at a duly called Shareholders' Meeting.

                (vi) The form and substance of all instruments and documents required to be delivered pursuant to this agreement by the Company shall be reasonably satisfactory in all respects to Buyer.

          (b) The obligation of the Company to close the transactions contemplated hereunder is subject to the satisfaction on or prior to the Closing Date of the following conditions:

                (i) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (A) preventing the consummation of the closing of the transactions contemplated by this agreement or (B) which is reasonably likely to materially adversely affect the business, properties or assets of the Company or the transactions contemplated by this agreement, shall be in effect, and no claim, suit or action shall have been asserted challenging the consummation of the Transactions which remains outstanding.

                (ii) Each of the terms, covenants and conditions of this agreement to be complied with and performed by Buyer on or prior to the Closing Date shall have been duly complied with and performed in all material respects, or the Company shall have waived such compliance or performance, and all documents to be delivered or actions to be taken by Buyer pursuant to Section 2.5 shall have been delivered or performed.

                (iii) Each of the representations and warranties made by the Buyer herein shall be true and correct as of the date hereof and as of the Closing Date (unless such representation and warranty is made as of a specific date and then shall be true and correct as of such date) with the same force and effect as though such representations and warranties had been made as of the Closing Date.

                (iv) The shareholders of the Company shall have approved the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby, in each case as required by applicable law, at a duly called Shareholders' Meeting.

                (v) The form and substance of all instruments and documents required to be delivered pursuant to this agreement by Buyer shall be reasonably satisfactory in all respects to the Company.

          Section 2.5 Additional Closing Deliveries. (a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Buyer the documents listed below, in form and substance satisfactory to Buyer:


                                       A-5
604509.3

                (i) the Amended and Restated Declaration of Trust of the Company and the Certificate of Designation, each certified as of the Closing Date by the Company's secretary or assistant secretary;

                (ii) resolutions of the Board of Trustees of the Company approving and authorizing this agreement and the transactions contemplated hereby, including the approval of the Certificate of Designation, each certified as of the Closing Date by the Company's secretary or assistant secretary as being in full force and effect without modification or amendment;

                (iii) resolutions of the shareholders of the Company approving and authorizing the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby, certified as of the Closing Date by the Company's secretary or assistant secretary as being in full force and effect without modification or amendment;

                (iv) signature and incumbency certificates of the officers of the Company executing this agreement and any other documents executed and delivered in connection herewith;


                (v) opinions of Greenberg Glusker Fields Claman Machtinger LLP, counsel to the Company, in the form of Exhibit C; and


                (vi) wire transfer instructions with respect to the payment of the Purchase Price.

          (b) On or prior to the Closing Date, Buyer shall deliver or cause to be delivered to the Company the documents listed below, in form and substance satisfactory to the Company:

                (i) copies of the certificate of formation of Buyer together with a good standing certificate from the state of its formation, dated as of a recent date prior to the Closing Date and certified by the Secretary of State or other authorized governmental entity;

                            (ii) signature and incumbency certificates of the officers executing this agreement on behalf of Buyer and any other documents executed and delivered in connection herewith; and


                (iii) opinions of Battle Fowler LLP, counsel to Buyer, in the form of Exhibit D.



                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

            The Company represents and warrants to Buyer as follows:

          Section 3.1 Existence and Authority. (a) The Company is a trust duly formed, validly existing and in good standing under the laws of the State of California. The Company has full trust power and authority to enter into this agreement and, subject to the approval of the shareholders contemplated by
Section 2.4(a)(v), to perform its obligations hereunder. The execution, delivery and performance of this agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary proceedings on the part of the Company (other than the approval of the shareholders contemplated by Section 2.4(a)(v)), and this agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.


                                       A-6
604509.3

          (b) The Company has full trust power to carry on the business in which it is currently engaged, and to own and use the properties owned and used by it. The Company is duly qualified or licensed to do business as a foreign trust and is in good standing in the jurisdictions in which the failure to so qualify is reasonably likely to materially adversely affect the business, properties or assets of the Company and the Consolidated Subsidiaries, taken as a whole.

          Section 3.2 Capitalization; Consolidated Subsidiaries. (a) The authorized Capital Shares of the Company is unlimited and may consist of common shares of beneficial interest and preferred shares of beneficial interest. As of December 31, 1996, 9,137,335 shares of beneficial interest designated as common shares of beneficial interests of the Company, $1.00 par value, and no shares of beneficial interest designated as preferred shares were issued and outstanding and no shares were held in treasury. Since December 31, 1996, except as contemplated by the Amended and Restated Declaration of Trust and the Certificate of Designation, there has been no change in the authorized, issued or outstanding Capital Shares of the Company and no shares have been redeemed or converted into treasury shares. All of the issued and outstanding common shares of beneficial interests of the Company, $1.00 par value, have been, and upon its issuance as provided herein the Class A Preferred Shares shall be, duly authorized, validly issued, fully paid and nonassessable. There are no preemptive rights that have not been waived or terminated with respect to the issuance of the Class A Preferred Shares and any Class B Preferred Shares or Common Shares issuable upon the conversion or exercise of the Class A Preferred Shares. Except as set forth on Schedule 3.2 of the Disclosure Schedules, there were no outstanding or authorized options, warrants, rights, contracts, rights to subscribe, conversion rights or other Agreements or commitments to which the Company was a party or which were binding upon the Company as of December 31, 1996 providing for the issuance or acquisition of any of the Company's Capital Shares and, except as contemplated by the Certificate of Designation, no options, warrants, rights, contracts, rights to subscribe, conversion rights or other such Agreements or commitments have been issued since December 31, 1996. Except as set forth on Schedule 3.2 of the Disclosure Schedules, there are no outstanding or authorized share appreciation, phantom share or similar rights with respect to the Company.

                  (b) Schedule 3.2 of the Disclosure Schedules lists each of the Consolidated Subsidiaries. Except as set forth on Schedule 3.2 of the Disclosure Schedules, the Company does not, directly or indirectly, own or control or have any capital, equity, partnership, participation or other interest in any Person.

          Section 3.3 Securities Act and Exchange Act Filings. Since December 31, 1995, the Trust has filed all documents required to be filed by it pursuant to the Securities Act and the Exchange Act and each such document when filed complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act. Such documents taken together with all information in this agreement and the Disclosure Schedules and all press releases issued since December 31, 1996, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

          Section 3.4 No Consents, Approvals, Violations or Breaches. Neither the execution and delivery by the Company of this agreement, nor the consummation by the Company of the transactions contemplated hereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof, applicable to the Company or any Consolidated Subsidiary other than the Proxy Statement, a listing application with the New York Stock Exchange with respect to the Class A Common Shares issuable upon the conversion of the Class B Common Shares and the Preferred Shares, and any action required to be taken by Buyer, (ii) violate any provision of the declaration of trust of the Company or any constituent document of any Consolidated Subsidiary, subject to the approval of the shareholders contemplated by Section 2.4(a)(v),
(iii) assuming no violation on the part of Buyer, violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to the Company or any Consolidated Subsidiary or any of their properties or assets or (iv) assuming no violation on the part of Buyer, violate, conflict with, or result in a material breach of any provisions of, or constitute a material default (or any event which, with or without due notice or lapse of time, or both, would constitute a material default) under, or result in the

                                       A-7
604509.3
termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which either the Company or any Consolidated Subsidiary is a party or by which any thereof or any of their respective properties or assets may be bound. Neither the Company nor any Consolidated Subsidiary is (x) in violation of, or default under, any terms or provisions of its constituent documents or (y) in violation of, or default under, any Lien, mortgage, lease, indenture, agreement, instrument, order, judgment, decree or law to which it is a party or by which it or any of its properties or assets is bound or subject.

          Section 3.5 Taxes. (a) The Company has timely filed all federal, state, local and foreign tax returns and reports required to be filed by or with respect to the Company in respect of all taxes, assessments or other governmental charges, including, without limitation, income, estimated income, business, occupation, franchise, gross income, gross receipts, alternative minimum, property, sales, transfer, gains, value-added, use, ad valorem, intangibles, document, employment, commercial rent or withholding taxes, including interest, penalties and additions in connection therewith ("Taxes"). The returns and information filed with respect to any Taxes are accurate in all material respects.

          (b) All Taxes for which the Company is or may be liable (whether disputed, incurred or which may be incurred) in respect of periods or portions thereof ending on or before the Closing Date shall have been paid to the proper taxing authority or an adequate reserve (in conformity with GAAP) established therefor, and the Company does not have any material liability for Taxes in excess of the amounts so paid or reserved. All Taxes that the Company has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid by the Company to the proper taxing authority.

          Section 3.6 Financial Statements. The Company has delivered to Buyer copies of the audited consolidated balance sheet of the Company as of December 31, 1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the fiscal year ended on such date, certified by Coopers & Lybrand L.L.P., independent certified public accountants and, promptly after they become available, will deliver the consolidated balance sheet of the Company as of March 31, 1997, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the fiscal quarter ended on such date. Such financial statements fairly represent the financial condition of the Company and its Consolidated Subsidiaries as of such date and for the period ending on such date, and have been prepared in accordance with GAAP applied on a basis consistent with that of prior periods.

          Section 3.7 Litigation; Legal and Governmental Proceedings and Judgments; Licenses and Permits. (a) Except as set forth in Schedule 3.7 of the Disclosure Schedules, (i) there is no claim, suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending, or to the knowledge of the Company threatened, against the Company or any Consolidated Subsidiary, (ii) to the knowledge of the Company, neither the Company nor any employee of the Company or any of the Consolidated Subsidiaries is a target or subject of any pending or threatened criminal investigation or proceeding and (iii) neither the Company nor any of the Consolidated Subsidiaries is the subject of any order, judgment, stipulation or decree, which has not been subsequently reversed, suspended or vacated.

          (b) The Company and each of the Consolidated Subsidiaries have all material licenses, permits and similar authorizations from all federal, state and local and all foreign authorities which are required in connection with their businesses.

          Section 3.8 Brokers. None of the Company, any Consolidated Subsidiary or any of their Affiliates has engaged any broker in connection with the transactions contemplated by this agreement and no Person acting on behalf of the Company or any Consolidated Subsidiary or any of their Affiliates is or will be entitled to any brokerage fee, commission, finder's fee or financial advisory fee, directly or indirectly, from the Company or any Consolidated Subsidiary or any of their Affiliates in connection with the transactions contemplated by this agreement.


                                       A-8
604509.3

          Section 3.9 No Material Change. Since December 31, 1996, and except as otherwise disclosed in a filing under the Securities Act, the Exchange Act, a press release or in this agreement, there has not been any material adverse change in the financial position, operations, assets, liabilities, prospects or the business of the Company and the Consolidated Subsidiaries taken as a whole.

          Section 3.10 Compliance with Laws. The Company and each Consolidated Subsidiary is in substantial compliance with, and has conducted its business in all material respects so as to comply with, all applicable laws and regulations.

          Section 3.11 Statements True and Correct. The proxy statement (the "Proxy Statement") to be used by the Company to solicit any required approval of its shareholders as contemplated by this agreement does not contain any statement which, at the time of the meetings of the shareholders of the Company to be held pursuant to Section 5.3, including any adjournments thereof (the "Shareholders' Meeting") and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which as become false or misleading.

          Section 3.12 Incorporation of Certain Additional Representations and Warranties by Reference. Subsequent to the date hereof, it is anticipated that Buyer may be required to make certain customary representations and warranties with respect to the Company to investors in Buyer. All such representations and warranties relating to the Company, its business, assets, liabilities or prospects shall be deemed to be incorporated herein by reference as if set forth in full herein as additional representations and warranties made by the Company to Buyer hereunder. Buyer will promptly provide the Company with a copy of such representations and warranties and, if requested by Buyer, the Company will execute and deliver such further instruments as may be necessary or appropriate to reflect the Company's making such additional representations and warranties to Buyer.


                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants to the Company as follows:

          Section 4.1 Existence and Authority of Buyer. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has full limited liability company power and authority to enter into this agreement and to perform its obligations hereunder. The execution, delivery and performance of this agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary proceedings on the part of Buyer, and this agreement constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

          Section 4.2 Investment Intent. The Class A Preferred Shares, and the Class B Preferred Shares and Common Shares underlying the Class A Preferred Shares, will be held by Buyer for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act, nor with any present intention of distributing or selling the same. Buyer acknowledges that the certificates evidencing the Class A Preferred Shares, and the Class B Preferred Shares and Common Shares to be issued upon conversion or exercise of the Class A Preferred Shares, contain or will contain customary legends the Company may apply, and that neither the Class A Preferred Shares, nor the Class B Preferred and the Common Shares underlying the Class A Preferred Shares, has been registered under the Securities Act or any

                                       A-9
604509.3
applicable state securities laws, and that the Class A Preferred Shares, Class B Preferred Shares and Common Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act or any applicable state securities laws, except pursuant to an applicable exemption.

          Section 4.3 No Consents, Approvals, Violations or Breaches. Neither the execution and delivery of this agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof applicable to Buyer other than any action required to be taken by the Company, (ii) violate any provision of the certificate of formation or operating agreement of Buyer,
(iii) assuming no violations on the part of the Company, violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to Buyer or any of its properties or assets, the violation of which would have a material adverse effect upon Buyer or (iv) assuming no violation on the part of the Company, violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with or without due notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound which would have a material adverse effect upon Buyer.

                  Section 4.4 Brokers. Neither Buyer nor any of its Affiliates has engaged any broker in connection with the transactions contemplated by this agreement and no Person acting on behalf of Buyer is or will be entitled to any brokerage fee, commission, finder's fee or financial advisory fee, directly or indirectly, from Buyer or any of its Affiliates in connection with the transactions contemplated by this agreement.


                                    ARTICLE 5

                            COVENANTS OF THE COMPANY

          During the period from the date hereof to the Closing Date, the Company covenants and agrees that:

          Section 5.1 Operations in Ordinary Course. Without the consent of the Buyer, the Company shall not

          (i) conduct its business and operations in such a manner as to impair its ability to consummate the Transactions,

          (ii) incur any Indebtedness or engage in any transaction, take any action or omit to take any action, which could reasonably be expected to impair its ability to consummate the Transactions,

          (iii) declare or pay any dividend or make any distribution on any shares of beneficial interests in the Company, or

          (iv) subdivide or reclassify any shares of beneficial interests in the Company, or combine any shares of beneficial interests in the Company.

          Section 5.2 Conditions to Closing. The Company shall use its reasonable best efforts to satisfy, as expeditiously as reasonably possible, all of the conditions to the obligations of the Company hereunder within the Company's control, including obtaining all consents, approvals and Agreements which are required in order to consummate the transactions contemplated hereby.

                                      A-10
604509.3

          Section 5.3 Shareholder Approval. The Company has filed the Proxy Statement in preliminary form with the appropriate federal and state governmental authorities prior to the date of this agreement and shall use its reasonable best efforts to have such Proxy Statement approved by such federal and state governmental authorities and mailed to the Company shareholders as soon practicable. The Company shall call a meeting of its shareholders to be held as soon as practicable for the purpose of voting upon the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby at a duly called Shareholders' Meeting. The Board of Trustees of the Company shall submit for approval of its shareholders the matters to be voted upon at the Shareholders' Meeting, and shall, subject to the exercise of its fiduciary obligations, recommend approval of such matters and use its reasonable best efforts (including, without limitation, soliciting proxies for such approvals) to obtain such shareholder approvals.

          Section 5.4 Investigations. The Company shall permit Buyer and its agents to inspect the properties, assets, operations, books and records of the Company at reasonable times and upon reasonable notice; provided, however, that any such inspection shall be conducted in such manner at such times and upon such notice as is reasonably acceptable to the Company. In addition, the Company shall furnish Buyer and its agents with copies of such documents and records with respect to the Company, its properties, assets, operations, books and records as Buyer shall from time to time reasonably request.


                                    ARTICLE 6

                               COVENANTS OF BUYER

          Section 6.1 Conditions to Closing. Buyer shall use its reasonable best efforts to satisfy, as expeditiously as reasonably possible, all of the conditions to the obligations of Buyer hereunder within Buyer's control, including obtaining all consents, approvals and Agreements which are required in order to consummate the transactions contemplated hereby.

          Section 6.2 Bank Holding Company Restrictions. (a) Buyer represents that it is not a bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) nor an affiliate (as defined in Section 1841(k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) (collectively, a "Bank Holding Company").

                 (b) Buyer shall not transfer Class A Preferred Shares or Class A Common Shares to any Bank Holding Company, unless, after giving effect to such transfer, such Bank Holding Company would own no more than 4.9% of any class of voting securities of the Company.

                 (c) Buyer understands and agrees that the Class B Preferred Shares and the Class B Common Shares may be transferred by a Bank Holding Company only (i) in accordance with applicable federal and state securities laws and (ii) either (A) in a widely dispersed offering in which no more than 2% of the outstanding Class B Common Shares and Capital Shares convertible into Class B Common Shares are transferred to any one holder, in which circumstance the transferee will be permitted to convert such Class B Common Shares into Class A Common Shares, and Class B Preferred Shares into Class A Preferred Shares or (B) to a transferee who agrees, in a written agreement satisfactory in form and substance to the Company, to be bound by the provisions of this Section 6.2.

               (d) Buyer agrees that substantially the following legend shall be placed on the certificates representing any Class B Preferred Shares and Class B Common Shares:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE LIMITATIONS UPON TRANSFER AND CONVERSION
             CONTAINED IN THE CERTIFICATE OF DESIGNATION,

                                      A-11
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



             PREFERENCES AND RIGHTS OF THE CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING PREFERRED SHARES OF BENEFICIAL INTERESTS AND THE BY-LAWS OF THE COMPANY (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY)."


                                    ARTICLE 7

                               REGISTRATION RIGHTS

          Section 7.1 Definitions. As used in this Article 7 the following terms have the meanings indicated:

          "Agent" means the principal placement agent on an agented placement of Registrable Securities.

          "Continuously Effective" means, with respect to a specified registration statement, that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days during the period specified in the relevant provision of this agreement.

          "Demand Registration" has the meaning set forth in Section 7.2(a).

          "Demanding Holders" has the meaning set forth in Section 7.2(a).


          "Holder" means the Buyer, the Persons named on Exhibit E hereto and Transferees of Buyer's and such Persons' Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 7.8, at such times as such Persons shall own Registrable Securities.


          "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

          "Piggyback Registration" has the meaning set forth in Section 7.3.

          "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

          "Registrable Securities" means, subject to Section 7.8 and Section 7.9(c): (i) the Common or Preferred Shares owned by Holders on the date hereof, and owned by a Holder on the date of determination; (ii) any Common Shares or Preferred Shares or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares; and
(iii) any securities issued in exchange for Common or Preferred Shares in any merger or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided further, the Company shall have no obligation under Sections 7.2 and 7.3 to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and

                                      A-12
604509.3
all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this agreement, a Person will be deemed to be a Holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

          "Registrable Securities then outstanding" means, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

          "Registration Expenses" has the meaning set forth in Section 7.6.

          "Selling Holders" means, with respect to a specified registration pursuant to this Article 7, Holders whose Registrable Securities are included in such registration.

          "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

          "Underwriters' Representative" means the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

          "Violation" has the meaning set forth in Section 7.7(a).

      Section 7.2  Demand Registration.

          (a)

                (i) If one or more Holders shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 7.8) all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall report in writing. Any request made pursuant to this Section 7.2(a) shall be addressed to the attention of the secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 7.2(a)(i).

                (ii) Whenever the Company shall have received a demand pursuant to Section 7.2(a)(i) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Shares, or any portion thereof designated by such Holder, be included in the registration.


          (b) Following receipt of a request for a Demand Registration, the Company shall:

                (i) File the registration statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.


                                      A-13
604509.3

               (ii) Use the Company's best efforts to keep the relevant registration statement Continuously Effective for up to 270 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 7.2 is suspended, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

          (c) The Company shall be obligated to effect no more than three
Demand Registrations. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. If the Company shall have complied with its obligations under this Article 7, a right to demand a registration pursuant to this Section 7.2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 270 days, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

          (d) A registration pursuant to this Section 7.2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to
Section 7.2(a)(i).

          (e) If any registration pursuant to Section 7.2 involves an underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

          (f) Whenever the Company shall effect a registration pursuant to this
Section 7.2 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities: (i) if such Selling Holders have requested the inclusion therein of more than one class of Registrable Securities, and the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the inclusion of more than one class of Registrable Securities would adversely affect such offering, the Demanding Holders holding at least a majority of the Registrable Securities proposed to be sold therein by them shall decide which class of Registrable Securities shall be included therein in such offering and the related registration, and the other class shall be excluded; and (ii) if the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holders, securities shall be included in such offering and the related registration, to the extent of the amount which can be sold within such price range, and on a pro rata basis among all Selling Holders.

           Section 7.3 Piggyback Registration.

          (a) If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written

                                      A-14
604509.3
notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 7.3 without any obligation or liability to any Holder.

          (b) If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: securities proposed to be sold by the Company for its own account; the Registrable Securities requested to be included in such registration by Holders pursuant to this Section 7.3; and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 7.3, pro rata based on the estimated gross proceeds from the sale thereof.

          (c) Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this
Section 7.3.

          (d) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 7.2 or pursuant to this
Section 7.3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such a previous registration.

          Section 7.4 Registration Procedures. Whenever required under Section
7.2 or Section 7.3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders (selected by Majority Selling Holders) copies of all such documents in the form substantially as proposed to be filed with the Commission at least four (4) Business Days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 7.5(b). In the event that any Registrable Securities included in a registration statement subject to, or required by, this Article 7 remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.


                                      A-15
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



          (c) Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

          (d) Use the Company's best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

          (f) Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (g) Make generally available to the Company's security holders copies of an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this agreement.

          (h) Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          (i) Use the Company's best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter

                                      A-16
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



shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

          (j) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

          (k) Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if such Securities are then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

          (l) Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

          (m) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

          Section 7.5 Holders' Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 7 with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

          (a) Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration;

          (b) Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Section 7.2) or the Company and the Majority Selling Holders (in the case of a registration under Section 7.3).

          Section 7.6 Expenses of Registration. Expenses in connection with registrations pursuant to this agreement shall be allocated and paid as follows:

          (a) With respect to each Demand Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registrations for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 7.8), including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (selected by Demanding Holders owning a majority of the Registrable Securities owned by Demanding Holders to be included in a Demand Registration) (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders), provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 7.2 if the registration is subsequently withdrawn at the request of the Majority Selling Holders (in which case all Selling Holders shall bear such

                                      A-17
604509.3
expense), unless Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the demand registrations under Section 7.2 hereof.

          (b) The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 7.3 for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Section 7.8), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

          (c) Any failure of the Company to pay any Registration Expenses as required by this Section 7.6 shall not relieve the Company of its obligations under this agreement.

          Section 7.7 Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this agreement:

          (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

               (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

               (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 7.7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

                                      A-18
604509.3

          (b) To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this
Section 7.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.7(b) exceed the gross proceeds from the applicable offering received by such Selling Holder.

          (c) Promptly after receipt by an indemnified party under this Section
7.7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7.7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7.7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section
7.7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.


                                      A-19
604509.3

          (d) If the indemnification required by this Section 7.7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 7.7:

               (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.7(a) and Section 7.7(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.7(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) If indemnification is available under this Section 7.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7.7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.7(d)(i).

          (f) The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7.7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this agreement, and otherwise.


          Section 7.8 Transfer of Registration Rights. Rights with respect to Registrable Securities may be Transferred as follows: all rights of a Holder with respect to Registrable Securities pursuant to this agreement may be Transferred by such Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee shall have executed and delivered to the secretary of the Company a properly completed agreement substantially in the form of Exhibit F, and (y) the Transferor shall have delivered to the secretary of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.


          Section 7.9 Covenants of the Company. The Company hereby agrees and covenants as follows:

          (a) The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.


                                      A-20
604509.3

          (b) The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Shares or any securities convertible into or exchangeable or exercisable for shares of Common Shares, during the five (5) Business Days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this agreement. The Company shall not effect any registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights Agreements as may be approved in writing by the Majority Selling Holders) or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to Section 7.2 until the earlier of (x) 90 days following the date as of which all securities covered by such Demand Registration statement shall have been Transferred, and (y) 270 days following the effective date of such Demand Registration Statement, unless the Company shall have previously notified in writing all Selling Holders of the Company's desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters' Representative, if any, shall have consented thereto in writing.

          (c) Any agreement entered into after the date of this agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Shares pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of Section 7.9(b), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

          (d) The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Article 7, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

          (e) The Company shall not grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand Registration.


                                    ARTICLE 8

                               FURTHER AGREEMENTS

          Section 8.1 Further Assurances. Each party to this agreement shall, at the request of another party to this agreement, at any time and from time to time following the Closing hereunder, execute and deliver or cause to be executed and delivered all such further instruments and take or cause to be taken all such further action as may be reasonably necessary or appropriate in order more effectively to sell, assign, transfer and con vey to Buyer the Class A Preferred Shares and the underlying Class B Preferred Shares and Common Shares, or otherwise to confirm or carry out the provisions of this agreement.


                                      A-21
604509.3

          Section 8.2 Restrictions on Certain Amendments to Amended and Restated Declaration of Trust; Restrictions on Certain Equity Issuances. The Company shall not amend its Amended and Restated Declaration of Trust at any time unless
(i) the Company has notified Buyer of such change no less than fifteen (15) days prior to its adoption and (ii) in the reasonable judgment of the Company's Board of Trustees, such amendment does not contravene or violate the provisions of this agreement or the Certificate of Designation. So long as any Preferred Shares remain outstanding, the Company shall not issue any Capital Shares that are not Junior Shares, and shall not issue any Class B Preferred Shares (except upon the conversion of any Class A Preferred Shares) without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a separate class from the Common Shares.

          Section 8.3 Costs and Expenses. The Company shall bear the costs and expenses (including, but not limited to, all compensation and expenses of counsel, financial advisors, consultants and independent accountants) incurred by the Company, Buyer, Equity Group Investments, Inc. and Victor Capital Group, L.P. in connection with the negotiation, preparation, execution, delivery and enforcement of this agreement and the consummation of the Transactions.

          Section 8.4 Buyer's Access to Records.

          (a) The Company shall afford, and shall cause each of the Consolidated Subsidiaries to afford, Buyer and its authorized representatives, access during normal business hours to their respective properties, books and records, in order that they may have the opportunity to make such investigations as they shall desire to make of the affairs of the Company and each Consolidated Subsidiary. The Company shall cause its trustees, officers, employees, investment bankers, counsel, accountants and other authorized representatives to furnish such additional financial and operating data and other information as Buyer and such other Persons shall from time to time reasonably request.

          (b) Nothing in this Section 8.4 shall be construed as a limitation upon Buyer's right to receive information from the Company as a shareholder and beneficiary of the Company under California law.

          Section 8.5 Home Office Payment. The Company agrees that the Company will make any payments to Buyer on the Common Shares, the Class A Preferred Shares and the Class B Preferred Shares by wire transfer in immediately available funds by 12:00 noon, local time at the location of Buyer's account, on the date of payment to such account as specified by Buyer in writing to the Company.

          Section 8.6 Confidentiality. Except to the extent disclosure is required by law, or in response to any governmental authority, or in connection with any litigation relating to an alleged breach of this agreement, each party shall maintain the confidentiality of all information obtained from the other party hereto other than information that is otherwise publicly available and shall use such information only for purposes reasonably related to this agreement and the transactions contemplated hereby.

          Section 8.7 SEC Filings and Press Releases. Promptly upon their becoming available, the Company will deliver to Buyer copies of (i) all financial statements, reports, notices and proxy statements sent or made available by the Company or any of its Consolidated Subsidiaries to their security holders, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or its Consolidated Subsidiaries with any securities exchange or with the Commission or any governmental or private regulatory authority and (iii) all press releases and other statements made available by the Company or any of its Consolidated Subsidiaries to the public concerning developments in the business of any such Person.

          Section 8.8 Limitation Upon Incurrence of Indebtedness. So long as any Preferred Shares remain outstanding, without the prior written consent of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, the Company shall not Incur any Indebtedness if the Company's D/E Ratio would exceed 5:1.

                                      A-22
604509.3

                                    ARTICLE 9

                                  MISCELLANEOUS

          Section 9.1 Survival of Representations, Warranties and Covenants. (a) Notwithstanding any investigation made by or on behalf of Buyer, the representations and warranties of the Company contained in this agreement shall be continuing representations and warranties and shall survive the Closing for a period of one year thereafter. The covenants and other Agreements of the Company and Buyer contained in this agreement shall be continuing covenants and Agreements and shall survive the Closing indefinitely.

          (b) From and after the Closing Date, the Company will indemnify and hold Buyer harmless from and against, and reimburse Buyer for any damages resulting from, any and all loss, liability, damage or expense (including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements) resulting to the Company or Buyer and based upon, arising out of or otherwise in respect of any breach of any representation, warranty, covenant or agreement of the Company contained in this agreement.

          (c) Each party entitled to indemnification under this Section 9.1(c) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnified Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnified Party of its obligations under this Section 9.1(c), except to the extent that such failure to give notice prejudices the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay the expense of one law firm for all Indemnified Parties if representation of such Indemnified Parties by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between an Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) Subsequent to the date hereof, it is anticipated that Buyer may be required to make certain customary representations and warranties with respect to the Company to investors in Buyer and, with respect to such representations and warranties, indemnify and hold such investors harmless from any breach of such representations and warranties. The terms and conditions of any indemnification with respect to such representations and warranties relating to the Company, its business, assets, liabilities or prospects shall be deemed to be incorporated herein by reference as if set forth in full herein as an additional indemnification obligation of the Company as the Indemnifying Party in favor of Buyer. Buyer will promptly provide the Company with a copy of such indemnification provisions and, if requested by Buyer, the Company will execute and deliver such further instruments as may be necessary or appropriate to reflect the Company's obligation to indemnify Buyer for any breach of such additional representations and warranties.

          Section 9.2 Assignment; Transfer of Interests. This agreement may be assigned by Buyer, upon written notice to the Company, to any transferee of Common Shares, Class A Preferred Shares or Class B Preferred Shares from Buyer provided that such transferee agrees to be bound by all the provisions of this agreement. This agreement may be assigned by the Company provided that such transferee agrees to be bound by the provisions of this agreement and provided further that such assignment shall not relieve the Company of

                                      A-23
604509.3
any of its obligations or liabilities to Buyer under this agreement. This agreement shall be binding upon and inure to the benefit of the parties hereto, their successors in interest and permitted assigns.

          Section 9.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficient if in writing and delivered by hand or sent by telecopy, or sent, postage prepaid, by registered, certified or express-mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed or sent by overnight courier service, on the fifth (5) Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

                  (a)      If to Buyer to:

                           Veqtor Finance Company, LLC
                           c/o Victor Capital Group, L.P.
                           885 Third Avenue
                           New York, New York 10022
                           Attention:  John R. Klopp
                           Telecopy:  (212) 593-0316

                           with a copy to:

                           Equity Group Investments, Inc.
                           Two North Riverside Plaza, 7th Floor
                           Chicago, Illinois 60606
                           Attention:  Gary Garrabrant
                           Telecopy:  (312) 454-0157

                           and:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attention:  Thomas E. Kruger
                           Telecopy:  (212) 856-7815

                  (b)      If to the Company, to:

                           California Real Estate Investment Trust
                           131 Steuart Street, #200
                           San Francisco, California 94105
                           Attention:  Frank A. Morrow
                           Telecopy:  (415) 543-6269

                           with a copy to:

                           Greenberg Glusker Fields Claman Machtinger LLP 1900 Avenue of the Stars, #2100
                           Los Angeles, California 90067
                           Attention:  Paula Peters
                           Telecopy:  (310) 553-0687

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein.

                                      A-24
604509.3

          Section 9.4 Entire Agreement. This agreement, including the Disclosure Schedules and Exhibits hereto, constitutes the entire understanding of the parties relating to the subject matter hereof and supersede all prior agreements and understandings, whether oral or written. No amendment or modification of the terms of this agreement shall be binding or effective unless expressed in writing and signed by each party.


          Section 9.5 No Waiver. The waiver by any party of the breach of any of the terms and conditions of, or any right under, this agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition or of any similar right. No such waiver shall be binding or effective unless expressed in writing and signed by the party giving such waiver.


          Section 9.6 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the state of California applicable to agreements executed and to be fully performed in such State.


          Section 9.7 Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


          Section 9.8 Public Announcements. The Company and Buyer agree to consult with each other prior to issuing any press release or otherwise making any public statement (including without limitation any filing with the Securities and Exchange Commission) with respect to the transactions contemplated hereby. The Company will consult with Buyer prior to issuing any press release or otherwise making any public statement with respect to Buyer or its members.


          Section 9.9 Availability of Equitable Remedies. Since a breach of the provisions of this agreement could not adequately be compensated by money damages, any party to this agreement shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

          Section 9.10 Construction. The article and section headings contained in this agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this agreement.


          Section 9.11 Arbitration. Any dispute or controversy between the Company and Buyer arising under, out of, in connection with, or in relation to this agreement, the Amended and Restated Declaration of Trust, the Certificate of Designation (including without limitation any dispute concerning any determination made by the board of trustees of the Company) shall be determined and settled by arbitration in New York City by a panel of three members in accordance with the Commercial Rules of the American Arbitration Association as in effect for New York City. In the event of any dispute with respect to any calculation, such calculation shall be determined by an accountant from a "Big Six" accounting firm selected by agreement of the parties (which accounting firm shall have no material relationship with any party hereto or any of their Affiliates) or, in the event the parties are unable to agree upon such accountant, an accountant selected in accordance with the procedures established by the Commercial Rules of the American Arbitration Association as in effect for New York City. Any determination rendered therein shall be final and binding upon the parties and their legal representatives.





                                      A-25
604509.3

          IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.


                                       CALIFORNIA REAL ESTATE INVESTMENT TRUST



                                       By:      -------------------------------
                                       Name:    Frank A. Morrow
                                       Title:   Chairman of the Board



                                       VEQTOR FINANCE COMPANY, LLC



                                       By:
                                       Name:
                                       Title:

                                      A-26
604509.3

                                  SCHEDULE 3.2

                                  CAPITAL STOCK


(1) The Company owns a 59% interest in Totem Square, L.P. ("Totem"), a Washington limited partnership.

(2) The Company owns 100% of CalREIT Totem Square, Inc. ("Cal-CORP"), which acts as general partner of Totem. Cal-CORP has a 1% interest in Totem.

(3)      The Company owns 100% of B.B. Real Estate Investment Corp.

                                      A-27
604509.3

                                  SCHEDULE 3.7

                                   LITIGATION


None.



                                      A-28
604509.3

                                                                         ANNEX B


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                     OF THE

                       CLASS A 9.5% CUMULATIVE CONVERTIBLE
                                PREFERRED SHARES
                           (par value $1.00 per share)

                                     AND THE

                 CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING
                                PREFERRED SHARES
                           (par value $1.00 per share)

                                       of

                                  CAPITAL TRUST


                ------------------------------------------------

                          Pursuant to Article VI of the
                  Amended and Restated Declaration of Trust of
                                  Capital Trust
                ------------------------------------------------



          Capital Trust, a trust organized under the laws of the State of California (hereinafter called the "Company"), does hereby certify that, pursuant to authority conferred on its board of trustees (the "Board") by
Article VI of the Amended and Restated Declaration of Trust of the Company, the Board, at a meeting held on May 23, 1997, adopted the following resolution providing for the creation of two classes of the Company's preferred shares of beneficial interests, consisting of 12,639,405 Class A 9.5% Cumulative Convertible Preferred Shares, par value $1.00 per share, and 12,639,405 Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares, par value $1.00 per share.


          "RESOLVED, that pursuant to the authority vested in this Board in accordance with the provisions of Article VI of the Amended and Restated Declaration of Trust of the Company, two classes of preferred shares of beneficial interests in the Company, known, respectively, as Class A 9.5% Cumulative Convertible Preferred Shares, par value $1.00 per share, and Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares, par value $1.00 per share, be, and each hereby is, created, classified and authorized and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as follows:

1 Designation and Amount. The shares of the classes of preferred shares of beneficial interests in the Company created hereby shall be designated as (i) "Class A 9.5% Cumulative Convertible Preferred Shares," and the number of shares constituting such class shall be 12,639,405, with a par value of $1.00 per share, and (ii) "Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares," and the number of shares constituting such class shall be 12,639,405, with a par value of $1.00 per share. The relative rights, preferences, restrictions and other matters relating to the Class A Preferred Shares and the Class B Preferred Shares are contained in this Certificate of Designation.


                                       B-1
604509.3

2        Definitions.  As used in this Certificate of Designation, the following terms shall have the following meanings:

         (a) "Aggregate Consideration Receivable" by the Company in connection with the issuance of any Common Shares or any Common Share Equivalents means the sum of:

                  (i) the aggregate consideration paid to the Company for such Common Shares or Common Share Equivalents and

                  (ii) the aggregate consideration or premiums, if any, stated in such Common Share Equivalents to be payable for the Common Shares upon the exercise or conversion of such Common Share Equivalents, calculated in each case in accordance with section 7(d)(vii) hereof. In case all or any portion of the consideration to be received by the Company may be paid in a form other than cash, the value of such consideration shall be determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

         (b) "Aggregated Transferor" of a Person shall mean any other Person other than the Company who previously held Voting Shares of the Company now held by such Person.

         (c) "Annual Dividend Rate" has the meaning set forth in section 3(a) hereof.

         (d) "Bank Holding Company" means a bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) or any affiliate (as defined in Section 1841(k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended).

         (e)      "Board" means the board of trustees of the Company.

         (f) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

         (g) "Capital Shares" means any and all shares, rights, warrants or options to purchase shares, securities convertible into or exchangeable or exercisable for shares and participations in or other equivalents of or interests (other than security interests) in shares of beneficial interest in the Company, however designated and whether voting or nonvoting.

         (h) "Certificate of Designation" means this Certificate of Designation, Preferences and Rights establishing the Class A Preferred Shares and Class B Preferred Shares pursuant to
                  Article VI of the Amended and Restated Declaration of Trust, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

         (i) "Class A Common Shares" means the class A common shares, par value $1.00 per share, of beneficial interests in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust of the Company.


                                       B-2
604509.3

         (j) "Class A Preferred Shares" means the Class A 9.5% Cumulative Convertible Preferred Shares, par value $1.00 per share, in the Company established pursuant to this Certificate of Designation.

         (k) "Class B Common Shares" means the class B common shares, par value $1.00 per share, of beneficial interests in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust of the Company.

         (l) "Class B Preferred Shares" means the Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares, par value $1.00 per share, in the Company established pursuant to this Certificate of Designation.

         (m) "Common Shares" means, collectively, the Class A Common Shares and the Class B Common
                  Shares.

         (n)      "Common Share Equivalents" means, without double counting:

                  (i) Common Shares, where one Common Share shall constitute one Common Share
                                Equivalent,

                  (ii) Capital Shares (including without limitation the Preferred Shares) convertible into Common Shares, where any one Capital Share shall constitute a number of Common Share Equivalents equal to the number of Common Shares issuable in respect of such Capital Share,

                  (iii) any rights, warrants, options and convertible, exchangeable or exercisable securities entitling the holder thereof to subscribe for or purchase any Common Shares, where any such rights, warrants, options and convertible, exchangeable or exercisable securities shall constitute a number of Common Share Equivalents equal to the number of Common Shares issuable in respect of such rights, warrants, options or convertible or exercisable securities, and

                  (iv) any share appreciation rights entitling the holders thereof to any interest in an increase in value, however measured, of Common Shares, where any such share appreciation rights shall constitute a number of Common Share Equivalents equal to the Common Shares equivalent, as nearly as it may be calculated, of such share appreciation rights.

         (o) "Company" means Capital Trust, a trust organized under the laws of the State of California.

         (p) "Conversion Date" has the meaning set forth in section 7(b) hereof.

         (q) "Conversion Notice" has the meaning set forth in section 7(b) hereof.

         (r) "Conversion Price" has the meaning set forth in section 7(a) hereof.

         (s) "D/E Ratio" means, as of the date of determination, the ratio of (i) the sum of (x) the total Indebtedness of the Company and its consolidated Subsidiaries as reflected on the Company's most recent last regularly prepared balance sheet, plus (y) all Indebtedness issued by the Company since the date of such balance sheet less all indebtedness retired or repurchased by the Company since that date, plus (z) the Company's pro rata share, based upon its percentage equity ownership interest therein, of aggregate total Indebtedness of Equity Affiliates, to (ii)

                                       B-3
604509.3
                  the excess of total assets (including the Company's equity in its Equity Affiliates) over total liabilities of the Company, as reflected on the Company's most recent last regularly prepared balance sheet, in each case determined in accordance with GAAP and after giving effect to the incurrence of any proposed Indebtedness and the application of proceeds of such Indebtedness.

         (t) "Dividend Payment Date" has the meaning set forth in section 3(a) hereof.

         (u) "Dividend Period" has the meaning set forth in section 3(a) hereof.

         (v) "Effective Purchase Price per Share" at which the Company issues any Common Shares or any Common Share Equivalents means an amount equal to the ratio of:

                  (i) the Aggregate Consideration Receivable by the Company in connection with the issuance of such Common Shares or Common Share Equivalents to

                  (ii) the number of Common Shares and Common Share Equivalents so issued.

         (w) "Equity Affiliate" means any Person in which the Company or any of its consolidated Subsidiaries has an equity interest which is or, in accordance with GAAP, should be accounted for on the equity method in the Company's consolidated financial statements.

         (x)      "Exempted Transaction" means each and any of the following:


                  (i) the issuance, from April 1, 1997 through the date of the Exempted Transaction, of Common Share Equivalents to employees or officers of the Company or any of its subsidiaries, or to consultants or service providers to the Company or any of its subsidiaries, or to trustees or directors of the Company or any of its subsidiaries, under an employee benefit plan or similar arrangement adopted by the Company in an amount not to exceed 10% of the aggregate number of Common Share Equivalents outstanding at such time,


                  (ii) the issuance of any Common Shares or Preferred Shares of the Company upon the conversion of any Common Shares or Preferred Shares, and

                  (iii) the issuance of any Capital Shares of the
                        Company in exchange, in whole or in part, for any acquisition by the Company of shares or other assets of any kind.

         (y) "Fair Market Value" of a Common Share" means, as of any date, the average of the closing prices of Class A Common Shares for the 20 consecutive Trading Days next preceding the date five days prior to the date in question. The closing price for each day shall be:

                  (i) if the Class A Common Shares are listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one Class A Common Share on the New York Stock Exchange or, if not then listed on the New York Stock Exchange, the principal securities exchange on which the Class A Common Shares are listed or admitted for trading; or

                  (ii) if not listed or admitted for trading as
                       described in clause (i) of this section 2(y), the average of the closing sale price or, in the absence of a closing sale price, the average of the highest bid and lowest asked prices of one Class A Common Share quoted in the NASDAQ National Market System or any similar system of

                                       B-4
604509.3
                        automated dissemination of quotations of securities prices then in common use, if so quoted; or

                  (iii) if not quoted as described in clause (ii) of
                        this section 2(y), the average of the highest bid and lowest offered quotations for one Class A Common Share as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for Class A Common Shares on at least five of the 20 consecutive Trading Days next preceding the date five days prior to the date in question.

                  If none of the conditions set forth above is met, the closing price of one Class A Common Share on any day or the average of such closing prices for any period shall be the fair market value of one Common Share for such day or period as determined in good faith by the Board.

                  "Fair Market Value" of a Preferred Share means the Fair Market Value of a number of fully paid and nonassessable Class A Common Shares equal to the ratio of (a) the Liquidation Preference for such Preferred Share plus an amount equal to the dividends per share accrued and unpaid thereon as of the date of such determination to (b) the Conversion Price in effect as of the date of such determination.

         (z) "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

         (aa) "Holder" of a Class A Preferred Share or a Class B Preferred Share means the Person in whose name such Class A Preferred Share or Class B Preferred Share is registered on the books of the Company.

         (bb) "Incur" means to issue, assume, guarantee, incur or otherwise become liable for.

         (cc) "Indebtedness" means, with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business) and (v) which are secured by any Lien on any property or asset of such first referred to Person.

         (dd) "Issuance Date" means, with respect to any Preferred Share, the date on which such Preferred Share is issued by the Company.

         (ee) "Junior Shares" means Common Shares and any other class or series of Capital Shares of the Company now or hereafter authorized, issued or outstanding which is subject, under the terms of the Company's Amended and Restated Declaration of Trust (including any certificate of designation adopted thereunder relating to any class or series of preferred shares), to the following restrictions and limitations:


                                       B-5
604509.3

                  (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Shares shall have been paid in full,

                  (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of the Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the amount specified in section 4 hereof, before any payment shall be made or any assets distributed to the holders of such other class or series of Capital Shares of the Company, and

                  (iii) shares of such class or series may not be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Preferred Shares have theretofore been redeemed or converted.

         (ff) "Lien" means any lien, mortgage, deed of trust, pledge, charge or other encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof.

         (gg) "Liquidation Preference" means, with respect to each Preferred Share, an amount equal to $2.69.

         (hh) "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

         (ii) "Preferred Shares" means, collectively, the Class A Preferred Shares and the Class B Preferred Shares.

         (jj) "Restricted Payment" has the meaning set forth in section 3(c) hereof.

         (kk)     "Subsidiary" means:

                  (i) any corporation 50% or more of the Voting Shares of which is owned, directly or indirectly, by the Company, or

                  (ii) any other Person whose accounts are required under GAAP to be included in the Company's consolidated financial statements.

        (ll)      "Trading Day" means, with respect to the Class A Common
                  Shares: (i) if the Class A Common Shares are listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (ii) if the Class A Common Shares are not listed or admitted for trading on any national securities exchange, but are quoted on the NASDAQ National Market System, any similar system of automated dissemination of quotations of securities prices or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (iii) if the Class A Common Shares are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

         (mm) "Voting Shares" means, with respect to the Company, all classes of Capital Shares of the Company then outstanding and normally entitled to vote for the election of directors, managers or trustees of the Company. Any reference to a percentage of Voting Shares shall refer to the

                                       B-6
604509.3
                  percentage of votes eligible to be cast for the election of directors, managers or trustees which are attributable to the applicable Voting Shares.

3        Dividends.

         (a) Payment of Dividends. The Holders of the Preferred Shares shall be entitled to receive, when and as declared by the Board, out of funds legally available therefor, cash dividends per share at the rate of 9.5% per annum on the Liquidation Preference (the "Annual Dividend Rate"). Such dividends shall accrue (whether or not declared) from and including the Issuance Date to and including the date on which the Liquidation Preference is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any Dividend Period, will be cumulative. Dividends on the Preferred Shares shall accrue on a daily basis whether or not the Company shall have earnings or surplus at the time.

                  Semi-annual dividend periods (each a "Dividend Period") shall commence on and include the sixteenth day of December and June of each year and shall end on and include the fifteenth day of June and December, respectively, of such year; provided, however, that the first Dividend Period shall commence on the Issuance Date and shall end on and include December 15, 1997. Dividends on the Preferred Shares shall be payable, when and as declared, semi-annually, in arrears, no later than December 26 and June 25 of each year commencing December 26, 1997 (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Preferred Shares at the close of business on the record date established by the Board, which record date shall be not more than 60 days prior to the date fixed for payment thereof.

                  The amount of dividends payable per Preferred Share for each full Dividend Period shall be computed by applying the Annual Dividend Rate to the Liquidation Preference and dividing such amount by two. The amount of dividends payable for the initial Dividend Period and any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30-day months.

                  The Company shall not declare or pay or set apart for payment any dividends or make any other distributions on either class of Preferred Shares unless the Company simultaneously declares or pays or sets apart for payment dividends or makes distributions, at the same rate, each share being treated equally, on the other class of Preferred Shares.

         (b) Distribution of Partial Dividend Payments. Except as otherwise provided in this Certificate of Designation, if on any Dividend Payment Date the Company pays less than the total amount of dividends then accrued with respect to the Preferred Shares, the amount so paid shall be distributed ratably, each share being treated equally, among the Holders of the Preferred Shares based upon the number of Preferred Shares then held by each such Holder.

         (c) Limitations on Certain Payments. Unless all accrued dividends and other amounts then accrued through the end of the last Dividend Period and unpaid with respect to the Preferred Shares shall have been paid in full, the Company shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Capital Shares of the Company other than the Preferred Shares (each, a "Restricted Payment"); provided, however, that a "Restricted Payment" shall not include:

                  (i) any dividend or distribution payable solely in Junior Shares, or


                                       B-7
604509.3

                   (ii) the acquisition of any Capital Shares in exchange
                        solely for Junior Shares.

4        Liquidation Preference.

         In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, an amount per share equal to the Liquidation Preference plus the amount of all dividends per share accrued and unpaid thereon through the date of final distribution to shareholders, whether or not declared, before any payment shall be made or any assets distributed to the holders of any other class or series of Capital Shares of the Company.

         If the assets and funds thus distributed among the Holders of the Preferred Shares shall be insufficient to permit the payment to such Holders of the full preferential amount described above, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably, each share being treated equally, among the Holders of the Preferred Shares based on the number of Preferred Shares then held by each such Holder.

5 Consolidation, Merger and Sale of Assets, etc. Unless all of the outstanding Preferred Shares shall have been redeemed or converted on or prior to the effective date of any consolidation, merger or transfer referred to below involving the Company, without the approval of the Holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, the Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless:

         (a) in the case of a merger or consolidation, the Company is the surviving entity, the rights and preferences of the Preferred Shares are not modified the Company, as the surviving entity, does not have outstanding any Capital Shares that are not Junior Shares, and immediately after the consummation of such merger or consolidation and after giving effect thereto, the D/E Ratio of the Company shall not exceed 5:1, or

         (b) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the NASDAQ National Market System, the Company shall make effective provision such that, upon consummation of such transaction, the Holders of Preferred Shares shall receive preferred shares of the surviving entity having substantially identical terms as the Preferred Shares surrendered by them, the surviving, resulting or acquiring Person does not have outstanding any Capital Shares that are not Junior Shares and, immediately after the consummation of such consolidation, merger or transfer, the D/E Ratio of such Person shall not exceed 5:1.

6        Voting Rights of Preferred Shares.

         (a) Voting Rights of the Class A Preferred Shares. In addition to the voting rights described in sections 5 and 6(c) hereof, the Class A Preferred Shares shall be entitled to vote together with the holders of Class A Common Shares as a single class on all matters submitted for a vote of shareholders, and shall be entitled to notice of all shareholders' meetings and to act by written consent in the same manner as the holders of Class A Common Shares. Each Class A Preferred Share shall entitle the Holder thereof to such number of votes per share as shall equal the number of Class A Common Shares into which such Class A Preferred Share is then convertible.


                                       B-8
604509.3

         (b) Voting Rights of the Class B Preferred Shares. Except for the voting rights described in sections 5 and 6(c) hereof, the Class B Preferred Shares shall not have voting rights and shall not be counted in determining the presence of a quorum.

         (c) Preferred Shares Class Vote. So long as any Preferred Shares remain outstanding, the affirmative vote of the Board and the Holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, shall be required in order:

                  (i) to amend, alter or repeal any of the provisions of this Certificate of Designation;

                  (ii) to authorize, create or issue any class or series of Capital Shares of the Company that are not Junior Shares; and

                  (iii) for the Company to Incur any Indebtedness if the Company's D/E Ratio would exceed 5:1.

                  Any Preferred Shares owned, directly or indirectly, by the Company or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

7        Conversion Right.

         (a) Right of Conversion. Each Class A Preferred Share shall be convertible at the option of the Holder thereof at any time and from time to time in whole or in part into:

                  (i) a number of fully paid and nonassessable Class A Common Shares equal to the ratio of:

                           (x)  the Liquidation Preference of such
                                Class A Preferred Share plus an amount
                                equal to all dividends per share
                                accrued and unpaid thereon as of the
                                Conversion Date to

                           (y)  the Conversion Price in effect on the
                                Conversion Date, or

                  (ii) an equal number of fully paid and nonassessable Class B Preferred Shares,

                  or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 7.

                  Each Class B Preferred Share shall be convertible at the option of the Holder thereof at any time and from time to time in whole or in part into:

                  (i) a number of fully paid and nonassessable Class B Common Shares equal to the ratio of:

                            (x) the Liquidation Preference of such
                                Class B Preferred Share plus an amount
                                equal to all dividends per share
                                accrued and unpaid thereon as of the
                                Conversion Date to

                            (y) the Conversion Price in effect on the Conversion
                                Date, or


                                       B-9
604509.3

                  (ii) if the Holder (a) would not, together with such Holder's Aggregated Transferors, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of Voting Shares of the Company or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding no more than 4.9% of any class of Voting Shares of the Company, an equal number of fully paid and nonassessable Class A Preferred Shares, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 7.

                  For purposes of this Certificate of Designation, the "Conversion Price" shall initially be $2.69 per share and shall be adjusted from time to time in accordance with the provisions of this section 7.


         (b) Conversion Procedures. In order to exercise the conversion right, the Holder of any Preferred Shares to be converted in whole or in part shall surrender the certificate or certificates evidencing such shares to the Company and shall give written notice to the Company ("Conversion Notice") that the Holder elects to convert such shares or the portion thereof specified in said notice into Class A Common Shares, Class B Common Shares, Class A Preferred Shares or Class B Preferred Shares, as provided herein and as specified by the Holder in the Conversion Notice. The Conversion Notice shall also (i) state the name or names (with address) in which the certificates for Common Shares or Preferred Shares, as the case may be, shall be issued and (ii) if Class B Preferred Shares are to be converted into Class A Preferred Shares, contain a certification by the Holder that the Holder either
                  (a) will not, together with such Holder's Aggregated Transferors, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of Voting Shares of the Company or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding no more than 4.9% of any class of Voting Shares of the Company. Each certificate evidencing Preferred Shares surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Preferred Shares, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or its duly authorized attorney.


                  As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Preferred Shares relating thereto, the Company shall issue and deliver to such Holder (or upon the written order of such Holder) a certificate or certificates for the number of full Class A Common Shares, Class B Common Shares, Class A Preferred Shares or Class B Preferred Shares, as specified in the Conversion Notice, issuable upon the conversion of such Preferred Shares or portion thereof in accordance with the provisions of this section 7, and a check or cash in respect of any fractional shares issuable upon such conversion, as provided in section 7(c) hereof. In the event that less than all the Preferred Shares represented by a certificate are to be converted, the Company shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Holder of the Preferred Shares so surrendered, without charge to such Holder, a new certificate or certificates representing a number of Preferred Shares equal to the unconverted portion of the surrendered certificate.

                  Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing such Preferred Shares shall have been surrendered to the Company or its transfer agent and a Conversion Notice with respect to such shares shall have been received by the Company, as described above. Any Person in whose name any certificate or certificates for Common Shares or Preferred Shares shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented

                                      B-10
604509.3
                  thereby on the Conversion Date; provided, however, if the certificate or certificates evidencing such Preferred Shares are surrendered on any date when the share transfer books of the Company shall be closed, the Holder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes until the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered.

                  Except as otherwise provided in this section 7, no payment or adjustment will be made for dividends or other distributions with respect to any Common Shares or Preferred Shares issuable upon conversion of Preferred Shares as provided herein.

         (c) Cash Payments in Lieu of Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon conversion of Preferred Shares. If any fractional share would, but for this section 7(c), be issuable upon the conversion of any Preferred Shares, the Company shall make a payment therefor in cash on the first Business Day immediately preceding the Conversion Date equal to the Fair Market Value of such fractional share.

         (d) Adjustment of Conversion Price for Conversion into Common Shares. The Conversion Price with respect to the conversion of the Preferred Shares into Common Shares shall be adjusted from time to time by the Company as follows:

                  (i) In the event that the Company shall at any time after the
                      Issuance Date:

                      (A) declare a dividend or make a distribution on the Common Shares in Common Shares,

                      (B) subdivide or reclassify the Common Shares into a greater number of shares,

                      (C) combine the Common Shares into a smaller number of shares,

                      (D) pay a dividend or make a distribution on the Common Shares in any class of its Capital Shares other than Common Shares, or

                      (E)      reclassify the Common Shares,

                                then the conversion right and the Conversion
                                Price in effect immediately prior thereto shall be adjusted so that the Holder of any Preferred Shares thereafter surrendered for conversion into Common Shares shall be entitled to receive the number of Common Shares or other Capital Shares of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Preferred Shares been converted into Common Shares immediately prior to the happening of such event. An adjustment made pursuant to this section 7(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur.

                  (ii) In the event that the Company shall at any time after the Issuance Date issue any Common Shares or any Common Share Equivalents other than in an Exempted Transaction, at an Effective Purchase Price per Share less than the Conversion

                                      B-11
604509.3

                        Price in effect immediately prior to the date of such issuance, then such Conversion Price shall be adjusted to equal the ratio of:

                        (A)   the sum of:

                              (1)   the product of:

                                    (a)  the number of Common Shares and Common
                                         Share Equivalents outstanding
                                         immediately prior to such issuance and

                                    (b)  the Conversion Price in effect
                                         immediately prior to such issuance and

                              (2) the Aggregate Consideration Receivable by the Company in connection with such issuance to

                        (B)      the sum of:

                              (1) the number of Common Shares and Common Share Equivalents outstanding immediately prior to such issuance and

                              (2) the number of additional Common Shares and Common Share Equivalents.

                                For example, if on any given date the Company has 20,000,000 Common Shares and Common Share Equivalents outstanding, the Company issues warrants exercisable at $1 per share to purchase an additional 1,000,000 Common Shares for a purchase price of $1 per warrant, and the Conversion Price in effect on such date is $2.69, then the Conversion Price shall be adjusted to equal $2.66, which is calculated as follows:

                                   $2.66 per share =
                             [(20,000,000 shares x $2.69/share) + $2,000,000] /
                              (20,000,000 shares + 1,000,000 shares).

                                Such adjustment shall be made successively whenever any shares, rights, warrants, options, convertible or exercisable securities or share appreciation rights are issued at an Effective Purchase Price per Share that is less than the Conversion Price in effect on the date of such issuance. To the extent that any right, option, warrant, convertible or exercisable security or share appreciation right expires without having been converted or exercised, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such rights, options, warrants, convertible or exercisable securities or share appreciation rights had not been issued, but such readjustment shall not affect the number of Common Shares or other Capital Shares delivered upon any conversion prior to the date such readjustment is made.

                  (iii) In the event that the Company shall distribute
                        to all holders of its Common Shares any of its assets (other than cash dividends payable on or after April 1, 1997 which together with all prior cash dividends payable on or after April 1, 1997, do not exceed the amount of retained earnings of the Company accrued on or after April 1, 1997 and on or prior to the date of such dividends) or debt

                                      B-12
604509.3
                                securities, or rights, options, warrants or convertible or exercisable securities of the Company (including securities issued for cash, but excluding distributions of Capital Shares referred to in section 7(d)(i) hereof), then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by the Board, in good faith and as described in a resolution of the Board) of the portion of the assets or debt securities of the Company so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one Common Share. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of Common Shares of such rights, options, warrants, convertible securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants, convertible securities, assets or debt securities are issued provides for their issuance to Holders of Preferred Shares in the same pro rata amounts upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (iv) Anything in this section 7(d) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this section 7(d), as it in its reasonable discretion shall determine to be advisable in order that any share dividends, subdivision of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable for shares hereafter made by the Company to its shareholders, shall not be taxable.

                  (v) Whenever the Conversion Price is adjusted as provided in this section 7(d), or the Preferred Shares become convertible into shares of securities, property or assets pursuant to section 7(e) hereof, or the Company reduces the Conversion Price pursuant to section 7(f) hereof, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment, and shall mail such notice of adjustment to all Holders of Preferred Shares at their last addresses appearing on the share transfer books of the Company.

                  (vi) In any case in which this section 7(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event:

                                (A) issuing to the Holder of any Preferred Shares converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment, and

                                (B)      paying to such Holder any amount in
                                         cash in lieu of any fractional share of
                                         Common Shares pursuant to section 7(c).

                  (vii) For purposes of any computations of Aggregate Consideration Receivable or other consideration pursuant to this section 7(d), the following shall apply:

                                      B-13
604509.3

                                (A) in the case of the issuance of Common Shares or Common Share Equivalents for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                                (B) in the case of the issuance of Common Shares or Common Share Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

                  (viii) If, after an adjustment a Holder of Preferred
                         Shares may, upon conversion of such security, receive two or more classes of Capital Shares of the Company, the Company shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Shares. After such allocation, the conversion right and the Conversion Price of each class of Capital Shares shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this section 7.

         (e) Effect of Reclassification, Consolidation, Merger or Sale. Unless all of the Preferred Shares shall have been redeemed or converted on or prior to the effective date of any of the events referred to in clauses (i), (ii) and (iii) of this section 7(e), if any of the following events occur, namely:

                  (i) any reclassification or change of outstanding Common Shares issuable upon conversion of any class of Preferred Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

                  (ii) any consolidation or merger of the Company with another Person shall be effected as a result of which holders of Common Shares issuable upon conversion of any class of Preferred Shares shall be entitled to receive shares, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares, or

                  (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person,

                  then the Company or such successor or purchasing Person, as the case may be, shall make provisions in its constituent documents to establish that each Preferred Share then outstanding (or the successor shares referred to in section 5(b) hereof) shall be convertible into the kind and amount of shares and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of Common Shares issuable upon conversion of such Preferred Shares immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, each Preferred Share being treated equally. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 7.


                                      B-14
604509.3

                  If this section 7(e) applies with respect to a transaction, section 7(d) hereof shall not apply with respect to that transaction. The above provisions of this section 7(e) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

         (f) Subdivision, Reclassification or Combination of Preferred Shares. The Company shall not (i) subdivide or reclassify any class of Preferred Shares or (ii) combine any class of Preferred Shares, unless the Company simultaneously subdivides, reclassifies or combines, at the same rate, each share being treated equally, all classes of Preferred Shares.

         (g)

                   Taxes on Shares Issued. The issuance of share certificates upon conversion of Preferred Shares shall be made without charge to the converting Holder for any tax in respect of the issuance thereof.

         (h) Shares to be Fully Paid. The Company covenants that all Common Shares and Preferred Shares which may be issued upon conversion of Preferred Shares will upon issuance be validly issued, fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issuance thereof.

         (i)      Notice to Holders Prior to Certain Actions.

                  (i)    In the event:

                         (A) that the Company shall take any action that would require an adjustment in the Conversion Price pursuant to section 7(d)(i) or (iii) hereof; or

                         (B) that any event described in section 7(e) hereof shall occur; or

                         (C) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

                         the Company shall cause notice of such proposed action or event to be mailed to each Holder of record of Preferred Shares at its address appearing on the share transfer books of the Company, as promptly as possible but in any event no later than the later of (x) the date 30 days prior to the record date for such proposed action or the effective date of such event or
                         (y) the date on which the Company first publicly announces such proposed action or event.

                  (ii) In the event that the Company shall take any action that would require an adjustment in the Conversion Price pursuant to section 7(d)(ii) hereof, the Company shall cause notice of such proposed action or event to be mailed to each Holder of record of Preferred Shares at its address appearing on the share transfer books of the Company, as promptly as possible but in no event later than the date that the Company provides public notice of such proposed action or event.

                  (iii)         In any event, such notice shall specify:

                                (A) the record date as of which the holders of record of Common Shares are to be determined, or

                                (B) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such event.

                                      B-15
604509.3

                                Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action or event.

8 Reacquired Shares. Any Preferred Shares which are converted, purchased, redeemed or otherwise acquired by the Company, shall be retired and canceled by the Company promptly thereafter. No such shares shall upon their cancellation be reissued.


9 Covenant Regarding Employee Equity Plans. For so long as any shares of Preferred Stock are outstanding, the Company will not:

         (a) grant to any employees or officers of the Company or any of its subsidiaries, or to any consultants or service providers to the Company or any of its subsidiaries, or to any trustees or directors of the Company or any of its subsidiaries, under an employee benefit plan or similar arrangement adopted by the Company, any options to purchase Common Share Equivalents having an exercise price per share less than the fair market value of a Common Share Equivalent on the date of grant of such option as determined in good faith by any reasonable method by the Board, or

         (b) issue or sell to any employees or officers of the Company or any of its subsidiaries, or to any consultants or service providers to the Company or any of its subsidiaries, or to any trustees or directors of the Company or any of its subsidiaries, or to any shareholder of the Company, any Common Share Equivalents at a price per share below the fair market value of such Common Share Equivalent on the date of such issuance or sale as determined in good faith by any reasonable method by the Board.

10       Certain Restrictions on Transfer; Legend.

         (a) Holder shall not transfer Class A Preferred Shares or Class A Common Shares to any Bank Holding Company, unless, after giving effect to such transfer, such Bank Holding Company:

                  (i) would, together with its Aggregated Transferors, own no more than 4.9% of any class of Voting Shares of the Company or

                  (ii) is not limited by the Bank Holding Company Act of 1956, as amended, to holding not more than 4.9% of the Voting Shares of the Company.


         (b) The Class B Preferred Shares and the Class B Common Shares may be transferred by a Bank Holding Company only:

                  (i) in accordance with applicable federal and state securities laws and

                  (ii) unless the Company shall have received an opinion of counsel stating that the restriction in this section 10(b)(ii) is not applicable under the circumstances:

                             (A) in a widely dispersed offering in which no more than 2% of the outstanding Class B Common Shares and Capital Shares convertible into Class B Common Shares are transferred to any one holder,

                              (B)    to a transferee who has agreed in
                                     writing acceptable to the Company to be
                                     bound by the restrictions set forth in
                                     this section 10.

         (c) Holder agrees that substantially the following legend shall be placed on the certificates representing any Class B Preferred Shares and Class B Common Shares:


                                      B-16
604509.3

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE LIMITATIONS UPON TRANSFER AND CONVERSION CONTAINED IN THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING PREFERRED SHARES AND THE BY-LAWS OF THE COMPANY (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY)."


         IN WITNESS WHEREOF, Capital Trust has caused this Certificate of Designation to be duly signed and acknowledged as of this ___ day of June, 1997 by the undersigned, its Chief Executive Officer.

                                            CAPITAL TRUST


                                            By:_________________________________
                                            Name:    John R. Klopp
                                            Title:   Chief Executive Officer

                                                                         ANNEX C










                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                                  CAPITAL TRUST
                               a California trust

                       As amended through June ___ , 1997



                                      B-17
604509.3


                                  CAPITAL TRUST

                                TABLE OF CONTENTS
                                                                                                                        Page


ARTICLE I         DEFINITIONS...........................................................................................C-2
         Section 1.1       "Aggregated Transferor"......................................................................C-2
         Section 1.2       "Board"......................................................................................C-2
         Section 1.3       "Business Day"...............................................................................C-2
         Section 1.4       "By-Laws"....................................................................................C-2
         Section 1.5       "Certificate of Designation".................................................................C-2
         Section 1.6       "Class A Common Shares"......................................................................C-2
         Section 1.7       "Class A Preferred Shares"...................................................................C-2
         Section 1.8       "Class B Common Shares"......................................................................C-2
         Section 1.9       "Class B Preferred Shares"...................................................................C-2
         Section 1.10      "Common Shares"..............................................................................C-2
         Section 1.11      "Conversion Date"............................................................................C-2
         Section 1.12      "Conversion Notice"..........................................................................C-2
         Section 1.13      "Corporations Commissioner"..................................................................C-2
         Section 1.14      "Declaration" and "Declaration of Trust".....................................................C-3
         Section 1.15      "File for Record"............................................................................C-3
         Section 1.16      "GAAP".......................................................................................C-3
         Section 1.17      "Internal Revenue Code"......................................................................C-3
         Section 1.18      "Person".....................................................................................C-3
         Section 1.19      "Preferred Shares"...........................................................................C-3
         Section 1.20      "Shares".....................................................................................C-3
         Section 1.21      "Shareholders"...............................................................................C-3
         Section 1.22      "Subsidiary".................................................................................C-3
         Section 1.23      "Trustees....................................................................................C-3
         Section 1.24      "Voting Preferred Shares"....................................................................C-3
         Section 1.25      "Voting Shares"..............................................................................C-3


ARTICLE II                 THE COMPANY..................................................................................C-4
         Section 2.1       Name.........................................................................................C-4
         Section 2.2       Principal Office.............................................................................C-4
         Section 2.3       Purpose......................................................................................C-4
         Section 2.4       No Partnership Relationship..................................................................C-4
         Section 2.5       Amendment and Restatement of Original Declaration of Trust...................................C-4

ARTICLE III                INVESTMENT POLICY............................................................................C-4
         Section 3.1       General Policy...............................................................................C-4
         Section 3.2       Maintenance of Assets........................................................................C-4
         Section 3.3       Disposition of Encumbrance of Assets.........................................................C-4
         Section 3.4       Use of Brokers and Appraisers................................................................C-4
         Section 3.5       Management of Company Property...............................................................C-4
         Section 3.6       The Company's Right to Borrow Funds..........................................................C-5
         Section 3.7       Transactions with Related Parties............................................................C-5

ARTICLE IV                 CLASSES OF SHARES; DESIGNATIONS, PREFERENCES, ETC............................................C-5
         Section 4.1       Number of Shares; Classes....................................................................C-5
         Section 4.2       Designations, Preferences, etc...............................................................C-6
         Section 4.3       Shareholder's Interest in the Company........................................................C-6


                                       C-i
604509.3




ARTICLE V                  COMMON SHARES................................................................................C-6
         Section 5.1       Common Shares; Identical Rights..............................................................C-6
         Section 5.2       Dividends....................................................................................C-6
         Section 5.3       Liquidation Rights...........................................................................C-6
         Section 5.4       Voting Rights................................................................................C-7
         Section 5.5       Conversion Rights ...........................................................................C-7
         Section 5.6       Stock Splits, etc............................................................................C-8
         Section 5.7       Reacquired Shares............................................................................C-8
         Section 5.8       Preferences, Appraisals, Redemption and Preemptive Rights....................................C-8
         Section 5.9       Nonassessability of Common Shares............................................................C-8

ARTICLE VI                 PREFERRED SHARES.............................................................................C-8
         Section 6.1       Preferred Shares.............................................................................C-8
         Section 6.2       The Class A Preferred Shares and the Class B Preferred Shares................................C-9
         Section 6.3       Nonassessability of Preferred Shares.........................................................C-9
         Section 6.4       Recording of Certificates of Designation.....................................................C-9

ARTICLE VII                MEETING OF SHAREHOLDERS.....................................................................C-10
         Section 7.1       Annual Meeting..............................................................................C-10
         Section 7.2       Special Meetings............................................................................C-10
         Section 7.3       Record Date.................................................................................C-10
         Section 7.4       Voting of Shares............................................................................C-10
         Section 7.5       Inspectors of Elections.....................................................................C-10
         Section 7.6       Shareholder List............................................................................C-11
         Section 7.7       Quorum......................................................................................C-11
         Section 7.8       Notice......................................................................................C-11
         Section 7.9       Business Transacted.........................................................................C-11
         Section 7.10      Action at a Meeting.........................................................................C-11
         Section 7.11      Action Without a Meeting....................................................................C-11
         Section 7.12      Effect of Action............................................................................C-11

ARTICLE VIII               TRUSTEES; MEETINGS OF TRUSTEES..............................................................C-12
         Section 8.1       Authority of Trustees.......................................................................C-12
         Section 8.2       Powers of Trustees..........................................................................C-12
         Section 8.3       Number, Term and Qualifications.............................................................C-13
         Section 8.4       Resignations................................................................................C-13
         Section 8.5       Removal of Trustees.........................................................................C-13
         Section 8.6       Newly Created Trusteeships and Vacancies....................................................C-14
         Section 8.7       Compensation................................................................................C-14
         Section 8.8       Committees..................................................................................C-14
         Section 8.9       By-Laws.....................................................................................C-14

ARTICLE IX                 OFFICERS....................................................................................C-14

ARTICLE X                  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC..................................................C-14

ARTICLE XI                 ACCOUNTING..................................................................................C-15
         Section 11.1      Standard....................................................................................C-15
         Section 11.2      Inspection of Records.......................................................................C-15
         Section 11.3      Annual Audit................................................................................C-15
         Section 11.4      Interim Reports.............................................................................C-15

ARTICLE XII                DURATION OF THE COMPANY.....................................................................C-15


                                      C-ii
604509.3




         Section 12.1      Duration....................................................................................C-15
         Section 12.2      Early Termination...........................................................................C-15
         Section 12.3      Procedure Upon Termination..................................................................C-15

ARTICLE XIII               AMENDMENTS................................................................................. C-16
         Section 13.1      Amendment Procedure.........................................................................C-16
         Section 13.2      Amendments Without Shareholder Approval.....................................................C-16
         Section 13.3      Recording Amendments........................................................................C-16

ARTICLE XIV                EXCULPATION AND INDEMNIFICATION; LIMITATION OF LIABILITY; RIGHTS OF
                           TRUSTEES AND OFFICERS TO OWN SHARES; REPRESENTATIONS AND
                           GUARANTEES..................................................................................C-16
         Section 14.1      Exculpation and Indemnification of Trustees, Officers and Others ...........................C-16
         Section 14.2      Limitation on Liability of Shareholders, Trustees and Officers; Insurance...................C-16
         Section 14.3      Right of Trustees and Officers to Own Shares................................................C-16
         Section 14.4      Representations and Guarantees..............................................................C-17

ARTICLE XV                 MISCELLANEOUS...............................................................................C-17
         Section 15.1      Fiscal Year.................................................................................C-17
         Section 15.2      Checks .....................................................................................C-17
         Section 15.3      Successors in Interest......................................................................C-17
         Section 15.4      Severability................................................................................C-17
         Section 15.5      California Laws Govern......................................................................C-17
         Section 15.6      Headings....................................................................................C-17
         Section 15.7      No Third-Party Reliance.....................................................................C-17
         Section 15.8      Counterparts................................................................................C-17
         Section 15.9      Notice......................................................................................C-17
         Section 15.10     agreement of Shareholders.................................................................. C-17


                                      C-iii
604509.3

                              AMENDED AND RESTATED
                             DECLARATION OF TRUST OF
                                  CAPITAL TRUST
                               a California trust
                       As amended through June ___ , 1997



         AMENDED AND RESTATED DECLARATION OF TRUST of Capital Trust, a California trust (the "Company"), dated as of June ___ , 1997.


                                 R E C I T A L S

          WHEREAS, Stanley C. Bateman, Noel Coleman, Donald Gilson, H. Glover Hughes, John M. Inman, Edward P. Jones, Leo G. McClatchy and C. Frank Pratt, Sr., desiring to create a trust entered into a Declaration of Trust, dated the 15th of September, 1966 (the "Original Declaration of Trust"), creating California Real Estate Investment Trust, a California trust, for the benefit of the holders from time to time of shares to be issued hereunder, who become parties hereto and beneficiaries of the Company by becoming the holders of one or more shares of beneficial interests in the Company;

          WHEREAS, Messrs. Bateman, Coleman, Gilson, Hughes, Inman, Jones, McClatchy and Pratt agreed to serve as the initial trustees of the Company;

          WHEREAS, pursuant to the terms of the Original Declaration of Trust, such individuals have been replaced as trustees by vote of the Shareholders by Martin L. Edelman, Gary R. Garrabrant, Craig M. Hatkoff, John R. Klopp, Sheli Z. Rosenberg, Lynne B. Sagalyn and Samuel Zell;

          WHEREAS, the holders of no less than sixty-six and two-thirds percent (66-2/3%) of the outstanding common shares of the Company entitled to vote, desiring to amend and restate the Original Declaration of Trust, have approved the amendment and restatement of the Original Declaration of Trust as set forth herein, including without limitation changing the name of the Company from "California Real Estate Investment Trust" to "Capital Trust"; and

          WHEREAS, the Board and the Shareholders desire that the Company qualify as an "association" taxable as a corporation under the Code, so long as such qualification, in the opinion of the Board, is advantageous to the Shareholders, and cease qualifying as a "real estate investment trust" under the Code;


                              D E C L A R A T I O N


          NOW, THEREFORE, in order to declare the terms and conditions upon which the Company is to be created, continued and operated and the terms and conditions upon which the proportionate share and interest of each Shareholder thereof is to be determined, as well as the terms and conditions under which property is to be held therein, the Trustees hereby declare that they will hold all investments of every type and description which they may acquire as such Trustees, together with the proceeds thereof, in trust, to manage, improve, hold and dispose of the same for the benefit of the holders of record from time to time of the Shares issued and to be issued hereunder, and in the manner and subject to the provisions hereof, to wit:


                                       C-1
604509.3

                                    ARTICLE I

                                   DEFINITIONS


          Section 1.1 "Aggregated Transferor". The phrase "Aggregated Transferor" of a Person shall mean any other Person other than the Company who previously held Voting Shares of the Company now held by such Person.


          Section 1.2 "Board". The word "Board" shall mean the board of trustees of the Company established pursuant to Section 8.3.

          Section 1.3 "Business Day". The phrase "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

          Section 1.4 "By-Laws". The word "By-Laws" shall mean the By-Laws of the Company as adopted, and as amended and restated from time to time, by the Board pursuant to Section 8.2(m) and Section 8.9 hereof, which By-Laws are incorporated herein by reference and shall form a part of the governing instrument of the Company.

          Section 1.5 "Certificate of Designation". The phrase "Certificate of Designation" shall mean a certificate of designation, preferences and rights establishing a class or series of preferred shares pursuant to Section 6.1.

          Section 1.6 "Class A Common Shares". The phrase "Class A Common Shares" shall mean the class A common shares, par value $1.00 per share, of beneficial interests in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in this Declaration.

          Section 1.7 "Class A Preferred Shares". The phrase "Class A Preferred Shares" shall mean the class A 9.5% cumulative convertible preferred shares, par value $1.00 per share, in the Company established pursuant to the Certificate of Designation of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares adopted pursuant to Section 6.2.

          Section 1.8 "Class B Common Shares". The phrase "Class B Common Shares" shall mean the class B common shares, par value $1.00 per share, in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in this Declaration.

          Section 1.9 "Class B Preferred Shares". The phrase "Class B Preferred Shares" shall mean the class B 9.5% cumulative convertible non-voting preferred shares, par value $1.00 per share, in the Company established pursuant to the Certificate of Designation of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares adopted pursuant to Section 6.2.

         Section 1.10 "Common Shares". The phrase "Common Shares" shall mean, collectively, the Class A Common Shares and the Class B Common Shares.

          Section 1.11 "Conversion Date". The phrase "Conversion Date" is defined in Section 5.5(b).

          Section 1.12 "Conversion Notice". The phrase "Conversion Notice" is defined in Section 5.5(b).

          Section 1.13 "Corporations Commissioner". The phrase "Corporations Commissioner" shall mean the Commissioner of Corporations of the State of California or his or her authorized representatives.

                                       C-2
604509.3

          Section 1.14 "Declaration" and "Declaration of Trust". The word "Declaration" and the phrase "Declaration of Trust" shall mean this document as it may from time to time be supplemented, amended or modified pursuant to the provisions hereof.

          Section 1.15 "File for Record". The phrase "File for Record" shall mean to file for record in the office of the county recorder for the county in which the Company maintains its principal office, and in the offices of the recorders for such other places as the Board may, from time to time, designate.

          Section 1.16 "GAAP". The phrase "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

          Section 1.17 Internal Revenue Code". The phrase "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended and in effect from time to time (or any corresponding provision of succeeding law).

          Section 1.18 "Person". The word "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

          Section 1.19 "Preferred Shares". The phrase "Preferred Shares" shall mean the Class A Preferred Shares, the Class B Preferred Shares and such other shares of the Company created pursuant to Section 6.1.

          Section 1.20 "Shares". The word "Shares" shall mean the Common Shares and the Preferred Shares, collectively.

          Section 1.21 "Shareholders". The word "Shareholders" shall mean the holders of record of the Company's outstanding Shares.

          Section 1.22 "Subsidiary". The phrase "Subsidiary" shall mean (a) any corporation 50% or more of the voting securities of which is owned, directly or indirectly, by the Company, or (b) any other Person whose accounts are required under GAAP to be included in the Company's consolidated financial statements.

          Section 1.23 "Trustees". The word "Trustees" shall mean the trustees of the Company elected from time to time as provided in Article VIII hereof.

          Section 1.24 "Voting Preferred Shares". The phrase "Voting Preferred Shares" shall mean the Class A Preferred Shares and such other shares of the Company created pursuant to Section 6.1 and designated by the Board at such time as Shares entitled to vote.

          Section 1.25 "Voting Shares". The phrase "Voting Shares" shall mean, collectively, the Class A Common Shares and the Voting Preferred Shares.



                                       C-3
604509.3

                                   ARTICLE II

                                   THE COMPANY

          Section 2.1 Name. The name of the Company is "Capital Trust," and so far as may be practicable the Board shall conduct the Company's activities, execute all documents and sue or be sued under that name, which name shall refer to the Company and the Trustees in their capacity as trustees, and not individually or personally, and shall not refer to the officers or Shareholders of the Company or to the agents or employees of the Company or of such Trustees. Should the Board determine that the use of such name is not practicable, legal or convenient, the Board may use such other designation or they may adopt such other name for the Company as they deem proper and the Company may hold property and conduct its activities under such designation or name.

          Section 2.2 Principal Office. The Company shall maintain its principal office at 885 Third Avenue, New York, New York 10022. Such office may be changed from time to time by the Board. The Company may have additional business addresses as the Board may determine from time to time.

          Section 2.3 Purpose. The purpose of the Company shall be, as determined from time to time by the Board, to engage in any lawful business or activity for which a trust may be organized under the laws of the State of California.

          Section 2.4 No Partnership Relationship. The Company shall be a common law trust under the laws of the State of California. The Company is not intended to be, and shall not be deemed to be, and shall not be or elect to be treated as, a general partnership, limited partnership, joint venture or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder. Nothing contained herein or in any Share certificate, and no act done or any writing or agreement made during the continuance of the Company, shall be construed as, or have the effect of constituting the Trustees, the Shareholders or any of them or any other Person, co-partners or otherwise members of any association.

          Section 2.5 Amendment and Restatement of Original Declaration of Trust. This Declaration of Trust amends and restates in its entirety the Original Declaration of Trust with respect to the Company.


                                   ARTICLE III

                                INVESTMENT POLICY

          Section 3.1 General Policy. The Board shall from time to time establish by resolution or in the By-Laws of the Company policies to govern the investment and reinvestment of monies and other property held in the trust estate. Any such investment policies may contain prohibitions or restrictions upon certain types of investments.

          Section 3.2 Maintenance of Assets. The Board, on behalf of the Company, shall have the authority, itself or through officers, agents or independent contractors, to incur all expenses and make all expenditures from Company assets necessary or desirable for the protection, improvement, maintenance, repair, alteration, efficient operation or ready marketability of any asset of the Company. All such expenses shall be paid or reimbursed from the assets of the Company.

          Section 3.3 Disposition or Encumbrance of Assets. The Board shall have full discretion in retaining, selling, exchanging, financing or encumbering any asset of the Company, or any interest in such asset.

          Section 3.4 Use of Brokers and Appraisers. Subject to the provisions of Section 3.7 hereof, the Board may employ at the expense of the Company the services of any Person, including without limitation any real estate or securities broker, for the purpose of appraising, acquiring, financing, encumbering or disposing of assets of the Company.


                                       C-4
604509.3

          Section 3.5 Management of Company Property. Subject to the provisions of Section 3.7 hereof, whenever any property of the Company shall require active management, such services shall be provided for reasonable compensation by a contractor selected for such purpose by the Board from among qualified Persons. The Board shall not perform such services.

          Section 3.6 The Company's Right to Borrow Funds. The Company may, in the discretion of the Board, borrow funds from institutional lenders, banks and other lenders through the issuance of commercial paper, notes, debentures, bonds and other debt obligations of any kind and nature whatsoever (which may be convertible into Shares or other equity interests or be issued together with warrants to acquire Shares or other equity interests), and may grant security interests in or otherwise encumber any Company assets or provide Company guarantees in connection therewith.

         Section 3.7 Transactions with Related Parties. (a) No contract or transaction between the Company and one or more of its Trustees, officers or Shareholders, or between the Company and any other Person in which one or more of its Trustees, officers or Shareholders are directors, officers or trustees, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Trustee or officer is present at or participates in the meeting of the Board or any committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

                (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Trustees, even though the disinterested Trustees be less than a quorum; or

               (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Shareholders; or

              (iii) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board, a committee of the Board or the Shareholders.

Interested Trustees may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

         (b) The Board or any committee thereof shall be entitled in their discretion to retain, at the Company's expense, independent appraisers, investment bankers, legal counsel, accountants and other professional consultants or advisors to assist them in their determination as described in paragraph (a) above.

         (c) No Shareholder shall have any right, by virtue of this Agreement or otherwise, to share or participate in or to approve any other investments or activities of any other Shareholder, Trustee or employee or the income or proceeds derived therefrom. No Shareholder, Trustee or employee shall be obligated to offer or bring to the attention of the Company or the Board any business investment or opportunity, whether or not within the scope of the Company's purposes. Any Shareholder, Trustee or employee may at any time own, invest in or manage any business investment or opportunity, whether or not competitive with the Company or otherwise within the scope of the Company purpose. No Shareholder, Trustee or employee shall have any restriction on competing with the Company (except as may be specifically provided for in a written agreement between the Company and such Trustee, Shareholder or employee) or any obligation or responsibility to disclose, account for or offer any investment or opportunity to the Company or its Shareholders, and the Company and its Shareholders shall have no rights or interests therein.


                                   ARTICLE IV

        CLASSES OF SHARES; DESIGNATIONS, PREFERENCES, ETC.; SHAREHOLDERS


                                       C-5
604509.3

          Section 4.1 Number of Shares; Classes. (a) The total number of Common Shares and Preferred Shares which may be issued by the Board shall not be limited.

         (b) There shall be four classes of shares of beneficial interest: the Class A Common Shares, the Class B Common Shares, the Class A Preferred Shares and the Class B Preferred Shares; provided, however, that the Board may establish additional classes or series of Preferred Shares as set forth in
Section 6.1. All Common Shares, the Class A Preferred Shares and the Class B Preferred Shares shall be of one dollar ($1.00) par value.

         (c) Effective on the date hereof, each Common Share of beneficial interest, $1.00 par value, of the Company, issued and outstanding immediately prior to the date hereof (the "Old Common Shares") shall be reclassified as and changed into one (1) validly issued, fully paid, and non-assessable Class A Common Share. Each certificate that theretofore represented an Old Common Share or Old Common Shares shall thereafter represent that number of Class A Common Shares into which the Old Common Share or Old Common Shares represented by Such certificate shall have been reclassified. Each record holder of a share certificate or certificates that theretofore represented an Old Common Share or Old Common Shares shall receive, upon surrender of such certificates or certificates, a new certificate or certificates evidencing and representing the number of Class A Common Shares to which such record holder is entitled.

          Section 4.2 Designations, Preferences, etc. The designations, preferences, powers, qualifications and special or relative rights or privileges of the Common Shares and Preferred Shares of the Company shall be as set forth below in Article V with respect to Common Shares and in Certificates of Designation adopted pursuant to Article VI with respect to Preferred Shares.

          Section 4.3 Shareholder's Interest in the Company. The interest in the Company of each Shareholder consists of his or her right to enforce the performance of the Company, including the right to participate in distributions of the Company's assets, as provided in this Declaration of Trust and any Certificate of Designation. Such interest is personal property. During the continuation of the Company's business, no Shareholder or his or her legal representative or successor shall be entitled to a partition of the Company's property or, except as herein provided, to an accounting, nor shall the Company be in any manner affected by the death, insanity or bankruptcy of any Shareholder, or by the transfer of any Share or Shares of the Company.


                                    ARTICLE V

                                  COMMON SHARES

          Section 5.1 Common Shares; Identical Rights. Except as expressly provided otherwise in this Article V or as required by law, all Common Shares shall be identical and shall entitle the holders thereof to the same voting, dividend or distribution, liquidation and other rights.

          Section 5.2 Dividends. Subject to any preferences which may be granted to holders of Preferred Shares, the Board may cause dividends to be declared and paid on outstanding Common Shares out of funds legally available therefor, at such times, in such amounts and from such sources, whether income, surplus, capital or any combination thereof, as they in their discretion may determine. When, as and if such dividends are declared by the Board, whether payable in cash, property or securities of the Company, the holders of Common Shares shall be entitled to share equally in, and to receive in accordance with the number of Common Shares held by each such holder, all such dividends, except that if dividends are declared that are payable in Common Shares, such dividends shall be payable at the same rate on each class or series of Common Shares and shall be payable only in Class A Common Shares to holders of Class A Common Shares and in Class B Common Shares to holders of Class B Common Shares. The Board, pursuant to Section 7.3, may fix a record date for the determination of holders of Common Shares entitled to receive such dividend.

          Section 5.3 Liquidation Rights. In the event of the termination of the Company pursuant to Section 12.2, or upon the distribution of its assets, after the payment in full or the setting apart for payment to all creditors of the Company of the amounts to which they shall be entitled and subject to such preferential amounts, if any, to which the

                                       C-6
604509.3
holders of Preferred Shares at the time outstanding shall be entitled, the remaining assets of the Company available for payment and distribution to holders of Common Shares shall, subject to any participating or similar rights of Preferred Shares at the time outstanding, be distributed ratably, in accordance with the number of Common Shares held by each such holder, equally among the holders of Common Shares at the time outstanding.

          Section 5.4 Voting Rights. (a) The Class B Common Shares shall not have voting rights and shall not be counted in determining the presence of a quorum.

         (b) Except as otherwise required by law or provided in Section 5.4(a) or Section 8.3(c), and subject to the special voting rights of any outstanding Voting Preferred Shares, the approval of all matters brought before the Shareholders shall require the affirmative vote of the holders of a majority in voting power of the Voting Shares (including the Class A Common Shares) that are present in person or represented by proxy and voting as a single class. Each Voting Share shall entitle the holder thereof to such voting rights as are specified in this Section 5.4 or, with respect to a Voting Preferred Share, in the Certificate of Designation with respect to such Voting Preferred Share.

         (c) Notwithstanding anything to the contrary in this Section 5.4 or any Certificate of Designation, any Voting Shares owned, directly or indirectly, by the Company or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

          Section 5.5 Conversion Rights.

         (a) Each Class A Common Share shall be convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class B Common Share. Subject to delivery of the certification described in Section 5.5(b) below, each Class B Common Share shall be convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class A Common Share.


         (b) In order to exercise the conversion right, the holder of any Common Shares to be converted in whole or in part shall surrender the certificate or certificates evidencing such Common Shares to the Company and shall give written notice to the Company ("Conversion Notice") that the Shareholder elects to convert such Common Shares or the portion thereof specified in said notice into Class A Common Shares or Class B Common Shares, as specified by the Shareholder in the Conversion Notice. The Conversion Notice shall also (i) state the name or names (with address) in which the certificates for Common Shares shall be issued and (ii) if Class B Common Shares are to be converted into Class A Common Shares, contain a certification by the Shareholder that the Shareholder either
(a) will not, together with such Shareholder's Aggregated Transferors, upon the issuance of such Class A Common Shares, own more than 4.9% of any class of Voting Shares of the Company or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding no more than 4.9% of any class or series of Voting Shares of the Company. Each certificate evidencing Common Shares surrendered for conversion shall, unless the Shares issuable on conversion are to be issued in the same name as the registration of such Common Shares, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Shareholder or its duly authorized attorney. As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Common Shares relating thereto, the Company shall issue and deliver to such Shareholder (or upon the written order of such Shareholder) a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Common Shares or portion thereof in accordance with the provisions of this Section 5.5(b). In the event that less than all the Common Shares represented by a certificate are to be converted, the Company shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Shareholder of the Common Shares so surrendered, without charge to such Shareholder, a new certificate or certificates representing a number of Common Shares equal to the unconverted portion of the surrendered certificate. Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing such Common Shares shall have been surrendered to the Company or its transfer agent and a Conversion Notice with respect to such Common Shares shall have been received by the Company, as described above. Any Person in whose name any certificate or certificates for Common Shares shall be issuable upon conversion shall be deemed to have become the holder of record of the Common Shares represented thereby on the Conversion Date; provided, however, if the certificate or certificates evidencing Common Shares are surrendered on any date when the Share transfer books of the Company shall be closed, the


                                       C-7
604509.3

Shareholder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes until the next succeeding day on which such Share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered. No payment or adjustment will be made for dividends or other distributions with respect to any Common Shares issuable upon conversion of Common Shares as provided herein.

         (c) The issuance of Share certificates upon conversion of Common Shares shall be made without charge to the converting Shareholder for any tax in respect of the issuance thereof.

         (d) The Company covenants that all Common Shares which may be issued upon conversion of Common Shares will upon issuance be validly issued, fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issuance thereof.

          Section 5.6 Stock Splits, etc. The Company shall not in any manner subdivide or combine (by any stock split, reclassification, stock dividend, recapitalization, consolidation or otherwise) any outstanding class or series of Common Shares unless all classes and series of outstanding Common Shares shall be subdivided or combined proportionately and in the same manner.

          Section 5.7 Reacquired Shares. Any Common Shares which are converted, purchased, redeemed or otherwise acquired by the Company shall be retired and canceled by the Company promptly thereafter.

          Section 5.8 Preferences, Appraisals, Redemption and Preemptive Rights. Holders of Common Shares shall not be entitled to preferences, appraisals or preemptive rights of any kind. No Shareholder may demand that the Company or the Trustees redeem his or her Common Shares.

          Section 5.9 Nonassessability of Common Shares. After the payment of subscription price therefor, no assessment shall ever be made upon the Common Shares of the Company.


                                   ARTICLE VI

                                PREFERRED SHARES

          Section 6.1 Preferred Shares. (a) The Board is hereby expressly authorized at any time, and from time to time, to provide for the issuance of Preferred Shares in one or more classes or series, with such rights, powers, preferences, privileges and restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board, and as are not otherwise stated and expressed in this Declaration of Trust, including (without limiting the generality thereof) the following as to each such class or series:

       (i)        The distinctive designation of such class or series, and the number of Preferred Shares of such class or series authorized;

      (ii) The dividends payable with respect to such class or series, the rates or basis for determining such dividends, and conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on any other class or series of securities of the Company, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative;

     (iii) Whether Preferred Shares of such class or series shall be redeemable at the option of the Company or upon the happening of a specified event, and, if redeemable, whether for cash, property or rights, including securities of the Company, the times, prices or rates and any adjustment and other terms and conditions of such redemption;


                                       C-8
604509.3

      (iv) The terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of Preferred Shares of such class or series;

       (v) Whether or not Preferred Shares of such class or series shall be convertible into or exchangeable for other securities of the Company, at the option of the Company or of the holder of such Preferred Shares or both, or upon the happening of a specified event, and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof;

      (vi) The extent, if any, to which the holders of the Preferred Shares of such class or series shall be entitled to vote with respect to the election of Trustees or on other issues, including without limitation the extent, if any, to which such holders shall be entitled, voting as a class or series or jointly with other classes or series, to elect one or more Trustees upon the happening of a specified event or otherwise, or entitled to multiple votes per Preferred Share;

    (vii) The restrictions, if any, on the issue or reissue of Preferred Shares of such class or series or any other classes or series;

    (viii) The extent, if any, to which the holders of the Preferred Shares of such class or series shall be entitled to preemptive rights;

      (ix) The rights of the holders of the Preferred Shares of such class or series upon the termination of the Company or any distribution of its assets, including without limitation any preferential amount payable upon such Preferred Shares or any other rights of holders of such Preferred Shares in the event of the liquidation, dissolution or winding up of the Company or the distribution of its assets; and

       (x) The terms of any other provisions to be applicable to such Preferred Shares and such other powers, preferences, rights, limitations or restrictions as the Board shall determine.

                  (b) Before the Company shall issue any Preferred Shares of any class or series, a Certificate of Designation setting forth the resolution or resolutions of the Board fixing the voting powers, designations, preferences and rights of such class or series, the qualifications, limitations or restrictions thereof, and the number of Preferred Shares of such class or series authorized by the Board, shall be signed and acknowledged by the officer or officers of the Company designated by the Board pursuant to resolution of the Board and filed among the records of the Company. Except to the extent otherwise expressly provided in any such resolution or resolutions creating such class or series, the number of Preferred Shares of the classes or series authorized by such resolution or resolutions may be increased or decreased (but not below the number of Preferred Shares of such class or series then outstanding) and any other amendment to such resolution or resolutions may be effected, by a Certificate of Designation, setting forth a resolution or resolutions of the Board authorizing such increase, decrease or amendment, signed and acknowledged by the officer or officers of the Company designated by the Board. The Board shall cause notice of the adoption or amendment of any Certificate of Designation and a copy thereof to be mailed to Shareholders within 90 days following such adoption or amendment. Except to the extent otherwise expressly provided in the resolution or resolutions creating such class or series of Preferred Shares, any such amendment may, without limitation, cancel or otherwise affect the right of the holders of Preferred Shares of such class or series to receive dividends which have accrued but have not been declared.

          Section 6.2 The Class A Preferred Shares and the Class B Preferred Shares. The Class A Preferred Shares and the Class B Preferred Shares shall have the rights, preferences, privileges and restrictions stated and expressed in the Certificate of Designation of the Class A Preferred Shares and the Class B Preferred Shares adopted by resolution or resolutions of the Board providing for the issue thereof, and signed and acknowledged by the officer or officers of the Company designated by the Board, as the same may be amended or modified from time to time.

          Section 6.3 Nonassessability of Preferred Shares. After payment of the subscription price therefor, no assessment shall ever be made upon the Preferred Shares of the Company.


                                       C-9
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



          Section 6.4 Recording of Certificates of Designation. Following the adoption of any Certificate of Designation, if deemed advisable by the Board, the officer or officers of the Company designated by the Board shall execute such Certificate of Designation and File for Record such Certificate of Designation.


                                   ARTICLE VII

                            MEETINGS OF SHAREHOLDERS

          Section 7.1 Annual Meeting. The annual meeting of the Shareholders shall be held on a Business Day during the fifth or sixth calendar month of the Company's fiscal year, between 9:00 a.m. and 10:00 p.m., at New York, New York, or at such other location as the Board shall select. Notice of the date, hour and place of the meeting as determined by resolution of the Board shall be mailed to Shareholders at least 14 days before the day of the meeting.

          Section 7.2 Special Meetings. Special meetings of Shareholders may be called at any time and place by the Board and the Board shall cause a special meeting to be called upon receipt of the written request of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Voting Shares entitled to vote on any matter to be voted on at such special meeting, which request shall specify the purpose or purposes for which such meeting is to be called. If for any reason an annual meeting of Shareholders as herein provided for shall be omitted, a special meeting of Shareholders may subsequently be held in lieu thereof and the business of the annual meeting may be transacted thereat.

          Section 7.3 Record Date. The Board may, without closing the transfer books, fix a date not more than 60 days prior to the date of any meeting of Shareholders or dividend payment as a record date for the determination of Shareholders entitled to vote at such meeting and any adjournment thereof, or to receive such dividend. Any Person who is a registered Shareholder of Voting Shares at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof, and any Person who is a registered Shareholder at the time so fixed shall be entitled to receive such dividend, even though he or she has since that date disposed of his or her Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any adjournment thereof or to receive such dividend.

          Section 7.4 Voting of Shares. (a) Each Voting Share shall be entitled to the vote specified in Section 5.4; provided, that only holders of record as of the record date for the meeting shall be entitled to vote at any meeting of Shareholders.

          (b) Whenever the vote or written consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either in person or by proxy. The Board may solicit such proxies from the holders of Voting Shares or any of them in any matter requiring or permitting the Shareholders' vote or written consent. No proxy for any meeting of Shareholders shall be effective unless such proxy shall have been received in the office of the Company, or such other location designated by the Board and indicated in the material soliciting the proxies, for verification prior to the meeting.

          (c) When a Voting Share entitled to vote is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy with respect to such Voting Share, but if more than one of them shall be present at such meeting in person or by proxy and such joint owners or their proxies so present disagree as to any vote to be cast, no vote shall be received with respect to such Voting Share.

          Section 7.5 Inspectors of Elections. (a) The Board, in advance of any Shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a Shareholders' meeting may, and on the request of any Shareholder entitled to vote thereat shall, appoint at least one inspector. In case any appointed inspector fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at that meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.


                                      C-10
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



          (b) The inspectors shall determine the number of Shares outstanding, the number of Shares represented at the meeting, the existence of a quorum and the validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions arising in connection with the right to vote; count and tabulate all votes, ballots or consents; determine the result; and do such acts as are necessary to conduct the election or vote with fairness to all holders of Voting Shares. On request of the person presiding at the meeting or any Shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

          Section 7.6 Shareholder List. The officer who has charge of the Share ledger of the Company shall, at least ten days before each meeting of Shareholders, prepare a complete alphabetical address list of the Shareholders entitled to vote at the ensuing election, with the number of Voting Shares held by each. Said list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be available for inspection at the meeting.

          Section 7.7 Quorum. A majority of the outstanding Voting Shares entitled to vote on any matter to be voted on at such meeting represented in person or by proxy shall constitute a quorum at any such meeting. The holders of Voting Shares present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum. In the absence of a quorum, any meeting of Shareholders may be adjourned from time to time, up to and including the 45th day following the originally noticed meeting date by an affirmative vote of a majority of the Voting Shares entitled to vote and represented in person or by proxy at the meeting.

          Section 7.8 Notice. Notice of all meetings of Shareholders shall be given at the direction of the Board by the officer or officers authorized by the Board, and shall be mailed not less than 14 days nor more than 60 days before the day of the meeting to each Shareholder at his or her address as given in the register, or lacking such address, to such Shareholder addressed to the principal office of the Company. Any adjourned meeting may be held as adjourned, without further notice.

          Section 7.9 Business Transacted. No business shall be transacted at any special meeting of Shareholders unless notice of such business have been given in the call for the meeting.

          Section 7.10 Action at a Meeting. Whenever any action is to be taken by the Shareholders, it shall, except as otherwise required by this Declaration, provisions of the Certificate of Designation relating to any class or series of Voting Preferred Shares which may at the time be outstanding, or by law, be authorized by the affirmative vote of a majority of the votes cast at a meeting of Shareholders at which a quorum is present by holders of Voting Shares entitled to vote thereon.

          Section 7.11 Action Without a Meeting. Any action which may be taken at any meeting of Shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Voting Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted. Prompt notice (but in any event within 90 days) of the taking of the action without a meeting by less than unanimous written consent shall be given to those Shareholders who have not consented in writing.

          Section 7.12 Effect of Action. Except as otherwise expressly provided by law, this Declaration of Trust or the provisions of the Certificate of Designation relating to any class or series of Voting Preferred Shares which may at the time be outstanding, no action taken by the Shareholders at any meeting shall in any way bind the Board in its management of the Company.


                                      C-11
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




                                  ARTICLE VIII

                         TRUSTEES; MEETINGS OF TRUSTEES

          Section 8.1 Authority of Trustees. Except as otherwise expressly provided in this Declaration of Trust or a Certificate of Designation, the business, affairs and assets of the Company shall be entrusted to the exclusive management and control of the Trustees. The Trustees shall exercise their powers hereunder for the exclusive benefit of the Shareholders.

          Section 8.2 Powers of Trustees. The Trustees shall have full and absolute power, control and authority over all of the Company's assets held by or for them hereunder, and over the business and affairs of the Company, to the same extent as if they were the sole owners of such assets and such business in their own right, subject only to the limitations expressly stated in this Declaration of Trust or a Certificate of Designation. Without limitation of the generality of the foregoing, the Trustees shall have power:

                  (a) To design and adopt a seal of the Company, and to change the same from time to time; to locate and relocate the principal office of the Company; and from time to time to change the name of the Company, and under such name to make and execute contracts and all kinds of instruments, conduct business, acquire and convey real or personal property, and sue or be sued;

                  (b) To solicit proxies of the Shareholders; to declare and effect Share dividends and splits; and when good reason appears therefor, to require that outstanding certificates be handed in to the Company in exchange for new certificates;

                  (c) To issue from time to time, without the necessity of a prior offering thereof to existing Shareholders (subject to the provisions of the Certificate of Designation relating to any class or series of Preferred Shares that may then be outstanding), Shares of the Company in addition to any then outstanding, issuing the same to such party or parties, for such property or consideration, at such time or times, and on such terms as the Board deems best, and in so doing, to allow or eliminate fractional Shares, in their discretion;

                  (d) To acquire and dispose of assets, and otherwise conduct the business of the Company; and to cause to be organized or assist in organizing, under the laws of any jurisdiction, such corporations, partnerships, limited liability companies, trusts, associations or other organizations having such rights, powers and discretion as they deem desirable for purposes of the Company;

                  (e) To take out policies of insurance at the expense of the Company, including without limitation liability, life, fire and casualty insurance, including Workman's Compensation, covering such Persons, property and contingencies and in such amounts as they deem proper;

                  (f) To lease to or from others for a term extending beyond the possible termination of the Company; to acquire and deal absolutely with property of any description, real or personal; and to lend and borrow money and incur indebtedness for the purposes of the Company, and cause to be executed and delivered therefor promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor;

                  (g) To exercise all rights, powers and privileges relating to the ownership of any stock, bonds or other securities forming part of the Company's assets;

                  (h) To employ such assistance, at such compensation, as they deem expedient in the transaction of the business of the Company;


                                      C-12
604509.3

                  (i) To determine in their discretion whether any moneys, securities or other properties of the Trust are to be considered as principal or income, and in what manner any expenses or disbursements are to be charged as between principal and income, or as between earnings, surplus and capital, as the case may be;

                  (i) To determine the Fiscal Year and the accounting procedures of the Company, and to change the same from time to time;

                  (j) To invest the assets of the Company, and to distribute or retain the income of the Company in a manner that will terminate the status of the Company as a real estate investment trust under the Code or to file an election with the Internal Revenue Service that terminates such status;

                  (k) To compromise or settle claims of or against the Company; and to take such action, legal or otherwise, as appears to them necessary or desirable in the interests of the Company or the Shareholders, and in so doing to pay the expenses thereby incurred in good faith, including counsel fees, from the funds of the Company;

                  (l) To determine the proper interpretation of any provision of this Declaration of Trust, the By-Laws and any Certificate of Designation;

                  (m) To adopt, implement and from time to time amend or restate By-Laws of the Company relating to the business and organization of the Company that are not inconsistent with the provisions of this Declaration; and

                  (n) To do all acts and undertake all things which in their judgment are necessary, convenient or appropriate to promote the purposes of the Company, although such acts or things are not specifically mentioned in this Declaration.

          Section 8.3 Number, Term and Qualifications. (a) In managing the business, affairs and assets of the Company, the Trustees shall act as a Board. The full Board shall consist of no less than three Trustees and no more than 21 Trustees, the number to be established by resolution of the Board from time to time. Ownership of all trust assets, legal, equitable or both, shall be vested jointly in those Trustees in office at any time. A successor Trustee shall succeed immediately upon accepting office to the interest of his or her predecessor without the necessity of any transfer or conveyance.

          (b) Each Trustee shall hold office until the expiration of his or her term and until the election and qualification of his or her successor. The term of the Trustees shall expire at each annual meeting of the Shareholders following the election of Trustees at such annual meeting. Trustees may be reelected.

          (c) Subject to the terms of Section 8.6 and the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, Trustees shall be elected by a plurality of the Voting Shares represented in person or by proxy at the annual meeting of Shareholders. At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method. Each Trustee so elected shall serve until his or her term of office expires and until the election and qualification of his or her successor. Each Trustee shall qualify following his or her election, whether by the Shareholders or by the remaining Trustees, by filing a notice of acceptance with the Board. The officers so designated by the Board shall, from time to time when deemed necessary by the Board, execute and File for Record an instrument which sets forth the then existing membership to the Board.

          Section 8.4 Resignations. Any Trustee may resign his or her office by an instrument in writing signed by him and delivered to the Board, which resignation shall take effect after such delivery and on the date indicated in such instrument.


                                      C-13
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



          Section 8.5 Removal of Trustees. Subject to the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, a Trustee may be removed from office at any time either:

          (a) with or without cause by the vote or written consent of either (i) a majority of the Trustees then in office and a majority of the outstanding Voting Shares of the Company entitled to vote or (ii) sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares of the Company entitled to vote, or

          (b) with cause by the vote or written consent of a majority of the Trustees then in office.

          Section 8.6 Newly Created Trusteeships and Vacancies. In the case of the death or resignation of one or more Trustees, or vacancies occurring in the Board for any reason, including newly created trusteeships resulting from an increase in the number of Trustees, the vacancies so created may be filled by the Trustee (if only one Trustee is then remaining) or a majority of the Trustees remaining in office at the time, although less than a quorum exists, and each new Trustee shall serve for the unexpired term of his or her predecessor and until the election and qualification of his or her successor. No vacancy in the Board shall operate to diminish the powers of the Trustee or Trustees remaining in office. Upon the resignation or removal of any Trustee, or his or her otherwise ceasing to be a Trustee, his or her interest as a Trustee in all the Company's properties shall automatically cease and, without need for any conveyancing document, shall vest in the remaining Trustees, but he or she shall execute and deliver such documents as the remaining Trustees shall require to confirm the conveyance of any of the Company's property held in his or her name, and shall account to the remaining Trustees as they require for all property which he or she holds as Trustee and shall thereupon be discharged as Trustee.

          Section 8.7 Compensation. The Trustees, the officers and every other Person appointed, employed or otherwise engaged to assist in the execution of the Company's business, shall receive such compensation from the assets of the Company for their respective services to the Company as shall be fixed from time to time by the Board.

          Section 8.8 Committees. The Trustees may appoint one or more committees from their number and delegate to such committees any of the powers and authority of the Board in the management of the business, affairs and assets of the Company, except the power to declare dividends and initiate amendments to this Declaration.

         Section 8.9 By-Laws. The Board may adopt and from time to time amend or repeal by-laws for the conduct of its business and the business of the Company, including, without limitation, the form of share certificates, mechanics of share transfers, limitations upon the transferability of shares, and provisions with respect to the exculpation and indemnification of Trustees, officers and other parties by the Company. Such by-laws may also define the duties of the Company's officers, agents, employees and representatives.


                                   ARTICLE IX

                                    OFFICERS

          The Board may appoint such officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board. Officers of the Company shall be elected by the Board and shall hold office until their successors are elected and qualify or until their earlier resignation or removal. The officers shall be elected at the first meeting of the Board after each annual meeting of the Shareholders. More than one office may be held by the same person. The Board may delegate to any Trustee(s), officer(s), employee(s) or agent(s) the authority to act on behalf of the Company, including without limitation the authority to execute any contract, agreement, document, conveyance, deed, deed of trust, mortgage, release or other written instruments.


                                      C-14
604509.3

                                    ARTICLE X

                   CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

          Subject to other requirements and restrictions of this Declaration of Trust and the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, the Company shall not be incorporated, merged into another entity, consolidated with one or more entities into a new entity, reorganized as a new entity, liquidated or dissolved, and all or substantially all of the assets of the Company shall not be sold, leased, exchanged or otherwise disposed of, except in each case upon the affirmative vote or written consent of a majority of the outstanding Voting Shares of the Company entitled to vote, voting as a single class or series. Upon any such approval of the holders of the Voting Shares, no approval of such transaction by the Board shall be required.


                                   ARTICLE XI

                                   ACCOUNTING

          Section 11.1 Standard. Unless otherwise determined by the Board, the books and records of the Company shall be kept in conformity with GAAP.

          Section 11.2 Inspection of Records. The records of the Company shall be open for inspection by the Corporations Commissioner, who shall have the right to make copies thereof or extracts therefrom. The Share register or a duplicate thereof, the books of account, and minutes of proceedings of the Shareholders and the Board and of executive committees of the Board, shall be open to inspection at any reasonable time upon the written demand of any Shareholder, made upon the Board, for a purpose reasonably related to his or her interests as a Shareholder, and shall be exhibited at any time when required by the demand at any Shareholders' meeting of ten percent of the Shares represented at the meeting. Inspection by a Shareholder may be made in person or by agent or attorney, and the right of such inspection includes the right to make extracts. Each Trustee shall have the right at all reasonable times during his or her term of office to inspect the records and property of the Company.

          Section 11.3 Annual Audit. The Board shall cause to be prepared at least annually, at the expense of the Company, a report of the Company's operations, containing a balance sheet and a statement of income and an opinion of an independent certified public accountant on the financial statements. Such opinion shall be based on an examination of the books and records of the Company which is not materially limited in scope and, unless otherwise determined by the Board, is made in accordance with GAAP.

          Section 11.4 Interim Reports. Interim reports, containing a current balance sheet which may be unaudited, shall be prepared at least quarterly and shall be furnished within a reasonable time after the close of the quarter to each Shareholder.


                                   ARTICLE XII

                             DURATION OF THE COMPANY

          Section 12.1 Duration. The Company shall continue for the lives of the following named children and grandchildren of the initial trustees, living on the day of execution of the Original Declaration of Trust, to-wit: Phillip Allen Bateman, Deborah Brown, Donald Gilson, Jr., Judy C. Inman, Gregory B. Jones, James W. Jones, Steven E. Jones, Valerie Jones, Cherryl McClatchy, Julia McClatchy, Leo A. McClatchy, Patricia O'Neil, Sean M. O'Neil, C. Frank Pratt, Jr., C. Frank Pratt III, Paul D. Pratt, George Robert Thompson, Laraine M. Thompson, Lynette F. Thompson, and for 20 years after the death of the last survivor of them, and shall thereupon cease.


                                      C-15
604509.3

          Section 12.2 Early Termination. This trust shall be irrevocable. Subject to the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, the business of the Company may be terminated or dissolved only upon the affirmative vote or written consent of either (i) a majority of the Trustees then in office and a majority of the outstanding Voting Shares of the Company or (ii) sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares of the Company.

          Section 12.3 Procedure Upon Termination. Upon termination of the Company, the Board shall cause such liquidation of the Company's assets as they deem desirable, shall pay or make adequate provision for all liabilities of the Company, whether present or contingent, shall pay to the holders of Preferred Shares at the time outstanding such preferential amounts, if any, as such holders shall be entitled, and shall distribute the remaining assets of the Company, either in kind or in money or both, ratably to the holders of the Common Shares at the time outstanding, subject to any participating or similar rights of the Preferred Shares at the time outstanding.


                                  ARTICLE XIII

                                   AMENDMENTS

          Section 13.1 Amendment Procedure. Any amendment to this Declaration of Trust shall be in writing and, subject to the terms of Section 13.2 and the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, shall require and shall be effective upon the affirmative vote or written consent of either (i) a majority of the Trustees then in office and a majority of the outstanding Voting Shares of the Company, or (ii) sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares of the Company.

          Section 13.2 Amendments without Shareholder Approval. Notwithstanding
Section 13.1, a majority of the Trustees then in office may amend this Declaration of Trust without the vote or consent of Shareholders to the extent they deem it necessary to conform this Declaration of Trust to any other applicable laws, rulings or regulations; provided, that the Trustees shall in no event be liable for failing to so amend this Declaration of Trust. The Board shall cause notice of any such amendment to be mailed to Shareholders within 90 days following such amendment.

          Section 13.3 Recording Amendments. Following the adoption of any amendment hereto, if deemed advisable by the Board, the officers of the Company designated by the Board shall execute an instrument which sets forth such amendment and File for Record such instrument.


                                   ARTICLE XIV

            EXCULPATION AND INDEMNIFICATION; LIMITATION OF LIABILITY;
                  RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES;
                         REPRESENTATIONS AND GUARANTEES

          Section 14.1 Exculpation and Indemnification of Trustees, Officers and Others. The Company may, to the full extent permitted by law, cause the Company to limit the liability of and indemnify any and all Trustees, officers, employees or agents from and against any and all expenses, liabilities or other matters both as to action in his or her official capacity on behalf of the Company and as to action in another capacity while holding such office, and shall continue as to a Person who has ceased to be a Trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such Person, as provided in any By-Law adopted by a majority of the Board.

          Section 14.2 Limitation on Liability of Shareholders, Trustees and Officers; Insurance. (a) All Persons dealing with or having any claim against the Trustees or any officer, agent or employee of the Company shall look only to the Company for the payment of any debt, claim, obligation or damage, or of any money or other thing that might become due or payable in any way, whether founded upon contract, tort or otherwise, and no Shareholder shall be personally or individually liable therefor. Each Shareholder shall be entitled to pro rata indemnity from the Company's

                                      C-16
604509.3
assets if, contrary to the provisions hereof, such Shareholder is held to any personal liability for any debt, claim, obligation or damage, or of any money or other thing that might become due or payable in any way, whether founded upon contract, tort or otherwise, of the Company.

          (b) The Board shall maintain liability insurance for the protection of the Company and those connected therewith, and cause any premiums therefor to be paid from Company assets.

          Section 14.3 Right of Trustees and Officers to Own Shares. Any Trustee, officer, agent or employee may acquire, own, hold and dispose of Shares in the Company, for his or her individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee, officer, agent or employee.

          Section 14.4 Representations and Guarantees. No officer, agent, representative or employee of the Company or of any Trustee, nor anyone other than the Board, has authority to make any representations or guarantees concerning the Company; nor shall any Trustee or officer of the Company be responsible for or with respect to the validity or sufficiency of this trust or of the Share certificates issued hereunder; nor has any such officer, agent, representative, employee or other Person any authority to change the terms and conditions of this Declaration of Trust or any certificate issued hereunder, or to bind the Company or its agents by any representation, statement, agreement or interpretation, written or oral, not contained herein or in such certificate.


                                   ARTICLE XV

                                  MISCELLANEOUS

          Section 15.1 Fiscal Year. The fiscal year of the Company for financial statement and Federal income tax purposes shall be the same and shall end on December 31st, except as may be otherwise required by the Internal Revenue Code or otherwise approved by resolution of the Board.

          Section 15.2 Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer(s) or agent(s) of the Company, and in such manner, as shall be determined from time to time by resolution of the Board.

          Section 15.3 Successors in Interest. This Declaration of Trust shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his or her successors, assigns, heirs, distributees and legal representatives.

          Section 15.4 Severability. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

          Section 15.5 California Laws Govern. This Declaration of Trust, its provisions and all rights, powers, privileges, trusts, duties and obligations hereunder and under all Share certificates, shall be governed by the laws of the State of California and of the United States of America.

          Section 15.6 Headings. The use of headings in this Declaration of Trust is solely for convenience, and all such headings shall be disregarded in the construction of its provisions.

          Section 15.7 No Third-Party Reliance. Any act done by the Board or under its authority shall, as to third parties dealing in good faith with the Company, be conclusively deemed to be within the purposes of the Company and within the powers and authority of the Person or Persons acting.


                                      C-17
604509.3

          Section 15.8 Counterparts. This Declaration may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 15.9 Notice. No notice to the Board or any officer of the Company shall be effective for any purpose unless given in writing, and until the same is received. Any notice required or permitted by this Declaration or by law to be given by the Board or by an officer or authorized agent of the Company, shall be conclusively deemed to have been given when such notice is enclosed in an envelope addressed to the proper Person at the last address shown in the records of the Company, and such envelope is deposited in the United States mail, postage prepaid; and the date of mailing shall be deemed the date such notice is given. All distributions from the Company's assets may be made by mailing the same in like manner.

          Section 15.10 Agreement of Shareholders. Each of the Shareholders, severally but not jointly, by becoming a Shareholder hereunder, hereby agrees with the Trustees and their successors in office that he or she accepts and agrees to, and shall be bound and governed by, the provisions, terms and conditions of this Declaration, as amended from time to time in accordance with
Section 13.1 and Section 13.2 hereof, in the same manner as if he or she had personally executed the same.


          IN WITNESS WHEREOF, the undersigned individuals, comprising the current Board of the Company, have hereunto set their hands on the date first above written.




                                           -------------------------------------
                                           Martin L. Edelman


                                           -------------------------------------
                                           Gary R. Garrabrant


                                           -------------------------------------
                                           Craig M. Hatkoff


                                           -------------------------------------
                                           John R. Klopp


                                           -------------------------------------
                                           Sheli Z. Rosenberg


                                           -------------------------------------
                                           Lynne B. Sagalyn


                                           -------------------------------------
                                           Samuel Zell

                                      C-18
604509.3

                                                                         ANNEX D


















                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                       1997 LONG-TERM INCENTIVE SHARE PLAN


604509.3

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                       1997 LONG-TERM INCENTIVE SHARE PLAN



                 ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION



         1.1 Establishment of the Plan. On June __, 1997, the Board of Trustees of California Real Estate Investment Trust (the "Company") adopted, subject to the approval of shareholders, an incentive share compensation plan known as the "1997 Long-Term Incentive Share Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Share Options, Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units, Performance Shares and Share Units. The Plan is designed to comply with the performance-based compensation exemption under the proposed regulations to Internal Revenue Code Section 162(m) issued by the Department of Treasury.


         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Eligible Individuals that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Eligible Individuals upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

         1.3 Duration of the Plan. The Plan commences on the date on which shareholders first approve the Plan, and shall remain in effect, subject to the right of the Board of Trustees to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:


         (a) "Award" or "Awards" means, individually or collectively, a grant under this Plan of Incentive Share Options, Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units, Performance Shares or Share Units.

         (b) "Award Agreement" means the agreement required under Article 3 evidencing an Award under this Plan.

         (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (d) "Board" or "Board of Trustees" means the Board of Trustees of the Company.

         (e)      "Cause" means the occurrence of any one of the following:


                  (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the

                                       D-1
604509.3

                       Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

                  (ii) the Participant's conviction for committing a felony in connection with the employment or service relationship;
                       or

                 (iii) the willful engaging by the Participant in gross
                       misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief, that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.


         (f) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (i) any Person (other than Veqtor Finance Company, LLC or its affiliates as that term is defined under the rules and regulations promulgated under the Exchange Act, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Shares of the Company), is or becomes the Beneficial Owner, directly or indirectly, of 20% or more of the Voting Securities of the Company;


                  (ii) the Board shall at any time consist of a majority of
                       individuals (the "New Majority") who where elected or appointed Trustees of the Company without the approval of a majority of the Trustees either (A) in office prior to the election or appointment of the first of the Trustees comprising the New Majority, or (B) appointed by or elected with the approval of such Trustees; or

                  (iii)the shareholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the Voting Securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.


                  However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the combined voting power of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

         (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.



                                       D-2
604509.3

         (i) "Common Shares" means the class A common shares, per value $1.00 per share, of beneficial interest in the Company.

         (j) "Company" means California Real Estate Investment Trust, a California trust, or any successor thereto.

         (k) "Covered Employee" means any Participant designated prior to the grant of Restricted Shares, Performance Units or Performance Shares by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which such Restricted Shares, Performance Units or Performance Shares are taxable to such Participant.

         (l) "Eligible Individual" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Trustee of the Company or any of its Subsidiaries, or a consultant or service provider to the Company or any of its Subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries.

                  "Eligible Individual" also may include any other employee, consultant or service provider, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment.

         (m) "Election Form" means the form under which a Participant elects to receive Shares granted under a Share Unit Award upon the occurrence of certain events.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (o) "Fair Market Value" means the closing price of the Shares on a securities exchange, or if the Shares were not traded on an exchange, the average of the highest price and lowest price at which the Shares were traded, as reported on the Nasdaq National Market, on the relevant date, or on the most recent date on which the Shares were traded prior to such date.

         (p) "Incentive Share Option" or "ISO" means an option to purchase Shares, granted to a Participant pursuant to Article 6 herein, which is designated as an incentive share option and is intended to meet the requirements of Section 422 of the Code.

         (q) "Nonqualified Share Option" or "NQSO" means an option to purchase Shares, granted to a Participant pursuant to Article 6 herein, which is not intended to be an Incentive Share Option.

         (r) "Option" or "Options" means an Incentive Share Option or a Nonqualified Share Option.

         (s) "Option Agreement" means an Award Agreement evidencing an Option Award granted under Article 6 herein.

         (t) "Outside Trustee" means any Trustee who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.

         (u) "Participant" means an Eligible Individual who has been granted an Award under the Plan.

         (v) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to
                  Article 9 herein.

         (w) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.


                                       D-3
604509.3

         (x) "Period of Restriction" means the period during which the transfer of Restricted Shares is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

         (y)      "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (z) "Plan" means this Long-Term Incentive Share Plan of the Company, as herein described and as hereafter from time to time amended.

         (aa) "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

         (bb) "Restricted Shares" means an Award granted to a Participant pursuant to Article 8 herein.

         (cc) "Restricted Share Agreement" means an Award Agreement evidencing a Restricted Share Award granted under Article 8 herein.


         (dd) "Subsidiary" means any corporation of which more than 50% (by number of votes) of the combined voting power of outstanding securities is owned, directly or indirectly, by the Company.

         (ee)     "Share" or "Shares" means the Common Shares.

         (ff) "Share Unit" means a derivative interest in Shares granted to a Participant pursuant to Article 9 herein which is credited to a bookkeeping account and paid out on a one-for-one basis in Shares.

         (gg) "Share Appreciation Right" or "SAR" means an Award, designated as a Share Appreciation Right, granted to a Participant pursuant to Article 7 herein.

         (hh)     "Trustee" means a member of the Board.

         (ii) "Voting Securities" means Shares or securities of any class or classes of securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Trustees.


         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            ARTICLE 3. ADMINISTRATION


         3.1 The Committee. The Plan shall be administered by the Board or by a committee (the "Committee") consisting of not less than two Trustees who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Trustees. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "Non-Employee Director" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission or Awards made under the Plan will be made in accordance with another available exception, including approval by the full Board or Trustees or the shareholders. To the extent required to comply with Code Section 162(m), each member of the Committee also shall be an Outside Trustee.



                                       D-4
604509.3

         3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Share Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section 9.6 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Share Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

         3.3 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Eligible Individuals (including officers and Trustees who are employees) as may be selected by it. The Committee shall select Participants from among those who they have identified as being Eligible Individuals.

         3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Trustees shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

         3.5 Delegation of Certain Responsibilities. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The Board or the Committee may delegate to the Chief Executive Officer of the Company its authority under this
Article 3 to grant Awards to Eligible Individuals who are not Covered Employees or who are not officers or Trustees of the Company or its Subsidiaries subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Board or the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Board or the Committee.

         3.6 Procedures of the Board or the Committee. All determinations of the Board or the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Board or the Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Board or the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Board or the Committee and filed with the minutes for proceedings of the Board or the Committee. Service on the Board or the Committee shall constitute service as a Trustee of the Company so that members of the Board or the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Board or the Committee to the same extent that they are entitled under the Company's Certificate of Incorporation and California law for their services as Trustees of the Company.

         3.7 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Board or the Committee. Such terms and conditions need not be the same in all cases.


                                       D-5
604509.3

         3.8 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Exchange Act ("Rule 16b-3").

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN


         4.1 Number of Shares. The maximum number of Shares that may be made the subject of Awards granted under the Plan is two million (2,000,000) reduced by the number of Shares made the subject of Awards under the Company's 1997 Non-Employee Trustee Share Plan; provided, however, that the maximum number of Shares that may be the subject of Awards granted to any Eligible Individual during the term of the Plan may not exceed 500,000 Shares and the maximum amount payable in cash to any Eligible Individual with respect to any Performance Period pursuant to any Performance Unit or Performance Share Award shall be $1,000,000. Upon a change in capitalization or authorized shares (as described in Section 4.3) the maximum number of Shares shall be adjusted in number and kind pursuant to Section 4.3. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, the number of Shares as shall be determined by the Board. Upon the granting of an Award, the number of Shares available under Section 4.1 for the granting of further Awards shall be reduced as follows:


                  (a) In connection with the granting of an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Award is granted or denominated.

                  (b) In connection with the granting or a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (a) the dollar amount in which the Performance Unit is denominated, divided by (b) the Fair Market value of a Share on the date the Performance Unit is granted.

         4.2 Lapsed Awards. If any Award (other than Restricted Shares) granted under this Plan terminates, expires, or lapses for any reason, any Share subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share dividend, split-up, share combination, or other change in affecting the Company's Common Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, Share Appreciation Rights, Restricted Share Awards, Performance Shares, Performance Units and Share Units granted under the Plan, as may be determined to be appropriate and equitable by the Board or the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Share Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all employees of and consultants or service providers to the Company or any of its Subsidiaries who, in the opinion of the Board or the Committee, are Eligible Individuals. "Eligible Individuals" may include employees who are members of the Board, but may not include Trustees who are not employees of the Company or any of its Subsidiaries.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Board or the Committee may from time to time select those Eligible Individuals to whom Awards shall be granted and determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan even if previously granted an Award.

                            ARTICLE 6. STOCK OPTIONS

                                       D-6
604509.3

          6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Individuals at any time and from time to time as shall be determined by the Board or the Committee. The Board or the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Board or the Committee may grant any type of Option that is permitted by law at the time of grant including, but no limited to, ISOs and NQSOs; provided, however, ISOs may only be granted to Eligible Individuals who are employees or the Company or a Subsidiary at the time of grant. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

          6.2 Limitation on Exercisability. The aggregate Fair Market Value (determined as of the date of grant) of the Shares issuable pursuant to an ISO under this Plan and under any other plan of the Company, any parent corporation or any Subsidiary of the Company, which are exercisable for the first time by any employee during any calendar year, shall not exceed $100,000. Options for Shares which are exercisable for the first time by any employee during any calendar year in excess of $100,000 shall be treated as NQSOs, in accordance with Section 422(d)(i) of the Code.

          6.3 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board or the Committee shall determine. The Option Agreement shall specify whether the Option is intended to be an Incentive Share Option within the meaning of Section 422 of the Code, or a Nonqualified Share Option whose grant is not intended to be subject to the provisions of Code Section 422.


          6.4 Option Price. The purchase price per share of an Option shall be determined by the Board or the Committee but shall not be less than the Fair Market Value of the Shares on the date the Option is granted.


          An Incentive Share Option granted to an employee, who at the time of grant, owns (within the meaning of Section 425(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Shares subject to the Option.


          6.5 Duration of Options. Each Option shall expire at such time as the Board or the Committee shall determine at the time of grant, provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no ISO granted to any individual who owns more than 10% of the Voting Securities of the Company shall be exercisable later than the fifth (5th) anniversary date of its grant.


          6.6 Exercise of Options. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board or the Committee shall in each instance approve, which need not be the same for all Participants.

          6.7 Payment. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The purchase price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total purchase price, (c) by foregoing compensation under rules established by the Board or the Committee, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Share certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.


          6.8 Restrictions on Share Transferability. The Board or the Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including,


                                       D-7
604509.3
without limitation, restrictions under applicable Federal securities law, under the requirements of any securities exchange upon which such Shares are then listed and under any applicable blue sky or state securities laws.

          6.9 Termination of Employment or Service Due to Death, Disability, or Retirement. In the event the employment or service of a Participant is terminated by reason of death, the Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one year after such date of termination of employment or service, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one year after such date of termination of employment or service, whichever period is shorter but only to the extent that the Participant was entitled to exercise the Options on the date of his termination. In the event the employment or service of a Participant who is an employee is terminated by reason of retirement, the Participant's outstanding Options may be exercised (subject to Section 3.8 herein) at any time prior to the expiration date of the Options or within 90 days after such date of termination of employment or service, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options on the date of his termination. In the case of Incentive Share Options, the favorable tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

         6.10 Termination of Employment or Service for Other Reasons. If the employment or service of a Participant shall terminate for any reason other than death, disability, retirement (in the case of an employee) or for Cause, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within the 90 days after the date of his termination, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment or service. In its sole discretion, the Company may extend the 90 days to up to one year, but in no event beyond the expiration date of the Option.


         If the employment or service of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

         6.11 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 7. SHARE APPRECIATION RIGHTS

          7.1 Grant of Share Appreciation Rights. Subject to the terms and conditions of the Plan, Share Appreciation Rights may be granted to Participants, at the discretion of the Board or the Committee, in any of the following forms:

         (a)      In lieu of Options;

         (b)      In addition to Options;

         (c)      Independent of Options; or

         (d)      In any combination of (a), (b), or (c).


                                       D-8
604509.3

The Board or the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

         7.2 Exercise of SARs in Lieu of Options. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. SARs may be exercised only with respect to the Shares for which its related Option is then exercisable. Option Shares with respect to which SARs shall have been exercised may not be subject again to an Award under the Plan.

         Notwithstanding any other provision of the Plan to the contrary, with respect to an SAR granted in lieu of an Incentive Share Option, (i) the SAR will expire no later than the expiration of the underlying Incentive Share Option;
(ii) the SAR amount may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Share Option and the Fair Market Value of the Shares subject to the underlying Incentive Share Option at the time the SAR is exercised; and (iii) the SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Share Option exceeds the exercise price of the Incentive Share Option.

         7.3 Exercise of SARs in Addition to Options. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

         7.4 Exercise of SARs Independent of Options. Subject to Section 3.8 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Board or the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

          7.5 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:


         (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Board or the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the "Exercise Price"); by


         (b)    The number of Shares with respect to which the SAR is exercised.

         7.6 Form and Timing of Payment. Payment to a Participant, upon SAR exercise, will be made in cash or Shares, at the discretion of the Board or the Committee, within ten calendar days of the exercise.

          7.7 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years.

         7.8 Termination of Employment or Service. In the event the employment or service of a Participant is terminated by reason of death, disability, retirement (in the case of an employee), for Cause, or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

         7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.


                                       D-9
604509.3

                          ARTICLE 8. RESTRICTED SHARES

          8.1 Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Board or the Committee, at any time and from time to time, may grant Restricted Shares under the Plan to such Participants and in such amounts as it shall determine. In the case of Covered Employees, the Board or the Committee may condition the vesting or lapse of the Period of Restriction established pursuant to Section 8.3 upon the attainment of one or more of the Performance Goals utilized for purposes of Performance Units and Performance Shares pursuant to Article 9 hereof.

          8.2 Restricted Share Agreement. Each Restricted Share grant shall be evidenced by a Restricted Share Agreement that shall specify the Period of Restriction, or periods, the number of Restricted Shares granted, and such other provisions as the Board or the Committee shall determine.


          8.3 Transferability. Except as provided in this Article 8 or in
Section 3.8 herein, the Restricted Shares granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Board or the Committee and as shall be specified in the Restricted Share Agreement, or upon earlier satisfaction of other conditions (including any Performance Goals as defined below) as specified by the Board or the Committee in its sole discretion and set forth in the Restricted Share Agreement. All rights with respect to the Restricted Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.


          8.4 Other Restrictions. The Board or the Committee shall impose such other restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Board or the Committee may legend certificates representing Restricted Shares to give appropriate notice of such restrictions.

         8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Restricted Shares granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Long-Term Incentive Share Plan of California Real Estate Investment Trust, in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Share Agreement dated . A copy of the Plan, such rules and procedures and such Restricted Share Agreement may be obtained from the Secretary of California Real Estate Investment Trust."

         8.6 Removal of Restrictions. Except as otherwise provided in this Article and subject to applicable securities laws and restrictions imposed pursuant thereto, Restricted Shares shall become transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Share certificate.

          8.7 Voting Rights. During the Period of Restriction, Participants holding Restricted Shares granted hereunder may exercise full voting rights with respect to those Shares.

         8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Restricted Shares granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Shares with respect to which they were paid.

         8.9 Termination of Employment or Service. In the event that a Participant terminates his employment or service with the Company or any of its Subsidiaries for any reason or is terminated for Cause during the Period of Restriction, then any Restricted Shares still subject to restrictions as of the date of such termination shall

                                      D-10
604509.3
automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment or service of a Participant by the Company or any of its Subsidiaries other than for Cause, the Board or the Committee, in its sole discretion (subject to Section 3.8 herein), may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Restricted Shares as it deems appropriate.

        ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE SHARES AND SHARE UNITS

          9.1 Grant of Performance Units, Performance Shares or Share Units. Subject to the terms and provisions of the Plan, Performance Units, Performance Shares or Share Units may be granted to Participants at any time and from time to time as shall be determined by the Board or the Committee. The Board or the Committee shall have complete discretion in determining the number of Performance Units, Performance Shares or Share Units granted to each Participant.


          9.2 Value of Performance Units and Performance Shares. The Board or the Committee shall set certain periods to be determined in advance by the Board or the Committee (the "Performance Periods"). Prior to each grant of Performance Units or Performance Shares, the Board or the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Board or the Committee also shall set the performance goals (the "Performance Goals") that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of certain objective or subjective performance measures, which shall include one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market price, share price, revenues, costs, net income, cash flow and retained earnings. Such Performance Goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Board or the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the Board or the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.


          9.3 Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Board or the Committee. The Board or the Committee shall make this determination by first determining the extent to which the Performance Goals set pursuant to
Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Board or the Committee that the Applicable Performance Goal or Goals have been satisfied to a particular extent.


          9.4 Value of Share Units. Subject to the terms and provisions of the Plan, Share Units may be granted to Participants at any time and from time to time on such terms as shall be determined by the Board or the Committee. The Board or the Committee shall have complete discretion in determining the number of Share Units granted to each Participant. Share Units shall be payable in Shares upon the occurrence of certain trigger events set forth on the Participant's Election Form in his or her complete discretion (the "Trigger Events"). The terms and conditions of the Trigger Events may vary by Share Unit Award, by Participant, or both. The Election Form shall be filed with the Secretary of the Company prior to the date on which any Share Unit Award is made. Such election will be irrevocable as to any Share Unit Award made after delivery of the Election Form to the Company, and it


                                      D-11
604509.3
shall continue in effect until revoked, increased or decreased prospectively by Participant prior to the grant of any future Share Unit Award for which the change is effective.

          9.5 Accounting for Share Units. The Participant's Share Unit Award shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that Participant (the "Share Unit Account"). Each Share Unit is credited as a Share equivalent on the date so credited. Additional Share equivalents may be added to the Share Unit Account equal to the amount of Share that could be purchased with dividends equal to that paid on one Share, multiplied by the number of Share equivalents then existing in the Share Unit Account, based on the Fair Market Value of the Share on the date a dividend is paid. Because the Trigger Events of each Share Unit Award may differ, the Company shall establish a separate Share Unit Account for each separate Share Unit Award. Upon the occurrence of particular Trigger Events, the holder of a Share Unit Award shall be entitled to receive a number of Shares which corresponds to the number of Share Units granted as part of the initial Share Unit Award, as such amount may have been increased to reflect dividends paid with respect thereto. Because the payout of Share Unit Awards is not based on objective performance goals, such award will not constitute "performance-based" compensation within the meaning of Section 162(m)(4)(C) of the Code and, as such, will count toward the annual $1,000,000 deduction limit.


          9.6 Board or Committee Discretion to Adjust Awards. Subject to Section
3.2 regarding Awards to Covered Employees, the Board or the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit Award, Performance Share Award or Share Unit Award, at any time or from time to time, including but not limited to the Performance Goals.


          9.7 Form of Payment. The value of a Performance Unit or a Performance Share may be paid in cash, Shares, or a combination thereof as determined by the Board or the Committee. In the case of Share Units, payment shall be made in Shares. Payment may be made in a lump sum or installments as prescribed by the Board or the Committee. If any payment is to be made on a deferred basis, the Board or the Committee may provide for the payment of dividend equivalents or interest during the deferral period.


          9.8 Termination of Employment or Service Due to Death, Disability, or Retirement. In the case of death, disability, or retirement (in the case of a Participant who is an employee) (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the Performance Goals during the entire Performance Period, as computed by the Board or the Committee. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period. In the case of Share Units, all such Share Units held, to the extent vested at the date of such Participant's termination of employment or service, will be paid as set forth in the Participant's Election Form.


          9.9 Termination of Employment or Service for Other Reasons. In the event that a Participant terminates employment or service with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment or service of the Participant by the Company or any of its Subsidiaries other than for Cause, the Board or the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis. In the case of termination other than for Cause, all Share Units held, to the extent vested at the date of such Participant's termination of employment or service, will be paid as set forth in the Participant's Election Form. However, in the event of termination for Cause, all Share Units held will be forfeited.

          9.10 Nontransferability. No Performance Units, Performance Shares or Share Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period or, in the case of Share Units, vesting and payment. All rights with respect to Performance Units, Performance Shares and Share Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                                      D-12
604509.3

                       ARTICLE 10. BENEFICIARY DESIGNATION

          Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board or the Committee, and will be effective only when filed by the Participant in writing with the Board or the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                         ARTICLE 11. RIGHTS OF EMPLOYEES

          11.1 Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any of its Subsidiaries.

          11.2 Participation. No individual shall have the right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

          11.3 No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board or the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.


          11.4 No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable Subsidiary shall be sufficient to pay any benefit to any person.


                          ARTICLE 12. CHANGE IN CONTROL


          12.1 Share Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Share based Awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section
3.8 herein), including Incentive Share Options, Nonqualified Share Options, Share Appreciation Rights, Restricted Shares and Share Units.

          12.2 Performance Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance based Awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Board or the Committee, to which Performance Goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or (ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

          12.3 Pooling Transactions. Notwithstanding anything contained in the Plan or any agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Board


                                      D-13
604509.3
or the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any Award, (b) providing that the payment or settlement in respect of any Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and (c) providing for the extension of the term of any Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Award.


               ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION


         13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan, subject to the approval of the shareholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any securities exchange or system on which the Shares are then listed or reported or by any regulatory body having jurisdiction with respect hereto.


         13.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                             ARTICLE 14. WITHHOLDING

         14.1 Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

         14.2 Share Delivery or Withholding. With respect to withholding required upon the exercise of Nonqualified Share Options, or upon the lapse of restrictions on Restricted Shares, Participants may elect, subject to the approval of the Board or the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company previously acquired Shares or by having the Company withhold Shares, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All Share withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Board or the Committee in advance of the day that the transaction becomes taxable.

         Share withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                   ARTICLE 15. EFFECT OF CERTAIN TRANSACTIONS


                  Effect of Certain Transactions. Subject to Section 12, or as otherwise provided in an agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger, consolidation or combination of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Participant shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of Shares, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such Shares, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.



                                      D-14
604509.3

                         ARTICLE 16. REQUIREMENTS OF LAW

         16.1 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

          16.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                                      D-15
604509.3

                                                                        ANNEX E













                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                      1997 NON-EMPLOYEE TRUSTEE SHARE PLAN

604509.3

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                      1997 NON-EMPLOYEE TRUSTEE SHARE PLAN


                 ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION


          1.1 Establishment of the Plan. On June __, 1997, the Board of Trustees of California Real Estate Investment Trust, a California trust (the "Company") adopted, subject to the approval of shareholders, an incentive share plan for members of the Board of Trustees known as the "1997 Non-Employee Trustee Share Plan" (hereinafter referred to as the "Plan"), which permits the grant of Nonqualified Share Options, Share Appreciation Rights, Restricted Share, Performance Units, Performance Shares and Share Units.


          1.2 Purpose of the Plan. The Purpose of the Plan is to promote the success of the Company by providing incentives to Trustees that will link their personal interests to the long-term financial success of the Company and to growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Trustees upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

          1.3 Duration of the Plan. The Plan commences on the date on which shareholders first approve the Plan, and shall remain in effect, subject to the right of the Board of Trustees to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

                    ARTICLE 2. DEFINITIONS AND CONSTRUCTIONS

          2.1 Definitions: Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:


             (a) "Award" or "Awards" means, individually or collectively, a grant under this Plan of Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units, Performance Shares, or Share Units.

             (b)    "Award Agreement" means the agreement required under
                    Article 3 evidencing an Award under this Plan.

             (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

             (d) "Board" or "Board of Trustees" means the Board of Trustees of the Company.

             (e) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                           (i) any Person (other than Veqtor Finance Company, LLC or its affiliates as that term is defined under the rules and regulations promulgated under the Exchange Act, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Shares of the Company), is or becomes the Beneficial Owner, directly or indirectly, of 20% or more of the Voting Securities of the Company;


                                       E-1
604509.3

                            (ii) the Board shall at any time consist of a majority of individuals (the "New Majority") who where elected or appointed Trustees of the Company without the approval of a majority of the Trustees either (A) in office prior to the election or appointment of the first of the Trustees comprising the New Majority, or (B) appointed by or elected with the approval of such Trustees; or


                            (iii) the shareholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the combined voting power of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.


                  However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the Voting Securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).


                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Common Shares" means the class A common shares, par value $1.00 per share, of beneficial interest in the Company.

                  (h) "Company" means California Real Estate Investment Trust, a California trust, or any successor thereto.

                  (i) "Election Form" means the form under which a Participant elects to receive Shares granted under a Share Unit Award upon the occurrence of certain events.

                  (j) "Exchange Act" means the Securities Exchange Actof 1934, as amended from time to time.


                  (k) "Fair Market Value" means the closing price of the Shares on a securities exchange or, if not traded on an exchange, the average of the highest price and lowest price at which the Shares were traded as reported on the Nasdaq National Market, on the relevant date, or on the most recent date on which the Shares were traded prior to such date.

                  (l) "Nonqualified Share Option" or "NQSO" means an option to purchase Shares, which is not intended to satisfy the requirements of Section 422 of the Code, granted under Article 6 herein.

                  (m)    "Option" or "Options" means a Nonqualified Share
                         Option.

                  (n) "Option Agreement" means an Award Agreement evidencing an Option Award granted under Article 6 herein.

                                       E-2
604509.3

                  (o) "Participant" means a Trustee who has been granted an Award under the Plan.

                  (p) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to
                         Article 9 herein.

                  (q) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to
                         Article 9 herein.

                  (r) "Period of Restriction" means the period during which the transfer of Restricted Shares is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

                  (s) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof; including a "group" as defined in Section 13(d) thereof.

                  (t) "Plan" means this Non-Employee Trustee Share Plan of the Company, as herein described and as hereafter from time to time amended.

                  (u) "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  (v) "Restricted Shares" means an Award granted to a
                      Participant pursuant to Article 8 herein.

                  (w) "Restricted Share Agreement" means an Award Agreement evidencing a Restricted Share Award granted under
                         Article 8 herein.

                  (x)    "Share" or "Shares" means the Common Shares.

                  (y) "Share Unit" means a derivative interest in Shares granted to a Participant pursuant to Article 9 herein which is credited to a bookkeeping account and paid out on a one-for-one basis in Shares.

                  (z) "Share Appreciation Right" or "SAR" means an Award, designated as a share appreciation right, granted to a Participant pursuant to Article 7 herein.

                  (aa)   "Trustee" means a member of the Board.

                  (bb) "Voting Securities" means Shares or securities of any class or classes of securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Trustees.


         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            ARTICLE 3. ADMINISTRATION

                                       E-3
604509.3

         3.1 Authority of Board. The Plan shall be administered by the full Board of Trustees of the Company. Subject to the provisions of the Plan, the Board shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Share Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Board as provided in the Plan. Also notwithstanding the foregoing, no action of the Board (other than pursuant to Section 4.3 hereof or Section 9.6 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Share Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

         3.2 Selection of Participants. The Board shall have the authority to grant Awards under the Plan, from time to time, to such Trustees as may be selected by it.

         3.3 Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

         3.4 Delegation of Certain Responsibilities. The Board may, in its sole discretion, delegate to the Chairman of the Board of the Company (or if there shall be Co-Chairmen, individually or jointly to such Co-Chairmen) the administration of the Plan under this Article 3; provided, however, that the Board may not delegate its authority to correct errors, omissions or inconsistencies in the Plan and the Board may not delegate its authority under this Article 3 to grant Awards to Trustees. All authority delegated by the Board under this Section 3.4 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Board.

         3.5 Procedures of the Board. All Awards and other determinations of the Board shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Board shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Board and filed with the minutes for proceedings of the Board.

         3.6 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by the Chairman of the Board (or by a Co-chairman) on behalf of the Board and by the Participant, and shall contain such terms and conditions as may be approved by the Board. Such terms and conditions need not be the same in all cases.

         3.7 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board may impose such conditions on any Award (including, without limitation, the right of the Board to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

         4.1 Number of Shares. The maximum number of Shares that may be made the subject of Awards granted under the Plan is two million (2,000,000) reduced by the number of Shares made the
                                       E-4
604509.3
subject of Awards under the Company's 1997 Long-term Incentive Share Plan. Upon a change in the capitalization or authorized Shares (as described in Section 4.3) the maximum number of Shares shall be adjusted in number and kind pursuant to Section 4.3. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued shares or out of such numbers of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board. Upon the granting of an Award, the number of Shares available under Section 4.1 for the granting of further Awards shall be reduced as follows:

                  (a) In connection with the granting of an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Award is granted or denominated.

                  (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (a) the dollar amount in which the Performance Unit is denominated, divided by (b) the Fair Market Value of a Share on the date the Performance Unit is granted.


         4.2 Lapsed Awards. If any Award (other than Restricted Shares) granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein.


         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share dividend, split-up, share combination, or other change affecting the Company's Common Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, Share Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Share Units granted under the Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all Trustees who are not and have not been at any time, within the preceding three years, officers or employees of the Company or any of its Subsidiaries.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Board may from time to time select those Trustees to whom Awards shall be granted and determine the nature and amount of each Award. No Trustee shall have any right to be granted an Award under this Plan even if previously granted an Award.

                            ARTICLE 6. STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Trustees at any time and from time to time as shall be determined by the Board. The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. Options granted under the Plan will be NQSOs.

                                       E-5
604509.3

         6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board shall determine.

         6.3 Option Price. The purchase price per share of Shares covered by an Option shall be determined by the Board.

         6.4 Duration of Options. Each Option shall expire at such time as the Board shall determine at the time of grant.

         6.5 Exercise of Options. Subject to Section 3.7 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Participants.

         6.6 Payment. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Company Shares having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Board, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Share certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.


         6.7 Restrictions on Share Transferability. The Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any securities exchange upon which such Shares are then listed and under any applicable blue sky or state securities laws.


         6.8 Termination of Service Due to Death, Disability, or Retirement. In the event a Participant dies while serving as a Trustee, any of such Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one year after his death, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of service, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event a Participant is unable to serve as a Trustee by reason of disability (as defined under the then established rules of the Company), the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within one year after his disability, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options on the date of his termination of service. In the event a Participant retires from the Board, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within 90 days after his retirement, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options on the date of his termination of service.


         6.9 Termination of Service for Other Reasons. If a Participant ceases service as a Trustee for any reason other than death, disability, retirement or removal, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within the 90 days


                                       E-6
604509.3
after the date of his termination, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of service. In its sole discretion, the Board may extend the 90 days to up to one year, but in no event beyond the expiration date of the Option.

                  Notwithstanding anything contained herein, if a Trustee is removed from service, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.


         6.10 Limited Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or as provided for by the Board. Further, all Options (except for Options on which SARs were granted) granted to a Participant under the Plan, unless transferable, shall be exercisable during his lifetime only by such Participant. If the Option Agreement provides, an Option may be transferred by a Participant to the Participants children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners (collectively, "Permitted Family Members"); provided, however, that the Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.



                      ARTICLE 7. SHARE APPRECIATION RIGHTS

         7.1 Grant of Share Appreciation Rights. Subject to the terms and conditions of the Plan, Share Appreciation Rights may be granted to Participants, at the discretion of the Board, in any of the following forms:

                  (a)    In lieu of Options;

                  (b)    In addition to Options;

                  (c)    Independent of Options; or

                  (d)    In any combination of (a), (b), or (c).

The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

         7.2 Exercise of SARs in Lieu of Options. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Option Shares with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

         7.3 Exercise of SARs in Addition to Options. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

         7.4 Exercise of SARs Independent of Options. Subject to Section 3.7 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the

                                       E-7
604509.3

Board, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

         7.5 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:


                  (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Board at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the "Exercise Price"); by


                  (b) The number of Shares with respect to which the SAR is exercised.

         7.6 Form and Timing of Payment. Payment to a Participant, upon SAR exercise, will be made in cash or Shares, at the discretion of the Board, within ten calendar days of the exercise.

         7.7 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years.

         7.8 Termination of Service. In the event a Participant ceases service as a Trustee by reason of death, disability, retirement, removal or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

         7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                          ARTICLE 8. RESTRICTED SHARES

         8.1 Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Restricted Shares under the Plan to such Participants and in such amounts as it shall determine.

         8.2 Restricted Share Agreement. Each Restricted Share grant shall be evidenced by a Restricted Share Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Share granted, and such other provisions as the Board shall determine.

         8.3 Transferability. Except as provided in this Article 8, the Restricted Shares granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Board and as shall be specified in the Restricted Share Agreement, or upon earlier satisfaction of other conditions (including any Performance Goals as defined below) as specified by the Board in its sole discretion and set forth in the Restricted Share Agreement. All rights with respect to the Restricted Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                                       E-8

604509.3

         8.4 Other Restrictions. The Board shall impose such other restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Board may legend certificates representing Restricted Shares to give appropriate notice of such restrictions.

         8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Restricted Shares granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Non-Employee Trustees Share Plan of California Real Estate Investment Trust, in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Share Agreement dated ___________. A copy of the Plan, such rules and procedures, and such Restricted Share Agreement may be obtained from the Secretary of California Real Estate Investment Trust."

         8.6 Removal of Restrictions. Except as otherwise provided in this Article and subject to applicable securities laws and restrictions imposed pursuant thereto, Restricted Shares shall become transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Share certificate.

         8.7 Voting Rights. During the Period of Restriction, Participants holding Restricted Shares granted hereunder may exercise full voting rights with respect to those Shares.

         8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Restricted Shares granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Shares with respect to which they were paid.

         8.9 Termination of Service. In the event that a Participant ceases to be a Trustee of the Company for any reason during the Period of Restriction, then any Restricted Shares still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event that Participant ceases to be a Trustee for any reason other than removal, the Board, in its sole discretion (subject to Section 3.7 herein) may waive the automatic forfeiture of any and all Shares and may add such new restrictions to such Restricted Shares as it deems appropriate.

        ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE SHARES AND SHARE UNITS

         9.1 Grant of Performance Units, Performance Shares or Share Units. Subject to the terms and provisions of the Plan, Performance Units, Performance Shares or Share Units may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number of Performance Units, Performance Shares or Share Units granted to each Participant.


         9.2 Value of Performance Units and Performance Shares. The Board shall set certain periods to be determined in advance by the Board (the "Performance Periods"). Prior to each grant of
                                       E-9


604509.3

Performance Units or Performance Shares, the Board shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Board also shall set the Performance Goals (the "Performance Goals") that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment by the Company of certain objective or subjective performance measures, which may include one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, share price, revenues, costs, net income, cash flow and retained earnings. Such Performance Goals also may be based upon the attainment of specified levels of performance of the Company under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Board shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.


         9.3 Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Board. The Board shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant.


         9.4 Value of Share Units. Subject to the terms and provisions of the Plan, Share Units may be granted to Participants at any time and from time to time on such terms as shall be determined by the Board. The Board shall have complete discretion in determining the number of Share Units granted to each Participant. Share Units shall be payable in Shares upon the occurrence of certain trigger events set forth on the Participant's Election Form in his or her complete discretion (the "Trigger Events"). The terms and conditions of the Trigger Events may vary by Share Unit Award, by Participant, or both. The Election Form shall be filed with the Secretary of the Company prior to the date on which any Share Unit Award is made. Such election will be irrevocable as to any Share Unit Award made after delivery of the Election Form to the Company, and it shall continue in effect until revoked, increased or decreased prospectively by Participant prior to the grant of any future Share Unit Award for which the change is effective.


         9.5 Accounting for Share Units. A Participant's Share Unit Award shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that Participant (the "Share Unit Account"). Each Share Unit is credited as a Share equivalent on the date so credited. Additional share equivalents may be added to the Share Unit Account equal to the amount of Shares that could be purchased with dividends equal to that paid on one Share, multiplied by the number of stock equivalents then existing in the Share Unit Account, based on the Fair Market Value of the Shares on the date a dividend is paid on the Share. Because the Trigger Events for each Share Unit Award may differ, the Company shall establish a separate Share Unit Account for each separate Share Unit Award. Upon the occurrence of particular Trigger Events, the holder of a Share Unit Award shall be entitled to receive a number of Shares which corresponds to the number of Share Units granted as part of the initial Share Unit Award, as such amount may have been increased to reflect dividends paid with respect thereto.

                                      E-10
604509.3

         9.6 Board Discretion to Adjust Awards. The Board shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit Award, Performance Share Award or Share Unit Award, at any time or from to time, including but not limited to the Performance Goals.


         9.7 Form of Payment. The value of a Performance Unit or Performance Share may be paid in cash, Shares or a combination thereof as determined by the Board. In the case of Share Units, payment shall be made in Shares. Payment may be made in a lump sum or installments as prescribed by the Board. If any payment is to be made on a deferred basis, the Board may provide for the payment of dividend equivalents or interest during the deferral period.

         9.8 Termination of Service Due to Death, Disability or Retirement. In the case of death, disability or retirement (each of disability and retirement as defined under the established rules of the Company), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the Performance Goals during the entire Performance Period, as computed by the Board. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period. In the case of Share Units, all such Share Units held to the extent vested on the date that the Participant ceases to be a Trustee, will be paid as set forth in the Participant's Election Form.

         9.9 Termination of Service for Other Reasons. In the event that a Participant ceases to be a Trustee of the Company for any reason other than death, disability or retirement, all Performance Units and Performance Shares shall be forfeited. In the case of termination other than due to removal, all Share Units held to the extent vested on the date that the Participant ceases to be a Trustee, will be paid as set forth in the Participant's Election Form. However, in the event of termination due to removal, all Share Units held will be forfeited.

         9.10 Nontransferability. No Performance Units, Performance Shares or Share Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period or, in the case of Share Units, until payment. All rights with respect to Performance Units, Performance Shares and Share Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                       ARTICLE 10. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                      E-11
604509.3

                         ARTICLE 11. RIGHTS OF TRUSTEES

         11.1 Trusteeship. Nothing in the Plan shall interfere with or limit in any way the right of the Board of Trustees or shareholders under applicable law to remove any Participant from the Board at any time, nor confer upon any Participant any right to continue in the service of the Company.

         11.2 Participation. No Trustee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         11.3 No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, the Company shall not be required or be liable to make any payment under the Plan.

         11.4 No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

                          ARTICLE 12. CHANGE IN CONTROL


         12.1 Share Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Share based Awards granted under this Plan shall immediately vest 100% in each Participant, including Nonqualified Share Options, Share Appreciation Rights, Restricted Shares and Share Units.

         12.2 Performance Based Awards. Notwithstanding any other provision of the Plan, in the event of a Change in Control, all performance based Awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Board, to which Performance Goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

         12.3 Pooling Transactions. Notwithstanding anything contained in the Plan or any agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any Award, (b) providing that the payment or settlement in respect of any Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and (c) providing for the extension of the
                                      E-12
604509.3
term of any Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Award.

               ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION


         13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend or modify the Plan, subject to the approval of the shareholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any securities exchange or system on which the Shares are then listed or reported, or by any regulatory body having jurisdiction with respect hereto.


         13.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                             ARTICLE 14. WITHHOLDING

         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

                   ARTICLE 15. EFFECT OF CERTAIN TRANSACTIONS


         Effect of Certain Transactions. Subject to Section 12, or as otherwise provided in an agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger, consolidation or combination of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Participant shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of Shares, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such Shares, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.


                         ARTICLE 16. REQUIREMENTS OF LAW


         16.1 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.


         16.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                                      E-13

604509.3

                                                                         ANNEX F
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K*

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     [Fee Required]
     For the fiscal year ended December 31, 1996

[ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     [No Fee Required]
     For the  Transition  period from ---------------------------

Commission File Number 1-8063

                     California Real Estate Investment Trust
             (Exact Name of Registrant as Specified in its Charter)

                 California                                  94-6181186
       (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                    Identification No.)

131 Steuart Street, Suite 200, San Francisco, California        94105
           (Address of principal executive office)           (Zip Code)

Registrant's telephone number, including area code:        (415) 905-0288
                                                           --------------

           SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                              Name of Each Exchange
          Title of Each Class                  on Which Registered
 Common Shares of Beneficial Interest        New York Stock Exchange
 $1.00 par value ("Common Shares")           Pacific Stock Exchange

        SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: None

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to the filing requirements for at least the past 90 days.

                                             Yes X     No __
                                   Sequential Page:    01 of
                                     Exhibit Index:    Page


--------
* This Annual Report on Form 10-K was amended by means of the Annual Report on Form 10-K/A which follows as the next document within this annex.

605218.1

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

                                                                [ ]

                                  MARKET VALUE

Based on the closing sales price of $5.125 per share, the aggregate market value of the outstanding Common Shares of Beneficial Interest held by non-affiliates of the Registrant as of March 7, 1997 was $11,160,927.

                               OUTSTANDING SHARES

As of March 7, 1997 there were 9,137,335 outstanding Common Shares of Beneficial Interest ("Common Shares"). The Common Shares are listed on the New York and Pacific Stock Exchanges (trading symbol "CT"). Trading is reported in many newspapers as "Cal REPRESENTATIVE" (CUSIP No. 130559107).



605218.1

-------------------------------------------------------------------------------
                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PART I                                                                    PAGE
-------------------------------------------------------------------------------


Item 1.  Business                                                          1-3
Item 2.  Properties                                                          4
Item 3.  Legal Proceedings                                                   5
Item 4.  Submission of Matters to a Vote of Securities Holders               5

-------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------

Item 5.  Market for the Registrant's Common Equity and Related Security
                  Holder Matters                                              6
Item 6.  Selected Financial Data                                              7
Item 7.  Management's Discussion and Analysis of Financial Condition and
                  Results of Operations                                    7-13
Item 8.  Financial Statements and Supplementary Data                      14-32
Item 9.  Changes in and Disagreements with Accountants on Accounting
                  and Financial Disclosure                                   33

-------------------------------------------------------------------------------

PART III

-------------------------------------------------------------------------------

Item 10. Trustees and Executive Officers of the Registrant                34-36
Item 11. Executive Compensation                                              37
Item 12. Security Ownership of Certain Beneficial Owners and Management      38
Item 13. Certain Relationships and Related Transactions                      39

-------------------------------------------------------------------------------

PART IV

-------------------------------------------------------------------------------

Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K  40-45

-------------------------------------------------------------------------------





                                       (i)

605218.1

                                     PART I

-------------------------------------------------------------------------------

Item 1.           Business

-------------------------------------------------------------------------------


Overview

California Real Estate Investment Trust (the "Trust" or "CalREIT") is a self-administered real estate investment trust ("REIT") formed in 1966 in California as a real estate trust.

In 1995, the Trust analyzed pursuing various opportunities to grow and improve the profitability of its real property and mortgage portfolio, including various acquisition and lending opportunities. To facilitate the growth strategy, the Board of Trustees undertook to redeploy its current asset portfolio into better performing assets. During 1996, the Trust continued its activities in pursuing growth opportunities and explored various alternatives to maximize shareholder value through proposed expansion transactions.

Recent Developments

On January 3, 1997, CalReit Investors Limited Partnership ("CRIL"), an affiliate of Equity Group Investments, Inc. ("EGI") and Samuel Zell, purchased from the Trust's former parent, The Peregrine Real Estate Trust ("Peregrine"), 6,959,593 common shares of beneficial interest in the Trust ("Common Shares") (representing approximately 76% of the outstanding Common Shares) then owned by Peregrine for an aggregate purchase price of $20,222,011.

Prior to the purchase, EGI and Victor Capital Group, L.P. ("VCG") presented to the Board a proposed new business plan for the Trust to cease to be a REIT and to become instead a specialty finance company designed primarily to take advantage of opportunities in the market for high-yielding "mezzanine" investments in commercial real estate. EGI and VCG also proposed, in connection with the new business plan, that they provide the Trust with a new management team to implement the business plan and that they invest through an affiliate a minimum of $30 million in a new class of preferred shares to be issued by the Trust.

The Board approved CRIL's purchase of Peregrine's Common Shares, the new business plan and the issuance of the convertible preferred shares of the Trust at $2.69 per share, the preferred shares to be convertible into common shares of the Trust on a one-for-one basis. The Board also concluded that the transfer to CRIL would not jeopardize the qualification of the Trust as a REIT, and exempted CRIL's ownership from certain provisions of the Trust's declaration of trust intended to discourage ownership of more than 10% of the outstanding shares of the Trust.

In reaching its decision to approve the foregoing, the Board of Trustees considered a number of factors including the attractiveness of the proposed new business plan, the significant real estate investment and financing experience of the proposed new management team and the significant amount of equity capital the Trust would obtain from the proposed preferred share issuance. The Board also considered the terms of previous alternative offers to purchase Peregrine's interest in the Trust of which the Board was aware and the fact that the average price of the Trust's Common Shares during the 60 trading days preceding the Board of Trustees' meeting at which the proposed equity investment was approved was $2.38 per share.

In connection with CRIL's purchase of the 6,959,593 Common Shares from Peregrine, the Board of Trustees increased the size of the Board from five to seven trustees, appointed three new trustees and accepted the resignation of one then incumbent trustee associated with Peregrine.


605218.1
                                        1

The Trust has filed a preliminary proxy statement with the Securities and Exchange Commission with respect to the annual meeting of its shareholders which is expected to be held in June. At the annual meeting, the Trust's shareholders will be asked to vote on proposals to (i) approve the issuance by the Trust of $32 to $34 million of cumulative convertible preferred shares ("Preferred Shares") to an affiliate of Samuel Zell and the principals of VCG (the "Investment"), (ii) approve an amended and restated declaration of trust of the Trust, (iii) elect seven trustees to serve on the Trust's board of trustees,
(iv) ratify the appointment of Ernst & Young LLP as auditors of the Trust for the fiscal year 1997 and (v) approve a share option plan. The preliminary proxy statement also outlines the terms of the Investment and the Preferred Shares and the Trust's proposed new business plan and management team.

In connection with the commencement of the new business plan (the "New Business Plan"), concurrently with the consummation of the Investment, the Trust will acquire the business of VCG, including VCG's existing management team (the "Acquisition"). The Trust believes that, by acquiring direct ownership of VCG's existing real estate investment banking, real estate advisory and real estate asset management businesses and the services of VCG's experienced management and professional team, the Trust will be better positioned to implement the New Business Plan.

The  issuance  and sale of the  Preferred  Shares and related  transactions  are
subject  to   customary   conditions,   including   completion   of   definitive
documentation.

CRIL, the affiliate of Samuel Zell, that owns the 76% common share interest in the Trust has advised the Trust that it intends to vote in favor of the proposals presented in the proxy statement. Accordingly, approval of the proposals is assured. The record and meeting dates for the annual meeting will be announced in the near future.

Disposition of Properties and Mortgage Notes

Two of the Trust's four commercial properties, Redfield Commerce Center in Scottsdale, Arizona and the Bekins Storage Facility in Pasadena, California, were sold in 1996. Despite improvements in operations and the implementation of a lease arrangement financially favorable to the Trust, the Casa Grande Motor Inn in Arroyo Grande, California was unable to generate sufficient revenue to cover its debt service requirements. After a refusal by the lender to restructure debt terms, the Trust allowed the property to be foreclosed upon in the first quarter of 1996. In addition, four of the Trust's seven mortgage notes were sold during 1996.

The proceeds from these sales were invested in liquid mortgage-backed securities which satisfy REIT-asset qualification requirements and mortgage loans. As of year end, the Trust had $14,115,000 invested in such mortgage backed securities and $1,576,000 in mortgage loans.

As of December 31, 1996, the Trust's investment portfolio included two commercial properties, as well as three mortgage notes secured by real property. Its real estate portfolio, carried at a book value of $8,585,000 as of year end 1996, included Fulton Square Shopping Center in Sacramento, California and a 60% interest in Totem Square, a mixed-use retail property in Kirkland, Washington. A contract for the sale of these two properties was in place as of year end 1996; the sale of Fulton Square closed on February 14, 1997 and the sale of Totem Square closed on March 3, 1997.

The Trust's mortgage note portfolio, carried at a book value of $1,576,000 as of December 31, 1996, consists of three loans which bear interest at an overall effective rate of approximately 8% and are collateralized by mortgages on real property. The investments in the three loans were made prior to 1996.


605218.1
                                        2

Management of the Trust's Investments

All strategic and investment decisions are made by the Board of Trustees. The Trust is self-administered and has no employees; in 1996 operating and administration services were provided by the employees of Peregrine (for which Peregrine received a reimbursement of costs) and by independent contractors. As of January 7, 1997, the arrangement with Peregrine was mutually terminated. Day-to-day operations and administration of CalREIT are currently being provided by independent contractors.

United Property Services, Inc. ("UPSI"), with an office in Sacramento, was the property manager for the Trust's commercial properties. UPSI operated under an agreement signed in 1994 that ran for consecutive month-to-month terms, but was terminable by either the Trust or UPSI upon 30 days notice or upon disposition of the properties. The Trust's agreement with UPSI terminated upon the disposition of Totem Square. The Trust's agreement with CapStar, the hotel management signed to lease the Casa Grande Motor Inn in 1994, terminated in February 1996 with disposition of the hotel property.

The Trust's financial and operating performance information is further set forth in the accompanying financial statements.



605218.1
                                        3

-------------------------------------------------------------------------------

Item 2:           Properties

-------------------------------------------------------------------------------


The following table sets forth certain information relating to properties owned by the Trust at December 31, 1996. All of the properties are suitable for the purpose for which they are designed and are being used.


                                            Date of        Ownership
        Direct Equity Investments         Acquisition     Percentage       Square Feet      Total Cost (1)       Encumbrances
SHOPPING CENTERS:
   Fulton Square, Sacramento, California      5/91            100%            35,493       $  3,618,000
   Totem Square, Kirkland, Washington        11/90             60%           126,623          9,520,000         $  4,283,000
                                                                                           ------------         ------------
Total shopping centers                                                                       13,138,000            4,283,000
                                                                                           ------------         ------------

                                                                                           $ 13,138,000         $  4,283,000
                                                                                           ============         ============


(1) Total cost before any reduction for valuation allowance related to investments and accumulated depreciation.


605218.1
                                        4

-------------------------------------------------------------------------------

Item 3.           Legal Proceedings

-------------------------------------------------------------------------------

The Trust filed a complaint in San Francisco Superior Court on September 27, 1996, seeking a declaratory judgment against Carrillion V, a California limited partnership, and its general partner, with respect to an earnest money deposit given by the Defendant under a May 1996 mortgage loan purchase agreement. The dispute was settled out-of-court in the Trust's favor in the first quarter of 1997.


-------------------------------------------------------------------------------

Item 4.           Submission of Matters to a Vote of Securities Holders

-------------------------------------------------------------------------------

No matter was submitted to a vote of security holders during the fourth quarter of 1996.


605218.1
                                        5

-------------------------------------------------------------------------------

                                     PART II

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Item 5. Market for the Registrant's Common Equity and Related Security Holder Matters

-------------------------------------------------------------------------------

CalREIT's Common Shares are listed on the New York Stock Exchange ("NYSE") and the Pacific Stock Exchange ("PSE"). The trading symbol for CalREIT's Common Shares ("Common Shares") is "CT". The Trust had approximately 1,690 shareholders of record at March 20, 1997.

The following tables set forth the high and low sales prices of CalREIT Common Shares on the NYSE during the last two years as reported by Dow Jones & Company, Inc. The Trust did not declare or make any distributions on the Common Shares in 1995 and 1996.

The Trust does not currently expect to declare or pay dividends on its Common Shares in the foreseeable future. The policy of the Board of Trustees following adoption of the amended and restated Declaration of Trust will be to reinvest Trust earnings. Unless all accrued dividends and other amounts then accrued through the end of the last dividend period and unpaid with respect to the Preferred Shares have been paid in full, the Trust may not declare or pay or set apart for payment any dividends on the Common Shares. The policy of reinvesting earnings, among other things, will cause the Trust's REIT status to terminate.


                     MARKET PRICE AND DISTRIBUTIONS DECLARED


                                        Quarter Ended:


                      3/31/96     6/30/96       9/30/96      12/31/96

  High               $  1-1/2     $  1-7/8    $  2-3/4      $  2-7/8
  Low                $  1-1/8     $  1-3/8    $  1-5/8      $  1-7/8
  Distributions            -          -             -             -


                      3/31/95     6/30/95       9/30/95      12/31/95

  High               $  1-5/8    $  1-7/8     $  1-5/8      $  1-1/2
  Low                $  1-5/8    $  1-3/4     $  1-1/2      $  1-3/8
  Distributions            -          -             -             -




605218.1
                                        6

-------------------------------------------------------------------------------

Item 6. Selected Financial Data

-------------------------------------------------------------------------------

The following represents selected financial data for CalREIT for the years ended December 31, 1996, 1995, 1994, 1993 and 1992. The data should be read in conjunction with other financial statements and related notes included elsewhere herein.

                                                       Year Ended December 31

                                           (Amounts in thousands, except per share data)

                                        1996           1995            1994           1993           1992
                                        ----           ----            ----           ----           ----
    Operating results:
      Revenue                       $  3,155     $    3,535        $  4,898       $  5,453       $   5,889
      Operating Income (loss)            260            437             301           (340)            823
      Net loss(1)                       (414)        (2,778)            (36)        (8,111)        (10,279)

    Per Common Share:
      Net loss                      $  (0.05)    $    (0.30)       $  (0.00)      $   (.89)       $  (1.13)
    Distributions                                      -                .10            .23             .20


    Financial Position:
      Total assets                  $ 30,036     $   33,532        $ 36,540       $  42,194       $  55,477
      Long-term obligations            5,169          8,335           8,740          13,360          15,682


    (1) Includes valuation losses of $1,743;  $3,281;  $119; $8,146; and $11,609 for 1996, 1995, 1994, 1993 and 1992, respectively. See Note 5 of the Notes to Consolidated Financial Statements for a further discussion.


-------------------------------------------------------------------------------

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

-------------------------------------------------------------------------------

Overview

The Trust has heretofore elected to be taxed as REIT. As long as the Trust qualifies as a REIT, dividends paid to shareholders will be allowed as a deduction for purposes of determining income subject to federal corporate income tax. As a result, as long as the Trust qualifies as a REIT, the Trust will not be subject to federal income tax on the portion of its net income that is distributed to shareholders. However, following consummation of the Investment and the Acquisition, the Trust anticipates that its status as a REIT will terminate and it will become subject to income and franchise taxes on its income to the extent that it cannot offset such income with net operating losses or capital loss carryforwards.

Since November 1990, the Trust has not made new investments in income-producing real property. During this period, the Trust originated new mortgage loans in connection with the disposition of property owned.

The  Trust  previously   developed  an  expansion   strategy  to  pursue  growth
opportunities through acquisitions, joint venture arrangements and a possible infusion of new capital. In late 1994 and 1995, after pursuing opportunities

605218.1
                                        7
to grow and improve the profitability of its real property and mortgage portfolio (including acquiring the hotel assets of Peregrine), the Board of Trustees determined that the Trust should redeploy its current asset portfolio into better performing assets. The Trust pursued the foregoing, and by the end of March 1997, the Trust had sold or disposed of all of its income-producing properties and had invested the proceeds in liquid mortgage-backed securities which satisfy REIT-asset qualification requirements and mortgage loans. As of December 31, 1996, the Trust had $14,115,000 invested in such mortgage-backed securities and $1,576,000 in mortgage loans.

Following is a discussion and analysis on the operations and financial results of 1996 compared with the operations and financial results of 1995 and 1994. For comparison purposes, it should be noted that the CalREIT property portfolio underwent a significant reduction in size between 1994 and 1996. At the beginning of 1994, CalREIT owned a total of six properties, one of which was sold in the latter half of the year. In 1995, CalREIT owned four commercial properties, one hotel and a portfolio of seven mortgage notes. During 1996, the Trust disposed of two of its commercial properties, the hotel and four mortgage notes. As of year end 1996, the Trust's real estate portfolio included two commercial properties and three mortgage notes.

In 1994, Peregrine, the majority shareholder at the time, voted its shares to replace CalREIT's Board of Trustees. The new Board terminated the contracts of CalREIT's then outside advisor and property manager and appointed new management. During 1994, management concentrated on stabilizing property operations and bringing mortgage note payments due the Trust current. A new property management company was selected to oversee operations at the Trust's commercial properties and a hotel management company was engaged to lease the hotel property.

In 1995, the Board of Trustees was expanded to include two independent Trustees. Also in 1995, CalREIT developed and began to implement its strategy to expand the Trust to improve shareholder value. Management began to monetize the Trust's assets to facilitate a growth strategy through a merger or acquisition transaction. As part of this strategy, the Trust's four remaining commercial properties were readied for sale. Leasing, capital and tenant improvement expenditures were approved as they related to their impact on potential sales prices. As of the end of 1995, Redfield Commerce Center was in escrow and the other three commercial properties were listed with real estate brokerage firms.

In the first quarter of 1996, the sale of Redfield Commerce Center closed and the Trust allowed foreclosure on its hotel because of the property's limited investment potential given the lender's unwillingness to restructure the debt. In the second quarter of 1996, the Bekins Storage Facility was sold. As part of the Trust's disposition activities, a portion of the Trust's portfolio of mortgage notes were packaged for sale and by the end of the third quarter four mortgage notes had been sold. The two remaining commercial properties, Fulton Square and Totem Square, had a total net book value of $8,585,000 at December 31, 1996 with collateralized indebtedness totaling $4,283,000 (50%). The Trust's $7,703,000 mortgage note portfolio of three notes had a net book value of $1,576,000 as of December 31, 1996, the reduction in value due primarily to cumulative write downs in valuation.

Simultaneous with disposition activities throughout 1996, management and a Special Committee appointed by the Board of Trustees continued to explore growth opportunities for the Trust. Potential transactions involving hotels, apartments, mortgage investments, mobile home communities and a variety of other proposals were reviewed and potential merger candidates investigated.

Liquidity and Capital Resources

The Trust's primary liquidity and capital resources include its cash, marketable securities and cash generated from the monetization of assets. The Trust's unrestricted cash totaled $4,698,000 on December 31, 1996, down slightly from $4,778,000 at December 31, 1995. In 1996, the Trust's principal sources of liquidity were from cash on hand, operating income, and from interest and principal payments from investments in liquid mortgage-backed securities. As of December 31, 1996, the Trust had $14,115,000 invested in such marketable securities. No dividends were paid by CalREIT in 1996.

605218.1
                                        8

Debt service paid on the Trust's first mortgage notes totaled $496,000 in 1996. The note on Totem Square of $4,256,000 was originally scheduled to mature on April 1, 1996. The Trust received an extension from the lender to May 1, 1997, under the same terms and conditions as the original agreement. Upon the sale of its two remaining commercial properties, which occurred in February and March of 1997, the Trust has retired all first mortgage debt obligations.

The major sources of liquidity for the Trust in 1997 will be its cash on hand as well as interest and principal payments from its investments in real estate securities. In addition, in connection with the Investment, the Trust will obtain between $32 and $34 million in new equity capital to be used in implementing the New Business Plan. See "Item 1 - Recent Developments."

The primary demands on the Trust's capital resources in 1997 will be funding the implementation of the New Business Plan. The Trust believes that the Trust has sufficient financial resources to meet the cash requirements contemplated by the plan.

Funds From Operations

REIT analysts generally consider Funds From Operations ("FFO") an appropriate measure of performance in comparing the results of operations of REITs. FFO is defined by the National Association of Real Estate Investment Trusts as net income computed in accordance with generally accepted accounting principles before gains and losses on sales of property and from debt restructuring plus depreciation and amortization. Funds Available for Distribution ("FAD") is defined as FFO less capital expenditures funded by operations and loan amortization. The Trust believes that in order to facilitate a clear understanding of the historical operating results of the Trust, FFO and FAD should be examined in conjunction with net income (loss) as presented in this report. FFO and FAD should not be considered as an alternative to net income
(loss) as an indication of the Trust's performance or to cash flow as a measure of liquidity.

FFO (which was computed without adding back amortization of deferred financing costs and depreciation of non-rental real estate assets) and FAD for the years ended December 31, 1996, 1995 and 1994 are summarized as follows:

             Calculation of Funds From Operations and Funds Available for Distribution
                                      (Dollars in thousands)
                                                       1996        1995         1994
                                                       ----        ----         ----
   Net income before gain (loss)
     on foreclosure or sale of investments and
     valuation losses                             $     260    $    437    $     301
   Depreciation and amortization                         64         662          595
                                                  ---------     -------     --------

   Funds From Operations                                324       1,099          896

   Capital Improvements                               (146)       (321)        (106)

   Loan principal payments                             (77)       (405)         (94)
                                                  ---------    --------     --------

   Funds Available for Distribution               $     101    $    373    $     696
                                                  =========     =======     ========


605218.1
                                        9

FFO totaled $324,000 in 1996, down 71% from the FFO of $1,099,000 in 1995. FFO in 1995 was up 23% from $896,000 in 1994. The decrease in 1996 was primarily due to a reduction in the number of assets contributing to the Trust's income pool. The increase in FFO in 1995 over 1994 was a result of significant reductions in operating expenses resulting from the sales of properties and the leasing of the hotel to a third party. There were no cash distributions paid to shareholders in either 1995 or 1996 as the Trust continued to build its reserves for a potential expansion transaction; distributions paid to shareholders totaled $890,000 in 1994.

Results of Operations

As of December 31, 1996, 1995, and 1994 overall weighted occupancy levels by class of property were as follows:

         Property Type              1996              1995               1994
         -------------              ----              ----               ----

         Shopping Center              77%              83%               77%
         Hotel                         -               52%               42%


The weighted average occupancy is calculated by multiplying the occupancy for each property by its square footage and dividing by the square footage in the portfolio.

Revenues

Total revenues were $3,155,000 in 1996, down 11% from $3,535,000 in 1995, which were down 26% from $4,787,000 in 1994. The decrease reported in 1996 was primarily attributable to a decrease in interest revenue as a result of the liquidation of a portion of the Trust's note portfolio and decreased rental revenues. In 1995, there was a $473,000 reduction in hotel revenue compared to the prior year as a result of the terms and conditions of the lease arrangement in place throughout 1995.

Rental revenues at the Trust's commercial properties were $2,019,000 in 1996, down 4% from $2,093,000 in 1995. Rental revenues in 1995 were down 19% from $2,593,000 in 1994. The decrease in rental revenues reported in 1996 was attributable primarily to the absence of rent collected at Redfield Commerce Center and the Bekins Storage Facility which were sold in the first half of the year. The decrease in rental revenue in 1995 compared to that collected in 1994 was attributable to the absence of $196,000 in rent collected in the prior year at the Imperial Canyon Shopping Center prior to its sale, as well as a decrease of $305,000 in rents collected at Fulton Square Shopping Center and Totem Square.

Because of the disposition of the Trust's hotel property in February 1996, and the change in the status of the hotel from direct management to a lease arrangement, a comparison of 1996, 1995 and 1994 revenues generated by this property is not relevant. No revenues were generated to the Trust by the hotel in 1996. The revenues generated in 1996 are comprised of lease revenues net of any bad debt from CapStar, the hotel management company which leased the Casa Grande Motor Inn. Despite improvements in operations and the implementation of a lease arrangement financially favorable to the Trust, in 1994 the hotel was unable to generate sufficient revenue to cover its debt service requirements. The Trust suspended debt payments in 1995 and after a refusal by the lender to restructure debt terms, CalREIT allowed the property to be foreclosed upon in the first quarter of 1996.

Revenues from interest were $1,136,000 in 1996, down 19% from $1,396,000 in 1995. The decrease was the result of a lower amount of interest received due to the sale of certain mortgage notes offset by an increase in interest earned on cash accounts and marketable securities. Revenues from interest in 1995 were down 17% from 1994

605218.1
                                       10
revenues from interest of $1,675,000. In 1994, the Trust recognized an additional $735,000 in interest income on one of its mortgage notes. In September 1994, this note was modified and $491,000 of accrued interest, the recognition of which had been deferred, was paid in consideration for releasing an asset from the pool of properties collateralizing the note. This event was the primary cause of the decrease of interest income in 1995 from 1994.

Expenses

Total  expenses  were  $2,895,000 in 1996,  down 7% from  $3,098,000 in 1995. In
1995, total expenses were down 31% from total expenses of $4,486,000 in 1994. The reduction in expenses in 1996 was primarily the result of the downsizing of the Trust's portfolio which reduced depreciation, interest expense and associated property operating expenses. The reduction in expenses by $1,388,000 in 1995 over those of 1994 resulted from reduced interest expense and hotel and commercial property operating expenses caused by the downsizing of the Trust's portfolio and the lease agreement with the hotel management company. As noted above, due to the disposition of the hotel property and the change in the management of hotel operations in 1994, a direct comparison of 1996, 1995 and 1994 results is not relevant. In 1996, the hotel, as a function of the operating lease agreement generated no income or expense to the Trust. In 1995, hotel operating expenses decreased $763,000 from 1994, attributable to the leasing of the property to a third-party hotel management company in mid-year.

Interest expense was $547,000 in 1996, down 33% from $815,000 in 1995, which was down 22% from $1,044,000 in 1994. The decrease in 1996 reflected the disposition of the hotel property. The decrease in interest expense in 1995 over that of 1994 reflected the sale of the Imperial Canyon Shopping Center and the payoff of the note on the Fulton Square Shopping Center.

The 1996 non-cash depreciation charge was $64,000, a decrease of 90% from $662,000 in 1995. Depreciation charges increased 11% in 1995 compared to the depreciation charge of $595,000 in 1994. The decrease in 1996 reflected the sale of Redfield Commerce Center, the Bekins Storage Facility and the disposition of the hotel property. In addition, the Trust's two remaining properties were not depreciated in 1996 because they were being held for sale. The slight increase in 1995 over that of 1994 resulted from amortization of certain property specific expenses.

General and administrative expenses were $1,503,000 in 1996, up significantly from $933,000 in 1995. General and administrative expenses in 1995 were up 15% from the $813,000 reported in 1994. While the Trust was able to lower a number of office expenses, a net increase in general and administrative costs occurred in 1996 due primarily to an accelerated investigation of potential merger or acquisition candidates plus due diligence costs related to the expansion transaction which had not been incurred in the prior year. Throughout 1996, CalREIT continued to be negatively impacted by its small size with respect to general and administrative expenses. As a result of certain fixed costs required to operate a public company, a disproportionate amount of funds was spent on overhead expenses and administration of the Trust. A potential benefit to an expansion of the Trust is expected to be a reduction in the percentage of revenues required to support overhead and administrative activities. The increase in general and administrative costs in 1995 over those of 1994 was primarily due to legal and accounting costs which had not been incurred in the prior year, plus expansion transaction development costs.

Net Loss

The net loss for the Trust in 1996 was $414,000, a substantial decrease over the net loss of $2,778,000 reported in 1995. This improvement was primarily the result of sales proceeds received by the Trust from property and mortgage note dispositions offset by valuation losses discussed further below. Net loss in 1995 was up significantly from a net loss of $36,000 reported in 1994. The increase in net loss in 1995 compared to 1994 was due primarily to a substantial difference in valuation losses charged in 1995 as compared to those charged in 1994.


605218.1
                                       11

Operating  income was $260,000 in 1996,  down 41% from $437,000 in 1995. In 1995 operating income was up 45% from $301,000 in 1994. The $177,000 decline in operating income in 1996 was primarily the result of an increase in Trust operating expenses during the year offset by a reduction in depreciation charges. Operating income in 1995 was $136,000 greater than that reported in 1994, primarily because of lower interest expense and reduced hotel operating expenses.

Net Gain or Loss on Foreclosure or Sale of Investments

Income before valuation losses to the Trust was $1,329,000 in 1996 as compared to $503,000 in 1995 and $83,000 in 1994. The net gain recognized from the sale of the Redfield Commerce Center in the first quarter of 1996 was $299,000. There was no gain or loss upon the foreclosure of the Casa Grande Motor Inn in the first quarter of 1996 as the net book value of the property was equal to its debt.

During the second quarter of 1996, the Trust incurred a net loss of $164,000 from the sale of the Bekins Storage Facility. Also during the second quarter of 1996, the Trust sold two of its seven mortgage notes. A gain of $430,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a first deed of trust on an office/commercial building in Phoenix, Arizona; and a gain of $30,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a second deed of trust on a commercial building in Pacheco, California. During the third quarter of 1996, the Trust sold two more mortgage notes. A gain of $115,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a first deed of trust on an office building in Scottsdale, Arizona; and a gain of $357,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a second deed of trust on an office/industrial building in Sunnyvale, California.

In 1995, the Trust recognized a deferred gain from the partial principal payment received on one of its mortgage notes. During the first five months of 1994, the Trust's hotel property experienced an average operating loss after debt service of $107,000 per month. With the execution of a lease with CapStar in 1994, the hotel management company, this amount was reduced to approximately $8,600 per month, the difference between the monthly lease payment of $20,000 and the property's monthly debt service requirement of $28,600. The lease with CapStar was renegotiated in June 1995, reducing the monthly lease payments from $20,000 to approximately $9,000; therefore, increasing the loss recorded by the Trust. In 1994 the Trust experienced a gain of $114,000 on the sale of one property and the recognition of a deferred gain from the partial principal payment on one of its mortgage notes. This was offset by a $344,000 loss from the release of and default on two of the Trust's mortgage notes held at that time.

Valuation Losses

For the year ended December 31, 1996, the Trust reported total valuation losses of $1,743,000. By year end, the Trust had reduced the book value of the Fulton Square Shopping Center to $1,215,000 and the book value of Totem Square to $7,370,000. Since these properties were no longer being held for investment, but rather for sale, their book value was reduced to more accurately reflect the then current market value of the assets. The decline in Fulton Square Shopping Center's value was the result of the Trust's relatively short lease term on the land underlying the center, the physical condition of the property and changed market conditions in the Sacramento area. Disposition efforts on behalf of Totem Square also indicated the need to reduce this property's book value as it was no longer being held for investment purposes but actively marketed for sale. Both properties were sold in the first quarter of 1997.

In 1995, valuation losses of $3,281,000 resulted from the write down in value of two commercial properties and five mortgage notes. In 1994, valuation losses of $119,000 resulted from the write down of value on two commercial properties. In 1996, 1995 and 1994 there were no extraordinary items.


605218.1
                                       12

Significant Changes in the Economic Environment

Changing interest rates are not expected to have a significant effect on the Trust's operations in 1997 as most of the Trust's assets had been monetized by year end. Should the Trust desire to undertake debt obligations or to raise equity capital in the future, an increase in interest rates would make either debt or equity capital more costly.


605218.1
                                       13

-------------------------------------------------------------------------------

Item 8.           Financial Statements and Supplementary Data

-------------------------------------------------------------------------------

Index                                                                     Page

-------------------------------------------------------------------------------

Consolidated Financial Statements

         Reports of Independent Accountants                                15

         Consolidated Balance Sheets                                       16

         Consolidated Statements of Operations                             17

         Consolidated Statements of Changes in Shareholders' Equity        18

         Consolidated Statements of Cash Flows                             19

         Notes to Consolidated Financial Statements                     20-32

Schedule III - Real Estate and Accumulated Depreciation                 41-44

Schedule IV - Mortgage Loans on Real Estate                                45



605218.1
                                       14

Coopers                                 Coopers & Lybrand L.L.P.
& Lybrand
                                        a professional services firm


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of California
Real Estate Investment Trust:

We have audited the accompanying consolidated balance sheets of California Real Estate Investment Trust and Subsidiary (the "Trust") as of December 31, 1996 and 1995, and the related consolidated statements of operations, cash flows, and changes in shareholders' equity for each of the three years in the period ended December 31, 1996. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules as listed in the accompanying index. These financial statements and financial statement schedules are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of California Real Estate Investment Trust and Subsidiary as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statements schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



San Francisco, California                      Coopers & Lybrand L.L.P.
February 14, 197











Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a Swiss limited liability association.

605218.1
                                       15



                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                            CONSOLIDATED BALANCE SHEETS
                                            December 31, 1996 and 1995
                                                    ----------
                                                                                      1996                  1995
                                                                                      ----                  ----
                  ASSETS
Investments, Generally Held for Sale:
     Rental properties, less accumulated depreciation of
       $0 and $2,777,000 in 1996 and 1995,
       respectively, and valuation allowances of
       $0 and $6,898,000 in 1996 and 1995,
       respectively                                                            $ 8,585,000          $ 17,215,000
     Notes receivable, net of valuation allowances and
       deferred gains of $6,127,000 and $9,151,000 in
       1996 and 1995, respectively                                               1,576,000            10,502,000
     Marketable securities available-for-sale                                   14,115,000                   -
                                                                                ----------          ------------
                                                                                24,276,000            27,717,000

Cash                                                                             4,698,000             4,778,000
Receivables, net of allowance of $1,001,000 and $700,000
  in 1996 and 1995, respectively                                                   707,000               680,000
Other assets, net of valuation allowance of $0 and
  $310,000 in 1996 and 1995 respectively                                           355,000               357,000
                                                                               -----------          ------------

          Total Assets                                                       $  30,036,000          $ 33,532,000
                                                                             =============            ==========

               LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Long-term notes payable, collateralized by deeds of trust
       on rental properties                                                   $  5,169,000          $  8,335,000
     Accounts payable and accrued expenses                                         326,000               209,000
     Other liabilities                                                              70,000                81,000
                                                                             -------------          ------------

          Total Liabilities                                                      5,565,000             8,625,000
                                                                               -----------           -----------

Commitments (Note 10)

Shareholders' Equity:
     Shares of beneficial interest, par value $1 a share; unlimited authorization, 9,137,000 and 9,137,000 shares
       outstanding in 1996 and 1995, respectively                                9,137,000             9,137,000
     Additional paid-in capital                                                 55,118,000            55,118,000
     Unrealized holding loss on marketable securities                              (22,000)                  -
     Accumulated deficit                                                       (39,762,000)          (39,348,000)
                                                                               ------------           ----------

          Total Shareholders' Equity                                            24,471,000            24,907,000
                                                                                ----------            ----------

                       Total Liabilities and Shareholders' Equity            $  30,036,000          $ 33,532,000
                                                                             =============          ============

          See accompanying notes to consolidated financial statements.


605218.1
                                       16


                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                   Years Ended December 31, 1996, 1995 and 1994
                                                    ----------

                                                                       1996                1995                1994
                                                                       ----                ----                ----
Revenues:
     Rent                                                     $   2,019,000      $    2,093,000      $    2,593,000
     Interest                                                     1,136,000           1,396,000           1,675,000
     Hotel                                                               --              46,000             519,000
                                                              -------------      --------------      --------------
                                                                  3,155,000           3,535,000           4,787,000
                                                              -------------      --------------       -------------

Expenses:
     Operating expenses                                             685,000             584,000           1,011,000
     Hotel operating expenses                                            --               8,000             771,000
     Property management                                             96,000              96,000             252,000
     Depreciation and amortization                                   64,000             662,000             595,000
     Interest 547,000                                               815,000           1,044,000
     General and administrative                                   1,503,000             933,000             813,000
                                                              -------------      --------------      --------------
                                                                  2,895,000           3,098,000           4,486,000
                                                              -------------      --------------       -------------

         Income before gain (loss) on
              foreclosure or sale of investments and
              valuation losses                                      260,000             437,000             301,000

Net gain (loss) on foreclosure or sale of
  investments                                                     1,069,000              66,000            (218,000)
                                                              -------------      --------------      --------------

              Income before valuation losses                      1,329,000             503,000              83,000

Valuation losses                                                  1,743,000           3,281,000             119,000
                                                              -------------      --------------      --------------

              Net Loss                                            (414,000)         (2,778,000)             (36,000)
                                                              =============      ==============            ========

Net loss per share of beneficial interest                    $        (.05)      $       (0.30)     $            (0.00)
                                                             ==============      ==============     ==============


          See accompanying notes to consolidated financial statements.


605218.1
                                       17


                                         CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                     AND SUBSIDIARY
                                          CONSOLIDATED STATEMENTS OF CHANGES IN
                                                  SHAREHOLDERS' EQUITY
                                      Years Ended December 31, 1996, 1995 and 1994
                                                       ----------


                                                                                                                   Unrealized
                                          Shares of               Additional                       Holding Loss       Total
                                     Beneficial Interest        Paid-in Capital     Accumulated    on Marketable   Shareholders'
                                    Number         Amount           Capital           Deficit       Securities        Equity
                                    ------         ------           -------           -------       ----------        ------

Balance at January 1, 1994         9,125,000      $9,125,000       $55,106,000      $(35,620,000)     $       -   $28,611,000
Net loss                                   -               -                 -           (36,000)                     (36,000)
Proceeds from shares issued           12,000          12,000            12,000                 -                       24,000
Distributions                              -               -                 -          (914,000)                    (914,000)
                                   ---------       ---------        ----------       -----------                   ----------
Balance at December 31, 1994       9,137,000       9,137,000        55,118,000       (36,570,000)                  27,685,000
                                   ---------       ---------        ----------        ----------                   ----------

Net loss                                   -               -                 -        (2,778,000)                  (2,778,000)
                                   ---------       ---------        ----------       -----------                   ----------

Balance at December 31, 1995       9,137,000       9,137,000        55,118,000       (39,348,000)                  24,907,000
                                   ---------       ---------        ----------        ----------                   ----------

Unrealized holding loss on
marketable securities                      -               -                 -                 -        (22,000)      (22,000)
Net loss                                   -               -                 -          (414,000)             -      (414,000)
                                                                                     -----------      ---------    ----------

Balance at December 31, 1996       9,137,000      $9,137,000       $55,118,000      $(39,762,000)     $ (22,000)  $24,471,000
                                   =========      ==========       ===========      =============     ==========  ===========



          See accompanying notes to consolidated financial statements.


605218.1
                                       18



                                          CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                      AND SUBSIDIARY
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                       Years ended December 31, 1996, 1995 and 1994
                                                         ----------

                                                                       1996                1995                1994
                                                                       ----                ----                ----
Cash flows from operating activities:
     Net (loss)                                                $   (414,000)       $ (2,778,000)      $   (36,000)
                                                               ------------        ------------       -----------
Adjustments to reconcile net (loss) to net
  cash provided by operating activities:
  Depreciation and amortization                                      64,000             662,000           595,000
  (Gain) loss on foreclosure or sale of
    investments                                                  (1,069,000)            (66,000)          218,000
  Valuation losses                                                1,743,000           3,281,000           119,000
  Changes in assets and liabilities:
         (Increase) decrease in receivables                         (38,000)            294,000           107,000
         (Increase) decrease in other assets                        (61,000)           (282,000)           82,000
         Increase (decrease) in accounts payable
           and accrued expenses                                     226,000             166,000           (45,000)
         Increase (decrease) in other liabilities                    (2,000)             11,000          (106,000)
                                                               ------------        ------------       -----------
           Total adjustments to net (loss)                          863,000           4,066,000           970,000
                                                               ------------        ------------       -----------
           Net cash provided by operating activities                449,000           1,288,000           934,000
                                                               ------------        ------------       -----------
Cash flows from investing activities:
     Payments related to sales of rental properties                      --                  --          (100,000)
     Proceeds from sale of assets                                13,796,000                  --                --
     Improvements to rental properties                             (146,000)           (321,000)         (106,000)
     Collections on notes receivable                                 35,000             850,000           346,000
     Purchase of marketable securities                          (15,849,000)                 --                --
     Principal collection of marketable securities                1,712,000                  --                --
     Increase in notes receivable                                        --                  --          (175,000)
                                                               ------------        ------------       -----------
         Net cash (used in) provided by investing activities       (452,000)            529,000           (35,000)
                                                               ------------        ------------       -----------
Cash flows from financing activities:
     Principal payments on long-term notes payable                  (77,000)           (405,000)          (94,000)
     Distributions paid                                                  --                  --          (890,000)
                                                               ------------        ------------       -----------
           Net cash used in financing activities                    (77,000)           (405,000)         (984,000)
                                                               -------------       ------------       -----------
           Net (decrease) increase in cash                          (80,000)          1,412,000           (85,000)
Cash, beginning of year                                           4,778,000           3,366,000         3,451,000
                                                               ------------        ------------       -----------
Cash, end of year                                              $  4,698,000        $  4,778,000       $ 3,366,000
                                                               ============        ============       ===========




          See accompanying notes to consolidated financial statements.

605218.1
                                       19

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies:

                                  Organization

     California Real Estate Investment Trust (the "Trust" or "CalREIT") was organized under the laws of the State of California pursuant to a Declaration of Trust dated September 15, 1966.

     The Trust became a partner of Totem Square, L. P. ("Totem"), a Washington Limited Partnership in which the Trust owns a 59% interest, on November 30, 1990. The Trust also formed CalREIT Totem Square, Inc. ("Cal-CORP") to act as general partner of Totem. Cal-CORP has a 1% interest in Totem, and Totem Square Associates, an unrelated party, has the remaining 40%.

     In 1994, the Trust operated as a subsidiary of The Peregrine Real Estate Trust ("Peregrine"), which then held 76% of the Trust's outstanding Shares of Beneficial Interest. In April 1994, Peregrine replaced the CalREIT Board of Trustees with a slate of its own Trustees. In 1995, the Board was expanded from three to five Trustees, two of whom were independent. In 1996, the Board of Trustees was comprised of two independent Trustees, one Trustee who concurrently served on the Board of Trustees of Peregrine, a former officer of the Trust, and the then Chief Executive Officer of the Trust.

     On January 3, 1997, Peregrine sold its entire 76%-ownership interest in the Trust to CalREIT Investors Limited Partnership, an entity controlled by Samuel Zell. Simultaneous with the closing of this Transaction, the Board of Trustees was expanded to seven members; one Trustee, who also served on the Peregrine Board of Trustees, resigned; and three additional Trustees, nominated by CRIL, were appointed to the Board.

     At the end of 1996, the Trust owned two commercial properties, Fulton Square Shopping Center and Totem Square located in Sacramento, California and Kirkland, Washington, respectively. The Trust also owned a mortgage note portfolio of three notes encompassing approximately $7.7 million in loans, with an aggregate book value of approximately $1.6 million. These loans bear interest at an overall effective rate of approximately 8%. They are collateralized by mortgages on real property. Most of the investments in the three loans were originated by the Trust in connection with the disposition of Trust properties prior to 1996. Additionally, at December 31, 1996, the Trust had approximately $14 million invested in liquid mortgage-backed securities.



605218.1
                                       20

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                           Principles of Consolidation

     For 1996, 1995 and 1994, the consolidated financial statements include the accounts of the Trust, Cal-CORP and Totem.

                                Rental Properties

     At December 31, 1996 and 1995, rental properties are carried at cost, net of accumulated depreciation and less a valuation allowance for possible investment losses. The Trust's valuation allowance for possible investment losses represents the excess of the carrying value of individual properties over their appraised or estimated fair value less estimated selling costs. At December 31, 1996 all rental properties are classified as held for sale and valued at net estimated sales price.

     The additions to the valuation allowance for possible investment losses are recorded after consideration of various external factors, particularly overbuilding in real estate markets which has a negative impact on achievable rental rates. A gain or loss will be recorded to the extent that the amounts ultimately realized from property sales differ from those currently estimated. In the event economic conditions for real estate continue to decline, additional valuation losses may be recognized in the near term.

     When applicable, the allowance for depreciation and amortization has been calculated under the straight-line method, based upon the estimated useful lives of the properties which lives range from 30 to 40 years. Expenditures for maintenance, repairs and improvements which do not materially prolong the normal useful life of an asset are charged to operations as incurred.

     Real estate acquired by cancellation of indebtedness or foreclosure is recorded at fair market value at the date of acquisition but not in excess of the unpaid balance of the related loan plus costs of securing title to and possession of the property.

                                  Other Assets

     The Trust amortizes leasing commissions on a straight-line basis over the lives of the leases to which they relate. Financing costs are amortized over the lives of the loans or other financial instruments to which they relate.





605218.1
                                       21

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                                  Income Taxes

     The Trust has elected to be taxed as a real estate investment trust and as such, is not taxed on that portion of its taxable income which is distributed to shareholders, provided that at least 95% of its real estate trust taxable income is distributed and that the Trust meets certain other REIT requirements. Due to federal and California tax net operating loss carryforwards ("NOLs"), the Trust does not have taxable income for the year ended December 31, 1996. The Trust has federal and California NOLs as of December 31, 1996 of approximately $17,631,000 and $5,194,000, respectively. Such NOLs expire through 2011 for federal and 2001 for California. The Trust also has a federal and California capital loss carryover of approximately $1,567,000 that can be used to offset future capital gain.

     Due to the transaction and the prior year ownership change related to the Peregrine bankruptcy, NOLs are limited for both federal and California to approximately $1,500,000 annually. Any unused portion of such annual limitation can be carried forward to future periods.

                                      Cash

     The Trust invests its cash in demand deposits with banks with strong credit ratings. Bank balances in excess of federally insured amounts totaled $4,301,000 and $4,577,000 as of December 31, 1996 and 1995, respectively.
     The Trust has not experienced any losses on these deposits.

                              Sales of Real Estate

     The Trust complies with the provisions of Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate." Accordingly, the recognition of gains on certain transactions are deferred until such transactions have complied with the criteria for full profit recognition under the Statement. The Trust had deferred gains of $239,000 and $1,103,000 at December 31, 1996 and 1995, respectively.

                           Interest Income Recognition

     The Trust recognizes interest income on notes receivable when it is estimated that the fair value of the collateral related to the note is adequate.



605218.1
                                       22

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                             Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         Impairment of Long-Lived Assets

     In 1995, Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires that companies review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the carrying amount of the asset exceeds its estimated undiscounted net cash flow before interest, the company must recognize an impairment loss equal to the difference between its carrying amount and its current value. After an impairment is recognized, the reduced carrying amount of the asset shall be accounted for as its new cost. For a depreciable asset, the new cost shall be depreciated over the asset's remaining useful life. Long-lived assets to be disposed of shall be reported at the lower of carrying amount or fair value less cost to sell. In 1996, the Trust adopted the provisions of SFAS
     121. Generally, fair values are estimated using undiscounted cash flow, direct capitalization and market comparison analyses.

                               Net Loss Per Share

     Net loss per share of beneficial interest is based upon the weighted-average number of shares of beneficial interest outstanding. Shares of beneficial interest equivalents were anti-dilutive for the three years ended December 31, 1996. The weighted average number of shares of beneficial interest and earnings per share of beneficial interest are as follows:

                                               1996        1995        1994
                                               ----        ----        ----
            Weighted average shares of
               beneficial interest           9,137,335    9,137,335  9,130,961
                                             =========    =========  =========

       Loss per share of beneficial interest $    (.05)   $   (0.30) $   (0.00)


605218.1
                                       23

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                                Reclassifications

     Certain reclassifications have been made in the presentation of the 1995 and 1994 financial statements to conform to the 1996 presentation.

2.   Related-Party Transactions:

     Until April 14, 1994, administrative services were provided to the Trust by B & B Property Investment, Development and Management Company, Inc. ("B & B"). B & B's compensation consisted of an advisory fee based on the real estate investments and real estate commissions in connection with purchases, sales and leasing of Trust properties as well as a reimbursement of certain expenses incurred in performing services for the Trust. Until April 14, 1994, property management responsibilities of the Trust were assigned to B & B Property Investment, Inc. ("B & B Property"). The compensation for property management services was computed at 5% of the gross receipts of each property managed and each note receivable serviced. Compensation to B & B and B & B Property was $156,000 during 1994. Certain disputes between the Trust, B & B and B & B Property arising from the Trust's termination of B & B's and B & B Property's advisory and management agreements were settled in May 1994 for $60,000. Prior to 1994, the Trust entered into a management agreement with North Main Street Company ("North Main"), a company owned by the President and Chairman of the Board of the Trust's former advisor, B & B, to manage the Trust's hotel. Pursuant to that agreement, the Trust incurred management fees of $16,000 in 1994. The Trust also terminated that agreement with North Main in 1994 and leased the hotel property to an unrelated third party, a professional hotel management company which operated lodging facilities nationwide. No payments were made to B & B or B & B Property in 1995 or 1996.

     The Trust is self-administered. However, during 1996 and 1995 it shared certain personnel and other costs with Peregrine, its majority interest shareholder. The Trust reimbursed Peregrine pursuant to a cost allocation agreement based on each Trust's respective asset values (real property and notes receivable) that was subject to annual negotiation. During 1996 and 1995, reimbursable costs charged to the Trust by Peregrine approximated $258,000 and $435,000, respectively. The 1995 amount was partially offset against $202,000 (net of valuation allowances of $141,000) which was recorded as due from Peregrine at December 31, 1994.


605218.1
                                       24

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

2.   Related-Party Transactions, continued:

     At December 31, 1996 and 1995, the Trust had $31,000 and $45,000, respectively, due to Peregrine pursuant to the cost allocation agreement. The cost allocation agreement between the Trust and Peregrine was terminated on January 7, 1997.

3.   Rental Properties:

     At December 31, 1996 and 1995, the Trust's rental property portfolio at cost included a retail and mixed-use retail property carried at $8,585,000 and $13,018,000 respectively; industrial buildings, carried at $0 and $7,395,000 respectively; and a hotel property carried at $0 and $6,477,000, respectively.

     The Trust's hotel property, with a carrying value of $3,182,000 at December 31, 1995, was returned to the lender through foreclosure proceedings in February 1996. No gain or loss was recorded on the foreclosure of the Casa Grande Motor Inn.

4.   Investment in Marketable Securities:

     At December 31, 1996 and 1995, the Trust had $14,115,000 and $0, respectively, invested in mortgage-backed securities classified as "available-for-sale."

     Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," ("SFAS 115") issued in May 1993 requires that at the date of acquisition and at each reporting date, debt and equity securities be classified as "held-to-maturity," "trading" or "available for sale." Investments in debt securities in which the Trust has the positive intent and ability to hold to maturity are required to be classified as "held-to-maturity." "Held-to-maturity" securities are required to be stated at cost and adjusted for amortization of premiums and discounts to maturity in the statement of financial position. Investments in debt and equity securities that are not classified as "held-to-maturity" and equity securities that have readily determinable fair values are to be classified as "trading" or "available-for-sale" and are measured at fair value in the statement of financial position. Securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading." Unrealized holding gains and losses for "trading" securities are included in earnings.



605218.1
                                       25

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

4.   Investment in Marketable Securities, continued:

     Investments that are not classified as "held-to-maturity" or "trading" securities are classified as "available-for-sale." Unrealized holding gains and losses for "available-for-sale" securities are excluded from earnings and reported as a separate component of shareholders' equity until realized.

     In accordance with SFAS 115, the Trust determines the appropriate classification at the time of purchase and Representative-evaluates such designation at each balance sheet date.

     At December 31, 1996, the Trust's "available-for-sale" securities consisted of the following:

                                                                 Unrealized         Estimated
                                                     Cost     Gains      Losses     Fair Value

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 7.783%, due April 1, 2024       $2,879                ($34)      $2,845

     Federal Home Loan Mortgage
       Association, adjustable rate interest
       currently at  7.625%, due June 1, 2024         $967                ($10)        $957

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 7.292%, due April 1, 2025         $732                 ($4)        $728

     Federal National Mortgage
       Association, adjustable rate interest
       currently at  6.144%, due May 1, 2026        $3,260                 ($5)      $3,255

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 6.116%,  due June 1, 2026       $6,299      $31           -      $6,330
                                                   -------  -------       ------     ------

                                                   $14,137      $31        ($53)   $14,115
                                                   =======  =======       ======   =======

     The maturity dates above are not necessarily indicative of expected maturities as principal is often prepaid on such instruments.



605218.1
                                       26

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

5.   Notes Receivable:

     In order to facilitate sales of real estate, the Trust has accepted partial payment in the form of notes receivable collateralized by deeds of trust. As of December 31, 1996 and 1995, the Trust had long-term notes receivable, collateralized by deeds of trust (before valuation allowances and deferred gains) of $7,703,000 and $19,653,000, respectively. The notes are collateralized by real estate properties in California and Arizona.

     The notes bear interest at rates ranging from 7.63% to 9.5% as of December 31, 1996. For the year ended December 31, 1996, the overall effective rate was approximately 8%.

6.   Valuation Allowances:

     Based on a review of its investments, the Trust has provided for valuation allowances as set forth below. Adverse economic factors, particularly overbuilt real estate markets which caused a decline in lease renewal rates, were the primary causes of these valuation losses. If such adverse economic factors continue, additional valuation loss provisions may be required in the near term.

     As of December 31, 1996, the Trust was in the process of monetizing its assets and accordingly, wrote down such assets to current market value, less estimated selling costs, the accounting treatment required when investments are held for sale.

     Analysis of changes in the allowance for possible losses on real estate investments, notes receivable, and rents and interest receivable for 1996, 1995 and 1994 follow:


605218.1
                                       27

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

6.   Valuation Allowances, continued:

                                                                   1996                  1995             1994
                                                                   ----                  ----             ----
           Rental Properties
           -----------------

           Allowance for valuation losses on
           rental property investments:
                Beginning balance                                $6,898,000           $ 5,863,000       $ 8,674,000
                Provision for valuation losses                    1,743,000             1,035,000            69,000
                Amounts charged against allowance
                 for valuation losses                           ($8,641,000)               --           ($2,880,000)
                                                                -----------           -----------       -----------

                 Ending balance                                 $        --           $ 6,898,000       $ 5,863,000
                                                                ===========           ===========       ===========

           Notes Receivable
           ----------------

           Allowance for valuation losses and deferred
           gains on notes receivable:
               Beginning balance                                $ 9,151,000           $ 7,182,000       $ 7,442,000
               Provision for valuation losses                         -                 2,246,000            --
               Deferred gains on notes and other, net                 -                   (66,000)          (12,000)
               Amounts charged against allowance
                 for valuation losses                            (3,024,000)             (211,000)         (248,000)
                                                                ------------          -----------       -----------

                 Ending balance                                 $ 6,127,000           $ 9,151,000       $ 7,182,000
                                                                ===========           ===========       ===========

           Rents and Interest Receivable
           -----------------------------

           Allowance for bad debt losses on
           rents and interest receivable:
               Beginning balance                                $   700,000           $   323,000       $   233,000
               Provision for losses                                 501,000               873,000           183,000
               Amounts charged against allowance
                 for losses                                        (200,000)             (496,000)          (93,000)
                                                                ------------          -----------       -----------

                 Ending balance                                 $ 1,001,000           $   700,000       $   323,000
                                                                ===========           ===========       ===========

     In addition, the Trust had established an allowance for valuation losses on other assets in the amount of $ 0 and $310,000 at December 31, 1996 and 1995, respectively.


605218.1
                                       28

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

7.   Long-Term Notes Payable:

     As of December 31, 1996 and 1995, the Trust had long-term notes payable (Notes) of $5,169,000 and $8,335,000 respectively, most of which were collateralized by deeds of trust on rental properties with an aggregate net book value of $8,585,000 and $11,181,000 at December 31, 1996 and 1995,
     respectively. These Notes are due in installments extending to the year 2014 with interest rates ranging from 8% to 10.75%. At December 31, 1996 none of the Notes were delinquent. At December 31, 1995, $3,089,000 of such Notes, bearing interest at a default rate of 18% and secured by the Casa Grande Motor Inn (which was foreclosed upon in February 1996) were delinquent. As of December 31, 1996, contractually scheduled principal payments during each of the next five years were $4,291,000, $39,000, $43,000, $38,000 and $41,000, respectively, and $718,000 thereafter. The
     Note on the Totem Square Shopping Center of $4,256,000 is due May 1, 1997.

8.   Distributions:

     There were no distributions paid in 1996 or 1995. Cash distributions were made per share of beneficial interest in 1994 and were classified for Federal income tax purposes as follows:

                                            1996         1995         1994
                                            ----         ----         ----
              Ordinary income                 - %          - %          - %
              Capital gains income            - %          - %          - %
              Return of capital               - %          - %         100%
                                         -------       ------       ------
                                              - %          - %         100%
                                         =======       ======       ======

           Total distributions per share $  0.00       $ 0.00       $ 0.10
                                         =======       ======       ======


9.   Stock Option Plans:

     In November of 1995, the Board of Trustees approved two stock option plans (the "Plans"). The Plans provided that if they were not approved by the holders of a majority of the outstanding shares of the Trust within one year after their adoption, they would automatically terminate. The Plans were not approved by the holders of a majority of the outstanding shares of the Trust within one year after their adoption and automatically terminated in November 1996. At December 31, 1996 there were no stock options outstanding.



605218.1
                                       29

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

10.  Statements of Cash Flows Supplemental Information:

     In connection with the sale of property, the Trust entered into various non-cash transactions as follows:

                                                        1996             1995          1994
                                                        ----             ----          ----

       Sales price                              $ 13,853,000  $          --     $ 4,423,000
       Notes receivable                                --                --           --
       Notes payable assumed by buyer and
         other liabilities applied to sales
         price                                       (57,000)            --      (4,523,000)
                                                 -----------   --------------    ----------

       Cash received (paid)                     $ 13,796,000  $          --     $  (100,000)
                                                 ===========   ==============    ==========

       Cost of property sold                    $ 19,321,000  $          --     $ 8,084,000
                                                 ===========   ==============     =========


     In 1996, with respect to its hotel property, the Trust allowed foreclosure on a note payable secured by a deed of trust. The amount of $3,089,000 represents the value of the note payable relieved in connection with this foreclosure and is aggregated in the 1996 sales price category above.

     Distributions were made as follows:

                                                          1996              1995          1994
                                                          ----              ----          ----

       Total distributions                       $       --          $     --        $ 914,000
       Distributions reinvested                          --                --          (24,000)
                                                  --------------     ------------      -------
       Distributions paid in cash                $       --          $     --        $ 890,000
                                                  ==============     ============      =======



     Interest paid on the Trust's outstanding debt for 1996, 1995, and 1994 was $550,000, $730,000 and $1,121,000, respectively.


605218.1
                                       30

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

11.  Commitments:

     During 1995, the Trust entered into a three year, non-cancelable operating lease for office facilities in San Francisco, California. Rent expense under the operating lease was $40,000 in 1996. At December 31, 1996 future minimum lease payments under the lease are $50,000, with $40,000 due in 1997 and $10,000 in 1998.

12.  Fair Value of Financial Instruments:

     Statement of Financial Accounting Standards No. 107 ("SFAS 107") requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Trust.

     The estimated fair value of the Trust's marketable securities is set forth in Note 4. The estimated fair value of the Trust's financial instruments, other than marketable securities, including cash, notes receivable, rents and other receivables and long-term notes payable, at December 31, 1996 and 1995, is approximately the same as their carrying amounts.

13.  Minority Interest:

     The Trust has a 60% ownership interest in Totem, its subsidiary. Totem's net losses have exhausted the minority shareholder's equity interest. On the consolidated statement of operations, no minority interest in the subsidiary's net loss is recorded for 1996, 1995 or 1994. In the event that future income is generated from the subsidiary, the Trust will have first rights to the income to the extent of the minority shareholder's accumulated deficit in the subsidiary.

     Furthermore, the Trust has a note receivable from Totem, which note is eliminated in consolidation, in the amount of $3,336,000. Pursuant to the terms of that note, it is likely that CalREIT will be entitled to all future income from Totem.


605218.1
                                       31


                                              CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                           AND SUBSIDIARY
                                             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                             ----------

14.  Selected Quarterly Financial Data (Unaudited):

                                                                           Quarter Ended
                                                  March 31        June 30          September 30         December 31
                                                  --------        -------          ------------         -----------
1996

          Revenues                             $   871,000    $   780,000           $   771,000       $     733,000

          Gain on fore-
            closure or sale of
            investments, net                   $   299,000    $   297,000           $   517,000       $     (44,000)

          Net income (loss)                    $   440,000    $  (213,000)          $  (514,000)      $    (127,000)

          Net income (loss) per share          $      0.05    $     (0.02)          $     (0.06)      $       (0.02)


1995

          Revenues                             $   879,000    $   836,000           $   942,000       $     878,000

          Gain on fore-
            closure or sale of
            investments, net                   $    66,000    $       -             $       -         $          -

          Net income (loss)                    $   242,000    $    44,000           $   100,000       $  (3,164,000)

          Net income (loss) per share          $      0.03    $      0.00           $      0.01       $       (0.34)

1994

       Revenues                                $ 1,131,000    $   780,000           $ 1,353,000       $   1,523,000

       Gain (loss) on fore-
         closure or sale of
         investments, net                      $      -       $   114,000           $  (344,000)      $      12,000

       Net income (loss)                       $    (1,000)   $  (328,000)          $   341,000       $    ( 48,000)

       Net income (loss) per share             $     (0.00)   $     (0.04)          $      0.04       $       (0.00)


605218.1
                                       32

-------------------------------------------------------------------------------

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

-------------------------------------------------------------------------------

On April 14, 1997, the Board of Trustees adopted a resolution (i) not to retain Coopers & Lybrand LLP ("C&L") as the Company's auditors for the fiscal year ending December 31, 1997 and (ii) to engage Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

The reports of C&L on the Company's consolidated financial statements as of and for the two years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 1996, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfactions of C&L, would have caused them to make reference thereto in their report(s) on the Company's financial statements for such fiscal year(s), nor were there any "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.


605218.1
                                       33

-------------------------------------------------------------------------------

                                    PART III

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Item 10. Trustees and Executive Officers

-------------------------------------------------------------------------------


Trustees and Executive Officers

As of March 10, 1997, the Board of Trustees consisted of the seven persons listed below. Messrs. Morrow, Brown, Steinberg and Ms. Bancroft served as Trustees throughout 1996, as did Mr. John McMahan who resigned in January 1997. Messrs. Edelman, Garrabrant and Klopp were added to the Board during the first two months of 1997 following CRIL's acquisition of the 6,959,593 Common Shares from Peregrine. See "Item 1 - Recent Developments."

       Name                    Age     Office

       Frank A. Morrow         57      Trustee and Chairman of the Board
       Gary R. Garrabrant      39      Trustee and Vice Chairman
       John R. Klopp           43      Trustee and Chief Executive Officer
       Juliana Bancroft        48      Trustee and Treasurer
       Elliot G. Steinberg     59      Trustee and Secretary
       Arnold E. Brown         49      Trustee
       Martin L. Edelman       55      Trustee

The principal occupations and affiliations of the current Trustees are as follows:

Frank A. Morrow, Chairman. Mr. Morrow has been active in the real estate industry for over 25 years. As an independent advisor and business consultant, he has worked for several real estate companies as a turnaround specialist and workout expert. Other assignments have included due diligence investigations, stepping in as senior management in times of crisis, and multi-site real estate portfolio management. Mr. Morrow has had considerable experience in the acquisition, financing, leasing, management and sale of single as well as multiple assets. For a number of years, he served as the Managing Director of Real Estate for Stanford University and as Senior Vice President for the Boise Cascade Urban Development Corporation. Prior to his business career, Mr. Morrow served nine years in the U.S. Navy as an aviator and test pilot. He graduated from the U.S. Naval Academy and in 1971 received an MBA degree from Stanford University.

Juliana Bancroft, Independent Trustee. Ms. Bancroft is an independent consultant to the hospitality industry. Prior to this she served as a vice president and a regional director with Kimpton Hotel and Restaurant Group headquartered in San Francisco. The Kimpton Group is the largest developer and operator of independent hotels and restaurants on the West Coast. During this period, among other responsibilities, Ms. Bancroft worked as a project manager on seven construction and redevelopment projects. She also has owned and operated her own firm in which she acquired, financed, rehabilitated and sold residential properties in Southern California. She has also been a principal in the investment banking firm of Bancroft, Garcia & Lavell, Inc. which secured more than $2 billion in real estate financing through the tax-exempt bond markets. Ms. Bancroft graduated from the University of Wisconsin with a B.S. degree in 1971 and from the University of Oregon with an M.S. degree in 1975.


605218.1
                                       34

Arnold E. Brown, Trustee. Mr. Brown has over 20 years experience in real estate finance and investment. He is a Certified Public Accountant and previously served as a partner of the international accounting and consulting firm of Grant Thornton, where he was one of eight members of that firm's U. S. Real Estate Task Force. Since 1983, Mr. Brown has been in the private real estate investment and advisory service. Through his company, Brown Partners Ltd., he has acted as a principal or intermediary in numerous real estate transactions and has advised real estate investment companies on financial restructuring and real estate securities valuation matters. Mr. Brown served as the Chief Financial Officer of CalREIT from April 1994 through 1995. He graduated from the Wharton School of the University of Pennsylvania in 1969 and received an MBA degree from Stanford University in 1971.

Elliot G. Steinberg, Independent Trustee. Mr. Steinberg is a managing partner of Sunrise Creek, a company engaged in real estate development, and a managing partner of W.S. Ventures, a private investment partnership in emerging growth companies. Mr. Steinberg has also served as corporate vice president and general counsel to Itel Corporation and was a founder and senior partner of the San Francisco law firm of Flynn & Steinberg specializing in real estate, banking, taxation and business planning. He was an editor of the Journal of Taxation of Investments and is the co-author of several books. Mr. Steinberg received his undergraduate degree at the University of California Berkeley in 1961, attended the London School of Economics through 1961, and in 1964 received his JD degree from the Boalt Hall School of Law at the University of California at Berkeley. Mr. Steinberg serves on the Boards of Directors of BioFactors, Inc., Ganson Ltd. and Cege Co. Ltd. He was formerly a director of Kimco Hotel Management Company.

Martin L. Edelman, Trustee. Martin L. Edelman has been a trustee of the Company since February 4, 1997. Mr. Edelman has been a director of Chartwell Leisure Inc., a publicly traded owner and operator of hotel properties ("Chartwell"), since November 1994 and has been president of Chartwell since January 1997. He has also been a director of HFS Incorporated and a member of that corporation's executive committee since November 1993. Mr. Edelman has been of counsel to Battle Fowler LLP, a New York City law firm, since January 1994 and was a partner with that firm from 1972 through 1993. Mr. Edelman also serves as a director of Presidio Capital Corp. and G. Soros Realty, Inc.

Gary R. Garrabrant, Trustee. Mr. Garrabrant has been a trustee of the Company since January 2, 1997 and vice chairman of the Company since February 1997. After the Acquisition, Mr. Garrabrant will resign as vice chairman of the Company. Mr. Garrabrant has been a senior vice president of EGI, an owner, manager and financier of real estate and corporations since January 1996 and managing partner of EGI Capital Markets, L.L.C. since September 1996. Prior to joining EGI, he was a director of Sentinel Securities Corporation where he established a real estate securities investment management operation. In 1994, Mr. Garrabrant co-founded Genesis Realty Capital Management, a money management firm exclusively focused on the equity and debt securities of public real estate companies. From 1989 to 1994, he was responsible for equity private placements and asset sales in the real estate investment banking division of The Bankers Trust Company. From 1981 to 1989 he was associated with Chemical Bank. He is a director of Meritage Hospitality Group Inc.

John R. Klopp, Trustee. Mr. Klopp has been a trustee of the Company since January 2, 1997 and chief executive officer of the Company since February 1997. After the Acquisition, Mr. Klopp will also serve as vice chairman of the Company. Mr. Klopp is a founder and has been a Managing Partner of Victor Capital since 1989. Mr. Klopp was a managing director and co-head of Chemical Realty Corporation from 1982 until 1989. From 1978 to 1982, Mr. Klopp held various positions with Chemical Bank's Real Estate Division where he was responsible for originating, underwriting and monitoring a portfolio of construction and permanent loans. He is a director of Metropolis Realty Trust, Inc., a Manhattan office REIT.


605218.1
                                       35

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Trust during 1996 and written representation from certain of the Trustees and from Peregrine that no Form is required to be filed, the Trust believes that no trustee, officer or beneficial owner of more than 10% of its Common Shares failed to file on a timely basis reports required pursuant to Section 16(a) of the Exchange Act with respect to 1996 or any prior fiscal year. However, John McMahan, a former Trustee of the Trust, filed a report for January 1997 on or about March 12, 1997 (30 days after the due date).



605218.1
                                       36

-------------------------------------------------------------------------------

Item 11. Executive Compensation

-------------------------------------------------------------------------------

Executive Compensation

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the chief executive officer of the Trust for services rendered in all capacities to the Trust and its subsidiaries during such period. There were no other executive officers earning over $100,000 of annual compensation from the Trust.

                                          Summary and Compensation Table

                                                   Annual Compensation

--------------------------------------------------------------------------------------------------------

                                                                                            All Other
                                                                                          Compensation
     Name and Principal Position            Year          Salary($)        Bonus($)            ($)
     ---------------------------            ----          ---------        --------       ------------

     Frank A. Morrow (1)                    1996          $180,000            --                --
         Chairman of the Board and
         Chief Executive Officer

----------------

     (1) During 1994 and 1995, Mr. Morrow was employed by Peregrine and did not receive any compensation directly from the Trust. Mr. Morrow's compensation from Peregrine was paid to his wholly owned consulting firm, Frank A. Morrow Associates ("FAMA"). Pursuant to an oral cost allocation agreement with Peregrine, the Trust reimbursed Peregrine for approximately $72,000 and $64,000 of the compensation paid by Peregrine to FAMA in 1995 and 1994, respectively. See "Item 13. Certain Relationships and Related Transactions." Pursuant to the Trust's arrangements with Mr. Morrow covering his compensation for 1996, the Trust accrued $180,000 as compensation due to FAMA, which amount was paid in the second quarter of 1997.


605218.1
                                       37

-------------------------------------------------------------------------------

Item 12. Security Ownership of Certain Beneficial Owners and Management

-------------------------------------------------------------------------------


Listed below are those shareholders known to the Trust as of March 20, 1997 to be the beneficial owner or the member of a group which is the beneficial owner of more than five percent of the Trust's shares of beneficial interest (9,137,335 total). As of March 20, 1997, no Trustee owned Shares of Beneficial Interest.

                           Name and Address                            Amount and Nature              Percent
Title of Class             of Beneficial Owner                         of Beneficial Ownership       of Class

Shares of                  CalREIT Investors Limited Partnership (1)
   Beneficial Interest     c/o Equity Group Investments, Inc.
                           Two North Riverside Plaza                          6,959,593                76.2%
                           Chicago, Illinois  60606


     (1) The sole general partner of CalREIT Investors Limited Partnership is Zell General Partnership, Inc., the sole director and stockholder of which is, respectively, Samuel Zell and the Samuel Zell Revocable Trust (for which Mr. Zell serves as trustee).


605218.1
                                       38

-------------------------------------------------------------------------------

Item 13. Certain Relationships and Related Transactions

-------------------------------------------------------------------------------



Pursuant to an oral agreement with Peregrine, costs for certain general administrative services, including executive services (including the services of Mr. Morrow), accounting services, treasury services, financial reporting and internal bookkeeping services, shareholder relations, and directors and officers insurance were shared with Peregrine. The shared costs were allocated to the Trust and Peregrine based upon their respective asset values (real property and notes receivable), subject to annual negotiation. Pursuant to this agreement, approximately $435,000 and $258,000 was paid or accrued as a payable to Peregrine in 1995 and 1996, respectively. As of December 31, 1996, the Trust owed Peregrine approximately $31,000 pursuant to the cost sharing agreement. The agreement was terminated on January 7, 1997.


605218.1
                                       39

-------------------------------------------------------------------------------

                                     PART IV

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K

-------------------------------------------------------------------------------



(a) (1)    Financial Statements                                               Page
-------    --------------------                                               ----
           Included in Part II of this report:

           Reports of Independent Accountants                                    15

           Consolidated Balance Sheets at December 31, 1996 and 1995             16

           Consolidated Statements of Operations, Years Ended December 31,
                    1996, 1995 and 1994                                          17

           Consolidated Statements of Changes in Shareholders' Equity,
                    Years Ended December 31, 1996, 1995 and 1994                 18

           Consolidated Statements of Cash Flows, Years Ended
                    December 31, 1996, 1995 and 1994                             19

           Notes to Consolidated Financial Statements                         20-32

(a) (2)    Consolidated Financial Statement Schedules and Exhibits
-------    -------------------------------------------------------
           Schedule III - Real Estate and Accumulated Depreciation            41-43

           Schedule IV - Mortgage Loans on Real Estate                        44-45

The statements and schedules referred to above should be read in conjunction with the consolidated financial statements and notes thereto included in Part II of this Form 10-K. Schedules not included in this section have been omitted because they are not applicable or because the required information is shown in the consolidated financial statements or notes thereto.

(a) (3)    List of Exhibits

(a) (4)    Report on Form 8-K

The Trust filed no reports on Form 8-K during the quarter ended December 31, 1996.



605218.1
                                       40


------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA REAL ESTATE INVESTMENT TRUST AND SUBSIDIARY
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
DECEMBER 31, 1996          Page 1 Part A
------------------------------------------------------------------------------------------------------------------------------


                 Column A                           Column B               Column C                      Column D
-------------------------------------------       -------------     -----------------------    -------------------------------
                                                                                                   Cost Capitalization and
                                                                                                    Writedowns Subsequent
                                                                    .Initial Cost to Trust.    ........to Acquisition.........
                                                                                  Buildings,
                                                                                 Improvements
                                                                                and Personal
                     Description                   Encumbrances         Land      Property      Improvements     Carrying Cost
                     -----------                   ------------         ----      --------      ------------     -------------

SHOPPING CENTERS:

     Fulton Square, Sacramento, California       $         -           Leased     3,536,000    (2,321,000)          None
     Totem Square, Kirkland, Washington              4,283,000      3,175,000     5,793,000    (1,598,000)          None



Total shopping centers                               4,283,000      3,175,000     9,329,000    (3,919,000)




Total Investment in Real Estate                  $   4,283,000      3,175,000     9,329,000    (3,919,000)




605218.1
                                       41


-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA REAL ESTATE INVESTMENT TRUST AND SUBSIDIARY
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
DECEMBER 31, 1996          Page 1 Part B
-----------------------------------------------------------------------------------------------------------------------


               Column A                  Column E                                         Column F       Column G
               --------                  -----------------------------------------------  --------       --------

                                                Gross Amount at Which
                                         .....Carried at Close of Period.....


                                                                    Valuation
                                                       Building and   Write               Accumulated     Date of
               Description                   Land      Improvements  Down(2)   Total(1)   Depreciation  Construction
               -----------                   ----      ------------  -------   --------   ------------  ------------

SHOPPING CENTERS:

  Fulton Square, Sacramento, California  $    Leased    1,215,000         0    1,215,000             0       1980
  Totem Square, Kirkland, Washington       3,175,000    4,195,000         0    7,370,000             0       1981
                                         -----------    ---------    ------    ---------    ----------

Total shopping centers                     3,175,000    5,410,000         -    8,585,000             -
                                         -----------    ---------    ------    ---------    ----------


               Column A                    Column H    Column I
               --------                    --------    --------



                                                    Life on Which
                                                   Depreciation in
                                                    Latest Income
                                             Date    Statement is
               Description                 Acquired    Computed
               -----------                 --------    --------

SHOPPING CENTERS:

  Fulton Square, Sacramento, California       5/91        N/A
  Totem Square, Kirkland, Washington         11/90        N/A


Total shopping centers




(1)  Represents total cost of assets after valuation allowance.

(2) The Trust establishes allowances for possible investment losses which represent the excess of the carrying value of individual properties over their appraised or estimated fair value less costs to sell. Adverse economic factors, particularly overbuilt real estate markets resulting in declining lease renewal rates, were the primary causes of valuation allowances.

605218.1
                                       42

-------------------------------------------------------------------------------

CALIFORNIA REAL ESTATE INVESTMENT TRUST AND SUBSIDIARY
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
-------------------------------------------------------------------------------


Reconciliation of total real estate carrying values for the three years ended December 31, 1996, 1995 and 1994 are as follows:

                                                       1996            1995              1994
                                                  --------------   -------------    -------------

ASSET RECONCILIATION:
     Balance, beginning of year                   $   19,992,000      20,620,000       25,787,000

     Additions:
       Improvements                                      146,000         407,000          106,000
       Valuation losses on properties sold             2,380,000               -        2,880,000
       Valuation losses on property foreclosed         2,970,000
     Deductions:
       Accumulated Depreciation applied to
       property held for sale                         (1,264,000)
       Cost of property sold/disposed                 (7,420,000)              -      (8,084,000)
       Cost of property surrendered in
       foreclosure                                    (6,476,000)              -                -
       Valuation losses                               (1,743,000)     (1,035,000)         (69,000)
                                                   -------------     -----------     ------------

     Balance, end of year                         $    8,585,000      19,992,000       20,620,000
                                                   =============     ===========     ============


ACCUMULATED DEPRECIATION
RECONCILIATION:
     Balance, beginning of year                   $    2,777,000       2,229,000        2,520,000

     Additions:
       Depreciation                                            0         548,000          593,000

     Deductions:
       Depreciation applied to assets held for
       sale                                           (1,264,000)
       Accumulated depreciation on real estate
       sold                                           (1,188,000)              -         (884,000)
       Accumulated depreciation on property
       surrendered in foreclosure                       (325,000)              -                -
                                                   -------------     -----------     ------------


     Balance, end of year                                     $0       2,777,000        2,229,000
                                                   =============     ===========     ============




605218.1
                                       43


-----------------------------------------------------------------------------------------------

  CALIFORNIA REAL ESTATE INVESTMENT TRUST AND SUBSIDIARY
  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE (Notes Receivable Collateralized by Deeds of Trust) DECEMBER 31, 1996

-----------------------------------------------------------------------------------------------


             Column A                 Column B      Column C               Column D
---------------------------------   ----------    -----------   -----------------------------




                                                     Final
                                     Interest      Maturity
           Description                 Rate          Date          Periodic Payment Terms
---------------------------------   ----------    -----------   -----------------------------

  FIRST DEEDS OF TRUST

     Retail Building, Tempe          9.50%           2012       Monthly principal and interest
       Arizona                                                       payments of $9,249

  SECOND DEEDS OF TRUST
     Office/retail complex,          7.63%           2014       50% of excess cash  flows
       Fountain Valley,                                              applied to interest and
       California                                                    then principal


     Commercial Building, Tempe      8%              2000          Monthly 4% interest only
       Arizona                                                    payments







             Column A                 Column E        Column F                Column G                   Column H
---------------------------------   -------------   ------------   ------------------------------   ------------------

                                                                                                         Principal
                                                                                      Carrying           Amount of
                                                        Face        Valuation Write   Amount of       Loans Subject to
                                                      Amount of        Downs and        Notes            Delinquent
                                                        Notes       Deferred Gains   Receivable         Principal or
           Description               Prior Liens     Receivable          (2)             (1)              Interest
---------------------------------   -------------   ------------   ---------------- -------------   ------------------

  FIRST DEEDS OF TRUST

     Retail Building, Tempe                  N/A        889,000                          889,000             None
       Arizona

  SECOND DEEDS OF TRUST
     Office/retail complex,            6,623,000      6,454,000          5,888,000       566,000             None
       Fountain Valley,
       California


     Commercial Building, Tempe          913,000        360,000            239,000       121,000             None
       Arizona

                                     -----------------------------------------------------------
                                      $7,536,000     $7,703,000        $6,127,0000    $1,576,000
                                     ===========================================================



(1) Represents carrying amount of notes after valuation allowance and deferred gains.

(2) The Trust establishes allowances for possible investment losses which represent the excess of the face amount of the note ver the appraised or estimated fair value less costs to sell of the note. In addition, deferred gains have been recorded against notes receivable when required under SFAS 66 (Note 1). Such write downs in no way limit the obligation of the borrower to comply with the terms of the note.

605218.1
                                       44

-------------------------------------------------------------------------------

  CALIFORNIA REAL ESTATE INVESTMENT TRUST AND SUBSIDIARY
  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
-------------------------------------------------------------------------------



A summary of activity for notes receivable collateralized by deeds of trust for the years ended December 31, 1996, 1995 and 1994 are as follows:


                                                             1996               1995              1994
                                                         -------------      ------------      ----------


  Balance, beginning of year                             $  10,502,000        13,532,000      14,036,000

     Additions:
       New loans                                                     -                 -         175,000
       Deferred interest added to principal
         balance                                                     -                 -
       Recognition of deferred gain                          2,084,000            66,000          12,000
       Valuation losses on Notes receivable
         collected                                             940,000

     Deductions:
       Collections from notes receivable                   (11,950,000)         (850,000)       (346,000)
       Deferred gain on notes receivable                             -                 -               -
       Write off of notes receivable                                 -                 -        (345,000)
       Valuation losses on notes receivable                          -        (2,246,000)              -
                                                         -------------      ------------      ----------

     Balance, end of year                                $   1,576,000        10,502,000      13,532,000
                                                         =============      ============      ==========



605218.1
                                       45

                                   SIGNATURES


Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


April 15, 1997                        /s/ Frank A. Morrow
-------------------                   -----------------------------
Date                                  Frank A. Morrow
                                      Chairman of the Board

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

April 15, 1997                        /s/ Frank A. Morrow
-------------------                   -----------------------------
Date                                  Frank A. Morrow
                                      Chairman of the Board

April 15, 1997                        /s/ Juliana Bancroft
-------------------                   -----------------------------
Date                                  Juliana Bancroft
                                      Trustee

April 15, 1997                        /s/ Arnold E. Brown
-------------------                   -----------------------------
Date                                  Arnold E. Brown
                                      Trustee

April 15, 1997                        /s/Elliot G. Steinberg
-------------------                   -----------------------------
Date                                  Elliot G. Steinberg
                                      Trustee

April 15, 1997                        /s/ Martin L. Edelman
-------------------                   -----------------------------
Date                                  Martin L. Edelman
                                      Trustee

April 15, 1997                        /s/ Gary R. Garrabrant
-------------------                   -----------------------------
Date                                  Gary R. Garrabrant
                                      Trustee

April 15, 1997                        /s/ John R. Klopp
-------------------                   -----------------------------
Date                                  John R. Klopp
                                      Trustee

605218.1
                                       46

      As filed with the Securities and Exchange Commission on June 2, 1997

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K/A

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     [Fee Required]
     For the fiscal year ended December 31, 1996

[X] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     [No Fee Required]
     For the Transition period from -----------------------------

Commission File Number 1-8063

                     California Real Estate Investment Trust
             (Exact Name of Registrant as Specified in its Charter)

            California                                          94-6181186
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                            Identification No.)

  131 Steuart Street, Suite 200, San Francisco, California          94105
           (Address of principal executive office)               (Zip Code)

  Registrant's telephone number, including area code:          (415) 905-0288
                                                               --------------

           SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                Name of Each Exchange
          Title of Each Class                    on Which Registered
 Common Shares of Beneficial Interest          New York Stock Exchange
 $1.00 par value ("Common Shares")             Pacific Stock Exchange

        SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: None

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to the filing requirements for at least the past 90 days.
                                             Yes X     No __
                                   Sequential Page:    01 of
                                     Exhibit Index:    Page

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

                                                                     [ ]

                                  MARKET VALUE

Based on the closing sales price of $5.125 per share, the aggregate market value of the outstanding Common Shares of Beneficial Interest held by non-affiliates of the Registrant as of March 7, 1997 was $11,160,927.


605218.1

                               OUTSTANDING SHARES

As of March 7, 1997 there were 9,137,335 outstanding Common Shares of Beneficial Interest ("Common Shares"). The Common Shares are listed on the New York and Pacific Stock Exchanges (trading symbol "CT"). Trading is reported in many newspapers as "Cal REPRESENTATIVE" (CUSIP No. 130559107).

605218.1
                                       48

-------------------------------------------------------------------------------

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                          PAGE

-------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------

Item 7.  Management's Discussion and Analysis of Financial Condition and
                Results of Operations                                       1-6

Item 8.  Financial Statements and Supplementary Data                       7-25

-------------------------------------------------------------------------------

PART III

-------------------------------------------------------------------------------

Item 10. Trustees and Executive Officers of the Registrant                26-28
Item 12. Security Ownership of Certain Beneficial Owners and Management      29
Item 13. Certain Relationships and Related Transactions                      30

-------------------------------------------------------------------------------




605218.1

                                     PART II

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

-------------------------------------------------------------------------------

Overview

The Trust has heretofore elected to be taxed as REIT. As long as the Trust qualifies as a REIT, dividends paid to shareholders will be allowed as a deduction for purposes of determining income subject to federal corporate income tax. As a result, as long as the Trust qualifies as a REIT, the Trust will not be subject to federal income tax on the portion of its net income that is distributed to shareholders. However, following consummation of the Investment and the Acquisition, the Trust anticipates that its status as a REIT will terminate and it will become subject to income and franchise taxes on its income to the extent that it cannot offset such income with net operating losses or capital loss carryforwards.

Since November 1990, the Trust has not made new investments in income-producing real property. During this period, the Trust originated new mortgage loans in connection with the disposition of property owned.

The Trust previously developed an expansion strategy to pursue growth opportunities through acquisitions, joint venture arrangements and a possible infusion of new capital. In late 1994 and 1995, after pursuing opportunities to grow and improve the profitability of its real property and mortgage portfolio (including acquiring the hotel assets of Peregrine), the Board of Trustees determined that the Trust should redeploy its current asset portfolio into better performing assets. The Trust pursued the foregoing, and by the end of March 1997, the Trust had sold or disposed of all of its income-producing properties and had invested the proceeds in liquid mortgage-backed securities which satisfy REIT-asset qualification requirements and mortgage loans. As of December 31, 1996, the Trust had $14,115,000 invested in such mortgage-backed securities and $1,576,000 in mortgage loans.

Following is a discussion and analysis on the operations and financial results of 1996 compared with the operations and financial results of 1995 and 1994. For comparison purposes, it should be noted that the CalREIT property portfolio underwent a significant reduction in size between 1994 and 1996. At the beginning of 1994, CalREIT owned a total of six properties, one of which was sold in the latter half of the year. In 1995, CalREIT owned four commercial properties, one hotel and a portfolio of seven mortgage notes. During 1996, the Trust disposed of two of its commercial properties, the hotel and four mortgage notes. As of year end 1996, the Trust's real estate portfolio included two commercial properties and three mortgage notes.

In 1994, Peregrine, the majority shareholder at the time, voted its shares to replace CalREIT's Board of Trustees. The new Board terminated the contracts of CalREIT's then outside advisor and property manager and appointed new management. During 1994, management concentrated on stabilizing property operations and bringing mortgage note payments due the Trust current. A new property management company was selected to oversee operations at the Trust's commercial properties and a hotel management company was engaged to lease the hotel property.

In 1995, the Board of Trustees was expanded to include two independent Trustees. Also in 1995, CalREIT developed and began to implement its strategy to expand the Trust to improve shareholder value. Management began to monetize the Trust's assets to facilitate a growth strategy through a merger or acquisition transaction. As part of this strategy, the Trust's four remaining commercial properties were readied for sale. Leasing, capital and tenant improvement expenditures were approved as they related to their impact on potential sales prices. As of the end of 1995, Redfield Commerce Center was in escrow and the other three commercial properties were listed with real estate brokerage firms.


605218.1
                                        1

In the first quarter of 1996, the sale of Redfield Commerce Center closed and the Trust allowed foreclosure on its hotel because of the property's limited investment potential given the lender's unwillingness to restructure the debt. In the second quarter of 1996, the Bekins Storage Facility was sold. As part of the Trust's disposition activities, a portion of the Trust's portfolio of mortgage notes were packaged for sale and by the end of the third quarter four mortgage notes had been sold. The two remaining commercial properties, Fulton Square and Totem Square, had a total net book value of $8,585,000 at December 31, 1996 with collateralized indebtedness totaling $4,283,000 (50%). The Trust's $7,703,000 mortgage note portfolio of three notes had a net book value of $1,576,000 as of December 31, 1996, the reduction in value due primarily to cumulative write downs in valuation.

Simultaneous with disposition activities throughout 1996, management and a Special Committee appointed by the Board of Trustees continued to explore growth opportunities for the Trust. Potential transactions involving hotels, apartments, mortgage investments, mobile home communities and a variety of other proposals were reviewed and potential merger candidates investigated.

Liquidity and Capital Resources

The Trust's primary liquidity and capital resources include its cash, marketable securities and cash generated from the monetization of assets. The Trust's unrestricted cash totaled $4,698,000 on December 31, 1996, down slightly from $4,778,000 at December 31, 1995. In 1996, the Trust's principal sources of liquidity were from cash on hand, operating income, and from interest and principal payments from investments in liquid mortgage-backed securities. As of December 31, 1996, the Trust had $14,115,000 invested in such marketable securities. No dividends were paid by CalREIT in 1996.

Debt service paid on the Trust's first mortgage notes totaled $496,000 in 1996. The note on Totem Square of $4,256,000 was originally scheduled to mature on April 1, 1996. The Trust received an extension from the lender to May 1, 1997, under the same terms and conditions as the original agreement. Upon the sale of its two remaining commercial properties, which occurred in February and March of 1997, the Trust has retired all first mortgage debt obligations.

The major sources of liquidity for the Trust in 1997 will be its cash on hand as well as interest and principal payments from its investments in real estate securities. In addition, in connection with the Investment, the Trust will obtain between $32 and $34 million in new equity capital to be used in implementing the New Business Plan. See "Item 1 Recent Developments."

The primary demands on the Trust's capital resources in 1997 will be funding the implementation of the New Business Plan. The Trust believes that the Trust has sufficient financial resources to meet the cash requirements contemplated by the plan.

Funds From Operations

The Trust believes that funds from operations ("FFO") is an appropriate measure of performance of a REIT because, among other things, industry analysts have accepted it as an appropriate measure of the performance of REITS. FFO is defined by the National Association of Real Estate Investment Trusts as net income computed in accordance with generally accepted accounting principles before gains and losses on sales of property and from debt restructuring plus depreciation and amortization. In calculating the gain or loss on sales of property, the Trust has included and combined the gain or loss on the sales of real estate assets and mortgage loans secured by real estate assets. Funds Available for Distribution ("FAD") is defined as FFO less capital expenditures funded by operations and loan amortization. The Trust believes that in order to facilitate a clear understanding of the historical operating results of the Trust, FFO and FAD should be examined in conjunction with net income (loss) as presented in this report. FFO and FAD should not be considered as an alternative to net income (loss) as an indication of the Trust's performance or to cash flow as a measure of liquidity.

605218.1
                                        2

FFO (which was computed without adding back amortization of deferred financing costs and depreciation of non-rental real estate assets) and FAD for the years ended December 31, 1996, 1995 and 1994 are summarized as follows:


                Calculation of Funds From Operations and Funds Available for Distribution
                                         (Dollars in thousands)

                                                           1996        1995       1994
                                                           ----        ----       ----
      Net income before gain (loss)
        on foreclosure or sale of investments and
        valuation losses                               $     260     $   437    $    301
      Depreciation and amortization                           64         662         595
                                                       ---------     -------    --------

      Funds From Operations                                  324       1,099         896

      Capital Improvements                                  (146)       (321)       (106)

      Loan principal payments                                (77)       (405)        (94)
                                                       ---------     -------    --------

      Funds Available for Distribution                 $     101     $   373    $    696
                                                       =========     =======    ========

FFO totaled $324,000 in 1996, down 71% from the FFO of $1,099,000 in 1995. FFO in 1995 was up 23% from $896,000 in 1994. The decrease in 1996 was primarily due to a reduction in the number of assets contributing to the Trust's income pool. The increase in FFO in 1995 over 1994 was a result of significant reductions in operating expenses resulting from the sales of properties and the leasing of the hotel to a third party. There were no cash distributions paid to shareholders in either 1995 or 1996 as the Trust continued to build its reserves for a potential expansion transaction; distributions paid to shareholders totaled $890,000 in 1994. FFO is not intended to be a measure of the Trust's ability to pay cash dividends, and FFO as calculated by the Trust may not be comparable with similarly titled information reported by other REITs.

Results of Operations

As of December 31, 1996, 1995, and 1994 overall weighted occupancy levels by class of property were as follows:

         Property Type               1996              1995               1994
         -------------               ----              ----               ----

         Shopping Center              77%                83%               77%
         Hotel                        -                  52%               42%


The weighted average occupancy is calculated by multiplying the occupancy for each property by its square footage and dividing by the square footage in the portfolio.

Revenues

Total revenues were $3,155,000 in 1996, down 11% from $3,535,000 in 1995, which were down 26% from $4,787,000 in 1994. The decrease reported in 1996 was primarily attributable to a decrease in interest revenue as a result of the liquidation of a portion of the Trust's note portfolio and decreased rental revenues. In 1995, there was a $473,000 reduction in hotel revenue compared to the prior year as a result of the terms and conditions of the lease arrangement in place throughout 1995.


Rental revenues at the Trust's commercial properties were $2,019,000 in 1996, down 4% from $2,093,000 in 1995. Rental revenues in 1995 were down 19% from $2,593,000 in 1994. The decrease in rental revenues reported in 1996

605218.1
                                        3
was attributable primarily to the absence of rent collected at Redfield Commerce Center and the Bekins Storage Facility which were sold in the first half of the year. The decrease in rental revenue in 1995 compared to that collected in 1994 was attributable to the absence of $196,000 in rent collected in the prior year at the Imperial Canyon Shopping Center prior to its sale, as well as a decrease of $305,000 in rents collected at Fulton Square Shopping Center and Totem Square.

Because of the disposition of the Trust's hotel property in February 1996, and the change in the status of the hotel from direct management to a lease arrangement, a comparison of 1996, 1995 and 1994 revenues generated by this property is not relevant. No revenues were generated to the Trust by the hotel in 1996. The revenues generated in 1996 are comprised of lease revenues net of any bad debt from CapStar, the hotel management company which leased the Casa Grande Motor Inn. Despite improvements in operations and the implementation of a lease arrangement financially favorable to the Trust, in 1994 the hotel was unable to generate sufficient revenue to cover its debt service requirements. The Trust suspended debt payments in 1995 and after a refusal by the lender to restructure debt terms, CalREIT allowed the property to be foreclosed upon in the first quarter of 1996.

Revenues from interest were $1,136,000 in 1996, down 19% from $1,396,000 in 1995. The decrease was the result of a lower amount of interest received due to the sale of certain mortgage notes offset by an increase in interest earned on cash accounts and marketable securities. Revenues from interest in 1995 were down 17% from 1994 revenues from interest of $1,675,000. In 1994, the Trust recognized an additional $735,000 in interest income on one of its mortgage notes. In September 1994, this note was modified and $491,000 of accrued interest, the recognition of which had been deferred, was paid in consideration for releasing an asset from the pool of properties collateralizing the note. This event was the primary cause of the decrease of interest income in 1995 from 1994.

Expenses

Total  expenses  were  $2,895,000 in 1996,  down 7% from  $3,098,000 in 1995. In
1995, total expenses were down 31% from total expenses of $4,486,000 in 1994. The reduction in expenses in 1996 was primarily the result of the downsizing of the Trust's portfolio which reduced depreciation, interest expense and associated property operating expenses. The reduction in expenses by $1,388,000 in 1995 over those of 1994 resulted from reduced interest expense and hotel and commercial property operating expenses caused by the downsizing of the Trust's portfolio and the lease agreement with the hotel management company. As noted above, due to the disposition of the hotel property and the change in the management of hotel operations in 1994, a direct comparison of 1996, 1995 and 1994 results is not relevant. In 1996, the hotel, as a function of the operating lease agreement generated no income or expense to the Trust. In 1995, hotel operating expenses decreased $763,000 from 1994, attributable to the leasing of the property to a third-party hotel management company in mid-year.

Interest expense was $547,000 in 1996, down 33% from $815,000 in 1995, which was down 22% from $1,044,000 in 1994. The decrease in 1996 reflected the disposition of the hotel property. The decrease in interest expense in 1995 over that of 1994 reflected the sale of the Imperial Canyon Shopping Center and the payoff of the note on the Fulton Square Shopping Center.

The 1996 non-cash depreciation charge was $64,000, a decrease of 90% from $662,000 in 1995. Depreciation charges increased 11% in 1995 compared to the depreciation charge of $595,000 in 1994. The decrease in 1996 reflected the sale of Redfield Commerce Center, the Bekins Storage Facility and the disposition of the hotel property. In addition, the Trust's two remaining properties were not depreciated in 1996 because they were being held for sale. The slight increase in 1995 over that of 1994 resulted from amortization of certain property specific expenses.

General and administrative expenses were $1,503,000 in 1996, up significantly from $933,000 in 1995. General and administrative expenses in 1995 were up 15% from the $813,000 reported in 1994. While the Trust was able to lower a number of office expenses, a net increase in general and administrative costs occurred in 1996 due primarily to an accelerated investigation of potential merger or acquisition candidates plus due diligence costs related to the expansion


605218.1
                                        4
transaction which had not been incurred in the prior year. Throughout 1996, CalREIT continued to be negatively impacted by its small size with respect to general and administrative expenses. As a result of certain fixed costs required to operate a public company, a disproportionate amount of funds was spent on overhead expenses and administration of the Trust. A potential benefit to an expansion of the Trust is expected to be a reduction in the percentage of revenues required to support overhead and administrative activities. The increase in general and administrative costs in 1995 over those of 1994 was primarily due to legal and accounting costs which had not been incurred in the prior year, plus expansion transaction development costs.

Net Loss

The net loss for the Trust in 1996 was $414,000, a substantial decrease over the net loss of $2,778,000 reported in 1995. This improvement was primarily the result of sales proceeds received by the Trust from property and mortgage note dispositions offset by valuation losses discussed further below. Net loss in 1995 was up significantly from a net loss of $36,000 reported in 1994. The increase in net loss in 1995 compared to 1994 was due primarily to a substantial difference in valuation losses charged in 1995 as compared to those charged in 1994.

Operating  income was $260,000 in 1996,  down 41% from $437,000 in 1995. In 1995 operating income was up 45% from $301,000 in 1994. The $177,000 decline in operating income in 1996 was primarily the result of an increase in Trust operating expenses during the year offset by a reduction in depreciation charges. Operating income in 1995 was $136,000 greater than that reported in 1994, primarily because of lower interest expense and reduced hotel operating expenses.

Net Gain or Loss on Foreclosure or Sale of Investments

Income before valuation losses to the Trust was $1,329,000 in 1996 as compared to $503,000 in 1995 and $83,000 in 1994. The net gain recognized from the sale of the Redfield Commerce Center in the first quarter of 1996 was $299,000. There was no gain or loss upon the foreclosure of the Casa Grande Motor Inn in the first quarter of 1996 as the net book value of the property was equal to its debt.

During the second quarter of 1996, the Trust incurred a net loss of $164,000 from the sale of the Bekins Storage Facility. Also during the second quarter of 1996, the Trust sold two of its seven mortgage notes. A gain of $430,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a first deed of trust on an office/commercial building in Phoenix, Arizona; and a gain of $30,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a second deed of trust on a commercial building in Pacheco, California. During the third quarter of 1996, the Trust sold two more mortgage notes. A gain of $115,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a first deed of trust on an office building in Scottsdale, Arizona; and a gain of $357,000 was recognized upon the sale of the Trust's mortgage note which was collateralized by a second deed of trust on an office/industrial building in Sunnyvale, California.

In 1995, the Trust recognized a deferred gain from the partial principal payment received on one of its mortgage notes. During the first five months of 1994, the Trust's hotel property experienced an average operating loss after debt service of $107,000 per month. With the execution of a lease with CapStar in 1994, the hotel management company, this amount was reduced to approximately $8,600 per month, the difference between the monthly lease payment of $20,000 and the property's monthly debt service requirement of $28,600. The lease with CapStar was renegotiated in June 1995, reducing the monthly lease payments from $20,000 to approximately $9,000; therefore, increasing the loss recorded by the Trust. In 1994 the Trust experienced a gain of $114,000 on the sale of one property and the recognition of a deferred gain from the partial principal payment on one of its mortgage notes. This was offset by a $344,000 loss from the release of and default on two of the Trust's mortgage notes held at that time.



605218.1
                                        5

Valuation Losses

For the year ended December 31, 1996, the Trust reported total valuation losses of $1,743,000. By year end, the Trust had reduced the book value of the Fulton Square Shopping Center to $1,215,000 and the book value of Totem Square to $7,370,000. Since these properties were no longer being held for investment, but rather for sale, their book value was reduced to more accurately reflect the then current market value of the assets. The decline in Fulton Square Shopping Center's value was the result of the Trust's relatively short lease term on the land underlying the center, the physical condition of the property and changed market conditions in the Sacramento area. Disposition efforts on behalf of Totem Square also indicated the need to reduce this property's book value as it was no longer being held for investment purposes but actively marketed for sale. Both properties were sold in the first quarter of 1997.

In 1995, valuation losses of $3,281,000 resulted from the write down in value of two commercial properties and five mortgage notes. In 1994, valuation losses of $119,000 resulted from the write down of value on two commercial properties. In 1996, 1995 and 1994 there were no extraordinary items.

Significant Changes in the Economic Environment

Changing interest rates are not expected to have a significant effect on the Trust's operations in 1997 as most of the Trust's assets had been monetized by year end. Should the Trust desire to undertake debt obligations or to raise equity capital in the future, an increase in interest rates would make either debt or equity capital more costly.

605218.1
                                        6

-------------------------------------------------------------------------------

Item 8. Financial Statements and Supplementary Data

-------------------------------------------------------------------------------

Index                                                                      Page

-------------------------------------------------------------------------------

Consolidated Financial Statements

    Report of Independent Accountants                                         8

    Consolidated Balance Sheets                                               9

    Consolidated Statements of Operations                                    10

    Consolidated Statements of Changes in Shareholders' Equity               11

    Consolidated Statements of Cash Flows                                    12

    Notes to Consolidated Financial Statements                            13-25







605218.1
                                        7

Coopers                                  Coopers & Lybrand L.L.P.
& Lybrand

                                         a professional services firm


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of California
Real Estate Investment Trust:

We have audited the accompanying consolidated balance sheets of California Real Estate Investment Trust and Subsidiary (the "Trust") as of December 31, 1996 and 1995, and the related consolidated statements of operations, cash flows, and changes in shareholders' equity for each of the three years in the period ended December 31, 1996. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules as listed in the accompanying index. These financial statements and financial statement schedules are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of California Real Estate Investment Trust and Subsidiary as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statements schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



San Francisco, California                     Coopers & Lybrand L.L.P.
February 14, 1997











Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a Swiss limited liability association.

605218.1
                                        8


                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                            CONSOLIDATED BALANCE SHEETS
                                            December 31, 1996 and 1995
                                                    ----------
                                                                         1996              1995
                                                                         ----              ----

                  ASSETS
Investments, Generally Held for Sale:
     Rental properties, less accumulated depreciation of
       $0 and $2,777,000 in 1996 and 1995,
       respectively, and valuation allowances of
       $0 and $6,898,000 in 1996 and 1995,
       respectively                                                  $  8,585,000      $ 17,215,000
     Notes receivable, net of valuation allowances and
       deferred gains of $6,127,000 and $9,151,000 in
       1996 and 1995, respectively                                      1,576,000        10,502,000
     Marketable securities available-for-sale                          14,115,000               -
                                                                       ----------      ------------
                                                                       24,276,000        27,717,000

Cash                                                                    4,698,000         4,778,000
Receivables, net of allowance of $1,001,000 and $700,000
  in 1996 and 1995, respectively                                          707,000           680,000
Other assets, net of valuation allowance of $0 and
  $310,000 in 1996 and 1995 respectively                                  355,000           357,000
                                                                       ----------      ------------

          Total Assets                                               $ 30,036,000      $ 33,532,000
                                                                     ============      ============

           LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Long-term notes payable, collateralized by deeds of trust
       on rental properties                                          $  5,169,000      $  8,335,000
     Accounts payable and accrued expenses                                326,000           209,000
     Other liabilities                                                     70,000            81,000
                                                                     ------------      ------------

          Total Liabilities                                             5,565,000         8,625,000
                                                                     ------------      ------------

Commitments (Note 10)

Shareholders' Equity:
     Shares of beneficial interest, par value $1 a share; unlimited authorization, 9,137,000 and 9,137,000 shares
       outstanding in 1996 and 1995, respectively                       9,137,000         9,137,000
     Additional paid-in capital                                        55,118,000        55,118,000
     Unrealized holding loss on marketable securities                     (22,000)              -
     Accumulated deficit                                              (39,762,000)      (39,348,000)
                                                                     -------------      -----------

          Total Shareholders' Equity                                   24,471,000        24,907,000
                                                                     ------------       -----------

                       Total Liabilities and Shareholders' Equity    $ 30,036,000      $ 33,532,000
                                                                     ============      ============


          See accompanying notes to consolidated financial statements.


605218.1
                                        9


                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                   Years Ended December 31, 1996, 1995 and 1994
                                                    ----------

                                                                       1996                1995                1994
                                                                       ----                ----                ----


Revenues:
     Rent                                                     $   2,019,000     $     2,093,000      $    2,593,000
     Interest                                                     1,136,000           1,396,000           1,675,000
     Hotel                                                               --              46,000             519,000
                                                              -------------     ---------------      --------------
                                                                  3,155,000           3,535,000           4,787,000
                                                              -------------     ---------------      --------------

Expenses:
     Operating expenses                                             685,000             584,000           1,011,000
     Hotel operating expenses                                            --               8,000             771,000
     Property management                                             96,000              96,000             252,000
     Depreciation and amortization                                   64,000             662,000             595,000
     Interest 547,000                                               815,000           1,044,000
     General and administrative                                   1,503,000             933,000             813,000
                                                              -------------     ---------------      --------------
                                                                  2,895,000           3,098,000           4,486,000
                                                              -------------     ---------------      --------------

         Income before gain (loss) on
              foreclosure or sale of investments and
              valuation losses                                      260,000             437,000             301,000

Net gain (loss) on foreclosure or sale of
  investments                                                     1,069,000              66,000           (218,000)
                                                              -------------     ---------------      -------------

              Income before valuation losses                      1,329,000             503,000              83,000

Valuation losses                                                  1,743,000           3,281,000             119,000
                                                              -------------     ---------------      --------------

              Net Loss                                            (414,000)         (2,778,000)            (36,000)
                                                              =============     ===============      ==============

Net loss per share of beneficial interest                     $       (.05)     $        (0.30)      $       (0.00)
                                                              =============     ===============      ==============


          See accompanying notes to consolidated financial statements.


605218.1
                                       10


                                         CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                     AND SUBSIDIARY
                                          CONSOLIDATED STATEMENTS OF CHANGES IN
                                                  SHAREHOLDERS' EQUITY
                                      Years Ended December 31, 1996, 1995 and 1994
                                                       ----------


                                                                                           Unrealized
                                                                                             Holding
                                         Shares of            Additional                     Loss on        Total
                                    Beneficial Interest        Paid-in      Accumulated    Marketable    Shareholders
                                   Number          Amount      Capital        Deficit      Securities       Equity
                                  ---------     ----------    -----------   ------------   -----------   ------------

Balance at January 1, 1994        9,125,000     $9,125,000    $55,106,000   $(35,620,000)   $        -    $28,611,000
Net loss                                  -              -              -        (36,000)                     (36,000)
Proceeds from shares issued          12,000         12,000         12,000               -                      24,000
Distributions                             -              -              -       (914,000)                    (914,000)
                                  ---------     ----------    -----------   ------------                  -----------
Balance at December 31, 1994      9,137,000      9,137,000     55,118,000    (36,570,000)                  27,685,000
                                  ---------     ----------    -----------   ------------                  -----------

Net loss                                  -              -              -     (2,778,000)                  (2,778,000)
                                  ---------     ----------    -----------   ------------                  -----------

Balance at December 31, 1995      9,137,000      9,137,000     55,118,000    (39,348,000)                  24,907,000
                                  ---------     ----------    -----------   ------------                  -----------

Unrealized holding loss on
marketable securities                     -              -              -               -     (22,000)        (22,000)
Net loss                                  -              -              -       (414,000)            -       (414,000)
                                                                            ------------    ----------    -----------

Balance at December 31, 1996      9,137,000     $9,137,000    $55,118,000   $(39,762,000)   $ (22,000)    $24,471,000
                                  =========     ==========    ===========   =============   ==========    ===========



          See accompanying notes to consolidated financial statements.


605218.1
                                       11



                                    CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                AND SUBSIDIARY
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 Years ended December 31, 1996, 1995 and 1994
                                                  ----------

                                                                     1996                1995                1994
                                                                     ----                ----                ----
Cash flows from operating activities:
     Net (loss)                                                $   (414,000)       $ (2,778,000)      $     (36,000)
                                                               ------------        ------------       -------------
Adjustments to reconcile net (loss) to net
  cash provided by operating activities:
  Depreciation and amortization                                      64,000             662,000             595,000
  (Gain) loss on foreclosure or sale of
    investments                                                  (1,069,000)            (66,000)            218,000
  Valuation losses                                                1,743,000           3,281,000             119,000
  Changes in assets and liabilities:
         (Increase) decrease in receivables                         (38,000)            294,000             107,000
         (Increase) decrease in other assets                        (61,000)           (282,000)             82,000
         Increase (decrease) in accounts payable
           and accrued expenses                                     226,000             166,000             (45,000)
         Increase (decrease) in other liabilities                    (2,000)             11,000            (106,000)
                                                               ------------        ------------       -------------
           Total adjustments to net (loss)                          863,000           4,066,000             970,000
                                                               ------------        ------------       -------------
           Net cash provided by operating activities                449,000           1,288,000             934,000
                                                               ------------        ------------       -------------
Cash flows from investing activities:
     Payments related to sales of rental properties                      --                  --            (100,000)
     Proceeds from sale of assets                                13,796,000                  --                  --
     Improvements to rental properties                             (146,000)           (321,000)           (106,000)
     Collections on notes receivable                                 35,000             850,000             346,000
     Purchase of marketable securities                          (15,849,000)                 --                  --
     Principal collection of marketable securities                1,712,000                  --                  --
     Increase in notes receivable                                        --                  --            (175,000)
                                                               ------------        ------------       -------------
         Net cash (used in) provided by investing activities       (452,000)            529,000             (35,000)
                                                               ------------        ------------       -------------
Cash flows from financing activities:
     Principal payments on long-term notes payable                  (77,000)           (405,000)            (94,000)
     Distributions paid                                                  --                  --            (890,000)
                                                               ------------        ------------       -------------
           Net cash used in financing activities                    (77,000)           (405,000)           (984,000)
                                                               -------------       ------------       -------------
           Net (decrease) increase in cash                          (80,000)          1,412,000             (85,000)
Cash, beginning of year                                           4,778,000           3,366,000           3,451,000
                                                               ------------        ------------       -------------
Cash, end of year                                              $  4,698,000        $  4,778,000       $   3,366,000
                                                               ============        ============       =============




          See accompanying notes to consolidated financial statements.

605218.1
                                       12

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies:

                                  Organization

     California Real Estate Investment Trust (the "Trust" or "CalREIT") was organized under the laws of the State of California pursuant to a Declaration of Trust dated September 15, 1966.

     The Trust became a partner of Totem Square, L. P. ("Totem"), a Washington Limited Partnership in which the Trust owns a 59% interest, on November 30, 1990. The Trust also formed CalREIT Totem Square, Inc. ("Cal-CORP") to act as general partner of Totem. Cal-CORP has a 1% interest in Totem, and Totem Square Associates, an unrelated party, has the remaining 40%.

     In 1994, the Trust operated as a subsidiary of The Peregrine Real Estate Trust ("Peregrine"), which then held 76% of the Trust's outstanding Shares of Beneficial Interest. In April 1994, Peregrine replaced the CalREIT Board of Trustees with a slate of its own Trustees. In 1995, the Board was expanded from three to five Trustees, two of whom were independent. In 1996, the Board of Trustees was comprised of two independent Trustees, one Trustee who concurrently served on the Board of Trustees of Peregrine, a former officer of the Trust, and the then Chief Executive Officer of the Trust.

     On January 3, 1997, Peregrine sold its entire 76%-ownership interest in the Trust to CalREIT Investors Limited Partnership, an entity controlled by Samuel Zell. Simultaneous with the closing of this Transaction, the Board of Trustees was expanded to seven members; one Trustee, who also served on the Peregrine Board of Trustees, resigned; and three additional Trustees, nominated by CRIL, were appointed to the Board.

     At the end of 1996, the Trust owned two commercial properties, Fulton Square Shopping Center and Totem Square located in Sacramento, California and Kirkland, Washington, respectively. The Trust also owned a mortgage note portfolio of three notes encompassing approximately $7.7 million in loans, with an aggregate book value of approximately $1.6 million. These loans bear interest at an overall effective rate of approximately 8%. They are collateralized by mortgages on real property. Most of the investments in the three loans were originated by the Trust in connection with the disposition of Trust properties prior to 1996. Additionally, at December 31, 1996, the Trust had approximately $14 million invested in liquid mortgage-backed securities.



605218.1
                                       13

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                           Principles of Consolidation

     For 1996, 1995 and 1994, the consolidated financial statements include the accounts of the Trust, Cal-CORP and Totem.

                                Rental Properties

     At December 31, 1996 and 1995, rental properties are carried at cost, net of accumulated depreciation and less a valuation allowance for possible investment losses. The Trust's valuation allowance for possible investment losses represents the excess of the carrying value of individual properties over their appraised or estimated fair value less estimated selling costs. At December 31, 1996 all rental properties are classified as held for sale and valued at net estimated sales price.

     The additions to the valuation allowance for possible investment losses are recorded after consideration of various external factors, particularly overbuilding in real estate markets which has a negative impact on achievable rental rates. A gain or loss will be recorded to the extent that the amounts ultimately realized from property sales differ from those currently estimated. In the event economic conditions for real estate continue to decline, additional valuation losses may be recognized in the near term.

     When applicable, the allowance for depreciation and amortization has been calculated under the straight-line method, based upon the estimated useful lives of the properties which lives range from 30 to 40 years. Expenditures for maintenance, repairs and improvements which do not materially prolong the normal useful life of an asset are charged to operations as incurred.

     Real estate acquired by cancellation of indebtedness or foreclosure is recorded at fair market value at the date of acquisition but not in excess of the unpaid balance of the related loan plus costs of securing title to and possession of the property.

                                  Other Assets

     The Trust amortizes leasing commissions on a straight-line basis over the lives of the leases to which they relate. Financing costs are amortized over the lives of the loans or other financial instruments to which they relate.





605218.1
                                       14

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                                  Income Taxes

     The Trust has elected to be taxed as a real estate investment trust and as such, is not taxed on that portion of its taxable income which is distributed to shareholders, provided that at least 95% of its real estate trust taxable income is distributed and that the Trust meets certain other REIT requirements. Due to federal and California tax net operating loss carryforwards ("NOLs"), the Trust does not have taxable income for the year ended December 31, 1996. The Trust has federal and California NOLs as of December 31, 1996 of approximately $17,631,000 and $5,194,000, respectively. Such NOLs expire through 2011 for federal and 2001 for California. The Trust also has a federal and California capital loss carryover of approximately $1,567,000 that can be used to offset future capital gain.

     Due to the transaction and the prior year ownership change related to the Peregrine bankruptcy, NOLs are limited for both federal and California to approximately $1,500,000 annually. Any unused portion of such annual limitation can be carried forward to future periods.

                                      Cash

     The Trust invests its cash in demand deposits with banks with strong credit ratings. Bank balances in excess of federally insured amounts totaled $4,301,000 and $4,577,000 as of December 31, 1996 and 1995, respectively.
     The Trust has not experienced any losses on these deposits.

                              Sales of Real Estate

     The Trust complies with the provisions of Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate." Accordingly, the recognition of gains on certain transactions are deferred until such transactions have complied with the criteria for full profit recognition under the Statement. The Trust had deferred gains of $239,000 and $1,103,000 at December 31, 1996 and 1995, respectively.

                           Interest Income Recognition

     The Trust recognizes interest income on notes receivable when it is estimated that the fair value of the collateral related to the note is adequate.



605218.1
                                       15

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                             Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              Impairment of a Loan

     Effective January 1, 1995 CalREIT adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors of Impairment of a Loan," as amended ("SFAS 114"). In accordance with SFAS 114, CalREIT considers loans where it is probable they will be unable to collect all amounts contractually due, as being impaired. Where an impairment is indicated, a valuation writedown is measured based upon the excess of the loan amount over the fair value of the collateral of the loan less costs to sell. Interest income from impaired loans is recognized to the extent cash is received.

                         Impairment of Long-Lived Assets

     In 1995, Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires that companies review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the carrying amount of the asset exceeds its estimated undiscounted net cash flow before interest, the company must recognize an impairment loss equal to the difference between its carrying amount and its current value. After an impairment is recognized, the reduced carrying amount of the asset shall be accounted for as its new cost. For a depreciable asset, the new cost shall be depreciated over the asset's remaining useful life. Long-lived assets to be disposed of shall be reported at the lower of carrying amount or fair value less cost to sell. In 1996, the Trust adopted the provisions of SFAS
     121. Generally, fair values are estimated using undiscounted cash flow, direct capitalization and market comparison analyses.

                               Net Loss Per Share

     Net   loss  per   share  of   beneficial   interest   is  based   upon  the
     weighted-average number of shares of beneficial interest outstanding. Shares of beneficial interest equivalents were anti-dilutive for the three years ended December 31, 1996. The weighted average number of shares of beneficial interest and earnings per share of beneficial interest are as follows:

                                                     1996         1995        1994
                                                     ----         ----        ----

          Weighted average shares of
             beneficial interest                  9,137,335     9,137,335   9,130,961
                                                  =========     =========   =========


         Loss per share of beneficial interest   $    (.05)    $   (0.30)   $  (0.00)


605218.1
                                       16

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Summary of Significant Accounting Policies, continued:

                                Reclassifications

     Certain reclassifications have been made in the presentation of the 1995 and 1994 financial statements to conform to the 1996 presentation.

2.   Related-Party Transactions:

     Until April 14, 1994, administrative services were provided to the Trust by B & B Property Investment, Development and Management Company, Inc. ("B & B"). B & B's compensation consisted of an advisory fee based on the real estate investments and real estate commissions in connection with purchases, sales and leasing of Trust properties as well as a reimbursement of certain expenses incurred in performing services for the Trust. Until April 14, 1994, property management responsibilities of the Trust were assigned to B & B Property Investment, Inc. ("B & B Property"). The compensation for property management services was computed at 5% of the gross receipts of each property managed and each note receivable serviced. Compensation to B & B and B & B Property was $156,000 during 1994. Certain disputes between the Trust, B & B and B & B Property arising from the Trust's termination of B & B's and B & B Property's advisory and management agreements were settled in May 1994 for $60,000. Prior to 1994, the Trust entered into a management agreement with North Main Street Company ("North Main"), a company owned by the President and Chairman of the Board of the Trust's former advisor, B & B, to manage the Trust's hotel. Pursuant to that agreement, the Trust incurred management fees of $16,000 in 1994. The Trust also terminated that agreement with North Main in 1994 and leased the hotel property to an unrelated third party, a professional hotel management company which operated lodging facilities nationwide. No payments were made to B & B or B & B Property in 1995 or 1996.

     The Trust is self-administered. However, during 1996 and 1995 it shared certain personnel and other costs with Peregrine, its majority interest shareholder. The Trust reimbursed Peregrine pursuant to a cost allocation agreement based on each Trust's respective asset values (real property and notes receivable) that was subject to annual negotiation. During 1996 and 1995, reimbursable costs charged to the Trust by Peregrine approximated $258,000 and $435,000, respectively. The 1995 amount was partially offset against $202,000 (net of valuation allowances of $141,000) which was recorded as due from Peregrine at December 31, 1994.


605218.1
                                       17

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

2.   Related-Party Transactions, continued:

     At December 31, 1996 and 1995, the Trust had $31,000 and $45,000, respectively, due to Peregrine pursuant to the cost allocation agreement. The cost allocation agreement between the Trust and Peregrine was terminated on January 7, 1997.

3.   Rental Properties:

     At December 31, 1996 and 1995, the Trust's rental property portfolio at cost included a retail and mixed-use retail property carried at $8,585,000 and $13,018,000 respectively; industrial buildings, carried at $0 and $7,395,000 respectively; and a hotel property carried at $0 and $6,477,000, respectively.

     The Trust's hotel property, with a carrying value of $3,182,000 at December 31, 1995, was returned to the lender through foreclosure proceedings in February 1996. No gain or loss was recorded on the foreclosure of the Casa Grande Motor Inn.

4.   Investment in Marketable Securities:

     At  December  31,  1996  and  1995,  the  Trust  had  $14,115,000  and  $0,
     respectively,   invested  in  mortgage-backed   securities   classified  as
     "available-for-sale."

     Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," ("SFAS 115") issued in May 1993 requires that at the date of acquisition and at each reporting date, debt and equity securities be classified as "held-to-maturity," "trading" or "available for sale." Investments in debt securities in which the Trust has the positive intent and ability to hold to maturity are required to be classified as "held-to-maturity." "Held-to-maturity" securities are required to be stated at cost and adjusted for amortization of premiums and discounts to maturity in the statement of financial position. Investments in debt and equity securities that are not classified as "held-to-maturity" and equity securities that have readily determinable fair values are to be classified as "trading" or "available-for-sale" and are measured at fair value in the statement of financial position. Securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading." Unrealized holding gains and losses for "trading" securities are included in earnings.



605218.1
                                       18

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

4.   Investment in Marketable Securities, continued:

     Investments that are not classified as "held-to-maturity" or "trading" securities are classified as "available-for-sale." Unrealized holding gains and losses for "available-for-sale" securities are excluded from earnings and reported as a separate component of shareholders' equity until realized.

     In  accordance  with  SFAS  115,  the  Trust   determines  the  appropriate
     classification at the time of purchase and Representative-evaluates such designation at each balance sheet date.

     At December 31, 1996, the Trust's "available-for-sale" securities consisted of the following:


                                                               Unrealized       Estimated
                                                     Cost    Gains    Losses   Fair Value
                                                   -------   -----    ------   ----------

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 7.783%, due April 1, 2024       $2,879             ($34)    $ 2,845

     Federal Home Loan Mortgage
       Association, adjustable rate interest
       currently at  7.625%, due June 1, 2024         $967             ($10)      $957

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 7.292%, due April 1, 2025         $732              ($4)      $728

     Federal National Mortgage
        Association, adjustable rate interest
        currently at  6.144%, due May 1, 2026       $3,260              ($5)     $3,255

     Federal National Mortgage
        Association, adjustable rate interest
        currently at 6.116%,  due June 1, 2026      $6,299      $31       -      $6,330
                                                   -------    -----   ------    -------

                                                   $14,137      $31    ($53)    $14,115
                                                   =======    =====   ======    =======

     The maturity dates above are not necessarily indicative of expected maturities as principal is often prepaid on such instruments.



605218.1
                                       19

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

5.   Notes Receivable:

     In order to facilitate sales of real estate, the Trust has accepted partial payment in the form of notes receivable collateralized by deeds of trust. As of December 31, 1996 and 1995, the Trust had long-term notes receivable, collateralized by deeds of trust (before valuation allowances and deferred gains) of $7,703,000 and $19,653,000, respectively. The notes are collateralized by real estate properties in California and Arizona.

     The notes bear interest at rates ranging from 7.63% to 9.5% as of December 31, 1996. For the year ended December 31, 1996, the overall effective rate was approximately 8%.

6.   Valuation Allowances:

     Based on a review of its investments, the Trust has provided for valuation allowances as set forth below. Adverse economic factors, particularly overbuilt real estate markets which caused a decline in lease renewal rates, were the primary causes of these valuation losses. If such adverse economic factors continue, additional valuation loss provisions may be required in the near term.

     As of December 31, 1996, the Trust was in the process of monetizing its assets and accordingly, wrote down such assets to current market value, less estimated selling costs, the accounting treatment required when investments are held for sale.

     Analysis of changes in the allowance for possible losses on real estate investments, notes receivable, and rents and interest receivable for 1996, 1995 and 1994 follow:


605218.1
                                       20

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

6.   Valuation Allowances, continued:


                                                              1996                  1995             1994
                                                              ----                  ----             ----
      Rental Properties

      Allowance for valuation losses on
      rental property investments:
           Beginning balance                               $ 6,898,000          $  5,863,000      $  8,674,000
           Provision for valuation losses                    1,743,000             1,035,000            69,000
           Amounts charged against allowance
            for valuation losses                           ($8,641,000)               --           ($2,880,000)
                                                           -----------          ------------      ------------

            Ending balance                                 $        --          $  6,898,000      $  5,863,000
                                                           ===========          ============      ============

      Notes Receivable

      Allowance for valuation losses and deferred
      gains on notes receivable:
          Beginning balance                                $ 9,151,000          $  7,182,000      $  7,442,000
          Provision for valuation losses                         -                 2,246,000              --
          Deferred gains on notes and other, net                 -                   (66,000)          (12,000)
          Amounts charged against allowance
            for valuation losses                            (3,024,000)             (211,000)         (248,000)
                                                           -----------          ------------      ------------

            Ending balance                                 $ 6,127,000          $  9,151,000      $  7,182,000
                                                           ===========          ============      ============

      Rents and Interest Receivable

      Allowance for bad debt losses on
      rents and interest receivable:
          Beginning balance                                $   700,000          $    323,000      $   233,000
          Provision for losses                                 501,000               873,000          183,000
          Amounts charged against allowance
            for losses                                        (200,000)             (496,000)         (93,000)
                                                           -----------          ------------      -----------

            Ending balance                                 $ 1,001,000          $    700,000      $   323,000
                                                           ===========          ============      ============


     In addition, the Trust had established an allowance for valuation losses on other assets in the amount of $ 0 and $310,000 at December 31, 1996 and 1995, respectively.


605218.1
                                       21

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

7.   Long-Term Notes Payable:

     As of December 31, 1996 and 1995, the Trust had long-term notes payable (Notes) of $5,169,000 and $8,335,000 respectively, most of which were collateralized by deeds of trust on rental properties with an aggregate net book value of $8,585,000 and $11,181,000 at December 31, 1996 and 1995,
     respectively. These Notes are due in installments extending to the year 2014 with interest rates ranging from 8% to 10.75%. At December 31, 1996 none of the Notes were delinquent. At December 31, 1995, $3,089,000 of such Notes, bearing interest at a default rate of 18% and secured by the Casa Grande Motor Inn (which was foreclosed upon in February 1996) were delinquent. As of December 31, 1996, contractually scheduled principal payments during each of the next five years were $4,291,000, $39,000, $43,000, $38,000 and $41,000, respectively, and $718,000 thereafter. The
     Note on the Totem Square Shopping Center of $4,256,000 is due May 1, 1997.

8.   Distributions:

     There were no distributions paid in 1996 or 1995. Cash distributions were made per share of beneficial interest in 1994 and were classified for Federal income tax purposes as follows:

                                         1996         1995          1994
                                         ----         ----          ----
              Ordinary income              - %          - %           - %
              Capital gains income         - %          - %           - %
              Return of capital            - %          - %          100%
                                      -------       ------         -----
                                           - %          - %          100%
                                      =======       ======         =====

       Total distributions per share  $  0.00       $ 0.00        $ 0.10
                                      =======         ====        ======


9.   Stock Option Plans:

     In November of 1995, the Board of Trustees approved two stock option plans (the "Plans"). The Plans provided that if they were not approved by the holders of a majority of the outstanding shares of the Trust within one year after their adoption, they would automatically terminate. The Plans were not approved by the holders of a majority of the outstanding shares of the Trust within one year after their adoption and automatically terminated in November 1996. At December 31, 1996 there were no stock options outstanding.



605218.1
                                       22

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

10.  Statements of Cash Flows Supplemental Information:

     In connection with the sale of property, the Trust entered into various non-cash transactions as follows:


                                                         1996       1995           1994
                                                         ----       ----           ----


       Sales price                                $13,853,000  $      --      $ 4,423,000
       Notes receivable                                 --            --            --
       Notes payable assumed by buyer and
         other liabilities applied to sales
         price                                        (57,000)        --       (4,523,000)
                                                   ----------   --------       ----------

       Cash received (paid)                       $13,796,000$        --      $  (100,000)
                                                   ==========   ========       ==========

       Cost of property sold                      $19,321,000$        --      $ 8,084,000
                                                   ==========   ========        =========


     In 1996, with respect to its hotel property, the Trust allowed foreclosure on a note payable secured by a deed of trust. The amount of $3,089,000 represents the value of the note payable relieved in connection with this foreclosure and is aggregated in the 1996 sales price category above.

     Distributions were made as follows:

                                           1996          1995         1994
                                           ----          ----         ----

        Total distributions            $       --      $     --    $914,000
        Distributions reinvested               --            --     (24,000)
                                       ----------      --------    --------
        Distributions paid in cash     $       --      $     --    $890,000
                                       ==========      ========    ========



     Interest paid on the Trust's outstanding debt for 1996, 1995, and 1994 was $550,000, $730,000 and $1,121,000, respectively.


605218.1
                                       23

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

11.  Commitments:

     During 1995, the Trust entered into a three year, non-cancelable operating lease for office facilities in San Francisco, California. Rent expense under the operating lease was $40,000 in 1996. At December 31, 1996 future minimum lease payments under the lease are $50,000, with $40,000 due in 1997 and $10,000 in 1998.

12.  Fair Value of Financial Instruments:

     Statement of Financial Accounting Standards No. 107 ("SFAS 107") requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Trust.

     The estimated fair value of the Trust's marketable securities is set forth in Note 4. The estimated fair value of the Trust's financial instruments, other than marketable securities, including cash, notes receivable, rents and other receivables and long-term notes payable, at December 31, 1996 and 1995, is approximately the same as their carrying amounts.

13.  Minority Interest:

     The Trust has a 60% ownership interest in Totem, its subsidiary. Totem's net losses have exhausted the minority shareholder's equity interest. On the consolidated statement of operations, no minority interest in the subsidiary's net loss is recorded for 1996, 1995 or 1994. In the event that future income is generated from the subsidiary, the Trust will have first rights to the income to the extent of the minority shareholder's accumulated deficit in the subsidiary.

     Furthermore, the Trust has a note receivable from Totem, which note is eliminated in consolidation, in the amount of $3,336,000. Pursuant to the terms of that note, it is likely that CalREIT will be entitled to all future income from Totem.


605218.1
                                       24

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

14.  Selected Quarterly Financial Data (Unaudited):


                                                                           Quarter Ended
                                                  March 31        June 30          September 30         December 31
                                                  --------        -------          ------------         -----------

1996

          Revenues                             $   871,000    $   780,000           $   771,000       $     733,000

          Gain on fore-
            closure or sale of
            investments, net                   $   299,000    $   297,000           $   517,000       $     (44,000)

          Net income (loss)                    $   440,000    $  (213,000)          $  (514,000)      $    (127,000)

          Net income (loss) per share          $      0.05    $     (0.02)          $     (0.06)      $       (0.02)


1995

          Revenues                             $   879,000    $   836,000           $   942,000       $     878,000

          Gain on fore-
            closure or sale of
            investments, net                   $    66,000    $       -             $       -         $         -

          Net income (loss)                    $   242,000    $    44,000           $  100,000        $  (3,164,000)

          Net income (loss) per share          $      0.03    $      0.00           $     0.01        $       (0.34)

1994

       Revenues                                $ 1,131,000    $   780,000           $1,353,000        $   1,523,000

       Gain (loss) on fore-
         closure or sale of
         investments, net                      $       -      $   114,000           $ (344,000)       $      12,000

       Net income (loss)                       $    (1,000)   $  (328,000)          $   341,000       $    ( 48,000)

       Net income (loss) per share             $     (0.00)   $     (0.04)          $      0.04       $       (0.00)


605218.1
                                       25

                                    PART III


-------------------------------------------------------------------------------

Item 10.          Trustees and Executive Officers

-------------------------------------------------------------------------------

Trustees and Executive Officers

As of March 10, 1997, the Board of Trustees consisted of the seven persons listed below. Messrs. Morrow, Brown, Steinberg and Ms. Bancroft served as Trustees throughout 1996, as did Mr. John McMahan who resigned in January 1997. Messrs. Edelman, Garrabrant and Klopp were added to the Board during the first two months of 1997 following CRIL's acquisition of the 6,959,593 Common Shares from Peregrine. See "Item 1 - Recent Developments."

      Name                  Age       Office

      Frank A. Morrow       57        Trustee and Chairman of the Board
      Gary R. Garrabrant    39        Trustee and Vice Chairman
      John R. Klopp         43        Trustee and Chief Executive Officer
      Juliana Bancroft      48        Trustee and Treasurer
      Elliot G. Steinberg   59        Trustee and Secretary
      Arnold E. Brown       49        Trustee
      Martin L. Edelman     55        Trustee

The principal occupations and affiliations of the current Trustees are as follows:

Frank A. Morrow, Chairman. Frank A. Morrow has been a trustee of the Trust since 1994. Mr. Morrow has been active in the real estate industry for over 25 years. As an independent advisor and business consultant, he has worked for several real estate companies as a turnaround specialist and workout expert. Other assignments have included due diligence investigations, stepping in as senior management in times of crisis, and multi-site real estate portfolio management. Mr. Morrow has had considerable experience in the acquisition, financing, leasing, management and sale of single as well as multiple assets. For a number of years, he served as the Managing Director of Real Estate for Stanford University and as Senior Vice President for the Boise Cascade Urban Development Corporation. Prior to his business career, Mr. Morrow served nine years in the U.S. Navy as an aviator and test pilot. He graduated from the U.S. Naval Academy and in 1971 received an MBA degree from Stanford University.

Juliana Bancroft, Independent Trustee. Juliana Bancroft has been a trustee of the Trust since 1995. Ms. Bancroft is an independent consultant to the hospitality industry. Prior to this she served as a vice president and a regional director with Kimpton Hotel and Restaurant Group headquartered in San Francisco. The Kimpton Group is the largest developer and operator of independent hotels and restaurants on the West Coast. During this period, among other responsibilities, Ms. Bancroft worked as a project manager on seven construction and redevelopment projects. She also has owned and operated her own firm in which she acquired, financed, rehabilitated and sold residential properties in Southern California. She has also been a principal in the investment banking firm of Bancroft, Garcia & Lavell, Inc. which secured more than $2 billion in real estate financing through the tax-exempt bond markets. Ms. Bancroft graduated from the University of Wisconsin with a B.S. degree in 1971 and from the University of Oregon with an M.S. degree in 1975.


605218.1
                                       26

Arnold E. Brown, Trustee. Arnold E. Brown has been a trustee of the Trust since 1994. Mr. Brown has over 20 years experience in real estate finance and investment. He is a Certified Public Accountant and previously served as a partner of the international accounting and consulting firm of Grant Thornton, where he was one of eight members of that firm's U. S. Real Estate Task Force. Since 1983, Mr. Brown has been in the private real estate investment and advisory service. Through his company, Brown Partners Ltd., he has acted as a principal or intermediary in numerous real estate transactions and has advised real estate investment companies on financial restructuring and real estate securities valuation matters. Mr. Brown served as the Chief Financial Officer of CalREIT from April 1994 through 1995. He graduated from the Wharton School of the University of Pennsylvania in 1969 and received an MBA degree from Stanford University in 1971.

Elliot G. Steinberg, Independent Trustee. Elliot G. Steinberg has been a trustee of the Trust since 1995. Mr. Steinberg has been a managing partner since 1994 of Sunrise Creek, a company engaged in real estate development, and a managing partner of W.S. Ventures, a private investment partnership in emerging growth companies for more than the past five years. Mr. Steinberg has also served as corporate vice president and general counsel to Itel Corporation and was a founder and senior partner of the San Francisco law firm of Flynn & Steinberg specializing in real estate, banking, taxation and business planning. He was an editor of the Journal of Taxation of Investments and is the co-author of several books. Mr. Steinberg received his undergraduate degree at the University of California Berkeley in 1961, attended the London School of Economics through 1961, and in 1964 received his JD degree from the Boalt Hall School of Law at the University of California at Berkeley. Mr. Steinberg serves on the Boards of Directors of BioFactors, Inc., Ganson Ltd. and Cege Co. Ltd. He was formerly a director of Kimco Hotel Management Company.

Martin L. Edelman, Trustee. Martin L. Edelman has been a trustee of the Trust since February 4, 1997. Mr. Edelman has been a director of Chartwell Leisure Inc., a publicly traded owner and operator of hotel properties ("Chartwell"), since November 1994 and has been president of Chartwell since January 1997. He has also been a director of HFS Incorporated and a member of that corporation's executive committee since November 1993. Mr. Edelman has been of counsel to Battle Fowler LLP, a New York City law firm, since January 1994 and was a partner with that firm from 1972 through 1993. Mr. Edelman also serves as a director of Presidio Capital Corp. and G. Soros Realty, Inc.

Gary R. Garrabrant, Trustee. Gary R. Garrabrant has been a trustee of the Trust since January 2, 1997 and vice chairman of the Trust since February 1997. After the Acquisition, Mr. Garrabrant will resign as vice chairman of the Trust. Mr. Garrabrant has been a senior vice president of EGI, an owner, manager and financier of real estate and corporations since January 1996 and managing partner of EGI Capital Markets, L.L.C. since September 1996. Prior to joining EGI, he was a director of Sentinel Securities Corporation where he established a real estate securities investment management operation. In 1994, Mr. Garrabrant co-founded Genesis Realty Capital Management, a money management firm exclusively focused on the equity and debt securities of public real estate companies. From 1989 to 1994, he was responsible for equity private placements and asset sales in the real estate investment banking division of The Bankers Trust Company. From 1981 to 1989 he was associated with Chemical Bank. He is a director of Meritage Hospitality Group Inc.

John R. Klopp, Trustee. John R. Klopp has been a trustee of the Trust since January 2, 1997 and chief executive officer of the Trust since February 1997. After the Acquisition, Mr. Klopp will also serve as vice chairman of the Trust. Mr. Klopp is a founder and has been a Managing Partner of Victor Capital since 1989. Mr. Klopp was a managing director and co-head of Chemical Realty Corporation from 1982 until 1989. From 1978 to 1982, Mr. Klopp held various positions with Chemical Bank's Real Estate Division where he was responsible for originating, underwriting and monitoring a portfolio of construction and permanent loans. He is a director of Metropolis Realty Trust, Inc., a Manhattan office REIT.


605218.1
                                       27

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Trust during 1996 and written representation from certain of the trustees and from the Former Parent that no Form is required to be filed, the Trust believes that no trustee, officer or beneficial owner of more than 10% of its Common Shares failed to file on a timely basis reports required pursuant to
Section 16(a) of the Exchange Act with respect to 1996 or any prior fiscal year. However, John McMahan, a former trustee of the Trust, filed a Form 4 report for January 1997 on or about March 12, 1997 (30 days after the due date). The late Form 4 report related to four transactions. Mr. McMahan paid the profit from the transactions to the Trust on February 9, 1997.



605218.1
                                       28

-------------------------------------------------------------------------------

Item 12. Security Ownership of Certain Beneficial Owners and Management

-------------------------------------------------------------------------------

Listed below are those shareholders known to the Trust as of March 20, 1997 to be the beneficial owner or the member of a group which is the beneficial owner of more than five percent of the Trust's shares of beneficial interest (9,137,335 total). As of March 20, 1997, no Trustee owned Shares of Beneficial Interest.

                           Name and Address                            Amount and Nature                    Percent
Title of Class             of Beneficial Owner                         of Beneficial Ownership             of Class

Shares of                  CalREIT Investors Limited Partnership (1)
   Beneficial Interest     c/o Equity Group Investments, Inc.
                           Two North Riverside Plaza                             6,959,593                 76.2%
                           Chicago, Illinois  60606


(1) The sole general partner of CalREIT Investors Limited Partnership is Zell General Partnership, Inc., the sole director and stockholder of which is, respectively, Samuel Zell and the Samuel Zell Revocable Trust (for which Mr. Zell serves as trustee).


605218.1
                                       29

-------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


May 30, 1997                         /s/ Frank A. Morrow
-------------------------            ------------------------------
Date                                 Frank A. Morrow
                                     Chairman of the Board



605218.1
                                       30

                                                                        ANNEX G

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-Q

(Mark One)

[ X ]    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
         OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 1997

                                       OR

[   ]    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
         OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________

Commission File Number:                                                1-8063

                     California Real Estate Investment Trust
             (Exact name of registrant as specified in its charter)

          California                                     94-6181186
(State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                      Identification No.)

131 Steuart Street, Suite 200, San Francisco, CA           94105
(Address of principal executive offices)                 (Zip Code)

                                 (415) 905-0288
              (Registrant's telephone number, including area code)

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [ X ]         No [    ]



                      APPLICABLE ONLY TO CORPORATE ISSUERS:

     Indicate the number of shares outstanding of each of the issuer's classes of common stock as of the close of the latest practical date.

             Class                             Outstanding at March 31, 1997
------------------------------------           -----------------------------
Common Shares of Beneficial Interest
$1.00 par value ("Common Shares")                         9,137,335

605218.1

-------------------------------------------------------------------------------

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

-------------------------------------------------------------------------------

INDEX                                                                    PAGE

Part I.   Financial Information

          Item 1:  Financial Statements

                   Consolidated Balance Sheets -
                       March 31, 1997 and December 31, 1996                1

                   Consolidated Statements of Operations -
                       For the Three Months Ended
                       March 31, 1997 and 1996                             2

                   Consolidated Statements of Cash Flows -
                       For the Three Months Ended
                       March 31, 1997 and 1996                             3

                   Notes to Consolidated Financial Statements              4

          Item 2:  Management's Discussion and Analysis of
                       Financial Condition and Results of Operations      10


Part II.  Other Information

          Item 1:  Legal Proceedings                                      15

          Item 2:  Changes in Securities                                  15

          Item 3:  Defaults Upon Senior Securities                        15

          Item 4:  Submission of Matters to a Vote of Security Holders    15

          Item 5:  Other Information                                      15

          Item 6:  Exhibits and Reports on Form 8-K                       15

605218.1

                          PART I. FINANCIAL INFORMATION

-------------------------------------------------------------------------------

Item 1.  Financial Statements

-------------------------------------------------------------------------------

                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                            Consolidated Balance Sheets

                                                                          December 31,        March 31,
                                                                              1996              1997
                                                                            (Audited)        (Unaudited)

                           ASSETS

Investments, Generally Held for Sale:
     Rental properties                                                    $         --      $  8,585,000
     Notes receivable, net of valuation allowances and deferred gains of $6,127,000 at March 31, 1997 and
         December 31, 1996                                                   2,658,000         1,576,000
     Marketable securities available for sale                               13,141.000        14,115,000
                                                                          ------------      ------------
                                                                            15,799,000        24,276,000

Cash                                                                         8,330,000         4,698,000
Receivables, net of allowance of $1,126,000 and $1,001,000
     at March 31, 1997 and December 31, 1996, respectively                     687,000           707,000
Other assets                                                                   208,000           355,000
                                                                          ------------      ------------

              Total Assets                                                $ 25,024,000      $ 30,036,000
                                                                          ============      ============

                           LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Long-term notes payable, collateralized by deeds of trust
         on rental properties                                             $    880,000      $  5,169,000
     Accounts payable and accrued expenses                                     113,000           326,000
     Other liabilities                                                              --            70,000
                                                                          ------------      ------------

              Total Liabilities                                                993,000         5,565,000
                                                                          ------------      ------------

Commitments

Shareholders' Equity:
     Shares of beneficial interest, par value $1 a share; unlimited authorization, 9,137,000 shares outstanding at
         March 31, 1997 and December 31, 1996                                9,137,000         9,137,000
     Additional paid-in capital                                             55,145,000        55,118,000
     Unrealized holding income (loss) on marketable securities                  19,000
     (22,000)
     Accumulated deficit                                                   (40,270,000)      (39,762,000)
                                                                          ------------      ------------

              Total Shareholders' Equity                                    24,031,000        24,471,000
                                                                          ------------      ------------

              Total Liabilities and Shareholders' Equity                  $ 25,024,000      $ 30,036,000
                                                                          ============      ============




605218.1
                                        1

                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                       Consolidated Statements of Operations
                                                    (Unaudited)

                                                      Three Months Ended
                                                            March 31,
                                                     1997            1996
                                                     ----            ----

Revenues:
     Rent                                       $   236,000     $   569,000
     Interest                                       323,000         302,000
     Other                                           54,000              --
                                                -----------     -----------
                                                    613,000         871,000
                                                -----------     -----------

Expenses:
     Operating expenses                             123,000         148,000
     Property management                             14,000          27,000
     Depreciation and amortization                   21,000           5,000
     Interest                                        99,000         137,000
     General and administrative                     432,000         413,000
                                                -----------     -----------
                                                    689,000         730,000
                                                -----------     -----------

         Income (loss) before gain (loss) on
              sale of investments                   (76,000)        141,000

Gain (loss) on sale of investments                 (432,000)        299,000
                                                ------------    -----------

         Net income (loss)                      $  (508,000)    $   440,000
                                                ============    ===========

Net income (loss) per share of
   beneficial interest                          $     (0.06)    $      0.05
                                                ============    ===========



          See accompanying notes to consolidated financial statements.


605218.1
                                        2


                                      CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                                  AND SUBSIDIARY
                                       Consolidated Statements of Cash Flows
                                                    (Unaudited)

                                                                                   Three Months Ended
                                                                                        March 31,
                                                                              1997                     1996
                                                                              ----                     ----

Cash flows from operating activities:
     Net income (loss)                                                 $    (508,000)           $    440,000
                                                                       -------------            ------------
     Adjustments to reconcile net income to net
        cash provided by operating activities:
         Depreciation and amortization                                        21,000                   5,000
         Loss (gain) on sale of investments                                  432,000                (299,000)
     Changes in assets and liabilities:
         Decrease (increase) in receivables, net                              20,000                  (9,000)
         Increase in other assets                                            (53,000)                (59,000)
         (Decrease) increase in accounts payable
              and accrued expenses                                          (213,000)                258,000
         (Decrease) increase in other liabilities                            (70,000)                  2,000
                                                                       -------------            ------------
              Total adjustments to net (loss) income                         137,000                (102,000)
                                                                       -------------            ------------
              Net cash (used) provided by operating activities              (371,000)                338,000
                                                                       -------------            ------------

Cash flows from investing activities:
     Proceeds from sale of investments                                     7,306,000                      --
     Improvements to rental properties                                       (64,000)                (45,000)
     Principal collections on notes receivable                                 8,000                  12,000
     Principal collections on marketable securities                        1,015,000                      --
                                                                       -------------            ------------
              Net cash provided by (used in) investing activities          8,265,000                 (33,000)
                                                                       -------------            ------------

Cash flows from financing activities:
     Principal payments on long-term notes payable                        (4,289,000)                (23,000)
     Additional paid-in capital                                               27,000                     --
                                                                       -------------            ------------
         Net cash used in financing activities                            (4,262,000)                (23,000)
                                                                       -------------            ------------

              Net increase in cash                                         3,632,000                 282,000
     Cash, beginning of period                                             4,698,000               4,778,000
                                                                       -------------            ------------

     Cash, end of period                                               $   8,330,000            $  5,060,000
                                                                       =============            ============


          See accompanying notes to consolidated financial statements.

605218.1
                                        3

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Basis of Presentation:

                                  Organization

     California Real Estate Investment Trust (the "Trust" or "CalREIT") was organized under the laws of the State of California pursuant to a Declaration of Trust dated September 15, 1966.

     The Trust became a partner of Totem Square, L. P. ("Totem"), a Washington Limited Partnership in which the Trust owns a 59% interest, on November 30, 1990. The Trust also formed CalREIT Totem Square, Inc. ("Cal- CORP") to act as general partner of Totem. Cal-CORP has a 1% interest in Totem, and Totem Square Associates, an unrelated party, has the remaining 40%.

     In 1994 the Trust operated as a subsidiary of The Peregrine Real Estate Trust ("Peregrine"), which then held 76% of the Trust's outstanding Common Shares. In April 1994, Peregrine replaced the CalREIT Board of Trustees with a slate of its own Trustees. In 1995, the Board was expanded from three to five Trustees, two of whom were independent. In 1996, the Board of Trustees was comprised of two independent Trustees, one Trustee who concurrently served on the Board of Trustees of Peregrine, a former officer of the Trust, and the then Chief Executive Officer of the Trust.

     On January 3, 1997, Peregrine sold its entire 76%-ownership interest in the Trust to CalREIT Investors Limited Partnership ("CRIL"), an entity controlled by Samuel Zell. Simultaneous with the closing of this Transaction, the Board of Trustees was expanded to seven members; one Trustee, who also served on the Peregrine Board of Trustees, resigned; and three additional Trustees, nominated by CRIL, were appointed to the Board.

     As of March 31, 1997, the Trust had sold its two remaining commercial rental properties, Fulton Square Shopping Center and Totem Square in Sacramento, California and in Kirkland, Washington, respectively. At the end of the first quarter, the Trust owned a mortgage note portfolio of four notes encompassing approximately $8,785,000 in loans with an aggregate book value of approximately $2,658,000. These loans bear interest at an overall effective rate of approximately 8%. They are collateralized by mortgages on real property. Three of the investments in the four loans were originated by the Trust in connection with the disposition of Trust properties prior to 1996. The remaining note, in the face amount of approximately $1,090,000, was made in conjunction with the sale of Fulton Square Shopping Center in February 1997.

     Additionally, as of March 31, 1997 the Trust had approximately $13,141,000 invested in liquid mortgage-backed securities.


605218.1
                                        4

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

1.   Organization and Basis of Presentation, continued:

                              Basis of Presentation

     The accompanying financial statements are unaudited; however, they have been prepared in accordance with generally accepted accounting principles for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results for the interim period ended March 31, 1997, are not necessarily indicative of the results to be obtained for the full fiscal year. These financial statements should be read in conjunction with the December 31, 1996, audited financial statements and notes thereto, included in the California Real Estate Investment Trust Annual Report on Form 10-K. The accompanying unaudited consolidated financial statements of California Real Estate Investment Trust include the accounts of the Trust, Cal-CORP and Totem.

                            Stock-Based Compensation

     As of March 31, 1997 and December 31, 1996 there were no stock options outstanding nor stock option plans in place.

2.   Investments in Notes Receivable:

     As of March 31, 1997 and December 31, 1996, the Trust had long-term notes receivable, collateralized by deeds of trust (before valuation allowances and deferred gains) of $8,785,000 and $7,703,000, respectively. The notes are collateralized by real estate properties in California and Arizona. In conjunction with the Trust's plan to monetize assets, its mortgage note investments are classified for accounting purposes as "held for sale." The notes bear interest at rates ranging from 7.63% to 9.5% as of March 31, 1997. For the quarter ended March 31, 1997 the overall effective rate was approximately 8%.





605218.1
                                        5

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

3.   Investments in Marketable Securities:

     At  March  31,  1997,  the  Trust  had   $13,141,000   invested  in  liquid
     mortgage-backed securities classified as "available-for-sale."

     Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," (SFAS 115) issued in May 1993 requires that at the date of acquisition and at each reporting date, debt and equity securities be classified as "held-to-maturity," "trading," or "available for sale." Investments in debt securities in which the Trust has the positive intent and ability to hold to maturity are required to be classified as "held-to-maturity." "Held-to-maturity" securities are required to be stated at cost and adjusted for amortization of premiums and discounts to maturity in the consolidated balance sheet. Investments in debt and equity securities that are not classified as "held-to-maturity" and equity securities that have readily determinable fair values are to be classified as "trading" or "available-for-sale" and are measured at fair value in the consolidated balance sheet. Securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading." Unrealized holding gains and losses for "trading" securities are included in earnings.

     Investments that are not classified as "held-to-maturity" or "trading" securities are classified as "available-for-sale." Unrealized holding gains and losses for "available-for-sale" securities are excluded from earnings and reported as a separate component of shareholders' equity until realized.

     In  accordance  with  SFAS  115,  the  Trust   determines  the  appropriate
     classification at the time of purchase and reevaluates such designation at each balance sheet date.


605218.1
                                        6

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

3.   Investments in Marketable Securities, continued:

     At March 31, 1997, the Trust's "available-for-sale" securities consisted of the following:

                                                                       (In thousands)
                                                               Unrealized            Estimated
                                                  Cost      Gains       Losses       Fair Value
                                                  ----      -----       ------       ----------

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 7.842%, due April 1, 2024 $  2,681     $   --       $  (17)        $  2,664

     Federal Home Loan Mortgage
       Corporation, adjustable rate interest
       currently at 7.666%, due June 1, 2024       908         --           (3)             905

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 7.311%, due April 1, 2025      656         --           (5)             651

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 6.147%, due May 1, 2026      3,089         17           --            3,106

     Federal National Mortgage
       Association, adjustable rate interest
       currently at 6.156%, due June 1, 2026     5,788         27           --            5,815
                                              --------     ------       ------         --------

                                              $ 13,122     $   44       $  (25)        $ 13,141
                                              ========     ======       =======        ========

     The maturity dates above are not necessarily indicative of expected maturities as principal is often prepaid on such instruments.

4.   Long-Term Notes Payable:

     The Trust has one note payable to John Alden Life Insurance Company with an interest rate of 9.25% per annum. Principal and interest are payable monthly until August 7, 2017 when the entire unpaid principal balance and any unpaid interest are due.




605218.1
                                        7

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

5.   Income Taxes:

     The Trust has elected to be taxed as a real estate investment trust and as such, is not taxed on that portion of its taxable income which is distributed to shareholders, provided that at least 95% of its real estate trust taxable income is distributed and that the Trust meets certain other REIT requirements.

6.   Related-Party Transactions:

     Pursuant to an oral agreement with Peregrine, costs for certain general administrative services, including executive services, accounting services, treasury services, financial reporting and internal bookkeeping services, shareholder relations, and directors and officers insurance were shared with Peregrine. The shared costs were allocated to the Trust and Peregrine based upon their respective asset values (real property and notes receivable), subject to annual negotiation. At March 31, 1997 and December 31, 1996, the Trust had $9,000, and $31,000, respectively due to Peregrine pursuant to the cost allocation arrangement. The cost allocation arrangement between the Trust and Peregrine was terminated on January 7, 1997.

7.   Statements of Cash Flows Supplemental Information:

     In connection with the sale and foreclosure of properties, the Trust entered into various non-cash transactions as follows:

                                               (In thousands)
                                         For the Three Months Ended

                                          March 31,         March 31,
                                              1997              1996

     Sales price less selling costs     $ 8,396,000       $  1,033,000
     Amount due from Buyer                1,090,000         (1,033,000)
                                         ----------        -----------

     Net cash received                  $ 7,306,000       $         --
                                        ===========       ============

     Cash paid for interest on the Trust's outstanding debt during the three-month periods ended March 31, 1997 and 1996, was $99,000 and $139,000, respectively.


605218.1
                                        8

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ----------

8.   Per Share Data:

     Per share data is for the three-month periods ended March 31, 1997, and March 31, 1996, based on the weighted average number of Common Shares outstanding during each period. The weighted average number of shares used in the computation was 9,137,000.

9.   Gain (loss) on Sale of Investments:

     Components of the gain (loss) on the sale of investments for the three months ended March 31, 1997, and March 31, 1996, were as follows:

                                                    (In thousands)
                                                       For the
                                                  Three Months Ended
                                                       March 31,
                                                  1997           1996
                                                  ----           ----

     Sale of Redfield Commercial Center      $     --         $  299,000
     Sale of Fulton Square Shopping Center      (34,000)              --
     Sale of Totem Square                      (398,000)              --
                                              ----------      ----------

                                             $ (432,000)      $  299,000
                                             ===========       =========

10. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     On April 14, 1997, the Board of Trustees adopted a resolution (i) not to retain Coopers & Lybrand LLP ("C&L") as the Trust's auditors for the fiscal year ending December 31, 1997 and (ii) to engage Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending December 31, 1997.

     The reports of C&L on the Trust's consolidated financial statements as of and for the two years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Trust's two most recent fiscal years ended December 31, 1996, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C&L, would have caused them to make reference thereto in their report(s) on the Trust's financial statements for such fiscal year(s), nor were there any "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.


605218.1
                                        9

-------------------------------------------------------------------------------

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

-------------------------------------------------------------------------------

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this Form 10-Q. Historical results set forth are not necessarily indicative of the future financial position and results of operations of the Trust.

Recent Developments

On January 3, 1997, CalReit Investors Limited Partnership ("CRIL"), an affiliate of Equity Group Investments, Inc. ("EGI") and Samuel Zell, purchased from the Trust's former parent, The Peregrine Real Estate Trust ("Peregrine"), 6,959,593 Common Shares in the Trust (representing approximately 76% of the outstanding Common Shares) then owned by Peregrine for an aggregate purchase price of $20,222,011.

Prior to the purchase, EGI and Victor Capital Group, L.P. ("VCG") presented to the Board a proposed new business plan in which the Trust would cease to be a REIT and instead become a specialty finance company designed primarily to take advantage of high-yielding "mezzanine" investment opportunities in commercial real estate. EGI and VCG also proposed that they provide the Trust with a new management team to implement the business plan and that they invest through an affiliate a minimum of $30 million in a new class of preferred shares to be issued by the Trust.

The Board approved CRIL's purchase of Peregrine's Common Shares, the new business plan and the issuance of the convertible preferred shares of the Trust at $2.69 per share, the preferred shares to be convertible into common shares of the Trust on a one-for-one basis. The Board also concluded that the transfer to CRIL would not jeopardize the qualification of the Trust as a REIT, and exempted CRIL's ownership from certain provisions of the Trust's declaration of trust intended to discourage ownership of more than 10% of the outstanding shares of the Trust.

In reaching its decision to approve the foregoing, the Board of Trustees considered a number of factors including the attractiveness of the proposed new business plan, the significant real estate investment and financing experience of the proposed new management team and the significant amount of equity capital the Trust would obtain from the proposed preferred share issuance. The Board also considered the terms of previous alternative offers to purchase Peregrine's interest in the Trust of which the Board was aware and the fact that the average price of the Trust's Common Shares during the 60 trading days preceding the Board of Trustees' meeting at which the proposed equity investment was approved was $2.38 per share.

In connection with CRIL's purchase of the 6,959,593 Common Shares from Peregrine, the Board of Trustees increased the size of the Board from five to seven trustees, appointed three new trustees and accepted the resignation of one then incumbent trustee associated with Peregrine.

The Trust has filed a preliminary proxy statement with the Securities and Exchange Commission with respect to the annual meeting of its shareholders which is expected to be held in June. At the annual meeting, the Trust's shareholders will be asked to vote on proposals to (i) approve the issuance by the Trust of up to $33,000,000 of cumulative convertible preferred shares ("Preferred Shares") to Veqtor Finance Company, LLC ("Veqtor"), an affiliate of Samuel Zell and the principals of VCG (the "Investment"), (ii) approve an amended and restated declaration of trust of the Trust, (iii) elect seven trustees to serve on the Trust's board of trustees, (iv) ratify the appointment of Ernst & Young LLP as auditors of The Trust for the fiscal year 1997 and (v) approve a share option plan. The preliminary proxy statement will also outline the terms of the Investment and the Preferred Shares and the Trust's proposed new business plan and management team.


605218.1
                                       10

In connection with the commencement of the new business plan (the "New Business Plan"), concurrently with the consummation of the Investment, the Trust will acquire the business of VCG, including VCG's existing management team (the "Acquisition"). The Trust believes that, by acquiring direct ownership of VCG's existing real estate investment banking, real estate advisory and real estate asset management businesses as well as the services of VCG's experienced professional team, the Trust will be better positioned to implement the New Business Plan.

The  issuance  and sale of the  Preferred  Shares and related  transactions  are
subject  to   customary   conditions,   including   completion   of   definitive
documentation.

CRIL, the affiliate of Samuel Zell, that owns the 76% common share interest in the Trust has advised the Trust that it intends to vote in favor of the proposals presented in the proxy statement. Accordingly, approval of the proposals is assured. The record and meeting dates for the annual meeting will be announced in the near future.

Dispositions of Properties and Mortgage Notes

As of January 1, 1997, the Trust's investment portfolio included two commercial properties, as well as three mortgage notes secured by real property, all "held for sale." The Trust's real estate portfolio, carried at a book value of $8,585,000 as of January 1, 1997, included Fulton Square Shopping Center in Sacramento, California and a 60% interest in Totem Square, a mixed-use retail property in Kirkland, Washington. During the first quarter, these two commercial properties were sold. The sale of Fulton Square closed on February 14, 1997 and the sale of Totem Square closed on March 3, 1997. The proceeds from these sales were invested in liquid mortgage-backed securities which satisfy REIT-asset qualification requirements and mortgage loans. As of the end of the first quarter, the Trust had $13,141,000 invested in such securities.

The Trust's mortgage note portfolio, carried at an aggregate book value of $2,658,000 as of March 31, 1997, consists of four loans which bear interest at an overall effective rate of approximately 8% and are collateralized by mortgages on real property.

Management of the Trust's Investments

All strategic and investment decisions are made by the Board of Trustees. The Trust is self-administered and has no employees; in 1996 operating and administration services were provided by the employees of Peregrine (for which Peregrine received a reimbursement of costs) and by independent contractors. As of January 7, 1997, the arrangement with Peregrine was mutually terminated. Day-to-day operations and administration of CalREIT are currently being provided by independent contractors.

United Property Services, Inc. ("UPSI") was the property manager for the Trust's commercial properties. The Trust's agreement with UPSI terminated upon the disposition of Totem Square.

The Trust's financial and operating performance information is further set forth in the accompanying financial statements.

Comparison of the Three Months Ended March 31, 1997 to the Three Months Ended March 31, 1996

Net Loss of $508,000 was reported by the Trust for the three months ended March 31, 1997, a decrease of $948,000 from the net income of $440,000 for the three months ended March 31, 1996. The net loss was primarily the result of a decrease in rental revenues from properties sold during the period and the losses resulting from the sales of investments.



605218.1
                                       11

Total Revenues decreased $258,000, or 30%, to $613,000 for the three months ended March 31, 1997, down from $871,000 for the three months ended March 31, 1996 The decrease for the three months ended March 31, 1997, was primarily attributable to a decrease in rental revenue as a result of the sale of the Trust's remaining rental properties.

Rental revenues, decreased $333,000, or 38%, to $236,000 for the three months ended March 31, 1997, down from $569,000 for the three months ended March 31, 1996. These decreases were primarily the result of decreases in rental revenue due to the sale of the Redfield Commerce Center in March 1996, the sale of the Bekins Storage Facility in May 1996, the foreclosure sale of the Casa Grande Motor Inn in February 1996, the sale of Fulton Square Shopping Center in February 1997 and the sale of Totem Square in March 1997.

Interest revenues increased $21,000, or 7%, to $323,000 for the three months ended March 31, 1997, up from $302,000 for the three months ended March 31, 1996. This increase was primarily due to the increase in interest earned on cash accounts and marketable securities.

Total Expenses decreased $41,000, or 60%, to $689,000 for the three months ended March 31, 1997, down from $730,000 for the three months ended March 31, 1996. These decreases were primarily attributable to decreases in operating and interest expenses resulting from the disposition of properties and mortgage notes within the Trust's portfolio during the prior twelve-month period.

Interest expense decreased $38,000, or 28%, to $99,000 for the three months ended March 31, 1997, down from $137,000 for the three months ended March 31, 1996. This decrease primarily resulted from the cessation of interest expense on notes secured by properties which have been sold.

Dispositions. During the first quarter of 1997, the Trust sold Fulton Square Shopping Center, a retail property located in Sacramento, California. The net loss recognized from the sale of Fulton Square was approximately $34,000. The Trust also sold Totem Square, a retail property located in Kirkland, Washington. The net loss recognized from the sale of Totem Square was approximately $398,000 of which the majority was transfer taxes and the elimination of unamortized tenant improvements and leasing commissions.


605218.1
                                       12

Liquidity and Capital Resources

The Trust considers its liquidity and ability to generate cash from operations and financings to be sufficient to sustain day-to-day operations and to implement the New Business Plan.

At March 31, 1997, the Trust had $8,330,000 in cash; and an investment portfolio of liquid mortgage-backed securities with a net book value of $13,141,000. The Trust experienced a net increase in cash of $3,632,000 for the three months ended March 31, 1997, compared to a net increase in cash of $282,000 for the three months ended March 31, 1996, a difference of $3,350,000. The Trust's improved cash position during the above twelve-month period resulted from the redeployment of the real estate portfolio into better performing assets, a reduction in overall expenses and from investing activities.

As of March 31, 1997 the Trust owned a mortgage note portfolio of four notes totaling approximately $8,785,000 in loans with an aggregate book value of $2,658,000. These loans bear interest at an overall effective rate of 8% and are collateralized by mortgages on real property.

The Trust has one long-term outstanding debt obligation of $880,000.

Funds From Operations and Funds Available for Distribution. REIT analysts generally consider Funds From Operations (FFO) an appropriate measure of performance in comparing the results of operations of REITs. FFO is defined by the National Association of Real Estate Investment Trusts as net income computed in accordance with generally accepted accounting principles before gains and losses on sales of property and from debt restructuring plus depreciation and amortization. Funds Available for Distribution (FAD) is defined as FFO less capital expenditures funded by operations and loan amortization. The Trust believes that in order to facilitate a clear understanding of the historical operating results of the Trust, FFO and FAD should be examined in conjunction with net income as presented in this report. FFO and FAD should not be considered as an alternative to net income as an indication of the Trust's performance or to cash flow as a measure of liquidity.


605218.1
                                       13

FFO (which was computed without adding back amortization of deferred financing costs and depreciation of non-rental real estate assets) and FAD for the three months ended March 31, 1997 and 1996 are summarized as follows:

    Calculation of Funds From Operations and Funds Available for Distribution

                                                       (In thousands)
                                                For the Three Months Ended
                                                          March 31,
                                                1997                  1996
                                                ----                  ----


     Net income before
       gain (loss) on sale of investments       ($76)               $  141

     Depreciation and
       amortization                               21                     5
                                            --------              --------

       Funds From Operations                     (55)                  146

     Capital Improvements                        (64)                  (45)

     Loan principal
       payments                                   --                   (23)
                                            --------              ---------

       Funds Available For
         Distribution                       $     --              $     78
                                            ========              ========




605218.1
                                       14

                           PART II. OTHER INFORMATION


          Item 1: Legal Proceedings

          The Trust filed a complaint in San Francisco Superior Court on September 27, 1996, seeking a declaratory judgment against Carrillion V, a California limited partnership, and its general partner, with respect to an earnest money deposit given by the Defendant under a May 1996 mortgage loan purchase agreement. The dispute was settled out-of-court in the Trust's favor for $54,000 (included in other revenues) in the first quarter of 1997.

          Item 2: Changes in Securities
                  None

          Item 3: Defaults Upon Senior Securities
                  None

          Item 4: Submission of Matters to a Vote of Security Holders
                  None

          Item 5: Other Information
                  None

          Item 6: Exhibits and Reports on Form 8-K

                  (b) During the quarter ended March 31, 1997, the Trust filed one Report on Form 8-K dated January 3, 1997, reporting a change in control of the Registrant (Item 2 of Form 8-K).


                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALIFORNIA REAL ESTATE INVESTMENT TRUST



May 15, 1997                       /s/  Frank A. Morrow
----------------                   --------------------------
     Date                          Frank A. Morrow,
                                   Chairman of the Board

605218.1
                                       15

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST



   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF CALIFORNIA REAL ESTATE INVESTMENT TRUST FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [DAY],
                                 JULY __, 1997.


         The undersigned, as a holder of common shares of beneficial interest, $1.00 par value per share (the "Common Shares"), of California Real Estate Investment Trust ("the "Company") hereby appoints John R. Klopp and Gary R. Garrabrant, and each of them, with full power of substitution, proxies to vote all Common Shares for which the undersigned is entitled to vote through the execution of a proxy with respect to the Annual Meeting of Shareholders of the Company to be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on Thursday, July __, 1997 at 10:00 a.m., local time, or any adjournment or adjournments thereof, and authorizes and instructs said proxies to vote in the manner directed below.


         THE BOARD OF TRUSTEES OF THE COMPANY RECOMMENDS VOTES "FOR" EACH OF THE FOLLOWING


  1. On the proposal to approve the issuance and sale, at a price of $2.69 per share, of a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class A Preferred Shares") upon the terms and conditions set forth in the preferred share purchase agreement, dated as of June __1997, by and between the Company and Veqtor Finance Company, LLC, a Delaware limited liability company ("Veqtor"), attached to the accompanying Proxy Statement as annex A, and in the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company, in the form attached to the accompanying Proxy Statement as annex B.


         (check one box)         / / For          / / Against      / / Abstain

  2.     On the proposal to approve

                           (a) an amendment to the existing declaration of trust of the Company (the "Existing Declaration") which reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares, "Class B Non-Voting Common Shares";

         (check one box)         / / For          / / Against      / / Abstain


                           (b) an amendment to the Existing Declaration which revises certain restrictions upon transactions between the Company and certain large shareholders and other affiliates;

         (check one box)         / / For          / / Against      / / Abstain

                           (c) an amendment to the Existing Declaration which eliminates certain provisions intended to assure the Company's continued treatment as a "real estate investment trust" for federal tax purposes; and

         (check one box)         / / For          / / Against      / / Abstain


604509.3

                           (d) other amendments to the Existing Declaration, each of the foregoing amendments to be contained in an amended and restated declaration of trust of the Company, in the form attached to the accompanying Proxy Statement as annex C.

         (check one box)         / / For          / / Against      / / Abstain

  3.       Election of Trustees.
                        FOR        WITHHELD        Nominees: Martin L. Edelman
                        / /           / /                    Gary R. Garrabrant
                                                             Craig M. Hatkoff
                                                             John R. Klopp
                                                             Sheli Z. Rosenberg
                                                             Lynne B. Sagalyn
                                                             Samuel Zell

         For, except vote withheld for the following nominee(s):
         -------------------------------------------------------


  4. On the proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997.

         (check one box)         / / For          / / Against      / / Abstain

  5. On the proposal to approve a long-term incentive share plan, in the form attached to the accompanying Proxy Statement as annex D.

         (check one box)         / / For          / / Against      / / Abstain

  6. On the proposal to approve a trustee share plan, in the form attached to the accompanying Proxy Statement as annex E.

         (check one box)         / / For          / / Against      / / Abstain

  7. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof, or upon matters incident to the conduct of the meeting.

You may revoke this proxy at any time by forwarding to the Company a subsequently dated proxy received by the Company prior to the Annual Meeting.

                (Continued and to be signed on the reverse side)

Returned proxy cards will be voted (1) as specified on the matters listed above;
(2) in accordance with the Board of Trustees' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: x


604509.3

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the election of the named nominees and approval of the proposals set forth above.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. Joint owners should each sign. If a corporation, please sign as full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            Date:  ______________________, 1997



                                            Signature (title, if any)



                                            Signature, if held jointly




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.

604509.3